As filed with the Securities and Exchange Commission on November 24, 2021
Registration Nos. 33‑29180
and 811‑05823
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 79
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 81
DOMINI INVESTMENT TRUST*
(Exact Name of Registrant as Specified in Charter)
180 Maiden Lane, Suite 1302, New York, New York 10038-4925
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: 212‑217‑1100
Amy Domini Thornton
Domini Impact Investments LLC
180 Maiden Lane, Suite 1302
New York, New York 10038-4925
(Name and Address of Agent for Service)
Copy To:
Roger P. Joseph, Esq.
Morgan Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110
It is proposed that this filing become effective on November 30, 2021, pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

Prospectus
November 30, 2021

TABLE OF CONTENTS

2	The Domini Funds at a Glance

A summary of each Domini Fund’s investment objective, fees and expenses, portfolio turnover, investment strategies, risks, investment results, and management.

2	Domini Impact Equity Fund

11	Domini International Opportunities Fund

19	Domini Sustainable Solutions Fund

27	Domini Impact International Equity Fund

37	Domini Impact Bond Fund

47	Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries

48	More on the Funds’ Investment Objectives and Strategies

68	More on the Risks of Investing in the Funds

86	Portfolio Holdings Information

87	Who Manages the Funds?

94	The Funds’ Distribution Plan

A‑1	Shareholder Manual

Information about buying, selling, and exchanging shares of the Funds, how Fund shares are valued, Fund distributions, the tax consequences of an investment in a Fund, and how applicable sales charges are calculated.

B‑1	Financial Highlights

C‑1	Intermediary-Defined Sales Charge Waiver Policies

D‑1	For Additional Information

THE DOMINI FUNDS AT A GLANCE
DOMINI IMPACT EQUITY FUNDSM
Investment objective: The Fund seeks to provide its shareholders with long-term total return.
Fees and expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for Class A sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Investor or Class A shares of the Domini Impact Equity Fund or the Domini Impact International Equity Fund. More information about these and other discounts is available from your financial professional or in the Fund’s prospectus on page A‑15 under the heading “How Sales Charges Are Calculated for Class A Shares” and on page C‑1 under the heading “Intermediary-Defined Sales Charge Waiver Policies,” and in the Fund’s Statement of Additional Information (“SAI”) on page 40 under the heading “Additional Information Regarding Class A Sales Charges.” If you invest in Institutional or Class Y shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Shareholder fees (paid directly from your investment)

Share classes	Investor	Class A	Institutional	Class Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	4.75%	None	None
Maximum sales charge (load) imposed on purchases as a percentage of purchase or redemption	None	None[1] (under $1 million)	None	None
Paper document delivery fee (choose e‑delivery to avoid this fee)[2]	$15/year	$15/year	$15/year	$15/year
Outgoing bank wire transfer fee (deducted directly from sale proceeds)	$15/transfer	$15/transfer	$15/transfer	$15/transfer

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Share classes	Investor	Class A	Institutional	Class Y
Management fees	0.20%	0.20%	0.20%	0.20%
Distribution (12b‑1) fees	0.25%	0.25%	None	None
Other expenses
Sponsorship fee[4]	0.45%	0.45%	0.45%	0.45%
Other miscellaneous expenses	0.19%	0.41%	0.09%	0.40%
Total other expenses	0.64%	0.86%	0.54%	0.85%
Total annual Fund operating expenses	1.09%	1.31%	0.74%	1.05%
Fee waiver and expense reimbursements[3]	—	-0.22%	—	-0.25%
Total annual Fund operating expenses after fee waiver and expense reimbursements	1.09%	1.09%	0.74%	0.80%

1	Investments of $1 million or more are not subject to a front‑end sales charge, but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase.

2	Paper document delivery fee applies to direct Fund accounts with balances below $10,000 and may be avoided by choosing e‑delivery of Fund statements, prospectuses, and reports.

3
The Fund’s Adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor, Class A, Institutional, and Class Y share expenses to 1.09%, 1.09%, 0.74%, and 0.80%, respectively. These expense limitations are in effect through November 30, 2022. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Fund’s Board of Trustees.

4	Sponsorship fee is for administrative services provided to the Fund by the Fund’s Adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$111	$347	$601	$1,329
Class A	$581	$850	$1,139	$1,961
Institutional	$76	$237	$411	$918
Class Y	$82	$309	$555	$1,260
Portfolio turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher

Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All of the investment selections made by the Adviser are based on the evaluation of environmental and social factors, including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”).
The Fund may also invest in companies organized or traded outside the U.S. The Fund may have significant exposure to securities of issuers in the information technology, consumer discretionary, health care, communication services, and financials sectors.
Principal investment strategies: The Fund may invest in equity securities of companies of any market capitalization, but under normal circumstances, the Fund primarily invests in mid‑ and large-capitalization U.S. companies. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, and preferred shares. It is expected that at least 80% of the Fund’s assets will be invested in mid‑ to large-capitalization companies under normal market conditions.
portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance but are already reflected in its total returns. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.
The Fund may, but is not required to, invest in companies that, in addition to being subject to environmental and social factors, also demonstrate a commitment to sustainability solutions. The Adviser will consider a company to demonstrate a commitment to sustainability solutions if, based on the Adviser’s analysis, the company provides, invests in or creates products or services that help: accelerate the transition to a low‑carbon future, contribute to the development of sustainable communities, ensure access to clean water, support more sustainable food systems, promote societal health and well-being, broaden financial inclusion, or bridge the digital divide and/or expand access to economic opportunity.
A security will be sold if the Adviser determines that the company is no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors, financial criteria, and/or the company no longer demonstrates a commitment to sustainability solutions, as applicable.
SSGA Funds Management, Inc. (the “Subadviser”), the Fund’s subadviser, will purchase or sell securities to implement the Adviser’s investment selections at a time determined appropriate by the Subadviser and in accordance with, but not necessarily in the identical amounts as provided with the Adviser’s investment selections.
Principal risks: Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments. There is no guarantee that the Fund’s investment objective will be achieved. The following is a summary description of certain risks of investing in the Fund. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending on market conditions or other factors.

•
Impact Investing Risk. The Adviser’s evaluation of environmental and social factors in its investment selections and the timing of the Subadviser’s implementation of the Adviser’s investment selections will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

•
Portfolio Management Risk. The value of your investment may decrease if the Adviser’s or Subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or Subadviser and could have an adverse effect on the value or performance of the Fund.

•
Information Risk. There is a risk that information used by the Adviser to evaluate environmental and social factors, may not be readily available, complete, or accurate, which could negatively impact the Adviser’s ability to evaluate such factors and negatively impact Fund performance. This may also lead the Fund to avoid investment in certain issuers, industries, markets, sectors, or regions.

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Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

•
Recent Events Risk. The illness COVID‑19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/or liquidity of the Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID‑19 outbreak may exacerbate other pre‑existing political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

•
Mid‑ to Large‑Cap Companies Risk. The market prices of companies at different capitalization levels may go up or down due to general market conditions and cycles. The value of your investment will be affected by the Fund’s exposure to mid‑ and large‑cap companies. Compared to large companies, mid‑size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

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Small‑Cap Companies Risk. Compared to large companies, small‑size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

•
Foreign Investing Risk. Investments in foreign regions or in securities of issuers with significant exposure to foreign markets may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, terrorism and political or financial instability; regulatory differences such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision. Less information may be publicly available regarding foreign issuers. Foreign investing risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

•
Market Sector Risk. The Fund may hold a large percentage of securities in a particular market sector. To the extent the Fund holds a large percentage of securities in a particular sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions, the spread of infectious illness or other public health issues, or other developments or risks affecting such market sector than a Fund without the same focus.

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Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of such rights.

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Consumer Discretionary Sector Risk. Securities in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

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Health Care Sector Risk. Securities in the health care sector, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

-	Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

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Financials Sector Risk. Issuers in the financials sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

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Redemption Risk. The Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

•
Cybersecurity Risk. Cybersecurity failures by or breaches of the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

These and other risks are discussed in more detail later in this prospectus or in the SAI. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.

Investment results: The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor shares and by showing how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance, the Standard and Poor’s 500 Index (S&P 500), an unmanaged index of common stocks. SSGA Funds Management, Inc. commenced submanagement services for the Fund on December 1, 2018. A different subadviser served as the Fund’s subadviser for periods prior to December 1, 2018. The performance shown for periods prior to December 1, 2018, reflects the investment strategies employed during those periods. The returns for each class of the Fund will differ from Investor shares because of the different expenses applicable to those share classes.
Updated information on the Fund’s investment results can be obtained by visiting domini.com/performance or by calling 1‑800‑582‑6757.
The Fund’s past results (before and after taxes) are not necessarily an indication of how the Fund will perform in the future.
Highest/lowest quarterly results during this time period were: 23.39% (quarter ended 6/30/2020) and –15.46% (quarter ended 3/31/2020). The Fund’s year‑to‑date results as of the most recent calendar quarter ended 09/30/2021 were 11.19%.

Average annual total returns for periods ended December 31, 2020 (with maximum sales charge for Class A shares)

	1 Year	5 Years	10 Years
Domini Impact Equity Fund
Investor shares:
Return before taxes	30.62%	14.96%	12.20%
Return after taxes on distributions	29.61%	13.47%	11.05%
Return after taxes on distributions and sale of shares	18.48%	11.56%	9.78%
Class A shares return before taxes	24.41%	13.84%	11.66%
Institutional shares return before taxes	31.09%	15.36%	12.62%
Class Y shares return before taxes	30.98%	15.27%	12.53%
S&P 500 (reflects no deduction for fees, expenses, or taxes)	18.40%	15.22%	13.88%
After‑tax returns are shown only for Investor shares; after‑tax returns for other share classes will vary. After‑tax returns are calculated using the highest individual marginal federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (IRA).
Investment management:
Investment adviser: Domini Impact Investments LLC (“Domini” or the “Adviser”)
Portfolio managers: Amy Domini Thornton, Chair and Co‑Manager of Domini (portfolio manager of the Fund since December 1, 2018); and Carole M. Laible, CEO and Co‑Manager of Domini (portfolio manager of the Fund since December 1, 2018).
Subadviser: SSGA Funds Management, Inc. (“SSGA FM” or the “Subadviser”)
Portfolio manager: Kathleen Morgan, CFA, Vice President of SSGA FM and a Senior Portfolio Manager in the Global Equity Beta Solutions Group (portfolio manager of the Fund since December 1, 2018).
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page 47 of the Fund’s prospectus.

DOMINI INTERNATIONAL OPPORTUNITIES FUNDSM
Investment objective: The Fund seeks to provide its shareholders with long-term total return.
Fees and expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Institutional shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Shareholder fees (paid directly from your investment)

Share classes	Investor	Institutional
Paper document delivery fee (choose e‑delivery to avoid this fee)[1]	$15/year	$15/year
Outgoing bank wire transfer fee (deducted directly from sale proceeds)	$15/transfer	$15/transfer

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Share classes	Investor	Institutional
Management fees	0.85%	0.85%
Distribution (12b‑1) fees	0.25%	None
Other expenses	3.78%	1.15%
Total annual Fund operating expenses	4.88%	2.00%
Fee waivers and expense reimbursements[2]	-3.48%	-0.85%
Total annual Fund operating expenses after fee waivers and expense reimbursements	1.40%	1.15%

1	Paper document delivery fee applies to direct Fund accounts with balances below $10,000 and may be avoided by choosing e‑delivery of Fund statements, prospectuses, and reports.

2
The Fund’s Adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor and Institutional share expenses to 1.40% and 1.15%, respectively. These expense limitations are in effect through November 30, 2022. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$143	$1,155	$2,170	$4,717
Institutional	$117	$545	$999	$2,259
Portfolio turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance but are already reflected in its total returns. For the fiscal period from November 30, 2020 (commencement of operations) through July 31, 2021, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal investment strategies: The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights and preferred shares. Under normal circumstances, the Fund primarily invests in securities of mid‑and large-capitalization companies tied economically to developed market countries throughout the world, other than the U.S. and Canada.
Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries, other than the U.S. and Canada. Under normal circumstances, not more than 15% of the Fund’s net assets will be invested in securities of issuers tied economically to the U.S., Canada, and emerging market countries.
Securities of foreign issuers may be purchased directly or through depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies.
The Fund may have significant exposure to securities of companies tied economically to Japan, the United Kingdom, Germany, the Netherlands, and France. The Fund may invest in securities denominated in major reserve currencies, such as the yen, pound sterling, euro, U.S. dollar, and currencies of other countries in which it can invest. To the extent that the Fund has significant exposure to securities of companies tied economically to a particular country or countries (including Japan, the United Kingdom, Germany, the Netherlands, and France), it generally will have corresponding exposure to the currency of such countries (including the yen, pound sterling, and euro). The Fund also may have significant exposure to securities of companies in the industrials, information technology, financials, consumer discretionary, and health care sectors. The Fund may have significant exposure to any region, country or sector at any time.

Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All of the investment selections made by the Adviser are based on the evaluation of environmental and social factors, including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”).
The Fund may, but is not required to, invest in companies that, in addition to being subject to environmental and social factors, also demonstrate a commitment to sustainability solutions. The Adviser will consider a company to demonstrate a commitment to sustainability solutions if, based on the Adviser’s analysis, the company provides, invests in or creates products or services that help: accelerate the transition to a low‑carbon future, contribute to the development of sustainable communities, ensure access to clean water, support more sustainable food systems, promote societal health and well-being, broaden financial inclusion, or bridge the digital divide and/or expand access to economic opportunity.
A security will be sold if the Adviser determines that the company is no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors, financial criteria, and/or the company no longer demonstrates a commitment to sustainability solutions, as applicable.
SSGA Funds Management, Inc. (the “Subadviser”), the Fund’s subadviser, will purchase or sell securities to implement the Adviser’s investment selections at a time determined appropriate by the Subadviser and in accordance with, but not necessarily in the identical amounts as provided with the Adviser’s investment selections.
Principal risks: Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments. There is no guarantee that the Fund’s investment objective will be achieved. The following is a summary description of certain risks of investing in the Fund. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending on market conditions or other factors.

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Foreign Investing Risk. Investments in foreign regions or in securities of issuers with significant exposure to foreign markets may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, terrorism and political or financial instability; regulatory differences such as accounting, auditing, and financial reporting standards and practices;

natural disasters; and the degree of government oversight and supervision. Less information may be publicly available regarding foreign issuers. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

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Geographic Focus Risk. To the extent that the Fund invests from time to time a significant portion of its assets in issuers organized or located in a particular country or geographic region, the Fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions.

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Country Risk. The Fund expects to diversify its investments among issuers with exposure to various countries throughout the world. To the extent that the Fund invests from time to time a significant percentage of its assets in issuers tied economically to a particular country or countries, including Japan, the United Kingdom, Germany, the Netherlands, or France, the Fund may be particularly affected by the economic, political, regulatory, security and social conditions in that country, as well as by the spread of infectious illness or other public health issues.

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Investing in Japan. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, an unstable financials sector, substantial government deficits, and natural and environmental disasters.

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Investing in the United Kingdom. The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. The U.K.’s economy will also be significantly affected by the U.K.’s exit from the European Union (commonly known as “Brexit”), which will likely place the country’s currency and banking system in jeopardy, and impact arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise). The U.K.’s exit from the European Union will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Funds’ investments.

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Investing in Germany. Germany has an industrial and export dependent economy and therefore relies heavily on trade with key trading partners, including the Netherlands, China, the United States, the United Kingdom, France, Italy and other European countries. Germany is dependent on the economies of these other countries, and a decline in the price or demand for German exports may have an adverse impact on its economy.

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Investing in the Netherlands. The Netherlands’ economy is heavily dependent on trading relationships with certain key trading partners, including the United States, the United Kingdom, France and Germany. Future changes in the price or the demand for Dutch products or services by the United States, the United Kingdom, France and Germany or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Dutch economy and the issuers to which a Fund has exposure.

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Investing in France. The French economy, including demand for French exports, may be adversely affected by the U.K.’s exit from the European Union. The French economy also is susceptible to fluctuations in demand for agricultural products. France has experienced several terrorist attacks in the past several years.

•
Currency Risk. Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of the Fund’s investments. This fluctuation can affect both the value of the currencies in which the Fund’s investments are traded or an active investment position. The Fund will benefit when foreign currencies, including the yen, the pound sterling and the euro, strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or restrictions, speculation, and the spread of infectious illness or other public health issues. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

•
Impact Investing Risk. The Adviser’s evaluation of environmental and social factors in its investment selections and the timing of the Subadviser’s implementation of the Adviser’s investment selections will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

•
Portfolio Management Risk. The value of your investment may decrease if the Adviser’s or Subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or Subadviser and could have an adverse effect on the value or performance of the Fund.

•	Information Risk. There is a risk that information used by the Adviser to evaluate environmental and social factors, may not be readily available,

complete, or accurate, which could negatively impact the Adviser’s ability to evaluate such factors and negatively impact Fund performance. This may also lead the Fund to avoid investment in certain issuers, industries, markets, sectors, or regions.

•
Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

•
Recent Events Risk. The illness COVID‑19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/or liquidity of the Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID‑19 outbreak may exacerbate other pre‑existing political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

•
Mid‑to Large‑Cap Companies Risk. The market prices of companies at different capitalization levels may go up or down due to general market conditions and cycles. The value of your investment will be affected by the Fund’s exposure to mid‑ and large‑cap companies. Compared to large companies, mid‑size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

•
Small‑Cap Companies Risk. Compared to large companies, small‑size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

•
Market Sector Risk. The Fund may hold a large percentage of securities in a particular market sector. To the extent the Fund holds a large percentage of securities in a particular sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions, the spread of infectious illness or other public health issues, or other developments or risks affecting such market sector than a Fund without the same focus.

-
Industrials Sector Risk. Securities in the industrials sector, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

-
Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of such rights.

-
Financials Sector Risk. Issuers in the financials sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

-
Consumer Discretionary Sector Risk. Securities in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

-
Health Care Sector Risk. Securities in the health care sector, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

•
Redemption Risk. The Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

•
Cybersecurity Risk. Cybersecurity failures by or breaches of the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

These and other risks are discussed in more detail later in this prospectus or in the SAI. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.
Investment results: As of the date of this prospectus, the Fund did not have a full calendar year of operations, therefore, information on the Fund’s performance is not presented.
Updated information on the Fund’s investment results can be obtained by visiting domini.com/performance and by calling 1‑800‑582‑6757.
Investment management:
Investment adviser: Domini Impact Investments LLC (“Domini” or the “Adviser”).
Portfolio managers: Amy Domini Thornton, Chair and Co‑Manager of Domini (portfolio manager of the Fund since November 30, 2020); and Carole M. Laible, CEO and Co‑Manager of Domini (portfolio manager of the Fund since November 30, 2020).
Subadviser: SSGA Funds Management, Inc. (“SSGA FM” or the “Subadviser”).
Portfolio manager: Michael Finocchi, Principal of SSGA FM and a Portfolio Manager in the Global Equity Beta Solutions Group (portfolio manager of the Fund since November 30, 2021).
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” on page 47 of the prospectus.

DOMINI SUSTAINABLE SOLUTIONS FUNDSM
Investment objective: The Fund seeks to provide its shareholders with long-term total return.
Fees and expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Institutional shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Shareholder fees (paid directly from your investment)

Share classes	Investor	Institutional
Paper document delivery fee (choose e‑delivery to avoid this fee)[1]	$15/year	$15/year
Outgoing bank wire transfer fee (deducted directly from sale proceeds)	$15/transfer	$15/transfer

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Share classes	Investor	Institutional
Management fees	0.85%	0.85%
Distribution (12b‑1) fees	0.25%	None
Other expenses	1.02%	0.58%
Total annual Fund operating expenses	2.12%	1.43%
Fee waivers and expense reimbursements[2]	-0.72%	-0.28%
Total annual Fund operating expenses after fee waivers and expense reimbursements	1.40%	1.15%

1	Paper document delivery fee applies to direct Fund accounts with balances below $10,000 and may be avoided by choosing e‑delivery of Fund statements, prospectuses, and reports.

2
The Fund’s Adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor share and Institutional share expenses to 1.40% and 1.15%, respectively. These expense limitations are in effect through November 30, 2022. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses

(reflecting applicable contractual fee waivers and expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$143	$595	$1,073	$2,395
Institutional	$117	$425	$755	$1,689
Portfolio turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance but are already reflected in its total returns. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
Principal investment strategies: Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of companies that demonstrate a commitment to sustainability solutions.
For purposes of the Fund’s 80% policy, a company demonstrates a commitment to sustainability solutions if, based on the Adviser’s analysis, the company provides, invests in or creates products or services that help:

•	Accelerate the transition to a low‑carbon future, including through renewable energy, distributed generation, off‑grid solutions, energy storage, electric vehicles, or energy-efficient technologies.

•	Contribute to the development of sustainable communities, including through safe and affordable housing, eco‑friendly design, low‑carbon transportation systems, or climate-resilient infrastructure.

•
Ensure access to clean water, including through the development or maintenance of water infrastructure, affordable water services, or solutions for water treatment, harvesting, conservation, flow-control, plumbing, or heating.

•
Support more sustainable food systems, including through the improvement of, or access to, healthy, natural, organic, or plant-based food, the reduction of food waste, promotion of resource-efficient agriculture, or support for small-scale farming.

•
Promote societal health and well-being, including through the improvement of, or access to, healthcare products or services, preventative healthcare solutions, innovative diagnostics or medicines, mobile medical technologies, or health education services.

•	Broaden financial inclusion, including through improvement of, or access to, capital, banking, insurance, investment, or other financial products or services.

•
Bridge the digital divide and/or expand access to economic opportunity, including through improvement of, or access to, information or communication technologies, education, training, or software/services.

The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world, including the United States. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, and preferred shares.
Securities of foreign issuers may be purchased directly or through depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies.
The Fund’s investments are not constrained by benchmark weightings in regions, countries, or sectors. The Fund may have significant exposure to securities of issuers in the information technology, health care, industrials, consumer discretionary, and financials sectors. In addition, because the Fund is unconstrained to any benchmark, these exposures may change over time. The Fund may have significant exposure to any region, country or sector at any time. The Fund may invest in fewer than 50 securities.
Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All of the investment selections made by the Adviser are based on the evaluation of environmental and social factors, including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”). A security will be sold if the Adviser determines that the company no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors, financial criteria, and/or the company no longer demonstrates a commitment to sustainability solutions, as applicable.
SSGA Funds Management, Inc. (the “Subadviser”), the Fund’s subadviser, will purchase or sell securities to implement the Adviser’s investment selections at a time determined appropriate by the Subadviser and in accordance with, but not necessarily in the identical amounts as provided with the Adviser’s investment selections.
Principal risks: Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments. There is no guarantee that the Fund’s investment objective will be achieved. The following is a summary description of certain risks of investing in the Fund. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending on market conditions or other factors.

•
Sustainable Investing Risk. The Adviser’s evaluation of environmental and social factors, application of sustainable investing criteria, and the timing of the Subadviser’s implementation of the Adviser’s investment selections will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

•
Portfolio Management Risk. The value of your investment may decrease if the Adviser’s or Subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or Subadviser and could have an adverse effect on the value or performance of the Fund.

•
Information Risk. There is a risk that information used by the Adviser to evaluate environmental and social factors, may not be readily available, complete, or accurate, which could negatively impact the Adviser’s ability to evaluate such factors and negatively impact Fund performance. This may also lead the Fund to avoid investment in certain issuers, industries, markets, sectors, or regions.

•
Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

•
Recent Events Risk. The illness COVID‑19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/or liquidity of the Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID‑19 outbreak may exacerbate other pre‑existing political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

•
Mid‑ to Large‑Cap Companies Risk. The market prices of companies at different capitalization levels may go up or down due to general market conditions and cycles. The value of your investment will be affected by the Fund’s exposure to mid‑ and large‑cap companies. Compared to large companies, mid‑size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

•
Small‑Cap Companies Risk. Compared to large companies, small‑size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

•
Foreign Investing Risk. Investments in foreign regions or in securities of issuers with significant exposure to foreign markets may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, terrorism and political or financial instability; regulatory differences such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision. Less information may be publicly available regarding foreign issuers. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

•
Geographic Focus Risk. To the extent that the Fund invests from time to time a significant portion of its assets in issuers organized or located in a particular country or geographic region, the Fund may be particularly affected by adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions.

•
Currency Risk. Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of the Fund’s investments. This fluctuation can affect both the value of the currencies in which the Fund’s investments are traded or an active investment position. The Fund will benefit when foreign currencies strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or restrictions, speculation, and the spread of infectious illness or other public health issues. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

•	Issuer Focus Risk. The Fund may invest in fewer than 50 issuers, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.

•
Market Sector Risk. The Fund may hold a large percentage of securities in a particular market sector. To the extent the Fund holds a large percentage of securities in a particular sector, its performance will be tied closely to, and affected by, the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions, the spread of infectious illness or other public health issues, or other developments or risks affecting such market sector than a Fund without the same focus.

-
Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of such rights.

-
Health Care Sector Risk. Securities in the healthcare sector, such as healthcare supplies, healthcare services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

-
Industrials Sector Risk. Securities in the industrials sector, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

-
Consumer Discretionary Sector Risk. Securities in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

-
Financials Sector Risk. Issuers in the financials sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

•
Redemption Risk. The Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

•
Cybersecurity Risk. Cybersecurity failures by or breaches of the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

These and other risks are discussed in more detail later in this prospectus or in the SAI. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.
Investment results: As of the date of this prospectus, the Fund did not have a full calendar year of operations, therefore, information on the Fund’s performance is not presented.
Updated information on the Fund’s investment results can be obtained by visiting domini.com/performance and by calling 1‑800‑582‑6757.
Investment management:
Investment adviser: Domini Impact Investments LLC (“Domini” or the “Adviser”).
Portfolio managers: Amy Domini Thornton, Chair and Co‑Manager of Domini (portfolio manager of the Fund since April 1, 2020); and Carole M. Laible, CEO and Co‑Manager of Domini (portfolio manager of the Fund since April 1, 2020).

Subadviser: SSGA Funds Management, Inc. (“SSGA FM” or the “Subadviser”).
Portfolio manager: Michael Finocchi, Principal of SSGA FM and a Portfolio Manager in the Global Equity Beta Solutions Group (portfolio manager of the Fund since April 1, 2020).
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” on page 47 of the prospectus.

DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM
Investment objective: The Fund seeks to provide its shareholders with long-term total return.
Fees and expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for Class A sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Investor or Class A shares of the Domini Impact Equity Fund and the Domini Impact International Equity Fund. More information about these and other discounts is available from your financial professional or in the Fund’s prospectus on page A-15 under the heading “How Sales Charges Are Calculated for Class A Shares” and on page C‑1 under the heading “Intermediary-Defined Sales Charge Waiver Policies,” and in the Fund’s Statement of Additional Information (“SAI”) on page 40 under the heading “Additional Information Regarding Class A Sales Charges.” If you invest in Institutional or Class Y shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Shareholder fees (paid directly from your investment)

Share classes	Investor	Class A	Institutional	Class Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	None	4.75%	None	None
Maximum sales charge (load) imposed on purchases as a percentage of purchase or redemption	None	None[1] (under $1 million)	None	None
Paper document delivery fee (choose e‑delivery to avoid this fee)[2]	$15/year	$15/year	$15/year	$15/year
Outgoing bank wire transfer fee (deducted directly from sale proceeds)	$15/transfer	$15/transfer	$15/transfer	$15/transfer

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Share classes	Investor	Class A	Institutional	Class Y
Management fees	0.84%	0.84%	0.84%	0.84%
Distribution (12b‑1) fees	0.25%	0.25%	None	None
Other expenses	0.28%	0.29%	0.07%	0.14%
Total annual Fund operating expenses	1.37%	1.38%	0.91%	0.98%

1	Investments of $1 million or more are not subject to a front‑end sales charge, but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year of purchase.

2	Paper document delivery fee applies to direct Fund accounts with balances below $10,000 and may be avoided by choosing e‑delivery of Fund statements, prospectuses, and reports.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$139	$434	$750	$1,646
Class A	$609	$891	$1,194	$2,054
Institutional	$93	$290	$504	$1,120
Class Y	$100	$312	$542	$1,201
Portfolio turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance but are already reflected in its total returns. During the most recent fiscal year, the Fund’s turnover rate was 88% of the average value of its portfolio.
Principal investment strategies: The Fund may invest in equity securities of companies of any market capitalization. Under normal circumstances, the Fund primarily invests in mid‑ and large- capitalization companies located in Europe, the Asia-Pacific region, and throughout the rest of the world. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, and preferred shares.

Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries other than the U.S and at least 40% of the Fund’s assets will be invested in companies tied economically to countries outside the U.S. The Fund will primarily invest in companies tied economically to developed market countries throughout the world, but may invest up to 10% of its assets in securities of issuers tied economically to emerging market countries.
Securities of foreign issuers may be purchased directly or through depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies.
The Fund may have significant exposure to securities of issuers tied economically to Japan, Switzerland, the United Kingdom, and France. The Fund may invest in securities denominated in major reserve currencies, such as the yen, swiss franc, euro, pound sterling, and U.S. dollar, and currencies of other countries in which it can invest. To the extent that the Fund has significant exposure to securities of companies tied economically to a particular country or countries (including Japan, Switzerland, the United Kingdom, and France), it generally will have corresponding exposure to the currency of such countries (including the yen, swiss franc, pound sterling, and euro). The Fund also may have significant exposure to securities of issuers in the industrials, financials, health care, consumer discretionary, and information technology sectors.
Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). The Adviser identifies securities that are eligible for investment by the Fund based on the evaluation of environmental and social factors, including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”).
Wellington Management Company LLP (the “Subadviser”), the Fund’s subadviser uses a proprietary quantitative model to select investments to buy and sell from among those which the Adviser has notified the Subadviser are eligible for investment, seeking to build the most attractive portfolio by purchasing the most attractive stocks (as determined by the Subadviser’s model) and selling the least attractive stocks (as determined by the Subadviser’s model). The Fund also will sell securities that the Adviser determines are no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors.
Principal risks: Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments. There is no guarantee that the Fund’s investment objective will be achieved. The following is a summary description of certain risks of investing in the Fund. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending on market conditions or other factors.

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Foreign Investing and Emerging Markets Risk. Investments in foreign regions or in securities of issuers with significant exposure to foreign markets may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, imposition of currency controls or restrictions, confiscatory taxation, terrorism and political or financial instability; regulatory differences, such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision. Less information may be publicly available regarding foreign issuers. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

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Geographic Focus Risk. The Fund will be largely invested in companies based in Europe or the Asia-Pacific region. Market changes or other factors affecting these regions, including political instability, unpredictable economic conditions, exchange rates and social, regulatory or other events, could have a significant impact on the Fund due to its regional focus.

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Country Risk. The Fund expects to diversify its investments among issuers with exposure to various countries throughout the world. To the extent that the Fund invests from time to time a significant percentage of its assets in issuers tied economically to a particular country or countries, including Japan, Switzerland, the United Kingdom, and France, the Fund may be particularly affected by the economic, political, regulatory, security, and social conditions in that country, as well as by the spread of infectious illness or other public health issues.

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Investing in Japan. The Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, an unstable financials sector, substantial government deficits, and natural and environmental disasters.

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Investing in Switzerland. Investments in Swiss issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Switzerland. International trade is a large component of the Swiss economy and Switzerland depends upon exports to generate economic growth. The Swiss economy relies on certain key trading partners in order to sustain continued economic growth. Switzerland’s economic growth generally mirrors slowdowns and growth spurts experienced in other countries, including the U.S. and certain Western European countries.

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Investing in the United Kingdom. The U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. The U.K.’s economy will also be significantly affected by the U.K.’s exit from the European Union (commonly known as “Brexit”), which will likely place the country’s currency and banking system in jeopardy, and impact arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise). The U.K.’s exit from the European Union will likely result in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Funds’ investments.

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Investing in France. The French economy, including demand for French exports, may be adversely affected by the U.K.’s exit from the European Union. The French economy also is susceptible to fluctuations in demand for agricultural products. France has experienced several terrorist attacks in the past several years.

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Currency Risk. Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of the Fund’s investments. This fluctuation can affect both the value of the currencies in which the Fund’s investments are traded or an active investment position. The Fund will benefit when foreign currencies, including the yen, the swiss franc, euro and the pound sterling, strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or restrictions, speculation, and the spread of infectious illness or other public health issues. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

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Impact Investing Risk. The Adviser’s evaluation of environmental and social factors in its investment selections and the timing of the Subadviser’s implementation of the Adviser’s investment selections will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

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Portfolio Management Risk The value of your investment may decrease if the Adviser’s or Subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or Subadviser and could have an adverse effect on the value or performance of the Fund.

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Style Risk. The value of your investment may decrease if the Subadviser’s quantitative investment approach does not respond well to current market conditions or its judgment regarding the quality, value, or market trends affecting a particular security, industry, sector, or region is incorrect. The Subadviser’s quantitative model relies upon a complex software system, and failure of the system to function or the presence of software errors could have an adverse impact on the value of Fund performance.

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Information Risk. There is a risk that information used by the Adviser to evaluate environmental and social factors, may not be readily available, complete, or accurate, which could negatively impact the Adviser’s ability to evaluate such factors and negatively impact Fund performance. This may also lead the Fund to avoid investment in certain issuers, industries, markets, sectors, or regions.

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Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

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Recent Events Risk. The illness COVID‑19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/or liquidity of the Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID‑19 outbreak may exacerbate other pre‑existing political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

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Mid‑to Large‑Cap Companies Risk. The market prices of companies at different capitalization levels may go up or down due to general market conditions and cycles. The value of your investment will be affected by the Fund’s exposure to mid‑ and large‑cap companies. Compared to large companies, mid‑size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

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Market Sector Risk. The Fund may hold a large percentage of securities in a particular market sector. To the extent the Fund holds a large percentage of securities in a particular sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions, the spread of infectious illness or other public health issues, or other developments or risks affecting such market sector than a Fund without the same focus.

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Industrials Sector Risk. Securities in the industrials sector, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.

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Financials Sector Risk. Issuers in the financials sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

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Health Care Sector Risk. Securities in the health care sector, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.

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Consumer Discretionary Sector Risk. Securities in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

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Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of such rights.

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Portfolio Turnover Risk. If the Fund does a lot of trading it may incur additional operating expenses which would reduce performance and could cause shareowners to incur a higher level of taxable income or capital gains.

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Redemption Risk. The Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

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Cybersecurity Risk. Cybersecurity failures by or breaches of the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

These and other risks are discussed in more detail later in this prospectus or in the SAI. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.

Investment results: The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor shares and by showing how the Fund’s average annual total returns for 1, 5, and 10 years, compare with those of a broad measure of market performance, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. MSCI EAFE (net) is net of withholding taxes on the reinvestment of dividends, but reflects no other deduction for fees, expenses, or taxes. The returns for each class of the Fund will differ from Investor shares because of the different expenses applicable to those share classes. The returns presented in the table for periods prior to the inception of the Institutional and Class Y shares are those of the Investor shares. Institutional shares commenced operations on November 30, 2012. Class Y shares commenced operations on July 23, 2018. These returns have not been adjusted to take into account the lower expenses applicable to Institutional and Class Y shares.
Updated information on the Fund’s investment results can be obtained by visiting domini.com/performance or by calling 1‑800‑582‑6757.
The Fund’s past results (before and after taxes) are not necessarily an indication of how the Fund will perform in the future.
Highest/Lowest quarterly results during this time period were: 14.99% (quarter ended 6/30/2020) and –24.97% (quarter ended 3/31/2020). The Fund’s year‑to‑date results as of the most recent calendar quarter ended 09/30/2021 were 6.64%.

Average annual total returns for periods ended December 31, 2020 (with maximum sales charge for Class A shares)

	1 Year	5 Years	10 Years
Domini Impact International Equity Fund
Investor Shares:
Return before taxes	5.73%	5.84%	5.72%
Return after taxes on distributions	5.77%	5.41%	5.01%
Return after taxes on distributions and sale of shares	3.65%	4.70%	4.59%
Class A shares return before taxes	0.68%	4.78%	5.19%
Institutional Shares return before taxes	6.11%	6.23%	5.72%
Class Y shares return before taxes	6.06%	5.84%	5.72%
MSCI EAFE (net of withholding tax) (reflects no deduction for fees, expenses, or taxes except foreign withholding taxes on reinvested dividends)	7.82%	7.45%	5.51%
After‑tax returns are shown only for Investor shares; after‑tax returns for other share classes will vary. After‑tax returns are calculated using the highest individual marginal federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (IRA).
Investment adviser: Domini Impact Investments LLC (“Domini” or the “Adviser”).
Subadviser: Wellington Management Company LLP (“Wellington Management” or the “Subadviser”).
Portfolio manager: David J. Elliott, CFA, FRM, Senior Managing Director, Co‑Director of the Quantitative Investment Group, and Director of Quantitative Portfolio Management of Wellington Management (portfolio manager of the Fund since May 2009).
Christopher Grohe, CFA, Senior Managing Director, Associate Director of the Quantitative Investments Group of Wellington Management (portfolio manager of the Fund since November 2021 and an investment professional with Wellington Management since 2002).
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Tax Information, and Payments to Broker-Dealers and Other Financial Intermediaries” on page 47 of the prospectus.

DOMINI IMPACT BOND FUNDSM
Investment objective: The Fund seeks to provide its shareholders with a high level of current income and total return.
Fees and expenses of the Fund: The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you invest in Institutional or Class Y shares of the Fund through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

Shareholder fees (paid directly from your investment)

Share classes	Investor	Institutional	Class Y
Paper document delivery fee (choose e‑delivery to avoid this fee)[1]	$15/year	$15/year	$15/year
Outgoing bank wire transfer fee (deducted directly from sale proceeds)	$15/transfer	$15/transfer	$15/transfer

Annual Fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Share classes	Investor	Institutional	Class Y
Management fees	0.32%	0.32%	0.32%
Distribution (12b‑1) fees	0.25%	None	None
Other expenses
Administrative services fee	0.25%	0.25%	0.25%
Other miscellaneous expenses	0.28%	0.16%	0.46%
Total other expenses	0.53%	0.41%	0.71%
Total annual Fund operating expenses	1.10%	0.73%	1.03%
Fee waivers and expense reimbursements[2]	-0.23%	-0.16%	-0.38%
Total annual Fund operating expenses after fee waivers and expense reimbursements	0.87%	0.57%	0.65%

1	Paper document delivery fee applies to direct Fund accounts with balances below $10,000 and may be avoided by choosing e‑delivery of Fund statements, prospectuses, and reports.

2
The Fund’s Adviser has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor, Institutional, and Class Y share expenses to 0.87%, 0.57%, and 0.65%, respectively. These expense limitations are in effect through November 30, 2022. There can be no assurance that the Adviser will extend the expense limitations beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the Adviser and the Fund’s Board of Trustees.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, and that the Fund’s operating expenses (reflecting applicable contractual fee waivers and expense reimbursement arrangements) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

Share classes (whether or not shares are redeemed)	1 Year	3 Years	5 Years	10 Years
Investor	$89	$327	$584	$1,320
Institutional	$58	$217	$390	$891
Class Y	$66	$290	$532	$1,225
Portfolio turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance but are already reflected in its total returns. During the most recent fiscal year, the Fund’s portfolio turnover rate was 378% of the average value of its portfolio.
Principal investment strategies: Under normal circumstances, the Fund invests at least 80% of its assets in investment-grade securities and maintains an effective duration within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Bond Index as calculated by the subadviser. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in bonds, including government and corporate bonds, mortgage-backed and asset-backed securities, non‑U.S. dollar denominated bonds, and U.S. dollar denominated bonds issued by non‑U.S. entities. The Fund’s investments in bonds also may include floating and variable rate loans, and municipal securities. A significant portion of the Fund’s assets may be invested in securities issued by government-sponsored entities such as Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. A significant portion of the Fund’s assets may also be invested in “to be announced” securities, including mortgage dollar roll, when-issued, delayed delivery and forward commitment securities. A “to be announced” transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later. The Fund generally has a high rate of portfolio turnover as a consequence of investing in “to be announced” securities. The Fund may invest up to 20% of its net assets in below investment grade debt securities (sometimes referred to as “junk bonds”) or, if unrated, of equivalent credit quality as determined by the subadviser. The Fund may invest in privately issued mortgage-backed and asset-backed securities. The Fund may invest in securities that are in default and illiquid securities. The Fund’s investments may change significantly from time to time based on current market conditions and investment eligibility determinations.
Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). The Adviser identifies securities that are eligible for investment by the Fund based on the evaluation of environmental and social factors, including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”).
Wellington Management Company LLP (the “Subadviser”), the Fund’s subadviser, uses proprietary fundamental research to select investments to buy and sell from among those which the Adviser has notified the Subadviser are eligible for investment, based upon an identification of structural, cyclical and opportunistic themes, as well as individual sector and security characteristics. The Fund also will sell securities that the Adviser determines are no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors.
Principal risks: Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly in the short and long term. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose all or part of your investment in the Fund or your investment may not perform as well as other similar investments. There is no guarantee that the Fund’s investment objective will be achieved. The following is a summary description of certain risks of investing in the Fund. Each risk summarized below is a principal risk of investing in the Fund and different risks may be more significant at different times depending on market conditions or other factors.

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Impact Investing Risk. The Adviser’s evaluation of environmental and social factors in its investment selections and the timing of the Subadviser’s implementation of the Adviser’s investment selections will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.

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Portfolio Management Risk. The value of your investment may decrease if the Adviser’s or Subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or Subadviser and could have an adverse effect on the value or performance of the Fund.

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Style Risk. The value of your investment may decrease if the Subadviser’s investment strategy does not respond well to current market conditions or its judgment regarding the quality, value, or market trends affecting a particular security, industry, sector or region is incorrect.

•
Information Risk. There is a risk that information used by the Adviser to evaluate environmental and social factors, may not be readily available, complete, or accurate, which could negatively impact the Adviser’s ability to evaluate such factors and negatively impact Fund performance. This may also lead the Fund to avoid investment in certain issuers, industries, markets, sectors, or regions.

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Market Risk. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by the Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

•
Recent Events Risk. The illness COVID‑19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and/or liquidity of the Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID‑19 outbreak may exacerbate other pre‑existing political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support national economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures may not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.

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Interest Rate Risk. The value of your investment will fluctuate with changes in interest rates. If interest rates rise, the price of a fixed-income security declines and will generally reduce the value of the Fund’s share price. Interest rates are currently at or near historic lows, which may make a rise in rates more likely. A rise in rates tends to have a greater impact on securities with longer maturities or higher durations. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.

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Credit Risk. Fixed-income securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower-rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations. Below investment grade securities (sometimes referred to as “junk bonds”) involve greater risk of default or downgrade and are more volatile than investment grade securities. Below investment grade securities may also be less liquid than higher-quality securities.

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Prepayment and Extension Risk. Many issuers have a right to prepay their securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The Fund also may lose any premium it paid on the security. When interest rates rise, repayments of fixed-income securities, particularly asset-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

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Liquidity Risk. The Fund may make investments that are illiquid or that become illiquid after purchase. The liquidity and value of investments can deteriorate rapidly, and they may become difficult to purchase or sell, or may be illiquid, particularly during times of market turmoil. Illiquid securities also may be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make markets for certain securities. Due to limitations on investments in illiquid securities, the Fund may be unable to achieve its desired level of exposure to certain sectors. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell such securities at a loss.

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Mortgage-Related and Asset-Backed Securities Risk. The value of mortgage-related and asset-backed securities will be influenced by factors affecting the real estate market and the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Prepayment risk is generally lower with respect to delegated underwriting and servicing (“DUS”) bonds issued with prepayment penalties that help protect an investor in case of voluntary repayment by the underlying borrower. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non‑governmental issuers and those that include so‑called “sub‑prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

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Floating and Variable Rate Loans Risk. Floating rate loans and similar investments may be volatile, illiquid or less liquid than other investments and difficult to value. The value of loan collateral can decline, be difficult to liquidate, or insufficient to meet the issuer’s obligations. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests.

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Government-Sponsored Entities Risk. The Fund’s investments in securities issued by government-sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Bank are not guaranteed or insured by the U.S. government and may decline in value.

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Risks Relating to Investments in Municipal Securities. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. In recent years an increasing number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or worsen.

•
Mortgage Dollar Roll Transactions Risk. The benefits to the Fund from mortgage dollar roll transactions depend upon the Subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

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To Be Announced (TBA) Securities Risk. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

•
Foreign Investing Risk. Investments in foreign regions may be more volatile and less liquid than U.S. investments due to adverse political, social, and economic developments, such as nationalization or expropriation of assets, confiscatory taxation, terrorism and political or financial instability; regulatory differences, such as accounting, auditing, and financial reporting standards and practices; natural disasters; and the degree of government oversight and supervision. Less information may be publicly available regarding foreign issuers.

•
Currency Risk. Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of the Fund’s investments. This fluctuation can affect both the value of the currencies in which the Fund’s investments are traded or an active investment position. The Fund will benefit when foreign currencies strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or restrictions, speculation, and the spread of infectious illness or other public health issues. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.

•
Market Sector Risk. The Fund may hold a large percentage of securities in a particular market sector. To the extent the Fund holds a large percentage of securities in a particular sector, its performance will be tied closely to and affected by the performance of that sector, and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions, the spread of infectious illness or other public health issues, or other developments or risks affecting such market sector than a Fund without the same focus.

-
Financials Sector Risk. Issuers in the financials sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

•
Portfolio Turnover Risk. If the Fund does a lot of trading it may incur additional operating expenses which would reduce performance and could cause shareowners to incur a higher level of taxable income or capital gains. In addition, investment in mortgage dollar rolls and participation in to‑be‑announced (“TBA”) transactions may significantly increase the Fund’s portfolio turnover rate.

•
Valuation Risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third-party service providers.

•
Redemption Risk. The Fund may experience heavy redemptions that could cause it to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, which could cause the value of your investment to decline.

•
Cybersecurity Risk. Cybersecurity failures by or breaches of the Fund’s adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

These and other risks are discussed in more detail later in this prospectus or in the SAI. Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals.

Investment results: The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Investor shares and by showing how the Fund’s average annual total returns for 1, 5, and 10 years compare with those of a broad measure of market performance, the Bloomberg U.S. Aggregate Bond Index, an index representing securities that are U.S. domestic, taxable, and dollar denominated and covering the U.S investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities. Wellington Management commenced submanagement services for the Fund on January 7, 2015. A different subadviser served as the Fund’s subadviser for periods prior to January 6, 2015. The returns for each class of the Fund will differ from Investor shares because of the different expenses applicable to those share classes. The returns presented in the table for periods prior to the inception of the Institutional and Class Y shares are those of the Investor shares. Institutional shares and Class Y shares commenced operations on November 30, 2011 and June 1, 2021, respectively. These returns have not been adjusted to take into account the expenses applicable to Institutional and Class Y shares.
Updated information on the Fund’s investment results can be obtained by visiting domini.com/performanceand by calling 1‑800‑582‑6757.
The Fund’s past results (before and after taxes) are not necessarily an indication of how the Fund will perform in the future.

Highest/lowest quarterly results during this time period were: 4.83% (quarter ended 06/30/2020) and –3.21% (quarter ended 12/31/2016). The Fund’s year‑to‑date results as of the most recent calendar quarter ended 09/30/2021 were –0.81%.

Average annual total returns for periods ended December 31, 2020

	1 Year	5 Years	10 Years
Domini Impact Bond Fund
Investor shares:
Return before taxes	10.06%	5.04%	3.45%
Return after taxes on distributions	7.95%	3.79%	2.39%
Return after taxes on distributions and sale of shares	6.01%	3.33%	2.24%
Institutional shares return before taxes	10.45%	5.34%	3.45%
Class Y shares return before taxes	10.06%	5.04%	3.45%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expense, or taxes)	7.51%	4.44%	3.84%
After‑tax returns are shown only for Investor shares; after‑tax returns for other share classes will vary. After‑tax returns are calculated using the highest individual marginal federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after‑tax returns are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as a 401(k) plan or individual retirement account (IRA).
Investment adviser: Domini Impact Investments LLC (“Domini” or the “Adviser”)
Subadviser: Wellington Management Company LLP (“Wellington Management” or the “Subadviser”)
Portfolio manager: Campe Goodman, CFA, Senior Managing Director, and Fixed Income Portfolio Manager of Wellington Management (portfolio manager of the Fund since January 7, 2015).
For important information about purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries” on page 47 of the prospectus.

PURCHASE AND SALE OF FUND SHARES, TAX INFORMATION, AND PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
Purchase and Sale of Fund Shares. You may redeem shares of the Funds each day the New York Stock Exchange (NYSE) is open. You should contact your financial intermediary or Service Organization, or if you hold your shares directly, you should contact the Fund by phone (Shareholder Services at 800‑582‑6757 for Investor, Institutional and Class Y shares or Fund Services at 800‑498‑1351 for Class A shares), by mail (Domini Funds, P.O. Box 46707, Cincinnati, OH, 45246-0707), or online at domini.com/manage-account.
The Funds’ initial and subsequent investment minimums for eligible shareholders generally are as follows:

Investment minimum Initial/Additional Investment	Share classes
	Investor (DSEFX/ RISEX/ CAREX DOMIX/ DSBFX)	Class A (DSEPX/ DOMAX)	Institutional (DIEQX/ LIFEX LEADX DOMOX/ DSBIX)	Class Y (DOMYX) (DSBYX) (DSFRX)
Individual and Joint Accounts (nonretirement)	$2,500/$100	$2,500/$100	$500,000/ None	None
Retirement Accounts (e.g., IRA, SEP‑IRA, SIMPLE IRA)	$1,500/$100	$1,500/$100	$500,000/ None	None
Uniform Gifts/Transfers to Minor Accounts (UGMA/ UTMA); Coverdell Education Savings Accounts	$1,500/$100	$1,500/$100	$500,000/ None	None
Accounts for Organizations (e.g.,401k, trust, corporation, partnership, foundation, endowment, or other entity)	$2,500/$100	$2,500/$100	$500,000/ None	None
Investment minimums are $1500/$50 for Investor Class and Class A purchases through Automatic Investment Plans. Minimums may be waived for purchases through certain omnibus accounts or may be at a different level established by your broker-dealer, financial institution, or financial intermediary.
Tax information. The Funds’ distributions are generally taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Withdrawal of monies from those accounts may be subject to tax. For additional information, please see “Taxes” in the Shareholder Manual and “Taxation” in the Statement of Additional Information.
Payments to broker-dealers and other financial intermediaries. The Fund and its related companies may pay broker-dealers or other financial intermediaries (such as a bank) for the sale of Fund shares and related services. These payments create a conflict of interest by influencing your broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.
MORE ON THE FUNDS’ INVESTMENT OBJECTIVES AND STRATEGIES
Investment Objectives
Each Fund’s investment objective may be changed by the Fund’s Board of Trustees without shareholder approval, but shareholders will be given notice at least 30 days before any change to the investment objective is implemented. Management currently has no intention to change any Fund’s investment objective.
Investment Strategies
Each Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.
DOMINI IMPACT EQUITY FUND
The investment objective of the Domini Impact Equity Fund (the Fund) is to provide its shareholders with long-term total return. Total return is comprised of current income and capital appreciation.
As a primary strategy, under normal circumstances the Fund invests at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. The Fund will provide shareholders with at least 60 days’ prior written notice if it changes this 80% policy. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, and preferred shares.
The Fund may invest in companies of any capitalization, but under normal market conditions will invest primarily in mid‑ to large-capitalization U.S. companies. Domini defines mid‑ and large-capitalization companies to be those with a market capitalization at the time of purchase between $3 and $10 billion, or greater than $10 billion, respectively. It is expected that at least 80% of the Fund’s assets will be invested in mid‑ to large-capitalization companies under normal market conditions.
As a primary strategy, under normal circumstances the Fund invests in stocks of U.S. companies. While Domini expects that most of the securities held by the Fund will be traded in U.S. securities markets, as an additional strategy, the Fund may hold up to 15% of its assets in issuers tied economically to countries outside the U.S.

A security will be deemed to be tied economically to a country if: (1) the issuer is organized under the laws of, or has a principal place of business in that country; or (2) the principal listing of the issuer’s securities is in a market that is in that country; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country; or (4) the issuer has at least 50% of its assets located in that country.
The Fund may have significant exposure to securities of issuers in the information technology, consumer discretionary, health care, communication services, and financials sectors.
Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All of the investment selections made by the Adviser are based on the evaluation of environmental and social factors, including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”). See “Investment Process” below.
The Fund may, but is not required, to invest in companies that, in addition to being subject to environmental and social factors, also demonstrate a commitment to sustainability solutions. The Adviser will consider a company to demonstrate a commitment to sustainability solutions if, based on the Adviser’s analysis, the company provides, invests in or creates products or services that help:

•	Accelerate the transition to a low‑carbon future, including through renewable energy, distributed generation, off‑grid solutions, energy storage, electric vehicles, or energy-efficient technologies.

•	Contribute to the development of sustainable communities, including through safe and affordable housing, eco‑friendly design, low‑carbon transportation systems, or climate-resilient infrastructure.

•
Ensure access to clean water, including through the development or maintenance of water infrastructure, affordable water services, or solutions for water treatment, harvesting, conservation, flow-control, plumbing, or heating.

•
Support more sustainable food systems, including through the improvement of, or access to, healthy, natural, organic, or plant-based food, the reduction of food waste, promotion of resource-efficient agriculture, or support for small-scale farming.

•
Promote societal health and well-being, including through the improvement of, or access to, healthcare products or services, preventative healthcare solutions, innovative diagnostics or medicines, mobile medical technologies, or health education services.

•	Broaden financial inclusion, including through improvement of, or access to, capital, banking, insurance, investment, or other financial products or services.

•
Bridge the digital divide and/or expand access to economic opportunity, including through improvement of, or access to, information or communication technologies, education, training, or software/services.

A security will be sold if the Adviser determines that the company is no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors, financial criteria, and/or the company no longer demonstrates a commitment to sustainability solutions, as applicable.
DOMINI INTERNATIONAL OPPORTUNITIES FUND
The investment objective of the Fund is to provide its shareholders with long-term total return. Total return is comprised of current income and capital appreciation.
The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, and preferred shares. Under normal circumstances, the Fund primarily invests in securities of mid‑and large-capitalization companies tied economically to developed market countries throughout the world, other than the U.S. and Canada. Domini defines mid‑ and large-capitalization companies to be those with a market capitalization at the time of purchase between $3 and $10 billion, or greater than $10 billion, respectively.
Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries, other than the U.S. and Canada. Under normal circumstances, not more than 15% of the Fund’s assets will be invested in issuers tied economically to the U.S., Canada, and emerging market countries.
A security will be deemed to be tied economically to a particular country if: (1) the issuer is organized under the laws of, or has a principal place of business in that country; or (2) the principal listing of the issuer’s securities is in a market that is in that country; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country; or (4) the issuer has at least 50% of its assets located in that country. Emerging market countries generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index.
Securities of foreign issuers may be purchased directly or through depositary receipts, including American Depositary Receipts (ADRs), European

Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies.
The Fund may have significant exposure to securities of companies tied economically to Japan, the United Kingdom, Germany, the Netherlands, and France. The Fund may invest in securities denominated in major reserve currencies, such as the yen, pound sterling, euro, U.S. dollar, and currencies of other countries in which it can invest. To the extent that the Fund has significant exposure to securities of companies tied economically to a particular country or countries (including Japan, the United Kingdom, Germany, the Netherlands, and France), it generally will have corresponding exposure to the currency of such countries (including the yen, pound sterling and euro). The Fund also may have significant exposure to securities of companies in the industrials, information technology, financials, consumer discretionary, and health care sectors. The Fund may have significant exposure to any region, country, or sector at any time.
Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All of the investment selections made by the Adviser are based on the evaluation of environmental and social factors, including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”). See “Investment Process” below.
The Fund may, but is not required, to invest in companies that, in addition to being subject to environmental and social factors, also demonstrate a commitment to sustainability solutions. The Adviser will consider a company to demonstrate a commitment to sustainability solutions if, based on the Adviser’s analysis, the company provides, invests in or creates products or services that help:

•	Accelerate the transition to a low‑carbon future, including through renewable energy, distributed generation, off‑grid solutions, energy storage, electric vehicles, or energy-efficient technologies.

•	Contribute to the development of sustainable communities, including through safe and affordable housing, eco‑friendly design, low‑carbon transportation systems, or climate-resilient infrastructure.

•
Ensure access to clean water, including through the development or maintenance of water infrastructure, affordable water services, or solutions for water treatment, harvesting, conservation, flow-control, plumbing, or heating.

•
Support more sustainable food systems, including through the improvement of, or access to, healthy, natural, organic, or plant-based food, the reduction of food waste, promotion of resource-efficient agriculture, or support for small-scale farming.

•
Promote societal health and well-being, including through the improvement of, or access to, healthcare products or services, preventative healthcare solutions, innovative diagnostics or medicines, mobile medical technologies, or health education services.

•	Broaden financial inclusion, including through improvement of, or access to, capital, banking, insurance, investment, or other financial products or services.

•
Bridge the digital divide and/or expand access to economic opportunity, including through improvement of, or access to, information or communication technologies, education, training, or software/services.

A security will be sold if the Adviser determines that the company is no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors, financial criteria, and/or the company no longer demonstrates a commitment to sustainability solutions, as applicable.
DOMINI SUSTAINABLE SOLUTIONS FUND
The investment objective of the Domini Sustainable Solutions Fund (the Fund) is to provide its shareholders with long-term total return. Total return is comprised of current income and capital appreciation.
As a primary strategy, under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of companies that demonstrate a commitment to sustainability solutions. The Fund will provide shareholders with at least 60 days prior written notice if it changes this 80% policy.
The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world, including the United States. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts warrants, rights and preferred shares. Securities of foreign issuers may be purchased directly or through depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies. The Fund may invest in fewer than 50 securities.
Investment selections are not constrained by benchmark weightings in any regions, countries, or sectors. The Fund may have significant exposure to securities of issuers in the information technology, healthcare, industrials, consumer discretionary, and financials sectors. In addition, because the Fund is unconstrained to any benchmark, these exposures may change over time. The Fund may have significant exposure to any region, country or sector at any time.
Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All of the investment selections made by the Adviser are based on the evaluation of environmental and social factors, including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”). See “Investment Process” below.
For purposes of the Fund’s 80% policy, a company demonstrates a commitment to sustainability solutions if, based on the Adviser’s analysis, the company provides, invests in or creates products or services that help:

•	Accelerate the transition to a low‑carbon future, including through renewable energy, distributed generation, off‑grid solutions, energy storage, electric vehicles, or energy-efficient technologies.

•	Contribute to the development of sustainable communities, including through safe and affordable housing, eco‑friendly design, low‑carbon transportation systems, or climate-resilient infrastructure.

•
Ensure access to clean water, including through the development or maintenance of water infrastructure, affordable water services, or solutions for water treatment, harvesting, conservation, flow-control, plumbing, or heating.

•
Support more sustainable food systems, including through the improvement of, or access to, healthy, natural, organic, or plant-based food, the reduction of food waste, promotion of resource-efficient agriculture, or support for small-scale farming.

•
Promote societal health and well-being, including through the improvement of, or access to, healthcare products or services, preventative healthcare solutions, innovative diagnostics or medicines, mobile medical technologies, or health education services.

•	Broaden financial inclusion, including through improvement of, or access to, capital, banking, insurance, investment, or other financial products or services.

•
Bridge the digital divide and/or expand access to economic opportunity, including through improvement of, or access to, information or communication technologies, education, training, or software/services.

A security will be sold if the Adviser determines that the company is no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors, financial criteria, and/or the company no longer demonstrates a commitment to sustainability solutions, as applicable.
DOMINI IMPACT INTERNATIONAL EQUITY FUND
The investment objective of the Domini Impact International Equity Fund (the Fund) is to provide shareholders with long-term total return. Total return is comprised of current income and capital appreciation.
As a primary strategy, under normal circumstances the Fund invests at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. The Fund will provide shareholders with at least 60 days’ prior written notice if it changes this 80% policy. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, and preferred shares.
The Fund may invest in companies of any market capitalization located in Europe, the Asia-Pacific region, and throughout the rest of the world. Under normal market conditions the Fund primarily invests in mid‑ to large-capitalization companies tied economically to Europe, the Asia-Pacific region, and throughout the rest of the world. Domini defines mid‑ and large‑cap companies to be those with a market capitalization at the time of purchase between $3 and $10 billion, or greater than $10 billion, respectively. It is expected that at least 80% of the Fund’s assets will be invested in mid‑ to large-capitalization companies under normal market conditions.
Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries other than the U.S. and at least 40% of the Fund’s assets will be invested in companies tied economically to countries outside the U.S. The Fund will primarily invest in companies tied economically to developed market countries throughout the world. As an additional strategy, the Fund may invest up to 10% of its assets in securities of issuers tied economically to emerging market countries.
A security will be deemed to be tied economically to a particular country if: (1) the issuer is organized under the laws of, or has a principal place of business in that country or emerging market; or (2) the principal listing of the issuer’s securities is in a market that is in that country or emerging market; or (3) the issuer derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in that country or emerging market; or (4) the issuer has at least 50% of its assets located in that country or emerging market. Emerging market countries generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging Markets Index.
Securities of foreign issuers may be purchased directly or through depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies.
The Fund may have significant exposure to securities of issuers tied economically to Japan, Switzerland, the United Kingdom, and France. The Fund may invest in securities denominated in major reserve currencies, such as the yen, swiss franc, pound sterling, euro, and U.S. dollar, and currencies of other countries in which it can invest. To the extent that the Fund has significant exposure to securities of companies tied economically to a particular country or countries (including Japan, Switzerland, the United Kingdom, and France), it generally will have corresponding exposure to the currency of such countries (including the yen, swiss franc, pound sterling, and euro). The Fund also may have significant exposure to securities of companies in the industrials, financials, health care, consumer discretionary, and information technology sectors.
Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All securities identified as eligible for investment by the Adviser are selected based on the evaluation of environmental and social factors, including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”). See “Investment Process” below.
DOMINI IMPACT BOND FUND
The investment objective of the Domini Impact Bond Fund (the Fund) is to provide its shareholders with a high level of current income and total return. Total return is comprised of current income and capital appreciation.
As a primary strategy, under normal circumstances, the Fund invests at least 80% of its assets in investment-grade securities and maintains an effective duration within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Bond Index as calculated by the subadviser, which as of October 31, 2021, was 6.07 years. The longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if the Fund has a five-year duration, then all other things being equal, the Fund will decrease in value by five percent if interest rates rise one percent.
As a primary strategy, under normal circumstances, the Fund invests at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) in bonds, including government and corporate bonds, mortgage-backed and asset-backed securities, non‑U.S. dollar denominated bonds, and U.S. dollar-denominated bonds issued by non‑U.S. entities. The Fund will provide shareholders with at least 60 days’ prior notice if it changes this 80% policy. The Fund’s investments in bonds also may include floating and variable rate loans, and municipal bonds. A significant portion of the Fund’s assets may be invested in securities issued by government-sponsored entities such as Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. A significant portion of the Fund’s assets may also be invested in “to be announced” securities, including mortgage dollar roll, when-issued, delayed delivery and forward commitment securities. A “to be announced” transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into, but the mortgage-backed securities are delivered in the future, generally 30 days later.
The Fund generally has a high rate of portfolio turnover as a consequence of investing in “to be announced” securities. The Fund may invest up to 20% of its net assets in below investment grade debt securities (sometimes referred to as “junk bonds”) or, if unrated, of equivalent credit quality as determined by the subadviser. The Fund may invest in privately issued mortgage-backed and asset-backed securities. The Fund may invest in securities that are in default and illiquid securities. The Fund’s investments may change significantly from time to time based on current market conditions and investment eligibility determinations.
Domini Impact Investments LLC (the “Adviser”), the Fund’s adviser, seeks to identify investment opportunities for the Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All securities identified as eligible for investment by the Adviser are selected based on the evaluation of environmental and social factors, including the core business in which a company engages and/or how a company treats its key stakeholders, such as its customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors (“environmental and social factors”). See “Investment Process” below.
DOMINI IMPACT EQUITY FUND, DOMINI INTERNATIONAL OPPORTUNITIES FUND, DOMINI SUSTAINABLE SOLUTIONS FUND, DOMINI IMPACT INTERNATIONAL EQUITY FUND AND DOMINI IMPACT BOND FUND
Investment Process
Domini
The Adviser seeks to identify investment opportunities for each Fund that create positive environmental and social outcomes for people and the planet while seeking competitive financial returns (“Impact Investing”). All of the investment and/or eligibility selections made by the Adviser are based on the evaluation of environmental and social factors (“environmental and social factors”) (as discussed below). The Adviser’s analysis generally includes studying the company, issuer or bond, its industry, products and services, and/or competitors, and with respect to companies that demonstrate a commitment to sustainability solutions as described above, financial criteria, and/or quality of a company’s management practices. With respect to debt instruments, the Adviser may also seek to identify investments that may provide access to capital, creation of public goods, and/or fill capital gaps left by current financial practices.
The Adviser uses the following environmental and social factors in making Fund investment and eligibility selections:

•
Business Alignment. The Adviser seeks to determine the degree to which a company’s core business model or corporate debt instrument, as applicable, is aligned with the fundamental goals of universal human dignity and ecological sustainability. The Adviser seeks investments aligned with the universal values of fairness, equality, justice, respect for human rights, and/or long-term environmental sustainability, including climate change mitigation and adaptation. Certain businesses, like manufacturing vaccines or distributing renewable energy, are fundamentally aligned with the Adviser’s fundamental goals.

With respect to noncorporate debt instruments the Adviser seeks to identify asset classes, issuers, or individual securities that, among other things, play a positive role with respect to community development or otherwise generate positive environmental or social impact, particularly when serving historically underserved communities. In general, the Adviser seeks to identify those debt instruments that build strong communities, and in particular those that support affordable housing, education, health care, and climate change mitigation and adaptation. When non‑corporate entities, including government agencies, states, counties, municipalities, educational institutions and/or hospitals, issue debt related to a specific project the Adviser may also evaluate the specific project’s alignment.
The Adviser seeks to avoid investment in companies or issuers that it determines to be sufficiently involved with certain goods or services, based on factors such as percentage of revenue, magnitude of involvement, or ownership. These goods and services include, but may not be limited to, weapons and firearms, nuclear power, the operation of for‑profit prisons and immigration detention centers, tobacco, alcohol, and gambling. The Adviser also typically avoids investment in major producers of synthetic pesticides and agricultural chemicals.
The Adviser also excludes companies in the energy sector substantially involved in coal or uranium mining and oil and natural gas exploration and production, storage, transportation, refining, and related services. In addition, the Adviser excludes electric utility companies that have either announced plans for new construction after the Paris Agreement was adopted in 2015 or that have over 50% installed capacity from coal-fired generation.

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Stakeholder Relations. The Adviser may also seek to assess the company or issuer’s relations with key stakeholders, such as the entity’s customers, employees, suppliers, ecosystems, local, national and global communities, and/or investors. In its evaluation, the Adviser seeks to identify companies that, among other factors:

-	Enrich the ecosystems on which they depend;

-	Contribute to their local, national and global communities;

-	Produce high-quality, safe, and useful products and services;

-	Invest in the wellbeing and development of their employees;

-	Strengthen the capabilities of their suppliers; and

-	Communicate transparently with their investors.

The Adviser may limit a Fund’s investment in certain geographic areas due to prevailing conditions that the Adviser believes affect the environmental and social performance of companies and issuers in those regions. In addition, the Adviser also excludes U.S. Treasuries, the general obligation securities issued by the U.S. government. While the Adviser recognizes that these securities support many essential public goods, they may also help support the country’s leadership position in the world’s nuclear weapons arsenal.
The Adviser may determine that a company or issuer is eligible for investment by a Fund even when the company’s profile reflects a mixture of positive and negative environmental and social characteristics (for example, certain automobile or electric utility companies may have mixed degrees of Business Alignment). The Adviser recognizes that relationships with key stakeholders are complicated and that even the best of companies often run into problems day to day. The Adviser’s approach recognizes that a company or issuer with a mixed record may still be effectively grappling with the important issues in its industry and may determine that a company with a combination of controversies and strengths and weaknesses is eligible for investment. The Adviser may consider a company or issuer eligible for investment when it determines that, on balance, it has a strong profile, has neutral or mixed profile, or sees signs that progress is being made toward long-term benefits. The Adviser will evaluate companies and issuers on a case‑by‑case basis, looking for signs of improvement, positive trends and the entity’s overall environmental and social performance.
For Domini Impact Equity Fund, Domini International Opportunities Fund and Domini Sustainable Solutions Fund, the Adviser will notify the applicable Fund Subadviser to sell a security if the Adviser determines that the company or issuer is no longer eligible for investment based on the Adviser’s ongoing assessment of the Adviser’s environmental and social factors, financial criteria, and/or no longer demonstrates a commitment to sustainability solutions, as applicable.
For Domini Impact International Equity Fund and Domini Impact Bond Fund, the Adviser will notify the subadviser to sell a security if the Adviser determines that the company or issuer is no longer eligible for investment based on the Adviser’s ongoing assessment of the Adviser’s environmental and social factors.
There may be a delay in removing a security from a Fund’s portfolio after such a determination. The determination to remove a security from a Fund’s portfolio and the timing of implementation of such a determination may result in a Fund having to sell a security when it might be disadvantageous to do so.
The Adviser’s evaluation of environmental and social factors is subjective and may evolve over time.
At the Adviser’s discretion, a portion of the International Equity Fund’s portfolio may be invested in companies that are consistent with the environmental and social factors or to support shareholder advocacy initiatives without reference to the Subadviser’s Investment Process.

At the Adviser’s discretion, a portion of the Bond Fund’s portfolio may be invested in mortgages, loans or pools of loans issued by community development banks, credit unions, non‑profit community development organizations, government agencies or instrumentalities and government-sponsored entities. In addition, it may place deposits or make loans with such organizations, or community loan funds, or make investments in, other debt or equity instruments issued by these or similar organizations that seek a positive environmental or social impact. Such investments are not subject to the Subadviser’s Investment Process. These investments may not be insured by the FDIC and may earn below-market rates of return. Some of these investments may be in unrated or lower-rated securities that carry a higher degree of risk than the Fund’s investment-grade securities. Some of these investments may be illiquid but are subject to the Fund’s limit on illiquid securities (which is 15% of the Fund’s net assets).
Engagement. When appropriate, as determined by the Adviser, the Adviser may engage in dialogue with the management of companies or issuers encouraging them to address the environmental and social impacts of their operations. The Adviser may seek to raise issues of environmental and social performance with the management of certain companies through proxy voting, dialogue with management, and/or by filing shareholder proposals on behalf of a Fund, where appropriate. Such efforts may not produce the desired outcomes. In foreign regions, including European and Asia-Pacific countries, various barriers, including regulatory systems, geography, and language, may impair the Adviser’s ability to use its influence effectively. In particular, due to onerous regulatory barriers, the Adviser does not generally expect to file shareholder proposals outside the United States.
Subadviser
With respect to the Domini Impact Equity Fund, Domini International Opportunities Fund, and Domini Sustainable Solutions Fund, SSGA Funds Management, Inc. (the “Subadviser”), the subadviser for the Equity Fund, International Opportunities Fund and Sustainable Solutions Fund, invests in securities the Adviser has selected and notified the Subadviser are to be included in the Fund’s portfolio. The Subadviser will purchase or sell securities at a time determined appropriate by the Subadviser and in accordance with, but not necessarily in the identical amounts as provided with the Adviser’s investment selections, or as necessary to manage the amount of a Fund’s assets to be held in short term investments.
The Subadviser will seek to remove a security from a Fund’s portfolio at a time determined appropriate by the Subadviser after notification from the Adviser that an investment in such security is no longer eligible for investment. Such notifications may cause a Fund to dispose of a security at a time when it may be disadvantageous to do so.
With respect to the Domini Impact International Equity Fund, Wellington Management Company LLP (the “Subadviser”), the International Equity Fund’s subadviser, uses a proprietary quantitative model to select investments to buy and sell from among those which the Adviser has notified the Subadviser are eligible for investment. The portfolio construction process seeks to manage risk and ensure that the Fund’s holdings and characteristics are consistent with the Fund’s investment objective. The Subadviser’s quantitative stock selection models determine a security’s attractiveness by utilizing models with broad coverage of the investable equity universe. The models comprise multiple themes that may include valuation, momentum, earnings quality, and management behavior and capital deployment metrics. The weight or emphasis on each theme varies by industry, region and stock, depending on which themes are most effective predictors of return potential. The Subadviser integrates these return-based models with models of both risk and transactions costs, seeking to build the most attractive portfolio by purchasing the most attractive stocks (as determined by the Subadviser’s models) and selling the least attractive stocks (as determined by the Subadviser’s models) within reasonable turnover constraints. The Subadviser manages the Fund’s portfolio sector weights relative to its performance benchmark, the MSCI EAFE (net).
Under normal circumstances, the Subadviser will seek to remove a security from the International Equity Fund’s portfolio within 90 days after receiving a notification from the Adviser that an investment in such security is no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors. Such notifications may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.
With respect to the Domini Impact Bond Fund, Wellington Management Company LLP (the “Subadviser”), the Bond Fund’s subadviser, uses proprietary fundamental research to select investments to buy and sell from among those which the Adviser has notified the Subadviser are eligible for investment. The Subadviser selects investments that it considers to be attractive from a total return perspective and that the Subadviser believes will provide current income. The portfolio construction process seeks to manage risk and ensure that Fund holdings and characteristics are consistent with the Fund’s investment objective. The Subadviser emphasizes identification of structural and cyclical themes that may unfold over the intermediate to long term complemented by shorter-term opportunistic themes created by market dislocations. The investment team is organized with generalist portfolio managers leading sector, rates and risk, and portfolio construction and positioning decisions, working with a team of specialist portfolio managers who drive individual sector and security selection strategies. The Subadviser manages portfolio sector weights relative to the Bloomberg U.S. Aggregate Bond Index, the Fund’s performance benchmark.
Under normal circumstances, the Subadviser will seek to remove a security from the Bond Fund’s portfolio within 90 days after receiving a notification from the Adviser that an investment in such security is no longer eligible for investment based on the Adviser’s ongoing evaluation of environmental and social factors. Such notifications may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so.

Common Debt Instruments and Investments
The following describes the most common types of bonds and other debt instruments and investments the Domini Impact Bond Fund will hold. Certain tactical investments may result in exposure to high-yield bonds, non‑dollar bonds, and foreign market debt.
Securities of U.S. Government Agencies and Instrumentalities are bonds issued by government agencies and instrumentalities and government-sponsored entities. The Fund generally invests in securities related to a number of initiatives, including but not limited to housing, farming, and education. These investments represent loans to the issuing agency or instrumentality.
Please keep in mind that some securities issued by U.S. government agencies and instrumentalities may not be backed by the full faith and credit of the U.S. Treasury. The Fund currently invests a significant portion of its assets in securities issued by government-sponsored entities such as Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. Although these entities were chartered or sponsored by Congress, they are not funded by the government, and the securities they issue are not guaranteed or insured by the U.S. government or the U.S. Treasury. Securities issued by these government-sponsored entities are backed by their respective issuers only. The U.S. government has provided financial support to Fannie Mae and Freddie Mac, but there can be no assurance that it will support these or other government-sponsored enterprises in the future.
The Fund does not currently intend to invest in direct obligations of the U.S. Treasury such as U.S. Treasury bills, notes, and bonds.
State and Municipal Bonds represent loans to a state or municipal government, or one of its agencies or instrumentalities.
Corporate Debt Instruments (bonds, notes and debentures) are securities representing a debt of a corporation. A debt security (IOU) is issued by a corporation in exchange for the money you lend it. As with other types of bonds, the issuer typically promises to repay the principal on a specific date and to make interest payments in the meantime. The amount of interest offered depends on market conditions and also on the financial health of the company issuing the bonds. For example, a company whose credit rating is weak will have to offer a higher interest rate to obtain buyers for its bonds. The Fund invests primarily in investment-grade corporate bonds, which are corporate bonds rated in one of the four highest rating categories by independent bond rating agencies, and those that the Fund’s portfolio managers believe to be of comparable quality. The Fund may also invest up to 20% of its assets in below investment-grade securities.
Mortgage-Backed and Asset-Backed Securities represent interests in underlying pools of mortgages or consumer or commercial loans — most often home loans, or credit card, automobile, or trade receivables. The Fund may invest extensively in mortgage-backed and asset-backed securities, including delegated underwriting service bonds (“DUS” bonds) that provide funds for multi-family properties.

Because the mortgages and loans underlying mortgage-backed securities and asset-backed securities can generally be prepaid at any time by homeowners or consumer or corporate borrowers, these securities are particularly susceptible to prepayment and extension risks. Pre‑payments on underlying mortgages and loans tend to increase when interest rates fall and decrease when interest rates rise. As a result, the prepayment and extension risks borne by the Fund in connection with mortgage and asset-backed securities, may be higher than those for a bond fund that does not invest in these types of securities. Prepayment risk is generally lower with respect to DUS bonds that are issued with prepayment penalties that may help protect investors in cases of voluntary prepayment by the underlying borrowers.
Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. Investments in mortgage-related securities may include mortgage derivatives and structured securities.
A collateralized mortgage obligation (CMOs) is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.
Ginnie Mae is a wholly owned government corporation that guarantees privately issued securities backed by pools of mortgages insured by the Federal Housing Administration, the Department of Veterans Affairs, and the Department of Agriculture under the Rural Housing Service Program. Ginnie Maes are guaranteed by the full faith and credit of the U.S. Treasury as to the timely payment of principal and interest. Freddie Mac and Fannie Mae are government-chartered, but shareholder-owned, corporations whose mandate is to enhance liquidity in the secondary mortgage markets. Freddie Macs and Fannie Maes are backed by their respective issuer only and are not guaranteed or insured by the U.S. government or the U.S. Treasury. Although the U.S. government has provided support to Freddie Mac and Fannie Mae, there can be no assurances that it will support these or other government-sponsored enterprises in the future. Of course, your investment in the Fund is not insured. The Fund may also invest to a lesser extent in conventional mortgage securities, which are packaged by private entities and are not guaranteed or insured by the U.S. government or the U.S. Treasury.
Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund’s investments in asset-backed securities may include derivative and structured securities.
Asset-backed securities may be issued by special entities, such as trusts, that are backed by a pool of financial assets. The Fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
International Dollar-Denominated Bonds (or Yankee bonds) are bonds denominated in U.S. dollars issued by foreign governments and companies.
Because the bond’s value is designated in dollars rather than the currency of the issuer’s country, the investor is not exposed to currency risk. To the extent that the Fund owns bonds issued by foreign governments and companies, the Fund is subject to risks relating to political, social, and economic developments abroad.
Zero Coupon Obligations. The Fund may invest in obligations that do not pay current interest, known as “zero coupon” obligations. The prices of zero coupon obligations tend to be more volatile than those of securities that offer regular payments of interest. This makes the Fund’s net asset value more volatile. Zero coupon obligations are more likely to respond to changes in interest rates than other securities that have similar maturities and credit quality and are more sensitive to the credit quality of the underlying issuer. Unlike bonds that pay interest throughout the period to maturity, the Fund generally will realize no cash from a zero coupon obligation until maturity and, if the issuer defaults, the Fund may obtain no return at all on its investment. In order to pay cash distributions representing income on zero coupon obligations, the Fund may have to sell other securities on unfavorable terms. These sales may generate taxable gains for shareholders.
Floating and Variable Rate Obligations. The Fund may invest in obligations that pay interest at rates that change based on market interest rates, known as “floating” or “variable” rate obligations. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified interest rate. These securities tend to be highly sensitive to interest rate changes. Floating and variable rate obligations with interest rates that change based on a multiple of a market interest rate may have the effect of magnifying the Fund’s gains or losses.
Commercial banks and other financial institutions or institutional investors make floating rate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on these loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in such a loan, the Fund may become a member of the syndicate.
To Be Announced (TBA) Securities. The Bond Fund may invest a significant portion of its assets in TBA securities, including mortgage dollar rolls, when-issued and delayed delivery securities and forward commitments. The Fund is permitted to purchase or sell securities on a when-issued or delayed delivery basis. A “to be announced” transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later.
When-issued or delayed-delivery transactions arise when securities are purchased or sold in accordance with trade parameters agreed upon at the time the contract is entered such as settlement date, par amount and price, but with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. The Fund may sell the securities before the settlement date if the portfolio manager deems it advisable. Distributions attributable to any gains realized on such a sale are taxable to shareholders.
OTHER FUND INVESTMENT STRATEGIES
In addition to the principal investment strategies discussed above, a Fund may also invest or engage in the following investments/strategies:
Use of Depositary Receipts
Securities of foreign issuers may be purchased by each Fund directly or through depositary receipts, including American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets, and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. The use of all such instruments is subject to Domini’s evaluation of environmental and social factors (see “Investment Process” above).

Use of Options, Futures, and Other Derivatives
Although it is not a principal investment strategy, each Fund may purchase and sell futures, options, swap agreements, currency forwards, and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indexes), foreign currencies, interest rates, or inflation indexes. A Fund may also utilize derivative instruments, such as equity-linked securities, to gain exposure to certain emerging-markets, but not as a principal investment strategy. These techniques, which are incidental to a Fund’s primary strategy, permit the Fund to gain exposure to a particular security, group of securities, currency, interest rate, or index, and thereby have the potential for a Fund to earn returns that are similar to those that would be earned by direct investments in those securities or instruments. A Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable laws and regulations. The use of all such instruments is subject to Domini’s evaluation of environmental and social factors (see “Investment Process” above).
These techniques are also used to hedge against adverse changes in the market prices of securities, interest rates, or currency exchange rates. Hedging techniques may not always be available to a Fund, and it may not always be feasible for a Fund to use hedging techniques even when they are available.
Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. If the issuer of the derivative instrument does not pay the amount due, the Fund could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way the Fund’s subadviser expected. Certain derivatives may be less liquid, which may reduce the returns of a Fund if it cannot sell or terminate the derivative at an advantageous time or price. A Fund also may have to sell assets at inopportune times to satisfy its obligations. A Fund may be unable to terminate or sell its derivative positions, in fact, many over‑the‑counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Some derivatives may involve the risk of improper valuation.
Successful use of derivative instruments by a Fund depends on the Subadviser’s judgment with respect to a number of factors and the Fund’s performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the Subadviser seeks exposure, or the overall securities markets. As a result, the use of these techniques may result in losses to the Fund or increase volatility in the Fund’s performance.
Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Some derivatives have the potential for unlimited loss, regardless of the size of a

Fund’s initial investment. Derivatives may have a leveraging effect on a Fund’s portfolio. Leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value in a larger pool of assets than the Fund would otherwise have had. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Use of derivatives or similar instruments may have different tax consequences for a Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends.
When a Fund enters into derivative transactions, it may be required to segregate assets, or enter into offsetting positions, in accordance with applicable regulations. Such segregation will not limit a Fund’s exposure to loss, however, and the Fund will have investment risk with respect to both the derivative itself and the assets that have been segregated to cover the Fund’s derivative exposure. If the segregated assets represent a large portion of a Fund’s portfolio, this may impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
A Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Suitable derivatives may not be available in all circumstances or at reasonable prices. Risks associated with the use of derivatives are magnified to the extent that a large portion of a Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivative markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, may limit their availability or utility or otherwise adversely affect their performance, or may disrupt markets. The Fund may be exposed to additional risks as a result of the additional regulations. The extent and impact of the regulations are not yet fully known and may not be for some time.
For derivatives that are required to be traded through a clearinghouse or exchange, a Fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the Fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over‑the‑counter transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.

The Adviser has claimed an exclusion from registration as a commodity pool operator. CFTC rules therefore limit the ability of the Funds to use futures, options on futures, or engage in swap transactions. The use of certain derivatives in some circumstances will require that the Funds segregate cash or other liquid assets to the extent the Funds’ obligations are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency.
Credit Default Swap Contracts
The Bond Fund may utilize credit default swap contracts. Credit default swap contracts are a type of derivative instrument that involves heightened risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid and difficult to value, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. If the Fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the Fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the Fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the Fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of default (or similar event). Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance.
Cash Reserves
Although each of the Funds seeks to be fully invested at all times, each keeps a percentage of its assets in cash or cash equivalents. These reserves provide each Fund with flexibility to meet redemptions and expenses, and to readjust its portfolio holdings. Each Fund may hold these cash reserves uninvested or may invest them in high-quality, short-term debt securities issued by agencies or instrumentalities of the U.S. government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements. Some of the investments may be with community development banks and financial institutions and may not be insured by the FDIC. All such securities are subject to Domini’s evaluation of environmental and social factors (see “Investment Process” above).
Temporary Investments
Each Fund may temporarily use a different investment strategy for defensive purposes in response to adverse market conditions, economic factors, or other occurrences, and may invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents or may hold cash. This may adversely affect a Fund’s performance. During such periods, it may be more difficult for a Fund to achieve its investment objective. You should note, however, that the Funds have not used a different investment strategy for defensive purposes in the past and may decide not to do so in the future — even in the event of deteriorating market conditions.
Additional Information
The Funds are not required to use every investment technique or strategy listed in this prospectus or in the Statement of Additional Information. For additional information about the Funds’ investment strategies and risks, the Funds’ Statement of Additional Information is available, free of charge, from Domini, or online at domini.com/funddocuments.
MORE ON THE RISKS OF INVESTING IN THE FUNDS
The value of your investment in the Domini Funds changes with the values of its investments. Many factors can positively or negatively affect those values. The factors that are most likely to have a material negative effect on your investment are called “Principal Risks.” The Principal Risks of investing in the Domini Funds are identified in the “Fund at a Glance” section and are described in more detail below.
Impact Investing Risk. With respect to the Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund (each a Fund), Domini’s evaluation of environmental and social factors in its investment selections and the timing of the Subadviser’s implementation of Domini’s investment selections will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.
Sustainable Investing Risk. Since the Domini Sustainable Solutions Fund (the Fund) seeks to make sustainable investments, it may choose to sell, or not purchase, investments that are otherwise consistent with its investment objective. In general, the Adviser’s evaluation of environmental and social factors, the application of sustainable investing criteria, and the timing of the Subadviser’s implementation of the Adviser’s investment selections will affect the Fund’s exposure to certain issuers, industries, sectors, regions, and countries and may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor.
Portfolio Management Risk. The value of an investment in each Domini Fund may decrease if the Adviser’s or Subadviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements, is incorrect or does not produce the desired results. In addition, a Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or Subadviser and could have an adverse effect on the Fund’s value or performance.
Style Risk. The value of an investment in the Domini Impact International Equity and Domini Impact Bond Fund (each a Fund) may decrease if the Subadviser’s investment strategy does not respond well to current market conditions or its judgment regarding the quantity, value, or market trends affecting a particular security, industry, sector or region is incorrect. With respect to the Domini Impact International Equity Fund, the subadviser seeks to identify stocks it believes are both undervalued by the market and favorably positioned according to earnings growth and price momentum with its proprietary quantitative stock selection approach. There is a risk that this approach may fail to produce the intended results, for example, if stocks remain undervalued during a given period, or because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions. The investment process and security selection decisions for each Fund rely critically upon a complex software system, and failure of the system to function or the presence of software errors could have an adverse impact on Fund performance.
Information Risk. Domini generally relies on information that is provided by third parties or is self-reported by issuers to evaluate environmental and social factors. Therefore, there is a risk in certain circumstances that sufficient information may not be readily available, complete, or accurate, or may be biased. This may affect the way Domini evaluates environmental and social factors in a particular situation, which may negatively impact each Domini Fund’s performance. In certain circumstances, this may also lead Domini to avoid certain issuers, markets, industries, sectors, or regions.
Market Risk. For each Domini Fund, the market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, market disruptions caused by trade disputes or other factors, political developments, recessions, the spread of infectious illness or other public health issues, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. If the market values of the securities or other assets held by a Fund fall, including a complete loss on any individual security, the value of your investment will go down. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading or tariff arrangements, terrorism, natural disasters, global pandemics and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively affected.
Recent Events Risk. The illness COVID‑19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time and may adversely affect the value and liquidity of each Domini Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID‑19 outbreak may exacerbate other pre‑existing political, social and economic risks in certain countries or globally. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures will not be known for some time. The consequence of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
Mid‑ to Large‑Cap Companies Risk. Under normal circumstances, the Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund and Domini Impact International Equity Fund (each a Fund) will invest primarily in mid‑ to large‑cap companies. Mid‑cap and large‑cap stocks tend to go through cycles when they do better, or worse, than other asset classes or the stock market overall. The performance of each shareholder’s investment will be affected by these market trends. Each Fund reserves the right to invest in companies of any capitalization, including small‑cap companies. Compared to large companies, small- and mid‑size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.
Small‑Cap Companies Risk. The Domini Impact Equity Fund, Domini International Opportunities Fund and Domini Sustainable Solutions Fund

invest in small‑cap companies. Compared to large companies, small‑size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Adviser thinks appropriate, and offer greater potential for gain and loss. Therefore, securities of small‑cap companies may be subject to wider and more erratic price fluctuations which may negatively impact the value of your investment in each Fund.
Foreign Investing Risk. The investment of each Domini Fund in securities of issuers tied economically to a foreign country or foreign regions may represent a greater degree of risk than investment in U.S. securities due to political, social, and economic developments, such as nationalization or expropriation of assets, confiscatory taxation, natural disasters, terrorism, and political or financial instability. Additionally, there is risk resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject, such as accounting, auditing, and financial reporting standards and practices, and the degree of government oversight and supervision, as well as the information that may be publicly available regarding foreign issuers. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market. A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Some markets in which a Fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries. China and other developing market Asia-Pacific countries may be subject to considerable degrees of economic, political and social instability. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. The exit of one or more member states from the European Union, such as the United Kingdom (UK) which has withdrawn from the EU (commonly known as “Brexit”), and/or if one or more countries abandon the use of the euro as a currency, would place the country’s currency and banking system in jeopardy, and impact arrangements for trading and on other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory or otherwise). The range and potential implications of possible political, regulatory, economic and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Funds’ investments.
Emerging Markets Risk. To the extent the Domini Impact International Equity Fund (the Fund) holds companies that are tied economically to emerging market countries, including those in Central and Eastern Europe and/or in the
Asia-Pacific region, the Fund will be subject to emerging markets risk. The securities markets in these and other emerging market countries are less liquid, are subject to greater price volatility, have smaller market capitalizations, may have less government regulation, and are not subject to as extensive and frequent accounting, financial, and other reporting requirements as the securities markets of more-developed countries. Further, investment in equity securities of issuers located in emerging market countries involves risk of loss resulting from problems in share registration and custody, and substantial economic and political disruptions. These risks are not normally associated with investments in more-developed countries. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic.
Geographic Focus Risk. To the extent that the Domini International Opportunities Fund, Domini Sustainable Solutions Fund or the Domini Impact International Equity Fund (each a Fund) invest from time to time a significant portion of its assets in issuers organized or located in a particular country or geographic region, market changes or other factors affecting such regions, including political instability and unpredictable economic conditions, could have a significant impact on the Fund due to its geographic focus.
Country Risk. The Domini International Opportunities Fund and Domini Impact International Equity Fund (each a Fund) each expect to diversify their investments primarily among issuers with exposure to various countries throughout the world. To the extent that each Fund invests from time to time a significant percentage of its assets in issuers tied economically to a particular country or countries, including Japan, the United Kingdom (the “U.K.”), Germany, the Netherlands, Switzerland, and France, the Fund may be particularly affected by the economic, political, regulatory, security, and social conditions in that country, as well as by the spread of infectious illness or other public health issues.
Investing in Japan. With respect to each Fund, the Japanese economy is highly dependent upon international trade, particularly with the United States and other Asian countries. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption. In the past, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. Japan’s economy has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of trading partners. Economic growth in Japan is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. In addition, the Japanese economy has been adversely affected by certain structural issues, including an aging population, significant non‑performing loan portfolios at major financial institutions, substantial government deficits, low domestic consumption, and natural and environmental disasters.
Investing in the United Kingdom. With respect to each Fund, the U.K. has one of the largest economies in Europe, and the U.S. and other European countries are substantial trading partners of the U.K. As a result, the U.K.’s economy may be impacted by changes to the economic condition of the U.S. and other European countries. The U.K.’s economy will also be significantly affected by the U.K.’s exit from the European Union.
Investing in Switzerland. With respect to the Domini Impact International Equity Fund, investments in Swiss issuers may subject the Fund to legal, regulatory, political, currency, security, and economic risks specific to Switzerland. International trade is a large component of the Swiss economy and Switzerland depends upon exports to generate economic growth. The Swiss economy relies on certain key trading partners in order to sustain continued economic growth. Switzerland’s economic growth generally mirrors slowdowns and growth spurts experienced in other countries, including the U.S. and certain Western European countries.
Investing in Germany. With respect to the Domini International Opportunities Fund, Germany has a large export-reliant manufacturing and industrials sector and the German economy is dependent to a significant extent on the economies of certain key trading partners, including the Netherlands, China, the United States, the United Kingdom, France, Italy and other European countries. Reduction in spending on German products and services, or changes in any of the economies may have an adverse impact on the German economy. In addition, heavy regulation of labor, energy and product markets in Germany may have an adverse impact on German issuers. Such regulations may negatively impact economic growth or cause prolonged periods of recession.
Risk of Investing in the Netherlands. With respect to the Domini International Opportunities Fund, the Netherlands’ economy is heavily dependent on trading relationships with certain key trading partners, including the United States, the United Kingdom, France and Germany. Future changes in the price or the demand for Dutch products or services by the United States, the United Kingdom, France and Germany or changes in these countries’ economies, trade regulations or currency exchange rates could adversely impact the Dutch economy and the issuers to which a Fund has exposure. The Dutch economy relies on export of financial services to other European countries. A prolonged slowdown in the financial services sector will have a negative impact on the Dutch economy.
Investing in France. With respect to each Fund, the French economy, including demand for French exports, may be adversely affected by the U.K.’s exit from the European Union. The French economy also is susceptible to fluctuations in demand for agricultural products. France has experienced several terrorist attacks in the past several years.
Currency Risk. Fluctuations between the U.S. dollar and foreign currency exchange rates could negatively affect the value of the Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund’s investments. This fluctuation can affect both the value of the currencies in which a Fund’s investments are traded or an active investment position. Each Fund will benefit when foreign currencies, including the yen, the pound sterling, swiss franc and the euro, strengthen against the dollar and will be hurt when foreign currencies weaken against the dollar. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of U.S. and foreign governments or central banks, the imposition of currency controls or restrictions, speculation, and the spread of infectious illness or other public health issues. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets, may be riskier than other types of investments and may increase the volatility of the Fund.
Issuer Focus Risk. The Domini Sustainable Solutions Fund (the Fund) may invest in fewer than 50 issuers, and as a result, the Fund’s performance may be more volatile than the performance of funds holding more securities.
Interest Rate Risk. The market prices of securities may fluctuate significantly when interest rates change. In general, the value of a bond goes down when interest rates go up. The value of the Domini Impact Bond Fund (the Fund) tends to follow the same pattern. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. Interest rates are currently at or near historic lows, which may make a rise in rates more likely. A change in interest rates will not have the same impact on all fixed income securities. Securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter maturities. Under normal market conditions, the Fund’s effective duration will be within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Bond Index as calculated by the subadviser. However, calculations of maturity and duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily charge in the same amount or in the same direction. Prepayments of the debt instruments held by the Fund that are greater than or less than expected may cause its effective duration to differ from its normal range. This deviation is not a violation of investment policy. When interest rates decline, investments made by the Fund may pay a lower interest rate, which would reduce income received and distributed by the Fund. Also, when interest rates go down, the Fund’s yield will decline.

Credit Risk. The value of your investment in the Domini Impact Bond Fund (the Fund) could decline if the issuer of a security held by the Fund or another obligor for that security (such as a party offering credit enhancement) fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent, or files for bankruptcy. The value of your investment in the Fund could also decline if the credit rating of a security held by the Fund is downgraded or the credit quality or value of any assets underlying the security declines. Changes in actual or perceived creditworthiness may occur quickly. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparty. The Fund may incur expenses to protect the Fund’s interests or to enforce its rights. In addition, the value of any debt instrument held by the Fund may be negatively affected for a number of reasons that directly relate to the issuer of that debt instrument, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.
All of these factors contribute to the debt issuer’s perceived creditworthiness. A major factor affecting the pricing of debt instruments is how creditworthy the issuers of these instruments are perceived to be. This perception is often related to credit ratings, assigned by industry-recognized credit rating agencies.
Debt instruments with lower ratings tend to be more volatile than those with higher ratings. Lower-rated or unrated securities may also be hard to value accurately or sell at a fair price.
Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not absolute guarantees as to quality. Investment-grade debt instruments include those that are rated investment-grade by a nationally recognized statistical rating organization, and those securities that the Domini Impact Bond Fund’s portfolio managers believe to be of comparable quality.
Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.
If the credit quality of a security declines after the Fund buys it, the Fund’s portfolio managers will decide whether the Fund should continue to hold or should sell the security. Community development investments that are unrated and/or illiquid may be riskier than investment-grade securities, and some may earn below-market rates of return. The Fund may not be able to sell illiquid investments at an advantageous time or price. The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The Fund is more likely to suffer a credit loss on subordinated securities than on non‑subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non‑subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer.
Prepayment and Extension Risk. Many fixed-income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise the right when interest rates fall. This can reduce the returns of the Domini Impact Bond Fund (the Fund) because it may have to reinvest that money at the lower prevailing interest rates. On the other hand, rising interest rates may cause debt instruments to be repaid later than expected, forcing the Fund to endure the relatively low interest rates on these instruments. This also extends the effective duration of certain debt instruments, making them more sensitive to changes in interest rates and the Fund’s net asset value more volatile. Because the Fund invests in mortgage-backed securities, it is particularly sensitive to this type of risk.
Liquidity Risk. Liquidity risk exists when particular investments are or become difficult to purchase or sell. When the Domini Impact Bond Fund (the Fund) holds these types of investments, the Fund’s portfolio may be more difficult to value, especially during periods of market turmoil. Markets may become illiquid when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. When a Fund holds illiquid investments, the Fund’s portfolio may be harder to value, especially in changing markets. Investments by the Fund in derivatives, below investment grade securities, foreign securities, and corporate loans tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a substantial loss or may not be able to sell at all. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its desired level of exposure to certain sectors. Further, certain securities, once sold, may not settle for an extended period. The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Government-Sponsored Entity Risk. The Domini Impact Bond Fund currently invests a significant portion of its assets in securities issued by government-sponsored entities such as Fannie Mae (formally known as the Federal National Mortgage Association), Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation), and the Federal Home Loan Banks. These entities were chartered or sponsored by Congress. However, they are not funded by the government, and their securities are not issued, guaranteed, or insured by the U.S. government or the U.S. Treasury. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.
Mortgage-Related and Asset-Backed Securities Risk. Under normal circumstances, the Domini Impact Bond Fund (the Fund) may invest in mortgage-related and asset-backed securities. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer’s underlying asset portfolio and, in certain cases, the issuer’s ability to issue replacement securities. As a result, there could be losses to the Fund in the event of credit or market value deterioration in the issuer’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer’s inability to issue new or replacement securities. Mortgage-backed securities tend to be more sensitive to changes in interest rates than other types of debt securities. These securities are also subject to prepayment and extension risks. Prepayment risk is generally lower with respect to delegated underwriting and servicing (“DUS”) bonds issued with prepayment penalties that help protect investors in cases of voluntary repayment by the underlying borrower. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. The risk of default is generally higher in the case of mortgage-backed investments offered by private issuers and those that include so‑called “sub‑prime” mortgages. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.
Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.
Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The Fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets. Privately-issued mortgage-related securities are also not subject to the same under writing requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. Privately-issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Mortgage-backed securities are particularly susceptible to prepayment and extension risks, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise. Prepayments may also occur on a scheduled basis or due to foreclosure. When market interest rates increase, mortgage refinancings and prepayments slow, which lengthens the effective duration of these securities. As a result, the negative effect of the interest rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of the Fund. Conversely, when market interest rates decline, while the value of mortgage-backed securities may increase, the rates of prepayment of the underlying mortgages tend to increase, which shortens the effective duration of these securities. Mortgage-backed securities are also subject to the risk that the underlying borrowers will be unable to meet their obligations.
At times, some of the mortgage-backed securities in which the Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying real estate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.
The Fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the Fund will be less likely to receive payments of principal and interest and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub‑prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.
The Fund may invest in credit risk transfer (“CRT”) securities. CRT securities are fixed income securities that transfer the credit risk related to certain types of mortgage-backed securities to the owner of the CRT. If the underlying mortgages default, the principal of the CRT securities owners is used to pay back holders of the mortgage-backed securities. As a result, all or part of the mortgage default or credit risk associated with the underlying mortgage pools is transferred to the Fund. Therefore, the Fund could lose all or part of its investments in credit risk transfer securities in the event of default by the underlying mortgages.
The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. CMBS issued by non‑government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. CMBS react differently to changes in interest rates than other bonds and the prices of CMBS may reflect adverse economic and market conditions. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of CMBS.
Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying asset or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.
Floating and Variable Rate Loan Risk. The Domini Impact Bond Fund’s (the Fund) investment in floating and variable rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy law. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. If the Fund invests in loans that contain fewer or less restrictive constraints on the borrower than certain other types of loans (“covenant lite” loans), it may have fewer rights against the borrowers of such loans, including fewer protections against the possibility of default and fewer remedies in the event of default. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.
Municipal Securities Risk. The Domini Impact Bond Fund (the Fund) may invest in municipal securities. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults. Issuers often depend on revenues from these projects to make principal and interest payments. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. Financial difficulties of municipal issuers may continue or get worse. To the extent that the Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenues, or that relate to a sector or industry, the Fund will be more susceptible to associated risks and developments.
Mortgage Dollar Roll Transactions Risk. The benefits to Domini Impact Bond Fund (the Fund) from mortgage dollar roll transactions depend upon the subadviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.
To Be Announced (TBA) Securities Risk. TBA securities, including forward commitments and when-issued or delayed-delivery transactions, arise when securities are purchased or sold in accordance with certain trade parameters agreed upon at the time of contract with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. TBA security transactions involve the risk that the TBA security the Domini Impact Bond

Fund (the Fund) buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Market Sector Risk. Each Domini Fund may hold a large percentage of securities in a particular market sector. To the extent a Fund holds a large percentage of securities in a particular sector, its performance will be tied closely to and affected by the performance of that sector and the Fund will be subject to a greater degree to any market price movements, regulatory or technological change, economic conditions, the spread of infectious illness or other public health issues, or other developments affecting the issuers or companies in such market sectors.
Financials Sector Risk. The investment by each Domini Fund of a large percentage of its holdings in securities of issuers in the financials sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the financials sector. Issuers in the financials sector, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.
Information Technology Sector Risk. The investment by the Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, and Domini Impact International Equity Fund (each of Fund) of a large percentage of its holdings in securities of issuers in the information technology sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the information technology sector. Information technology companies face intense competition and potentially rapid obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
Industrials Sector Risk. The investment by the Domini International Opportunities Fund, Domini Sustainable Solutions Fund and Domini Impact International Equity Fund of a large percentage of its holdings in securities of issuers in the industrials sector, such as companies engaged in the production, distribution or service of products or equipment for manufacturing, agriculture, forestry, mining and construction, can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and governmental regulation and spending, import controls, commodity prices, and worldwide competition.
Health Care Sector Risk. The investment by each of the of the Domini Impact Equity Fund, Domini International Opportunities Fund, Domini

Sustainable Solutions Fund and Domini Impact International Equity Fund (each of Fund) of a large percentage of its holdings in securities of issuers in the health care sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the health care sector. Securities in the health care sector, such as health care supplies, health care services, biotechnology and pharmaceuticals, may be significantly affected by government regulation and reimbursement rates, approval of products by government agencies, and patent expirations and litigation.
Consumer Discretionary Sector Risk. The investment by each of the Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund and Domini Impact International Equity Fund (each a Fund) of a large percentage of its holdings in securities of issuers in the consumer discretionary sector will subject the Fund to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the consumer discretionary sector. Securities in the consumer discretionary sector, such as consumer durables, hotels, restaurants, media, retailing and automobiles, may be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.
Communication Services Sector Risk. The investment by the Domini Impact Equity Fund of a large percentage of its holding in securities of issuers in the communication services sector will subject the Fund to a greater degree to a greater degree to any market price movements, regulatory or technological change, economic conditions or other developments affecting the issuers or companies in the communication services sector. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.
Portfolio Turnover Risk. If the Domini Impact International Equity Fund or Domini Impact Bond Fund (each a Fund) does a lot of trading, the Fund may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income on capital gains. These effects of higher than normal portfolio turnover may adversely affect Fund performance. With respect to the Domini Impact Bond Fund, investment in mortgage dollar rolls and participation in to‑be‑announced (“TBA”) transactions may significantly increase the Fund’s portfolio turnover rate.
Valuation Risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price the Domini Impact Bond Fund (the Fund) could receive for any particular portfolio investment may well differ from the Fund’s valuation of the investment, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience volatility. If markets make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair valuation methodologies. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Redemption Risk. Each Domini Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value or accelerate taxable gains or transaction costs, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in a Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of fund shares owned by separate Fund shareholders, including clients or affiliates of the Fund’s adviser, redemptions by these shareholders may further increase the Fund’s redemption risk. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the Fund’s share price could decline.
Cybersecurity Risk. Cybersecurity failures by or breaches of each Domini Fund’s Adviser, transfer agent, distributor, custodian, fund accounting agent or other service providers may disrupt Fund operations, interfere with a Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing, redeeming or exchanging shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to a Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs. Substantial costs may be incurred in order to prevent any cyber incidents in the future. Each Fund and its shareholders could be negatively impacted as a result.
Information regarding additional risks of investing in the Domini Funds is set forth below. A Domini Fund may be subject to additional risks other than those described in the Prospectus because the types of investments made by a Fund can change over time. Additional investment policies and risks of the Domini Funds are set forth in the Statement of Additional Information, which is available upon request.

Emerging Markets Risk. To the extent that the Domini Impact Equity Fund, Domini International Opportunities Fund or Domini Sustainable Solutions Fund (each a Fund) holds companies that are tied economically to emerging market countries, including those in Central and Eastern Europe and/or in the Asia-Pacific region, the Fund will be subject to emerging markets risk.
LIBOR Risk. The Domini Impact Bond Fund (the Fund) may be subject to LIBOR risk. LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. In 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), have announced that most LIBOR rates will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non‑representative of the underlying market. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), the U.S. Federal Reserve began publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. Dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication, such as SONIA in the United Kingdom. Markets are slowly developing in response to these new rates, and transition planning is at a relatively early stage. Neither the effect of the transition process nor its ultimate success is known. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. The effect of any changes to — or discontinuation of — LIBOR on the Fund’s portfolio will vary depending on, among other things, provisions in individual contracts and whether, how, and when industry participants develop and adopt new reference rates and alternative reference rates for both legacy and new products and instruments.
Liquidity Risk. Each Domini Fund may be subject to liquidity risk. Liquidity risk exists when particular investments are or become difficult to purchase or sell. When a Fund holds these types of investments, the Fund’s portfolio may be more difficult to value, especially during periods of market turmoil. Markets may become illiquid when there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. During times of market turmoil, there have been, and may be, no buyers for securities in entire asset classes, including U.S. Treasury securities. When a Fund holds illiquid investments, the Fund’s portfolio may be harder to value, especially in changing markets. Investments by the Fund in derivatives, below investment grade securities, foreign securities, and corporate loans tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a substantial loss or may not be able to sell at all. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its desired level of exposure to certain sectors. Further, certain securities, once sold, may not settle for an extended period. A Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Small‑Cap Companies Risk. The Domini Impact International Equity Fund (the Fund) may invest in small‑cap companies. Compared to large companies, small‑size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines, capital resources and depth of management, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss. Therefore, securities of small‑cap companies may be subject to wider and more erratic price fluctuations which may negatively impact the value of your investment in the Fund.
Valuation Risk. Each Domini Fund may be subject to valuation risk. Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price a Fund could receive for any particular portfolio investment may well differ from the Fund’s valuation of the investment, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience volatility. If markets make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair valuation methodologies. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Zero Coupon Bonds Risk. With respect to the Domini Impact Bond Fund (the Fund) zero coupon bonds (which do not pay interest until maturity) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. These securities are more sensitive to the credit quality of the underlying issuer. Unlike bonds that pay interest throughout the period to maturity, the Fund generally will realize no cash until maturity and, if the issuer defaults, the Fund may obtain no return at all on its investment. In addition, although the Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the Fund’s reserve position and require the Fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.
Derivatives Risk. With respect to each Domini Fund, using derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may not be available at the time or price desired, may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.
Credit default swap contracts involve heightened risks and may result in losses to the Domini Impact Bond Fund. Credit default swaps may be illiquid and difficult to value. When the Bond Fund sells credit protection via a credit default swap, credit risk increases since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
PORTFOLIO HOLDINGS INFORMATION
A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information and at domini.com/funddocuments. Currently, disclosure of each Fund’s holdings is made within 60 days of the end of each fiscal semi-annual period (each July 31 and January 31) in the Annual Report and the Semi-Annual Report to Fund shareholders and as of the end of its first and third fiscal quarters (each October 31 and April 30) in publicly available filings of Form N‑PORT on the EDGAR database on the SEC’s website, sec.gov. Portfolio Holdings information is also available online at domini.com/funddocuments.
To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1‑800‑582‑6757. Each Annual Report and Semi-Annual Report is available online at domini.com/funddocuments and in publicly available filings of Form N‑CSR on the EDGAR database on the SEC’s website, sec.gov.
WHO MANAGES THE FUNDS?
Investment Adviser
Domini Impact Investments LLC) (Domini or the Adviser), 180 Maiden Lane, Suite 1302, New York, NY 10038, has been managing money since November 1997. As of July 31, 2021, Domini managed more than $2.9 billion in assets for individual and institutional investors who are working to create positive change in society by using environmental and social standards in their investment decisions. Domini provides the Funds with investment supervisory services, overall operational support, and administrative services.
With respect to the Domini Impact Equity Fund, Domini International Opportunities Fund and Domini Sustainable Solutions Fund, Domini uses proprietary environmental and social research to select the Fund’s investments. With respect to the Domini Impact International Equity Fund and Domini Impact Bond Fund, Domini uses proprietary environmental and social research to determine which securities are eligible for investment by the Funds’ Subadviser. For all Funds, Domini also has authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets are held uninvested.
Domini’s environmental and social research is conducted by a team of analysts led by Amy Domini and Carole Laible. Ms. Domini and Ms. Laible also serve as the portfolio managers of the Domini Impact Equity Fund, the Domini Sustainable Solutions Fund, and the Domini International Opportunities Fund, and are responsible for approving the sustainability themes for such Funds. The development and oversight of Domini’s environmental and social factors is the responsibility of its Standards Committee which may be convened as necessary for interpretation of Domini’s environmental and social factors. The Standards Committee currently includes Amy Domini, Carole Laible, and may include other Domini employees or industry experts.
The Funds employ a “manager of managers” structure under which the Adviser has responsibility to oversee any investment subadvisers and to recommend their hiring, termination, and replacement, subject to the oversight of the Board of Trustees of the Fund (the “Board”). The Funds have obtained an exemptive order from the SEC that permits the Adviser, upon approval of the Board, to change subadvisers without obtaining shareholder approval. Within 90 days of hiring any new subadviser, affected shareholders will be furnished with the information that would be included in a proxy statement regarding a new subadviser. The Adviser will not enter into a subadvisory agreement with an affiliated subadviser without shareholder approval.
Domini has claimed an exclusion from registration as a “commodity pool operator” with respect to the Funds under the Commodity Exchange Act, and therefore is not subject to registration or regulation with respect to the Funds under the Commodity Exchange Act.
Investment Subadviser
The Adviser may employ one or more subadvisers who are responsible for the day‑to‑day management of the Funds’ investments, subject to the oversight of the Adviser. Subadvisers are paid out of the fees paid to the Adviser.
Domini Impact Equity Fund, Domini International Opportunities Fund and Domini Sustainable Solutions Fund
The Adviser employs a subadviser, SSGA Funds Management, Inc. (“SSGA FM” or the “Subadviser”), to purchase and sell securities to implement Domini’s investment selections and manage the amount of assets to be held in short-term investments for the Domini Impact Equity Fund (Equity Fund), Domini International Opportunities Fund (International Opportunities Fund) and Domini Sustainable Solutions Fund (Sustainable Solutions Fund). The Subadviser is paid out of the fees paid to the Adviser.
SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc. which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of July 31, 2021, SSGA FM managed approximately $787.85 billion in assets and SSGA managed approximately $3.93 trillion in assets. SSGA FM’s principal business address is One Iron Street, Boston, Massachusetts 02210.
Portfolio Managers
Amy Domini Thornton and Carole M. Laible of Domini, and Kathleen Morgan of SSGA FM, are primarily responsible for the day‑to‑day management of the Equity Fund. Ms. Domini and Ms. Laible are assisted by Domini’s research and financial analysts. Ms. Morgan is assisted by other members of SSGA’s Global Equity Beta Solutions Group. Each of Ms. Domini, Ms. Laible and Ms. Morgan has been a portfolio manager of the Equity Fund since December 1, 2018.

Amy Domini Thornton and Carole M. Laible of Domini, and Michael Finocchi of SSGA FM, are primarily responsible for the day‑to‑day management of the Sustainable Solutions Fund and International Opportunities Fund. Ms. Domini and Ms. Laible are assisted by Domini’s research and financial analysts. Mr. Finocchi is assisted by other members of SSGA’s Global Equity Beta Solutions Group. Each of Ms. Domini, Ms. Laible and Mr. Finocchi has been a portfolio manager of the Sustainable Solutions Fund since April 1, 2020. Each of Ms. Domini and Ms. Laible has been a portfolio manager of the International Opportunities Fund since November 30, 2020. Mr. Finocchi has been a portfolio manager of the International Opportunities Fund since November 30, 2021.
Domini
Amy Domini Thornton, CFA and Co‑Manager, is the founder and Chair of Domini. She has served as Chair since 2016 and Chief Executive Officer from 2002 to 2015. Ms. Domini has also served as Chair of the Board of Trustees of the Domini Funds since 1990 and was President of the Domini Funds from 1990 through 2017. She served as portfolio manager for Domini’s separately managed account program from 2013 through 2020. Ms. Domini also serves as a Private Trustee (since 1987) of Loring Wolcott & Coolidge as well as a Partner (since 1994) with Loring Wolcott & Coolidge Fiduciary Advisors LLP, a registered investment adviser. In this capacity she has responsibility for the investments of private trust accounts and works with individuals to integrate social or ethical criteria into their investments.
Carole M. Laible, Co‑Manager, is the Chief Executive Officer of Domini (since 2016), and President of Domini Funds (since 2017). She previously served as the President of Domini from 2005 to 2015, Chief Operating Officer of Domini 2002 to 2011, and served as the Treasurer of the Domini Funds from 1997 through 2017.
Ms. Domini and Ms. Laible currently serve on Domini’s Standards Committee which may be convened as necessary for interpretation of Domini’s social and in this capacity are responsible for the development and oversight of Domini’s environmental and social standards, along with other members of the Committee.
SSGA FM
Kathleen Morgan, CFA, Vice President of SSGA FM and SSGA, and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, joined SSGA as an investment professional in 2017 and has been a member of the Global Equity Beta Solutions Group since that time. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. Prior to joining SSGA, Ms. Morgan worked in Equity Product Management at Wellington Management from 2015 to 2017 conducting independent risk oversight and developing investment product marketing strategy. She has been working in the investment management field since 2006. Ms. Morgan’s prior experience also includes index equity portfolio management at BlackRock.
Michael Finocchi, Principal of SSGA FM and SSGA, and a Portfolio Manager in the Global Equity Beta Solutions Group, joined SSGA as an investment professional in 2005. Prior to assuming his portfolio manager role in 2012, Mr. Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds managed by the Global Equity Beta Solutions Group. Before joining SSGA in 2005, he worked for Investors Bank & Trust as a senior tax analyst following his role in custody servicing.
The Statement of Additional Information contains additional information about the portfolio managers’ compensation, other accounts managed by them, and their ownership of the securities of each applicable Fund.
Domini Impact International Equity Fund and Domini Impact Bond Fund
The Adviser employs Wellington Management Company LLP (Wellington Management or the Subadviser) as the Subadviser of the Domini Impact International Fund (International Equity Fund) and Domini Impact Bond Fund (Bond Fund). Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Wellington Management provides investment submanagement services to the International and Bond Funds pursuant to Submanagement Agreements with Domini. As of July 31, 2021, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1.388 trillion in assets.
Portfolio Managers
David J. Elliott and Christopher Grohe are primarily responsible for the day‑to‑day management of the International Equity Fund. They are assisted by other members of Wellington Management’s quantitative management group. Campe Goodman is primarily responsible for the day‑to‑day management of the Bond Fund. He is assisted by other members of Wellington Management’s US broad market team.
David J. Elliott, CFA, FRM, Senior Managing Director, Co‑Director of the Quantitative Investments Group, and Director of Quantitative Portfolio Management of Wellington Management, has been a member of the Quantitative Management Group supporting the Domini Funds since 2005, and has served on the portfolio management team responsible for the International Equity Fund since May 2009. Mr. Elliott joined Wellington Management in 1995 and has been an investment professional since 1999.

Christopher R. Grohe, CFA, Senior Managing Director, Associate Director of the Quantitative Investments Group of Wellington Management, has been a member of the Quantitative Management Group supporting the Domini Funds since 2005, and has served on the portfolio management team responsible for the International Equity Fund since November 2021. Mr. Grohe has been an investment professional with Wellington Management since 2002.
Campe Goodman, CFA, Senior Managing Director, and Fixed-Income Portfolio Manager on the US broad market team of Wellington Management, has served as a portfolio manager responsible for the Bond Fund since January 7, 2015. Mr. Goodman joined Wellington Management as an investment professional in 2000 and has served as a Fixed-Income Portfolio Manager on the US broad market team of Wellington Management since 2013.
The Statement of Additional Information contains additional information about the compensation of the Wellington Management investment professionals, other accounts managed by them, and their ownership of the securities of the applicable Fund.
Management, Sponsorship, and Administrative Services Fees
Domini Impact Equity Fund (Equity Fund). The Equity Fund pays Domini fees for managing the Fund and for providing certain services. For managing the Equity Fund, Domini’s annual fee is equal to 0.20% of the first $2 billion of net assets managed, 0.19% of the next $1 billion, and 0.18% of net assets managed in excess of $3 billion. The current management fee schedule took effect December 1, 2018. For the period from May 1, 2017 through November 30, 2018, the Equity Fund paid a management fee equal to 0.245% of the first $250 million of net assets managed, 0.24% of the next $250 million, and 0.235% of the next $500 million, and 0.23% of net assets managed in excess of $1 billion.
Domini, and not the Fund, pays a portion of the management fee it receives from the Fund to SSGA FM as compensation for SSGA FM’s subadvisory services to the Fund.
Under the Sponsorship Agreement between Domini and the Equity Fund for administrative services provided to the Fund, Domini’s fee is equal to 0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion, and 0.43% of net assets managed in excess of $3 billion.
Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor, Class A, Institutional and Class Y share expenses to 1.09%, 1.09%, 0.74%, and 0.80% through November 30, 2022, absent an earlier modification by the Equity Fund’s Board.
During the fiscal year ended July 31, 2021, the Equity Fund paid a total of 0.65% of its average daily net assets, after waivers, for investment advisory and administrative services.

Discussions regarding the basis of the Board of Trustees’ approval of the continuance of the Equity Fund’s Management Agreement with Domini and Submanagement Agreement with SSGA are available in the Fund’s Annual Report to shareholders for the fiscal year ended July 31, 2021.
Domini International Opportunities Fund (International Opportunities Fund).
The International Opportunities Fund pays Domini fees for managing the Fund and for providing certain services. For managing the Fund, Domini receives fees at the following rates: 0.85% of the first $2 billion of net assets managed, 0.83% of the next $1 billion managed, and 0.80% of net assets managed in excess of $3 billion.
Domini, and not the Fund, pays a portion of the management fee it receives from the Fund to the subadviser as compensation for subadvisory services to the Fund.
Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor and Institutional share expenses to 1.40% and 1.15%, respectively, through November 30, 2022, absent an earlier modification by the Fund’s Board.
For the fiscal period from November 30, 2020 through July 31, 2021, the International Opportunities Fund paid a total of 0.85% of its average daily net assets, after waivers, for investment advisory.
Discussions regarding the basis of the Board of Trustees’ approval of the International Opportunities Fund’s Management Agreement with Domini and Submanagement Agreement with SSGA are available in the Fund’s Semi-Annual Report to shareholders for the fiscal period ended January 31, 2021.
Domini Sustainable Solution Fund (Sustainable Solutions Fund).
The Fund pays Domini fees for managing the Fund and for providing certain services. For managing the Fund, Domini receives fees at the following rates: 0.85% of the first $500 million of net assets managed, 0.83% of the next $500 million, and 0.80% of net assets managed in excess of $1 billion.
Domini, and not the Fund, pays a portion of the management fee it receives from the Fund to the subadviser as compensation for subadvisory services to the Fund.
Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor and Institutional share expenses to 1.40% and 1.15%, respectively, through November 30, 2022, absent an earlier modification by the Fund’s Board.
During the fiscal year ended July 31, 2021, the Sustainable Solutions Fund paid a total of 0.85% of its average daily net assets, after waivers, for investment advisory. Discussions regarding the basis of the Board of Trustees’ approval of the continuance of the Sustainable Solutions Fund’s Management Agreement with Domini and Submanagement Agreement with SSGA FM, respectively, are available in the Fund’s Annual Report to shareholders for the fiscal year ended July 31, 2021.

Domini Impact International Equity Fund (International Equity Fund). The International Equity Fund pays Domini fees for managing the Fund and for providing certain services. For managing the International Equity Fund Domini receives fees at the following rates: 0.96% of the first $250 million of net assets managed, 0.88% of the next $250 million, and 0.785% of net assets managed in excess of $500 million. The current management fee schedule took effect August 1, 2020. From May 1, 2017 through July 31, 2020 Domini received fees at the following rates: 0.97% of the first $250 million of net assets managed, 0.92% of the next $250 million, and 0.855% of the next $500 million of net assets managed, and 0.83% of net assets managed in excess of $1 billion. Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Class A and Class Y share expenses to 1.40% and 1.12%, respectively, through November 30, 2022, absent an earlier modification by the Fund’s Board.
Domini, and not the International Equity Fund, pays a portion of the management fee it receives from the Fund to Wellington Management as compensation for Wellington’s subadvisory services to the Fund.
During the fiscal year ended July 31, 2021, the International Fund paid a total of 0.84% of its average daily net assets, after waivers, for investment advisory services. A discussion regarding the basis of the Board of Trustees’ approval of the continuance of the International Funds Management and Submanagement Agreements with Domini and Wellington Management, respectively, is available in the Fund’s Annual Report to shareholders for the fiscal year ended July 31, 2021.
Domini Impact Bond Fund (Bond Fund). The Bond Fund pays Domini fees for managing the Fund and for providing certain services. For managing the Bond Fund, Domini receives fees at the following rates: 0.33% of the first $50 million of net assets managed, 0.32% of the next $50 million of net assets managed, and 0.315% of net assets managed in excess of $100 million.
Under the Administrative Services Agreement between Domini and the Bond Fund, Domini’s fee is 0.25% of the average daily net assets of the Fund. Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses in order to limit Investor, Institutional, and Class Y share expenses to 0.87%, 0.57%, and 0.65%, respectively, through November 30, 2022, absent an earlier modification by the Fund’s Board.
Domini, and not the Bond Fund, pays a portion of the management fee it receives from the Fund to Wellington Management as compensation for Wellington’s subadvisory services to the Fund.
During the fiscal year ended July 31, 2021, the Bond Fund paid a total of 0.57% of its average daily net assets, after waivers, for investment advisory and administrative services.
Discussions regarding the basis of the Board of Trustees’ approval of the continuance of the Bond Fund’s Management Agreement with Domini and

Submanagement Agreement with Wellington Management are available in the Fund’s Annual Report to shareholders for the fiscal year ended July 31, 2021.
The Funds’ Distribution Plan
DSIL Investment Services LLC, a wholly owned subsidiary of Domini, is the distributor of each Fund’s shares. Each Fund has adopted a Rule 12b‑1 plan with respect to its Investor shares and Class A shares that allows the Fund to pay its distributor on an annual basis for the sale and distribution of the Investor shares and the Class A shares and for services provided to shareholders. These annual distribution and service fees may equal up to 0.25% of the average daily net assets of each Fund’s Investor shares and Class A shares. The Funds do not pay any distribution fees with respect to the Institutional shares and Class Y shares. Because distribution and service fees are paid out of the assets of the Investor shares and Class A shares, respectively, on an ongoing basis, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
For more information about the Funds’ distribution plan relating to Investor shares and Class A shares, see the expense tables in the “Funds at a Glance” section and the Statement of Additional Information.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
Certain financial intermediaries may request, and the Funds’ distributor and/or its affiliates may agree to make, payments in addition to 12b‑1 fees and sales charges, if any, out of the distributor’s and/or its affiliate’s own resources. These additional payments are sometimes referred to as “revenue sharing.” These payments assist in the efforts to promote the sale of the Funds’ shares. The Funds’ distributor and/or its affiliates agree with the financial intermediary on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all intermediaries receive additional compensation and the amount of compensation varies. These payments could be significant to an intermediary. The Funds’ distributor/and or its affiliates determine which financial intermediaries to support and the extent of the payments they are willing to make.
The Funds’ distributor and/or its affiliates hope to benefit from revenue sharing by increasing the Funds’ net assets, which, as well as benefiting the Funds, would result in additional management and other fees for the investment adviser and its affiliates. In consideration for revenue sharing, an intermediary may include the Funds in its sales system or give access to members of its sales force or management. In addition, the intermediary may provide marketing support, shareholder servicing, and/or other activities. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the Funds, the intermediary may earn a profit on these payments.

If you purchase shares though a financial intermediary, revenue sharing payments provide your firm, its employees, or associated persons with an incentive to favor the Funds. You should ask your firm about any payments it receives from the Funds’ distributor, its affiliates, and/or the Funds, as well as about fees and/or commissions it charges.
The Funds’ distributor and/or its affiliates may have other relationships with various banks, trust companies, broker-dealers, or other financial intermediaries relating to the provision of services to the Funds, such as providing omnibus account services, networking services, transaction processing services, or effecting portfolio transactions for Funds. If your intermediary provides these services, the Funds, the Funds’ distributor, and/or its affiliates may compensate the intermediary for these services.

SHAREHOLDER MANUAL
This section provides you with information about how to contact the Funds, how to open an account, how to choose a share class, how sales charges are calculated (Class A shares only), buying, selling, and exchanging shares of the Funds, how Fund shares are valued, Fund distributions, and the tax consequences of an investment in a Fund.

For More Information
All investors may visit our website at domini.com for more information on the following:

•	Investing in the Funds

•	The daily price of your shares

•	Impact investing

•	About Class A sales charges and the ways you can qualify for reductions or waivers, including:

•	The front‑end sales charges that apply to the purchase of Class A shares

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares

•	Who qualifies for lower sales charges on Class A shares

•	Who qualifies for a sales load waiver
Investor share, Institutional share and Class Y share investors: You may also call our Shareholder Services department toll-free at 1‑800‑582‑6757 for additional information.
Class A investors: You may call your brokerage account Service Organization, or if you do not have a Service Organization, you may call our Fund Services department toll-free at 1‑800‑498‑1351 for additional information.
Shareholder Services and Fund Services personnel are available to take your call business days, generally 9 a.m. to 6 p.m. Eastern Time.
Investor share investors: Once you have established online account access, you may manage and review account information 24 hours a day, 7 days a week, by visiting domini.com/manage-account. You may also obtain the price for shares by visiting domini.com/domini-funds and choosing the Fund and share class or by telephoning 1‑800‑582‑6757 from a touch-tone phone to access our automated telephone system or speak with a Shareholder Services representative.
Class A, Institutional share, and Class Y investors: You may obtain the price for shares by visiting domini.com/domini-funds and choosing the Fund and share class or by telephoning 1‑800‑582‑6757 from a touch-tone phone to access our automated telephone system or speak with a Shareholder Services representative.

FUND NAME	SYMBOL
Domini Impact Equity Fund
Investor shares	DSEFX
Class A shares	DSEPX
Institutional shares	DIEQX
Class Y shares	DSFRX
Domini International Opportunities Fund
Investor shares	RISEX
Institutional shares	LEADX
Domini Sustainable Solutions Fund
Investor shares	CAREX
Institutional shares	LIFEX
Domini Impact International Equity Fund
Investor shares	DOMIX
Class A shares	DOMAX
Institutional shares	DOMOX
Class Y	DOMYX
Domini Impact Bond Fund
Investor shares	DSBFX
Institutional shares	DSBIX
Class Y	DSBYX

Account Statements are mailed quarterly or monthly (Institutional shares only). Account statements are also available on our website if you are able to register for online account access.
Trade Confirmations are sent after purchases (except for Automatic Investment Plan purchases and dividend reinvestments) and redemptions (except Systematic Withdrawal Plan redemptions).
Annual and Semi-Annual Reports are mailed in late September and March, respectively, and are available online at domini.com/funddocuments.

OPENING AN ACCOUNT
How to Open an Account
1. Read this prospectus (and please keep it for future reference).
2. Review the “Description of Share Classes” and decide which class is appropriate for you.
3. Review “Types of Accounts” and decide which type is appropriate for you. Note that Class Y share are not available directly to individual investors.
4. Decide how much you want to invest. Please see “Description of Share Class” for minimum initial investment requirements.
5. For Investor shares Domini offers two methods to open an account:

•	Online at domini.com/manage-account; or

•	By mail (regular mail or overnight delivery). Download or order an application at domini.com/manage-account or call us at 1‑800‑582‑6757 to request a copy by mail.
You will need to have your social security number and date of birth for each account owner and beneficiary (for IRAs only) available to complete the application. (IRA beneficiary information can be added later if necessary). Please review “Important Information about Procedures for Opening a New Account”.
When opening an account you will need to select the Fund, share class, and account type you wish to invest in.

•
For an online account opening you will need to provide electronic payment instructions for an Automated Clearing House (“ACH”) deduction, send a personal check payable to Domini Funds by mail, or arrange for payment from your financial institution via wire.

•	For an account opening by mail you will need to send a personal check payable to Domini Funds or arrange for payment from your financial institution via wire.
To arrange for payment directly from your financial institution via wire, you will need to call 1‑800‑582‑6757 to obtain the Domini Funds information your financial institution will require to process your wire request as set forth in “Bank Wire or Electronic Funds Transfer”.
You’ll also be able to set up regularly scheduled automatic investments or withdrawals. For more information see “Automatic Transaction Plans”.
Please note that SEP and SIMPLE IRAs must be opened by mail. Representatives of trusts or corporations will also need to submit an application via mail.
For more information see “Buying, Selling, and Exchanging Shares — Investor Shares.”

6. For Class A shares, follow the instructions under “Buying, Selling, and Exchanging Shares — Class A Shares.” Please review “How Sales Charges Are Calculated”, “Waivers for Certain Class A Investors”, “How to Reduce your Sales Charge” and contact your Service Organization.
7. For Institutional and Class Y shares follow the applicable instructions under “Buying, Selling, and Exchanging Shares — Institutional Shares or Class Y Shares.”
When using a paper application be sure to completely fill out and sign the Account Application appropriate for the account type and share class you have selected. If you need assistance, please call 1‑800‑582‑6757, business days, generally 9 a.m. to 6 p.m. Eastern Time or your Service Organization (for Class A shares) or other intermediary for (Institutional and Class Y shares).
For more information on transferring assets from another mutual fund family, please call 1‑800‑582‑6757.

What Is “Good Order”?

Purchase, exchange, and sale requests must be in “good order” to be accepted by a Fund. To be in “good order” a request must include the following:

•  The Fund name and account number

•  The receipt of payment for purchase of shares by check, wire, ACH transfer, or the amount of the transaction (in a specific dollar amount, number of shares, or percentage of account value) for the exchange or sale. Note that receipt of payment via ACH transfers may take at least 2 business days.

•  Name, address, and other information that will allow us to identify you

•  The signatures of all owners exactly as registered on the account (for redemption requests by mail)

•  For corporate or institutional accounts, a certified copy of a current list of authorized signatories or a related certified corporate resolution, as applicable

•  A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares”)

•  Any other supporting legal documentation that may be required

Exchange and sale requests that exceed the available account balance or number of shares will be rejected.

Important Information about Procedures for Opening a New Account
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, Social Security number, and other information that identifies you. You may also be asked to show your driver’s license or other identifying documents.

For businesses and other entities seeking to open an account or establish a relationship, federal law requires us to obtain, verify, and record information that identifies each business or entity. What this means for you: When you open an account or establish a relationship, we will ask for your business name or other entity name, a street address, and a tax identification number, and information about certain owners and officers, which federal law requires us to obtain.
If a Fund is not adequately able to identify you or certain owners of officers within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable charges and expenses.
DESCRIPTION OF SHARE CLASSES
The Domini Impact Equity Fund and Domini Impact International Equity Fund each offer four classes of shares: Investor, Class A, Institutional, and Class Y shares. The Domini International Opportunities Fund and Domini Sustainable Solutions fund each offer two classes of shares: Investor shares and Institutional shares. The Domini Impact Bond Fund offers three classes of shares: Investor shares, Institutional, and Class Y shares. As described herein, each share class has its own cost structure and eligibility requirements, allowing you to choose the one that best meets your needs, subject to the eligibility requirements. The Funds, the Adviser, and/or its affiliates may modify the qualifications for purchase of each class of shares at any time.
The Investor and Class A shares have each adopted a Rule 12b‑1 plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with class eligibility restrictions.
Your investment professional or financial intermediary may receive different compensation depending upon which class you choose and may impose their own investment fees and practices for purchasing and selling Fund shares, which are not described in this prospectus or in the SAI. Consult your investment professional or financial intermediary about the availability of Fund share classes, the investment professional or financial intermediary’s practices, and other information.
Please note that the Funds do not charge any front‑end sales charge, contingent deferred sales charge or asset-based fee for sales or distribution of Institutional, or Class Y shares. However, if you invest in Institutional or Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
Because the Funds are not a party to any commission arrangement between you and your investment professional or financial intermediary, any purchases and redemptions of Institutional or Class Y shares will be made by a Fund at the applicable net asset value (before imposition of the sales commission). Any commissions charged by an investment professional or financial intermediary are not reflected in the fees and expenses listed in each Fund’s fee table or expense example in this prospectus nor are they reflected in each Fund’s performance in the bar chart and table in this prospectus because these commissions are not charged by the Funds.
If you purchase Fund shares through a broker-dealer or other financial intermediary or financial institution that has entered into an agreement with the Fund’s distributor or affiliates, your transaction may be subject to transaction and other charges or investment minimums established by that entity. Investors in the Funds do not pay such transaction charges if shares are purchased directly from the Funds.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load (CDSC) waivers, which are discussed under “Intermediary-Defined Sales Charge Waiver Policies”. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section to determine any sales charge discounts and waivers that may be available to you through your financial intermediary.

INVESTOR SHARES

•	No front‑end sales charge.

•	Distribution and service (12b‑1) fees of 0.25%.

•	The minimum initial investment in each Fund is as follows:

•	$2,500 for regular accounts ($1,500 if using our Automatic Investment Plan)

•	$1,500 for Retirement Accounts, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts (Automatic Investment Plan also available)

•	The minimum to buy additional shares of each Fund is as follows:

•	$50 for accounts using our Automatic Investment Plan

•	$100 for all other accounts

•	Each Fund may waive minimums for initial and subsequent purchases for investors who purchase shares through omnibus accounts.
CLASS A SHARES

•	Front‑end sales charges, as described under the subheading “How Sales Charges Are Calculated for Class A Shares.”

•	A contingent deferred sales charge on shares sold within one year of purchase, as described under the subheading “Investments of $1,000,000 or More.”

•	Distribution and service (12b‑1) fees of 0.25%.

•	The minimum initial investment in each Fund as follows:

•	$2,500 for regular accounts ($1,500 if using our Automatic Investment Plan)

•	$1,500 for Retirement Accounts, UGMA/UTMA Accounts, and Coverdell Education Savings Accounts (Automatic Investment Plan also available)

•	The minimum to buy additional shares of each Fund as follows:

•	$50 for accounts using our Automatic Investment Plan

•	$100 for all other accounts

•	Each Fund may waive minimums for initial and subsequent purchases for investors who purchase shares through omnibus accounts.

•	The applicable Service Organization provides shareholder services to these accounts.

INSTITUTIONAL SHARES

•
No front‑end sales charge. However, if you invest in Institutional shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

•	No 12b‑1 fees.

•
May only be purchased by or for the benefit of investors that meet the minimum investment requirements, have been approved by the distributor, and fall within the following categories: endowments, foundations, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, family office clients, private trusts, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries.

•	The minimum initial investment is $500,000.

•	Investors may meet the minimum initial investment amount by aggregating up to three separate accounts within the Institutional share class of a Fund.

•
Accounts will not generally be established for omnibus or other accounts for which Domini provides recordkeeping and other shareholder service payments or for which the Fund is required to pay any type of administrative payment per participant account.

CLASS Y SHARES

•
No front‑end sales charge. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.

•	No 12b‑1 fees.

•	Generally available only through omnibus accounts held on the books of the Fund for financial intermediaries that have been approved by the Funds’ distributor.

•
Also available to endowments, foundations, religious organizations, or other tax‑exempt entities, as well as, certain eligible retirement and benefit plans, including 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts.

•	No investment minimum.

TYPES OF ACCOUNTS
You may invest in the Funds through the following types of accounts:

Individual and Joint Accounts (nonretirement)	Invest as an individual or with one or more people. If you are opening a joint account, joint tenancy with rights of survivorship will be assumed unless other ownership is noted on your Account Application. You may also open an account to invest assets held in an existing personal trust.

Individual Retirement Accounts (IRAs)	An individual may open an account to fund a traditional IRA or a Roth IRA, subject to IRS eligibility rules and limits. Custodian and other account level fees will apply.

Uniform Gifts/Transfers to Minors Act (UGMA/UTMA) Accounts	These accounts are maintained by a custodian you choose (which may be you) on behalf of a minor. They provide a simple method for giving irrevocable gifts to children without having to establish a formal trust.

Coverdell Education Savings Accounts (formerly Education IRAs)	These accounts may be established on behalf of any child with a Social Security number and are used to save for higher education expenses. Custodian and other account level fees will apply.

Employer-Sponsored Retirement and Benefit Plans	You may be able to open an account for or as part of an employer-sponsored retirement or benefit plan, such as a 401(k) plan, SEP‑IRA, or SIMPLE IRA. Custodian and other account level fees will apply.

For an Organization/ Omnibus Accounts
An authorized representative may open an account for a trust, corporation, partnership, endowment, foundation, or other entity.

Financial intermediaries may invest through omnibus accounts held on the books of the Funds. Individuals may only invest in an omnibus account through financial intermediaries which maintain an omnibus account on the books of the Fund.

PAPER DOCUMENT DELIVERY FEE
An annual paper document delivery fee of $15 is deducted from each direct Domini Fund account that has a balance below $10,000. This fee is charged to help defray the significant costs associated with printing and mailing paper statements and documents for each account.
You may avoid this paper document delivery fee by choosing paperless e‑delivery of statements, prospectuses, shareholder reports, and other materials for each of your Fund accounts.
To sign up for e‑delivery, you must first establish online account access. Visit domini.com/manage-account to register. Once you are logged on to your account, select “Document Delivery Settings” option. You can then choose e‑delivery for various documents and provide your e‑mail address. See “Fund Statements and Reports — E‑Delivery” for more information.
The paper document delivery fee applies to both retirement and nonretirement Fund accounts held directly with Domini. The paper document delivery fee, which will be collected by redeeming Fund shares in the amount of $15, will be deducted from a Fund account only once per calendar year (generally December). The fee will be assessed based on your account balance as of the day account balances are reviewed and will not take into account your average account balance for the year.
The paper document delivery fee will not be deducted on accounts held through intermediaries or participant accounts in employer-sponsored defined contribution plans.
At its discretion, Domini reserves the right to waive or modify the paper document delivery fee at any time.

BUYING, SELLING, AND EXCHANGING INVESTOR SHARES
The following chart describes all the ways you can buy, sell, and exchange Investor shares of the Domini Funds. If you need any additional information or assistance, please call 1‑800‑582‑6757 business days, generally 9 a.m. to 6 p.m. Eastern Time).

METHOD	INSTRUCTIONS

Mail By Mail you may: Buy Sell Exchange	For regular mail: Domini Funds P.O. Box 46707 Cincinnati, OH 45246-0707	For overnight deliveries only: Domini Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

To buy shares by mail:
•  For your initial investment, complete an Account Application and mail it with your personal check, or arrange for a bank wire (see “Bank Wire or Electronic Funds Transfer via ACH”).

•  For subsequent investments, fill out the Investment Slip included with trade confirmations, account statements, or printed from domini.com/manage-account/account-maintenance-forms, or send a note with your check indicating the Fund name, the account number, and the dollar amount, or arrange for a bank wire, (see “Bank Wire or Electronic Funds Transfer via ACH”).

•  Your check must be made payable to ‘‘Domini Funds.’’ Always include your account number on your check. Note: To comply with anti-money laundering rules and for our mutual protection, the Funds generally do not accept cash, cashier’s checks, money orders, checks made payable to third parties or dated six months or older, starter checks, traveler’s checks, or checks drawn on a non‑U.S. bank.

•  Please note that if you purchase shares by check and you sell those shares soon after purchase, your redemption proceeds will not be sent to you until your check clears, which may take up to 10 calendar days after purchase.

To sell shares by mail (you must include the following information in your written instruction, or your request may be returned):

•  The Fund name

•  The Fund account number

•  The dollar amount or number of shares

•  The signatures of all necessary authorized signers exactly as they appear on the initial application

•  A Medallion Signature Guarantee, if required (see “Additional Information on Selling Shares”)

•  Additional supporting documentation may be required for certain types of accounts

METHOD	INSTRUCTIONS

Mail (Continued)
To exchange shares by mail (selling shares of one Fund and using the proceeds to purchase shares of another Domini Fund), you must include the following information, or your request may be returned:

•  The Fund names

•  The Fund account numbers

•  The dollar amount or number of shares

•  The signatures of all necessary authorized signers exactly as they appear on the initial application

•  The Domini Funds and their transfer agent do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services or receipt of transaction requests at the transfer agent’s post office box does not constitute receipt by the transfer agent or the Domini Funds. Accordingly, there may be a delay in receipt by the transfer agent of transaction requests submitted to the transfer agent’s post office box.

Online, 2,3 Online you may: Buy Sell Exchange
You may communicate orders to buy, sell,* and exchange shares online 24 hours a day** by following these steps:

•  Visit domini.com/manage-account to open a new account or access your existing account.

•  To buy shares online, you will need to establish bank instructions on your account. To do this while opening a new account online, simply have your bank details ready and follow the on‑screen instructions.

To add or change bank instructions for an existing account, you may add, update, and verify your bank instructions online by accessing your existing account at domini.com/manage-account. Alternatively, you must submit a Wire/ACH Processing Form by mail, which can be downloaded at domini.com/manage-account/account-maintenance-forms, or submit a written request that contains the following information:

•  Bank name and address

•  ABA/routing number

•  Account Name and Number

•  Account type (checking, money market, or savings) and a voided check, if applicable

Your signature on the Wire/ACH Processing Form or other written request must be accompanied by a Medallion Signature Guarantee, which can be obtained at a local bank or other financial firm (see “Additional Information on Selling Shares” for more information).

To buy, sell, or exchange Fund shares online in an existing account, please go to domini.com/manage-account to access your existing account.

•  Online help is available at each screen.

*	Online distribution requests are not available for Retirement Plan/IRA accountholders.

**
Access to the online account management system may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or for other reasons. Your transaction will be processed as of the first business day it is deemed to be in good order before the close of trading (normally 4 p.m. Eastern Time).

METHOD	INSTRUCTIONS

Phone1,2,[3] By Phone you may: Buy Sell Exchange
Speak to a live Shareholder Services Representative:

Current shareholders may buy, sell, and exchange shares by calling 1‑800‑582‑6757, business days, generally 9 a.m. to 6 p.m. Eastern Time. Follow the prompts and choose option “2”.

Your transaction will be processed as of the first business day it is deemed to be in good order before the close of trading (normally 4 p.m. Eastern Time).

Bank Wire or Electronic Funds Transfer via ACH[2,3] By Bank Wire or Electronic Funds Transfer you may: Buy Sell
To buy shares:
For your initial investment, you may open an account and arrange for an electronic funds transfer via ACH online at domini.com/manage-account, or complete an Account Application and mail it to Domini Funds at the address shown above for purchasing shares by mail.

For initial investments by wire, note that an account application must be completed online or signed and returned by mail to the Funds’ transfer agent before payment by wire can be arranged.

Before requesting a wire call 1‑800‑582‑6757 to obtain the necessary Domini Funds information your financial institution will require to process your request.

To sell shares:
If you have already established banking instructions on your account, you may request receipt of redemption proceeds by wire or electronic funds transfer via ACH online, in writing, or by speaking with a Shareholder Services representative at 1‑800‑582‑6757 business days, generally 9 a.m. to 6 p.m. Eastern Time.

Shares purchased via ACH are not immediately available for redemption. Note that the delivery of redemption proceeds related to shares purchased and funded by electronic funds transfer via ACH may also be limited to the bank account associated with the ACH transaction funding the purchase.

If you would like to establish privileges for electronic funds transfer via ACH or update the ACH instructions for an account online, you may add, update, and verify your banking information by accessing your online account at domini.com/manage-account.

If you would like to establish privileges for wire redemption or electronic funds transfer via ACH or change the redemption proceeds delivery instructions for an existing account by mail, you must fill out and submit the Wire/ACH Processing Form available at domini.com/manage-account/account-maintenance-forms or submit a written request that contains the following information:

•  Bank name and address

•  ABA/routing number

•  Account name and number

•  Account type (checking, money market, or savings) and a voided check, if applicable

Your signature on the Wire/ACH Processing Form or other written request must be accompanied by a Medallion Signature Guarantee (see “Additional Information on Selling Shares” for more information).

There is a $15 outgoing wire transfer fee (deducted directly from sale proceeds) and a $1,000 minimum wire amount. The wire transfer fee and the minimum wire amount may be waived for certain individuals and institutions at Domini’s discretion. Electronic funds transfer via ACH has no outgoing fee, but it may take at least two business days for the funds to reach your bank account.

(1)
Neither the Funds nor their transfer agent, distributor, agents, or affiliates will be liable for any loss, liability, cost, or expense for acting on telephone instructions believed to be genuine. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please contact the Funds if you wish to suspend telephone redemption privileges.

(2)
After establishing ACH privileges, shareholders may place ACH transaction orders by telephone or online. All electronic deposits are subject to review. Your ACH transaction purchase order will be considered in good order on the date the payment for shares is received by the Fund before the close of regular trading (normally 4 p.m. Eastern Time on a day that the NYSE is open for trading). This may take at least 2 business days.

(3)
Sales (redemptions) exceeding $100,000 must be requested in writing (see “Buying, Selling, and Exchanging Shares by Mail” and “Additional Information on Selling Shares” for more information) and generally require a medallion signature guarantee.

Existing shareholders may exchange all or a portion of their Fund shares into shares of the same class of any other available Domini Fund. All exchanges must meet applicable minimum investment requirements.

IMPORTANT: Once a redemption order is placed, the transaction cannot be cancelled by the shareholder.
BUYING, SELLING, AND EXCHANGING CLASS A SHARES
For information regarding the ways you can buy, sell, and exchange Class A shares of the Domini Impact Equity Fund and Domini Impact International Equity Fund and whether you qualify for a sales charge waiver or reduction please contact your Service Organization. If you need any additional information or assistance, please call the Fund Services Department at 1‑800‑498‑1351 or visit our website at domini.com.
How Sales Charges are Calculated for Class A Shares

•	You buy Class A shares of a Fund at the offering price, which is the net asset value per share plus a front‑end sales charge of up to 4.75%.

•	You pay a lower sales charge as the size of your investment increases to certain levels (called breakpoints).

•	You do not pay a sales charge on Class A share dividends or distributions that you reinvest in Class A shares of a Fund.

•	Class A shares are subject to an annual distribution (12b‑1) fee up to 0.25% of the Fund’s average daily net assets.
The table below shows the rate of sales charge you pay, depending on the amount of Class A shares you purchase. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares you purchase. Your Service Organization receives a percentage of these sales charges as compensation for the services it provides to you. Your Service

Organization may also receive the annual distribution fee payable on Class A shares at a rate of up to 0.25% of the average daily net assets represented by the Fund shares it services.
The Investor, Institutional and Class Y shares of the Domini Funds are not subject to sales charges. These share classes may not be available through your Service Organization.
The Funds offer additional ways to waive or reduce your sales charges as provided under “Waivers for Certain Class A Investors,” “Investments of $1,000,000 or More,” or “Reducing Your Sales Charges.”

	Front‑End Sales Charge
Amount of Purchase	Percentage of Offering Price	Percentage of Net Amount Invested

Less than $50,000	4.75%	4.99%

$50,000 but less than $100,000	3.75%	3.90%

$100,000 but less than $250,000	2.75%	2.83%

$250,000 but less than $500,000	1.75%	1.78%

$500,000 but less than $1 million	1.00%	1.01%

$1 million and over	None	None
Your Service Organization also may impose transaction charges. Investors in the Funds do not pay such transaction charges if shares are purchased directly from the Funds.
Please contact your Service Organization for more information about sales charges and transaction charges. Additional information about sales charges is also included in the Funds’ Statement of Additional Information.
Waivers for Certain Class A Investors
Class A initial sales charges may be waived for certain types of investors, including the following:

•
Investors participating in “wrap fee” or asset allocation programs or other fee‑based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Funds, the distributor, or its affiliates

•
Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds, the distributor, or its affiliates

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Organization or the transfer agent at the time of purchase.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section for more information.

Investments of $1,000,000 or More
You do not pay an initial sales charge when you invest $1 million or more in the Class A shares of a Fund. However, you may be subject to a contingent deferred sales charge of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption if you redeem within one year of purchase.
The Fund’s distributor may pay up to 1.00% to a Service Organization for Class A share purchase amounts of $1 million or more. In such cases, starting in the 13th month after purchase, the Service Organization will also receive the annual distribution fee of up to 0.25% of the average daily net assets of the Class A shares of a Fund held by its clients. Prior to the 13th month, the Fund’s distributor will retain the annual distribution fee. Where the Service Organization does not receive the payment of up to 1.00% from the Fund’s distributor, the Service Organization will instead receive the annual distribution fee starting immediately after purchase. In certain cases, the Service Organization may receive both a payment of up to 1.00% from the distributor as well as the annual distribution fee starting immediately after purchase. Please contact your Service Organization for more information.
Reducing Your Sales Charges
There are several ways you can combine multiple purchases of certain Domini Fund shares to take advantage of the breakpoints in the sales charge schedule.
Right of Accumulation. The right of accumulation lets you add the value of certain Domini Fund shares you already own to the amount of your next purchase for purposes of calculating the initial sales charge. The calculation of this amount would include your current holdings of all Investor and Class A shares of each Domini Fund, except the Domini Impact Bond Fund.
Letter of Intent. A letter of intent lets you purchase Class A shares over a 13‑month period and receive the same sales charge as if all shares had been purchased at once. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 in certain Domini Fund shares during the next 13 months. The calculation of this amount would include your current holdings of all Investor and Class A shares of each Domini Fund, except the Domini Impact Bond Fund, as well as any reinvestment of dividends and capital gains distributions. When you sign this letter, the Fund agrees to charge you the reduced sales charges listed above. Completing a letter of intent does not obligate you to purchase additional shares. However, if you do not achieve the stated investment goal within the 13‑month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.
Group Investment Program. Family groups may be treated as a single purchaser under the right of accumulation privilege. Each investor has an individual account, but the group’s investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father‑in‑law, mother‑in‑law, brother‑in‑law, or sister‑in‑law, including trusts created by these family members.
In order to take advantage of any reduction in sales charges that may be available to you, you must inform your Service Organization. In order to obtain sales charge reductions, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. The records required to take advantage of a reduction in sales charges may not be maintained by the Fund, its transfer agent, or your Service Organization.
Waivers of Deferred Sales Charges
The deferred sales charge that may be charged on investments in Class A shares in excess of $1 million that are sold within one year of purchase will be waived in the case of the following:

•
Sales of Class A shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), which relates to the ability to engage in gainful employment), if the shares are (1) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with rights of survivorship; or (2) held in a qualified corporate or self-employed retirement plan, IRA, or 403(b) Custodial Account, provided, in any case, that the sale is requested within one year of your death or initial determination of disability.

•
Sales of Class A shares in connection with the following retirement plan “distributions”: (1) lump‑sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 59 1/2 ); (2) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (3) a tax‑free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account, or retirement plan assets to a successor custodian or trustee). The charge also may be waived upon the tax‑free rollover or transfer of assets to another retirement plan invested in the Fund. In such event, as described below, the Fund will “tack” the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, deferred sales charge is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption that results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

•	Sales of Class A shares in connection with the Systematic Withdrawal Plan, subject to the conditions outlined under “Systematic Withdrawal Plan.”

All waivers will be granted only following the Fund’s distributor receiving confirmation of your entitlement. If you believe you are eligible for a deferred sales charge waiver, please contact your Service Organization. In order to obtain a waiver, you may be required to provide information and records, such as account statements, to your Service Organization. Please retain all account statements. The records required for a deferred sales charge waiver may not be maintained by the Fund, its transfer agent, or your Service Organization.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see the “Intermediary-Defined Sales Charge Waiver Policies” section for more information.
Reinstatement Privilege
If you sell Class A shares of a Fund, you may reinvest some or all of the proceeds in the Class A shares of the Fund within 120 days without a sales charge, as long as the Fund’s distributor or your Service Organization is notified before you reinvest. If you paid a deferred sales charge when you sold shares and you reinvest in Class A shares of the Fund within 120 days of such sale, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on the purchase of Class A shares of the Fund, if you notify your Service Organization. All accounts involved must have the same registration.
More About Deferred Sales Charges
You do not pay a deferred sales charge on the following:

•	Class A shares representing reinvested distributions and dividends

•	Class A shares held longer than 1 year from the date of purchase
The Fund’s distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Organization.
* * *  *  *
For more information about sales charges please consult your Service Organization or refer to the Funds’ Statement of Additional Information.
BUYING, SELLING, AND EXCHANGING INSTITUTIONAL SHARES
For information regarding the ways you can buy, sell, and exchange Institutional shares of each Fund please call 1‑800‑582‑6757. Institutional shares are purchased at net asset value with no front‑end sales charge and no contingent deferred sales charge when redeemed. However, if you invest in Institutional shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission or other fee in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
BUYING, SELLING, AND EXCHANGING CLASS Y SHARES
For information regarding the ways you can buy, sell, and exchange Class Y shares of the Domini Impact Equity Fund, Domini Impact International Equity Fund or Domini Impact Bond Fund please call 1‑800‑582‑6757. Class Y shares are purchased at net asset value with no front‑end sales charge and no contingent deferred sales charge when redeemed. However, if you invest in Class Y shares through an investment professional or financial intermediary, that investment professional or financial intermediary may charge you a commission in an amount determined and separately disclosed to you by that investment professional or financial intermediary.
AUTOMATIC TRANSACTION PLANS
Automatic transaction plans are available for your convenience to purchase or to sell Investor, Institutional, and Class A shares at specified intervals without having to manually initiate each transaction.
Automatic Investment Plan – Investor, Institutional, and Class A shares
You may authorize your Service Organization, or if you do not have a brokerage account with a Service Organization, a Fund, to have specified amounts automatically deducted from your bank account and invested in a Fund in weekly, monthly, quarterly, semi-annual, or annual intervals. This service can be established for your account at any time. Visit domini.com/manage-account/account-maintenance-forms to access an Automatic Investment Plan form. For Investor shares or Institutional shares call 1‑800‑582‑6757 for more information. For Class A shares call your Service Organization, or if you do not have a brokerage account with a Service Organization, call Fund Services at 1‑800‑498‑1351.
Please note that shares purchased by electronic transfer (ACH) are not immediately available for redemption pending confirmation of receipt of payment and the delivery of redemption proceeds associated with ACH purchases may be limited to the bank account associated with the ACH funding the purchase.
This service may take up to four weeks to begin. Also, due to the varying procedures to prepare, process, and forward the bank withdrawal information to the Funds, there may be periodic delays in posting the funds to your account.

Systematic Withdrawal Plan – Investor, Institutional, and Class A shares
If you own shares of a Fund with an aggregate value of $10,000 or more, you may establish a Systematic Withdrawal Plan under which shares will be sold, at net asset value, in the amount and for the periods specified (minimum $100 per payment).
Each Fund reserves the right to change the terms and conditions of the Systematic Withdrawal Plan and may cease offering the Systematic Withdrawal Plan at any time.
Except as noted below, there is no charge to participate in the Systematic Withdrawal Plan. Call 1‑800‑582‑6757 for more information.
For Class A shares, your Service Organization may charge you a fee to participate in the Systematic Withdrawal Plan. Call your Service Organization, or if you do not have a brokerage account with a Service Organization, Fund Services at 1‑800‑498‑1351 for more information.

Dollar-Cost Averaging

Dollar-cost averaging is a long-term investment strategy designed to avoid the pitfalls of timing the market by investing equal amounts of money at regular intervals (monthly, quarterly, and so on) over a long period of time.

Although the strategy doesn’t assure a profit or protect against a loss, the idea behind dollar-cost averaging is that over time an investor buys more shares at lower prices, and fewer shares at higher prices.

The key to dollar-cost averaging is to stick with it for the long term, through periods of rising and falling markets. Strictly adhering to a long-term dollar-cost averaging strategy can help to avoid the mistake of investing all of your money when the market is high. Before using this strategy, investors should consider their financial ability to continue making purchases in a declining market.

To facilitate dollar-cost averaging you may purchase Fund shares at regular intervals through the Fund’s Automatic Investment Plan, if available.

ADDITIONAL INFORMATION ON SELLING SHARES
Same Fund Exchange Privilege
Certain shareholders may be eligible to exchange their shares of a Fund for another class of shares of the same Fund. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact Shareholder Services, their intermediary or Service Organization as applicable, to learn more about the details of this privilege. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.

Signature Guarantees
In order to protect your account from fraud, you are required to obtain a Medallion Signature Guarantee from a participating institution in certain circumstances, including for any of the following:

•	Sales (redemptions) exceeding $100,000

•	Sales made within 30 days following any changes in account address

•	Sales proceeds to be sent to a third party or to an address other than the address for which the account is registered, unless such information already has been established on your account

•	Sales proceeds to a bank account, unless bank instructions already have been established on your account for at least 30 days

•	Sales and address changes after your account has been placed on “rpo” status due to return of non‑deliverable mail

•	Change to the account name on your account

•
For accounts opened online and funded via ACH, sale (redemption) proceeds to be delivered by check, or to a bank account other than the account from which an ACH purchase originated, as required by the Funds or their transfer agent.

The following types of institutions may participate in the Medallion Signature Guarantee program:

•	Banks

•	Savings institutions

•	Credit unions

•	Broker-dealers

•	Other guarantors acceptable to the Funds and their transfer agent
The Funds and their transfer agent cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud. There are different Medallion limits based on the amount of money being redeemed. Please ensure you obtain the proper Medallion. The Funds or their transfer agent may, at their option, request further documentation prior to accepting requests for redemptions.
The Funds may allow Institutional share investors to waive the protection of being required to obtain a Medallion Signature Guarantee for sales requests exceeding $100,000, provided that all the following conditions are met:

•	No changes have been made to the applicable account registration within 30 days prior to the request.

•	The request is signed in exactly the same way the account is registered, by all necessary registered owners or authorized signers, as applicable.

•	The proceeds are directed to an address for which the account is registered or another authorized address on file (e.g., a bank previously authorized by the registered owner).

•	A resolution of the registered owner, or similar supporting documentation acceptable to the Fund, authorizing the election of this waiver has been provided.
An Institutional share investor can elect to waive the Medallion Signature Guarantee requirement on a new account, by filling out the appropriate area on the Account Application, and providing a Medallion Signature Guarantee, and a resolution of the registered owner (or similar supporting documentation acceptable to the Fund) authorizing such election. For existing accounts, if you would like to establish this waiver, you must fill out a Medallion Signature Guarantee Waiver form, accompanied by a Medallion Signature Guarantee and a resolution of the registered owner (or similar supporting documentation acceptable to the Fund) authorizing such election.
Neither the Fund, its transfer agent, Domini, nor any of their agents or affiliates will be liable for any loss, liability, cost, or expense for acting upon any written sales request subject to a Medallion Signature Guarantee waiver election reasonably believed to be genuine. Please contact the Fund if you wish to suspend this waiver.
Unusual Circumstances
Each Fund reserves the right to revise or terminate the telephone or the online redemption privilege at any time, without notice. In the event that a Fund suspends telephone redemption privileges, or if you have difficulty getting through on the phone, you will still be able to redeem your shares through the other methods listed above.
Each Fund may postpone payment of redemption proceeds under either of these circumstances:

•	During any period in which the NYSE is closed or in which trading is restricted

•	If the SEC determines that an emergency exists
Large Redemptions
It is important that you call the Funds before you redeem any amount in excess of $500,000. We must consider the interests of all Fund shareholders and so reserve the right to delay delivery of your redemption proceeds — up to 7 days — if the amount to be redeemed will disrupt a Fund’s operation or performance.
In an effort to protect the Funds from the possible adverse effects of a substantial redemption in a large account, as a matter of general policy no shareholder or group of shareholders controlled by the same person or group of persons will knowingly be permitted to purchase in excess of 5% of the outstanding shares of a Fund, except upon approval of the Adviser.

Redemptions in Kind
Each Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash.
Market Timing
The Funds are long-term investments. Market timers, who buy and sell rapidly in the hopes of making a short-term profit, drive up costs for all other shareholders, including long-term shareholders who do not generate these costs. Market timers can disrupt portfolio investment strategies, for example by causing a portfolio manager to sell securities to meet a redemption request when the manager might otherwise have continued to hold the securities, and may increase a Fund’s transaction costs, such as brokerage expenses. Each of the Domini Impact International Equity Fund, Domini International Opportunities Fund and Domini Sustainable Solutions Fund may be more susceptible to market timing by investors seeking to take advantage of time zone arbitrage opportunities when events affecting the value of the Fund’s portfolio occur after the close of the overseas markets but prior to the close of the U.S. market and the calculation of the Fund’s NAV. Do not invest with the Domini Funds if you are a market timer.
The Funds’ Board of Trustees has approved methods for the fair valuation of securities held in each Fund’s portfolio in an effort to deter market timing activities. Please see “How the Price of Your Shares Is Determined — How is the value of securities held by the Funds determined?” for more information.
In addition, the Funds’ Board of Trustees has adopted policies and procedures that are designed to discourage and detect excessive trading and market timing activities. These policies and procedures provide that Domini reviews transactions in excess of certain thresholds in order to monitor trading activity. If Domini suspects a pattern of market timing, we may reject the transaction, close the account, and/or suspend or terminate the broker, if possible, to prevent any future activity. The Funds do not knowingly accommodate excessive trading and market timing activities.
In certain circumstances, a financial intermediary, such as a broker, adviser, retirement plan, or third-party administrator, will hold Fund shares on behalf of multiple beneficial owners in an omnibus account. The Funds do not know the identity of shareholders who hold shares through an omnibus account and must rely on the systems of the financial intermediary for that information. Consequently, the Funds’ ability to monitor trading or detect market timing in omnibus accounts may be limited. The Funds’ distributor, in accordance with applicable law, enters into agreements with financial intermediaries that require the intermediaries to provide certain information to the Funds to help identify excessive trading activity and to restrict or prohibit future purchases or exchanges of Fund shares by shareholders identified as having violated the Funds’ policies.

Financial intermediaries may apply purchase and exchange limitations that are different from the limitations imposed by the Funds. If you purchase, exchange, or sell Fund shares through a financial intermediary, you should check with your intermediary to determine what purchase and exchange limitations are applicable to your transactions.
Because the Funds may not be able to detect all instances of market timing, there is no guarantee that the Funds will be able to identify, deter, or eliminate all market timing or excessive trading of Fund shares.
HOW THE PRICE OF YOUR SHARES IS DETERMINED
The price of your shares is based on the net asset value of the applicable class of shares of the Fund that you hold. The net asset value (or NAV) of each class of shares of each Fund is determined as of the scheduled close of regular trading on the NYSE, normally 4 p.m., Eastern Time, on each day the Exchange is open for trading. If the NYSE closes at another time, each Fund will determine the NAV of each class of shares of the Fund as of the scheduled closing time.
This calculation is made by deducting the amount of the liabilities (debts) of the applicable class of shares of the applicable Fund, from the value of its assets, and dividing the difference by the number of outstanding shares of the applicable class of the Fund.

Net Asset Value (NAV) =	Total Assets – Total Liabilities
Number of Shares Outstanding
To calculate the value of your investment, simply multiply the NAV by the number of shares of the Fund you own.
How can I find out the NAV of my shares?
You may obtain the NAV for your shares 24 hours a day online by visiting domini.com/domini-funds and choosing your Fund and share class, or by telephoning 1‑800‑582‑6757 from a touch-tone phone to access our automated telephone system or speak with a Shareholder Services representative. You will also receive this information on your periodic account statements.
How do you determine what price I will get when I buy shares?
Investments will be processed at the next share price calculated after an order is received in good order by a Fund or its designated agent. Please note that purchase requests received after the share price has been calculated for any Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.

For current shareholders who place ACH transactions by telephone or online, please note that your ACH transaction will be considered in good order on the date the payment for shares is received by the Funds. This may take at least 2 business days.
Each Fund may stop offering its shares for sale at any time and may reject any order for the purchase of its shares.
How do you determine what price I will get when I sell shares?
When you sell shares, you will receive the next share price that is calculated after your sale request is received by the Funds or its designated agent in good order. (See “What Is ‘Good Order’?” above for more information.) Please note that redemption requests received after the share price has been calculated for any Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.
Each Fund may pay redemption proceeds by check or, if your account is eligible and you have completed and/or verified the appropriate information on the Account Application or submitted other written instructions, by bank wire or electronic funds transfer via ACH. The appropriate Fund will normally pay redemption proceeds from the sale of shares on the next day the NYSE is open for trading, but in any event within 7 days, regardless of the method the Fund uses to make such payment. If you purchased the shares you are selling by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 10 calendar days from the purchase date. Please note that shares purchased by electronic funds transfer via ACH are not immediately available for redemption pending confirmation of receipt of payment and the delivery of redemption proceeds associated with ACH purchases may be limited to the bank account associated with the ACH funding the purchase.
Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended, if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if the Securities and Exchange Commission determines that an emergency or other circumstances exist that make it impracticable for a Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed or abnormal market conditions or circumstances, including circumstances adversely affecting the liquidity of a Fund’s investments, a Fund may be more likely to be forced to sell portfolio assets to meet redemptions than under normal market circumstances. Under such circumstances, a Fund could be forced to liquidate assets at inopportune times or at a loss or depressed value. Each Fund also may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. Each Fund reserves the right to pay part or all of the redemption proceeds in kind, i.e., in securities, rather than cash. If a Fund redeems in kind, it generally will deliver to you a proportionate share of the portfolio securities owned by the Fund. Securities you receive this way may increase or decrease in value while you hold them, and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash. A Fund may redeem in kind at a shareholder’s request or if, for example, the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund’s portfolio may be comprised of less-liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
Access to the automated telephone system and online processing may be limited during periods of peak demand, market volatility, system upgrades or maintenance, or other reasons.
How is the value of securities held by the Funds determined?
Equity securities and other instruments held by a Fund that are listed or traded on national securities exchanges are generally valued at the last sale price on the exchange or market on which the security or instrument is primarily traded at the time of valuation. Securities listed on the NASDAQ National Market System are generally valued using the NASDAQ Official Closing Price. Bonds and other fixed income securities held by a Fund generally are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Funds, as applicable by the Board of Trustees. When a market price is not available, or when the adviser has reason to believe that the price does not represent market realities, the adviser will value securities instead by using methods approved by the Fund’s Board of Trustees. When a Fund uses fair value pricing, a Fund’s value for a security may be different from quoted market values or what a Fund would receive upon the sale of such security.
Because the Domini Impact Equity Fund invests primarily in the stocks of large‑cap U.S. companies that are traded on U.S. exchanges, it is expected that there would be limited circumstances in which the Fund would use fair value pricing — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV. In addition, the Domini Impact Bond Fund may invest, for example, in certain community development investments for which a market price might not readily be available, provided that the Fund may not invest more than 15% of its net assets in illiquid securities. In those circumstances, the fair value of the community development investment is determined by the adviser using methods approved by the Fund’s Board of Trustees.

The Domini International Opportunities Fund, Domini Sustainable Solutions Fund and Domini Impact International Equity Fund may invest primarily in the stocks of non‑U.S. companies. Non‑U.S. equity securities are valued on the basis of their most recent closing market prices at 4 p.m. Eastern Time on each day that the NYSE is open for trading except under the circumstances described herein. Most non‑U.S. markets close before 4 p.m. Eastern Time. If the adviser determines that developments between the close of the non‑U.S. market and 4 p.m. Eastern Time will, in its judgment, materially affect the value of some or all of the Fund’s securities, it will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 p.m. Eastern Time. In deciding whether to make these adjustments, the adviser reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fair value for a foreign security reported on by such service with a confidence level approved by the Board, shall be the value provided by such service. However, the Fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Funds routinely compare closing market prices, the next day’s opening prices in the same markets, and adjusted prices.
Please note that each Fund may hold securities that are primarily listed on foreign exchanges that may trade during hours, on weekends, or on other days when the Fund does not price its shares. Therefore, the value of the securities held by the Fund may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
FUND STATEMENTS AND REPORTS
E‑Delivery
To keep the Funds’ costs as low as possible, and to conserve paper, paperless e‑delivery of statements, trade confirmations, prospectuses, shareholder reports, and other materials for each of your Fund accounts is available. To sign up for e‑delivery, you must first establish online account access. Visit domini.com/manage-account to register for online account access and select e‑delivery for each document that you would like to receive e‑delivery notifications. You will receive a notice by email when each new document is available. Then you may log on at your convenience to view, print, or save your document. There is no charge to establish e‑delivery and you may view, cancel, or change your e‑delivery profile at any time.
By electing e‑delivery of Fund documents, you are authorizing Domini to discontinue hard copy mailings of that type of document.

An annual paper document delivery fee of $15 is deducted from each direct Domini Fund account that has a balance below $10,000. See “Paper Document Delivery Fee” for more information. This Paper Document Delivery Fee will not be charged so long as your electronic delivery election remains in effect. At its discretion, Domini reserves the right to waive or modify such fee at any time.
Delivery of Shareholder Documents
The Funds may mail one copy of shareholder documents, including prospectuses, shareholder reports, proxy statements and other regulatory documents, when we find that two or more Fund shareholders have the same last name and address. This practice is known as “householding” and is intended to eliminate duplicate mailings, save paper and reduce expenses. Call our Shareholder Services department at 1‑800‑582‑6757 if you need additional copies of shareholder documents or if you do not want the mailing of your shareholder documents to be combined with those for other accounts at the same address. The Funds will begin sending you individual copies of shareholder documents thirty days after receiving such a request. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise.
Trade Confirmations
Confirmation statements setting forth the trade date and the amount of your transaction are sent each time you buy, sell, or exchange shares (except for Automatic Investment Plan purchases, dividend reinvestments, and Systematic Withdrawal Plan redemptions). Confirmation statements are not sent for reinvested dividends or for purchases made through automatic investment plans. Always verify your transactions by reviewing your confirmation statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1‑800‑582‑6757. You may choose to view trade confirmations online rather than receiving a hard copy by signing up for e‑delivery. Visit domini.com/manage-account to register for online account access and select e‑delivery for each document that you would like to receive e‑delivery notifications.
Account Statements
Account statements set forth all account activity, including the trade date and the amount of each account transaction during the covered period. Account statements are mailed quarterly or monthly (Institutional shares only). Always verify your transactions by reviewing your account statement carefully for accuracy. Please report any discrepancies promptly to our Shareholder Services department at 1‑800‑582‑6757. You may choose to view account statements online rather than receiving a hard copy by signing up for e‑delivery. Visit domini.com/manage-account to register for online account access and select e‑delivery for each document that you would like to receive e‑delivery notifications.

Fund Financial Reports
The Funds’ Annual Report is mailed in September, and the Funds’ Semi-Annual Report is mailed in March. These reports include information about a Fund’s performance, as well as a complete listing of that Fund’s holdings. You may choose to view these reports online rather than receiving a hard copy by signing up for e‑delivery. Visit domini.com/manage-account to register for online account access and select e‑delivery for each document that you would like to receive e‑delivery notifications.
Tax Statements
Each year we will send you a statement for the previous year that reflects all dividend and capital gains distributions, proceeds from the sale of shares in nonretirement accounts, and distributions from IRAs or other retirement accounts as required by the IRS. Tax statements are generally mailed in January or February as permitted by law. Statements regarding annual IRA contributions are generally mailed in May.
DIVIDENDS AND CAPITAL GAINS
Each Fund pays to its shareholders substantially all of its net income in the form of dividends. Dividends from net income (excluding capital gains), if any, are typically paid by the Domini Impact Equity Fund quarterly (usually in March, June, September, and December), by the Domini Sustainable Solutions Fund, Domini International Opportunities Fund, and Domini Impact International Equity Fund semi-annually (usually in June and December), and by the Domini Impact Bond Fund monthly. Any capital gain dividends are distributed annually in December.
You may elect to receive dividends either by check or in additional shares of a Domini Fund. Unless you choose to receive your dividends by check, all dividends will be reinvested in additional shares of the designated Domini Fund. In either case, dividends are normally taxable to you in the manner described below.
Any check in payment of dividends or other distributions that cannot be delivered by the post office or that remains uncashed for a period of more than one year may be reinvested in your account.
TAXES
This discussion of taxes is for general information only. You should consult your own tax adviser about your particular situation and the status of your account under state and local laws.
Taxability of Dividends
Each year the Funds will mail you a report of your distributions for the prior year and how they are treated for federal tax purposes. If you are otherwise subject to federal income taxes, you will normally have to pay federal income taxes on the dividends you receive from the Funds, whether you take the dividends in cash or reinvest them in additional shares. Noncorporate shareholders will be taxed at reduced rates on distributions reported by a Fund as “qualified dividend income,” provided the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. Dividends reported by a Fund as capital gain dividends are taxable as long-term capital gains, which for noncorporate shareholders are also subject to tax at reduced rates. Other dividends are generally taxable as ordinary income. Some dividends paid in January may be taxable to you as if they had been paid the previous December.
Buying a Dividend
Dividends paid by a Fund will reduce that Fund’s net asset value per share. As a result, if you buy shares just before a Fund pays a dividend, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a dividend on which you may need to pay tax.
Taxability of Transactions
Any time you sell or exchange shares held in a nonretirement account, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. An exchange between classes of shares of the same Fund is normally not taxable. Distributions out of a retirement account may have tax consequences. You are responsible for any tax liabilities generated by your transactions.

IMPORTANT: By law, you must certify that the Social Security or taxpayer identification number you provide to a Fund is correct and that you are not otherwise subject to backup withholding for failing to report income to the IRS. The Funds may be required to apply backup withholding to certain distributions and proceeds payable to you if you fail to provide this information or otherwise violate IRS requirements. The backup withholding rate is currently 24%.

RIGHTS RESERVED BY THE FUNDS
Each Fund and its agents reserve the following rights:

•	To waive or change investment minimums

•	To waive or change the Paper Document Delivery Fee

•	To refuse any purchase or exchange order

•	To stop selling shares at any time

•	To change, revoke, or suspend the exchange privilege

•	To suspend telephone transactions

•
To reject any purchase or exchange order (including, but not limited to, orders that involve, in the Adviser’s opinion, excessive trading, market timing, fraud, or 5% ownership) upon notice to the shareholder

•	To change or implement additional policies designed to prevent excessive trading

•	To adopt policies requiring redemption of shares in certain circumstances

•
To freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is a reason to believe a fraudulent transaction may occur

•	To otherwise modify the conditions of purchase and any services at any time

•	To act on instructions believed to be genuine and waive submission of a medallion signature guarantee in certain circumstances.

•
To redeem shareholder accounts: with incomplete account qualifications, documentation, or payment; with a small account balance; or transfer your shares to the appropriate state after a period of inactivity, as determined by state law, or upon notice of undeliverable address. For additional information and conditions please see the Statement of Additional Information under “Account Closings.”

These actions will be taken when, in the sole discretion of management, they are deemed to be in the best interest of a Fund.
Responsibility for Fraud
Domini and the Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements or other information that we provide to you. It is important that you contact the Domini Funds immediately about any transactions or changes to your account that you believe to be unauthorized.

Domini Impact Investments®, Domini®, Investing for Good®, and The Way You Invest Matters® are registered service marks of Domini. Domini International Opportunities FundSM, Domini Sustainable Solutions FundSM, Domini Impact Equity FundSM, Domini Impact International Equity FundSM, and Domini Impact Bond FundSM are service marks of Domini Impact Investments LLC (“Domini”). The Domini Impact Investment Standards is copyright © 2006-2021 by Domini Impact Investments LLC. All rights reserved.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand a Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the applicable Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the applicable Fund’s financial statements which have been audited by KPMG LLP, whose reports, along with the Funds’ financial statements, are included in the Annual Report which is available upon request.

B-1

DOMINI IMPACT EQUITY FUND — INVESTOR SHARES
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2021	2020		2019	2018		2017^

For a share outstanding for the period:

Net asset value, beginning of period	$26.72	$22.48		$24.18	$23.18	^	$20.76

Income from investment operations:

Net investment income (loss)	0.08	0.15	[1]	0.18	0.27	[1]	0.21 [1]

Net realized and unrealized gain (loss) on investments	8.74	4.69	[1]	0.81	2.09	[1]	2.69

Total Income (loss) From Investment Operations	8.82	4.84		0.99	2.36		2.90

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.09)	(0.14)		(0.21)	(0.17	)^	(0.12)

Distributions to shareholders from net realized gain	(0.63)	(0.46)		(2.48)	(1.19	)^	(0.36)

Total Distributions	(0.72)	(0.60)		(2.69)	(1.36)		(0.48)

Redemption fee proceeds[1]	0.00 [2]	0.00	[2]	0.00 [2]	0.00	[2]	0.00 [2]

Net asset value, end of period	$34.82	$26.72		$22.48	$24.18		$23.18

Total return	33.43%	21.98%		6.31%	10.32%		14.07%

Portfolio turnover	23%	21%		95%	78%		85%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$927	$719		$643	$669		$675

Ratio of expenses to average net assets	1.09%	1.08%	[3,4]	1.07% [3,4]	1.10%		1.14%

Ratio of gross expenses to average net assets	1.09%	1.09%		1.09%	1.10%		1.14%

Ratio of net investment income (loss) to average net assets	0.24%	0.65%		0.96%	1.15%		0.94%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.07% for the year ended July 31, 2019 and 1.08% for the year ended July 31, 2020.

4	Reflects a waiver of fees by the Manager, the Sponsor and the Distributor of the Fund.

^	All per share amounts and net asset values have been adjusted as a result of the 1.9988601 for 1 share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

B-2

DOMINI IMPACT EQUITY FUND — CLASS A SHARES
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2021	2020		2019	2018		2017^

For a share outstanding for the period:

Net asset value, beginning of period	$26.70	$22.46		$24.17	$33.41	^	$34.01

Income from investment operations:

Net investment income (loss)	(0.46)	0.15	[1]	0.23	0.31	[1]	0.32 [1]

Net realized and unrealized gain (loss) on investments	9.27	4.69	[1]	0.75	2.84	[1]	4.14

Total Income (loss) From Investment Operations	8.81	4.84		0.98	3.15		4.46

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.09)	(0.14)		(0.21)	(1.35	)^	(1.72)

Distributions to shareholders from net realized gain	(0.63)	(0.46)		(2.48)	(11.04	)^	(3.34)

Total Distributions	(0.72)	(0.60)		(2.69)	(12.39)		(5.06)

Redemption fee proceeds[1]	—	—		0.00 [2]	—		—

Net asset value, end of period	$34.79	$26.70		$22.46	$24.17		$33.41

Total return[3]	33.42%	22.01%		6.28%	10.36%		13.97%

Portfolio turnover	23%	21%		95%	78%		85%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$8	$6		$7	$7		$8

Ratio of expenses to average net assets	1.09% [5]	1.09%	[4,5]	1.09% [4,5]	1.12%	[5]	1.16% [5]

Ratio of gross expenses to average net assets	1.31%	1.47%		1.43%	1.38%		1.46%

Ratio of net investment income (loss) to average net assets	0.24%	0.64%		0.95%	1.14%		0.92%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3	Total return does not reflect sales commissions.

4
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.09% for the year ended July 31, 2019 and 1.09% for the year ended July 31, 2020.

5	Reflects a waiver of fees by the Manager, the Sponsor and the Distributor of the Fund.

^	All per share amounts and net asset values have been adjusted as a result of the 0.2155310 for 1 reverse share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

B-3

DOMINI IMPACT EQUITY FUND — INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2021	2020		2019	2018	2017

For a share outstanding for the period:

Net asset value, beginning of period	$26.59	$22.41		$24.18	$24.46	$22.40

Income from investment operations:

Net investment income (loss)	0.28	0.23	[1]	0.08	0.37	0.31 [1]

Net realized and unrealized gain (loss) on investments	8.60	4.67	[1]	0.98	2.17	2.87

Total Income (loss) From Investment Operations	8.88	4.90		1.06	2.54	3.18

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.24)	(0.26)		(0.35)	(0.44)	(0.40)

Distributions to shareholders from net realized gain	(0.63)	(0.46)		(2.48)	(2.38)	(0.72)

Total Distributions	(0.87)	(0.72)		(2.83)	(2.82)	(1.12)

Redemption fee proceeds[1]	0.00 [2]	0.00	[2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$34.60	$26.59		$22.41	$24.18	$24.46

Total return	33.89%	22.43%		6.69%	10.68%	14.51%

Portfolio turnover	23%	21%		95%	78%	85%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$154	$113		$99	$120	$157

Ratio of expenses to average net assets	0.74%	0.74%	[3]	0.74% [3,4]	0.74% [4]	0.79%

Ratio of gross expenses to average net assets	0.74%	0.74%		0.76%	0.76%	0.79%

Ratio of net investment income (loss) to average net assets	0.59%	0.99%		1.31%	1.52%	1.31%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.74% for the year ended July 31, 2019 and 0.74% for the year ended July 31, 2020.

4	Reflects a waiver of fees by the Manager and the Sponsor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

B-4

DOMINI IMPACT EQUITY FUND — CLASS Y SHARES (FORMERLY CLASS R SHARES)
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2021	2020		2019	2018		2017^

For a share outstanding for the period:

Net Asset Value, beginning of period	$26.62	$22.42		$24.18	$37.86	^	$39.86

Income from investment operations:

Net investment income (loss)	7.50	0.21	[1]	3.04	0.41	[1]	0.51	[1]

Net realized and unrealized gain (loss) on investments	1.37	4.68	[1]	(2.00)	3.21	[1]	4.69

Total Income (loss) From Investment Operations	8.87	4.89		1.04	3.62		5.20

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.20)	(0.23)		(0.32)	(2.00	)^	(2.57)

Distributions to shareholders from net realized gain	(0.63)	(0.46)		(2.48)	(15.30	)^	(4.63)

Total Distributions	(0.83)	(0.69)		(2.80)	(17.30)		(7.20)

Redemption fee proceeds[1]	0.00 [2]	0.00	[2]	0.00 [2]	0.00	[2]	0.00	[2]

Net asset value, end of period	$34.66	$26.62		$22.42	$24.18		$37.86

Total return	33.81%	22.34%		6.62%	10.71%		14.20%

Portfolio turnover	23%	21%		95%	78%		85%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$10	$6		$20	$18		$21

Ratio of expenses to average net assets	0.80% [4]	0.79%	[3,4]	0.80% [3,4]	0.80%	[4]	0.83%	[4]

Ratio of gross expenses to average net assets	1.05%	0.94%		0.88%	0.84%		0.85%

Ratio of net investment income (loss) to average net assets	0.51%	0.92%		1.23%	1.46%		1.28%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.80% for the year ended July 31, 2019 and 0.79% for the year ended July 31, 2020.

4	Reflects a waiver of fees by the Manager and the Sponsor of the Fund.

^	All per share amounts and net asset values have been adjusted as a result of the 0.1555580 for 1 reverse share split on January 26, 2018.

SEE NOTES TO FINANCIAL STATEMENTS

B-5

DOMINI INTERNATIONAL OPPORTUNITIES FUND — INVESTOR SHARES
FINANCIAL HIGHLIGHTS

	FOR THE PERIOD NOVEMBER 30, 2020 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2021

For a share outstanding for the period:

Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income (loss)	0.04

Net realized and unrealized gain (loss) on investments	1.09

Total Income (loss) From Investment Operations	1.13

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.05)

Distributions to shareholders from net realized gain	—

Total Distributions	(0.05)

Redemption fee proceeds[1]	0.00	[2]

Net asset value, end of period	$11.08

Total return[3]	11.31%

Portfolio turnover	16%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$2

Ratio of expenses to average net assets	1.40%	[4]

Ratio of gross expenses to average net assets	4.88%

Ratio of net investment income (loss) to average net assets	0.80%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3	Not annualized for periods less than one year.

4	Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

B-6

DOMINI INTERNATIONAL OPPORTUNITIES FUND — INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

FOR THE PERIOD NOVEMBER 30, 2020 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2021

For a share outstanding for the period:

Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment income (loss)	0.06

Net realized and unrealized gain (loss) on investments	1.08

Total Income (loss) From Investment Operations	1.14

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.06)

Distributions to shareholders from net realized gain	—

Total Distributions	(0.06)

Redemption fee proceeds	—

Net asset value, end of period	$11.08

Total return[1]	11.44%

Portfolio turnover	16%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$24

Ratio of expenses to average net assets	1.15% [2]

Ratio of gross expenses to average net assets	2.00%

Ratio of net investment income (loss) to average net assets	0.84%

1	Not annualized for periods less than one year.

2	Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

B-7

DOMINI SUSTAINABLE SOLUTIONS FUND — INVESTOR SHARES
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31, 2021	FOR THE PERIOD APRIL 1, 2020 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2020

For a share outstanding for the period:

Net asset value, beginning of period	$15.28	$10.00

Income from investment operations:

Net investment income (loss)	(0.12)	(0.02)

Net realized and unrealized gain (loss) on investments	4.54	5.30

Total Income (loss) From Investment Operations	4.42	5.28

Less dividends and/or distributions:

Dividends to shareholders from net investment income	—	—

Distributions to shareholders from net realized gain	(0.64)	—

Total Distributions	(0.64)	—

Redemption fee proceeds[1]	0.00 [2]	—

Net asset value, end of period	$19.06	$15.28

Total return[3]	28.94%	52.80%

Portfolio turnover	65%	10%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$19	$7

Ratio of expenses to average net assets	1.40% [5]	1.37%	[4,5]

Ratio of gross expenses to average net assets	2.12%	3.95%

Ratio of net investment income (loss) to average net assets	(0.87)%	(0.94)%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3	Not annualized for periods less than one year.

4
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.37% for the year ended July 31, 2020.

5	Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

B-8

DOMINI SUSTAINABLE SOLUTIONS FUND — INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31, 2021	FOR THE PERIOD APRIL 1, 2020 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2020

For a share outstanding for the period:

Net asset value, beginning of period	$15.29	$10.00

Income from investment operations:

Net investment income (loss)	(0.10)	(0.02)

Net realized and unrealized gain (loss) on investments	4.57	5.31

Total Income (loss) From Investment Operations	4.47	5.29

Less dividends and/or distributions:

Dividends to shareholders from net investment income	—	—

Distributions to shareholders from net realized gain	(0.64)	—

Total Distributions	(0.64)	—

Redemption fee proceeds[1]	—	—

Net asset value, end of period	$19.12	$15.29

Total return[2]	29.25%	52.90%

Portfolio turnover	65%	10%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$19	$12

Ratio of expenses to average net assets	1.15% [4]	1.12%	[3,4]

Ratio of gross expenses to average net assets	1.43%	2.89%

Ratio of net investment income (loss) to average net assets	(0.62)%	(0.61)%

1	Based on average shares outstanding.

2	Not annualized for periods less than one year.

3
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.12% for the year ended July 31, 2020.

4	Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

B-9

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INVESTOR SHARES
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2021	2020		2019		2018	2017

For a share outstanding for the period:

Net asset value, beginning of period	$7.28		$7.74		$8.72	$8.76	$7.38

Income from investment operations:

Net investment income (loss)	0.19		0.08		0.15	0.16	0.15

Net realized and unrealized gain (loss) on investments	1.94		(0.33)		(0.77)	0.02	1.35

Total Income (loss) From Investment Operations	2.13		(0.25)		(0.62)	0.18	1.50

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.12)		(0.21)		(0.13)	(0.22)	(0.12)

Distributions to shareholders from net realized gain	—		—		(0.23)	—	—

Total Distributions	(0.12)		(0.21)		(0.36)	(0.22)	(0.12)

Redemption fee proceeds[1]	0.00 [2]		0.00 [2]		0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$9.29		$7.28		$7.74	$8.72	$8.76

Total return	29.34%	–	3.49%	–	6.81%	2.08%	20.61%

Portfolio turnover	88%		98%		77%	68%	73%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$292		$397		$432	$612	$595

Ratio of expenses to average net assets	1.37%		1.36% [3,4]		1.41% [3]	1.41%	1.46%

Ratio of gross expenses to average net assets	1.37%		1.38%		1.41%	1.41%	1.46%

Ratio of net investment income (loss) to average net assets	1.32%		0.93%		1.70%	1.81%	2.06%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.41% for the year ended July 31, 2019 and 1.36% for the year ended July 31, 2020.

4	Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

B-10

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS A SHARES
FINANCIAL HIGHLIGHTS

		YEAR ENDED JULY 31,
	2021	2020		2019		2018	2017

For a share outstanding for the period:

Net asset value, beginning of period	$7.77		$8.22		$9.18	$9.21	$7.76

Income from investment operations:

Net investment income (loss)	0.25		0.14		0.34	0.15	0.14

Net realized and unrealized gain (loss) on investments	2.02		(0.42)		(0.99)	0.04	1.43

Total Income (loss) From Investment Operations	2.27		(0.28)		(0.65)	0.19	1.57

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.13)		(0.17)		(0.08)	(0.22)	(0.12)

Distributions to shareholders from net realized gain	—		—		(0.23)	—	—

Total Distributions	(0.13)		(0.17)		(0.31)	(0.22)	(0.12)

Redemption fee proceeds[1]	—		0.00 [2]		0.00 [2]	0.00 [2]	0.00	[2]

Net asset value, end of period	$9.91		$7.77		$8.22	$9.18	$9.21

Total return[3]	29.31%	–	3.58%	–	6.83%	2.00%	20.44%

Portfolio turnover	88%		98%		77%	68%	73%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$21		$21		$27	$81	$85

Ratio of expenses to average net assets	1.38%		1.40% [4,5]		1.43% [4]	1.47%	1.52%	[5]

Ratio of gross expenses to average net assets	1.38%		1.54%		1.43%	1.47%	1.53%

Ratio of net investment income (loss) to average net assets	1.27%		0.86%		1.41%	1.63%	1.99%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3	Total return does not reflect sales commissions.

4
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.43% for the year ended July 31, 2019 and 1.41% for the year ended July 31, 2020.

5	Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

B-11

DOMINI IMPACT INTERNATIONAL EQUITY FUND — INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2021	2020		2019		2018	2017

For a share outstanding for the period:

Net asset value, beginning of period	$7.23		$7.69		$8.70	$8.74	$7.39

Income from investment operations:

Net investment income (loss)	0.16		0.09		0.18	0.18	0.19

Net realized and unrealized gain (loss) on investments	1.99		(0.30)		(0.78)	0.05	1.32

Total Income (loss) From Investment Operations	2.15		(0.21)		(0.60)	0.23	1.51

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.19)		(0.25)		(0.18)	(0.27)	(0.16)

Distributions to shareholders from net realized gain	—		—		(0.23)	—	—

Total Distributions	(0.19)		(0.25)		(0.41)	(0.27)	(0.16)

Redemption fee proceeds[1]	0.00 [2]		0.00 [2]		0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$9.19		$7.23		$7.69	$8.70	$8.74

Total return	29.80%	–	3.05%	–	6.49%	2.58%	20.80%

Portfolio turnover	88%		98%		77%	68%	73%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$636		$473		$524	$580	$384

Ratio of expenses to average net assets	0.91%		0.95% [3]		1.01% [3]	1.02%	1.07%

Ratio of gross expenses to average net assets	0.91%		0.95%		1.01%	1.02%	1.07%

Ratio of net investment income (loss) to average net assets	1.79%		1.33%		2.30%	2.22%	2.82%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.01% for the year ended July 31, 2019 and 0.95% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

B-12

DOMINI IMPACT INTERNATIONAL EQUITY FUND — CLASS Y SHARES
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,					FOR THE PERIOD JULY 23, 2018 (COMMENCEMENT OF OPERATIONS) THROUGH
	2021	2020		2019		JULY 31, 2018

For a share outstanding for the period:

Net asset value, beginning of period	$7.23		$7.70		$8.71	$8.56

Income from investment operations:

Net investment income (loss)	0.11		0.12		0.23	—

Net realized and unrealized gain (loss) on investments	2.04		(0.35)		(0.83)	0.15

Total Income (loss) From Investment Operations	2.15		(0.23)		(0.60)	0.15

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.18)		(0.24)		(0.18)	—

Distributions to shareholders from net realized gain	—		—		(0.23)	—

Total Distributions	(0.18)		(0.24)		(0.41)	0.00

Redemption fee proceeds[1]	0.00 [2]		—		—	—

Net asset value, end of period	$9.20		$7.23		$7.70	$8.71

Total return[3]	29.88%	–	3.28%	–	6.50%	1.75%

Portfolio turnover	88%		98%		77%	68%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$627		$174		$238	$142

Ratio of expenses to average net assets	0.98%		1.06% [4]		1.13% [4]	1.13%

Ratio of gross expenses to average net assets	0.98%		1.06%		1.13%	1.13%

Ratio of net investment income (loss) to average net assets	1.82%		1.26%		2.81%	0.32%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3	Not annualized for periods less than one year.

4
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 1.13% for the year ended July 31, 2019 and 1.06% for the year ended July 31, 2020.

SEE NOTES TO FINANCIAL STATEMENTS

B-13

DOMINI IMPACT BOND FUND — INVESTOR SHARES
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2021	2020		2019	2018		2017

For a share outstanding for the period:

Net asset value, beginning of period	$12.49	$11.46		$10.92		$11.26		$11.60

Income from investment operations:

Net investment income (loss)	0.18	0.22		0.28		0.26		0.23

Net realized and unrealized gain (loss) on investments	(0.05)	1.04		0.55		(0.33)		(0.29)

Total Income (loss) From Investment Operations	0.13	1.26		0.83		(0.07)		(0.06)

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.18)	(0.23)		(0.27)		(0.26)		(0.23)

Distributions to shareholders from net realized gain	(0.40)	—		—		(0.01)		(0.05)

Tax return of capital[1]	—	—		(0.02)		—		(0.00)[2]

Total Distributions	(0.58)	(0.23)		(0.29)		(0.27)		(0.28)

Redemption fee proceeds[1]	0.00 [2]	0.00	[2]	0.00 [2]		0.00 [2]		0.00 [2]

Net asset value, end of period	$12.04	$12.49		$11.46		$10.92		$11.26

Total return	1.06%	11.09%		7.77%	–	0.74%	–	0.32%

Portfolio turnover	378%	469%		319%		326%		386%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$151	$144		$121		$144		$143

Ratio of expenses to average net assets	0.87% [3]	0.86%	[3,4]	0.87% [3,4]		0.87% [4]		0.93% [4]

Ratio of gross expenses to average net assets	1.10%	1.15%		1.20%		1.14%		1.16%

Ratio of net investment income (loss) to average net assets	1.47%	1.84%		2.55%		2.37%		2.06%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.87% for the year ended July 31, 2019 and 0.86% for the year ended July 31, 2020.

4	Reflects a waiver of fees by the Manager and the Distributor of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

B-14

DOMINI IMPACT BOND FUND — INSTITUTIONAL SHARES
FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2021	2020		2019	2018		2017

For a share outstanding for the period:

Net asset value, beginning of period	$12.41	$11.38		$10.89		$11.23		$11.57

Income from investment operations:

Net investment income (loss)	0.23	0.25		0.33		0.30		0.27

Net realized and unrealized gain (loss) on investments	(0.07)	1.04		0.53		(0.34)		(0.29)

Total Income (loss) From Investment Operations	0.16	1.29		0.86		(0.04)		(0.02)

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.21)	(0.26)		(0.34)		(0.29)		(0.27)

Distributions to shareholders from net realized gain	(0.40)	—		—		(0.01)		(0.05)

Tax return of capital[1]	—	—		(0.03)		—		(0.00)[2]

Total Distributions	(0.61)	(0.26)		(0.37)		(0.30)		(0.32)

Redemption fee proceeds[1]	0.00 [2]	0.00	[2]	0.00 [2]		0.00 [2]		0.00 [2]

Net asset value, end of period	$11.96	$12.41		$11.38		$10.89		$11.23

Total return	1.35%	11.49%		8.06%	–	0.36%	–	0.13%

Portfolio turnover	378%	469%		319%		326%		386%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$91	$46		$37		$13		$6

Ratio of expenses to average net assets	0.57% [4]	0.56%	[3,4]	0.57% [3,4]		0.57% [4]		0.62% [4]

Ratio of gross expenses to average net assets	0.73%	0.74%		0.84%		1.03%		1.02%

Ratio of net investment income (loss) to average net assets	1.72%	2.13%		2.84%		2.67%		2.38%

1	Based on average shares outstanding.

2	Amount represents less than $0.005 per share.

3
Ratio of expenses to average net assets includes transfer agent credits. Excluding transfer agent credits the ratio of expenses to average net assets would have been 0.57% for the year ended July 31, 2019 and 0.56% for the year ended July 31, 2020.

4	Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

B-15

DOMINI IMPACT BOND FUND — CLASS Y SHARES
FINANCIAL HIGHLIGHTS

FOR THE PERIOD JUNE 1, 2021 (COMMENCEMENT OF OPERATIONS) THROUGH JULY 31, 2021

For a share outstanding for the period:

Net asset value, beginning of period	$11.85

Income from investment operations:

Net investment income (loss)	0.03

Net realized and unrealized gain (loss) on investments	0.20

Total Income (loss) From Investment Operations	0.23

Less dividends and/or distributions:

Dividends to shareholders from net investment income	(0.03)

Distributions to shareholders from net realized gain	—

Total Distributions	(0.03)

Redemption fee proceeds	—

Net asset value, end of period	$12.05

Total return[1]	1.93%

Portfolio turnover	378%

Ratios/supplemental data (annualized):

Net assets, end of period (in millions)	$11

Ratio of expenses to average net assets	0.65% [2]

Ratio of gross expenses to average net assets	1.03%

Ratio of net investment income (loss) to average net assets	1.36%

1	Not annualized for periods less than one year.

2	Reflects a waiver of fees by the Manager of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

B-16

INTERMEDIARY-DEFINED SALES CHARGE WAIVER POLICIES
The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Intermediaries may have different policies and procedures regarding the availability of front‑end sales load waivers or contingent deferred (back‑end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.
Edward D. Jones & Co., L.P. (“Edward Jones”). Effective on or after November 30, 2021, clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee‑based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or statement of additional information (“SAI”) or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Front‑end sales charge discounts on Class A shares available at Edward Jones
Breakpoints

•	Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)

•
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

•
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

•	ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)

•
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13‑month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13‑month period to calculate the front‑end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13‑month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

•
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front- end Sales Charge Waivers on Class A shares available at Edward Jones. Sales charges are waived for the following shareholders and in the following situations:

•
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

•	Shares purchased in an Edward Jones fee‑based program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

•
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non‑retirement account.

•
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

•	Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers on Class A shares Available at Edward Jones. If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

•	The death or disability of the shareholder.

•	Systematic withdrawals with up to 10% per year of the account value.

•	Return of excess contributions from an Individual Retirement Account (IRA).

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

•	Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

•	Shares exchanged in an Edward Jones fee‑based program.

•	Shares acquired through NAV reinstatement.

•	Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts

•	Initial purchase minimum: $250

•	Subsequent purchase minimum: none
Minimum Balances

•	Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

¡	A fee‑based account held on an Edward Jones platform

¡	A 529 account held on an Edward Jones platform

¡	An account with an active systematic investment plan or LOI
Exchanging Share Classes

•	At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a Fund to Class A shares of the same Fund.
Morgan Stanley Wealth Management. Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front‑end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front‑end Sales Charge Waivers on Class A shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR‑SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front‑end or deferred sales charge

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”). Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front‑end sales charge waivers and contingent deferred, or back‑end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.
Front‑end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•
Shares purchased within the same fund family through a systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front‑end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Class A shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement account due to the shareholder reaching age 70 1/2 as described in the prospectus.

•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.
Front‑end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in this prospectus

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13‑month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

FOR ADDITIONAL INFORMATION
Annual and Semi-Annual Reports
Additional information about a Fund’s investments is available in the Funds’ Annual and Semi-Annual Reports to shareholders. These reports include a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during their last fiscal year, as well as a complete listing of each Fund’s holdings. They are available by mail from Domini, or online at domini.com/funddocuments.
Statement of Additional Information
The Funds’ Statement of Additional Information contains more detailed information about each Fund and its management and operations. The Statement of Additional Information and the independent registered public accounting firm’s report and financial statements in the Funds’ Annual Report to shareholders, are incorporated by reference into this prospectus and are legally part of it. They are available by mail from Domini, or online at domini.com/funddocuments.
Proxy Voting and Impact Investment Standards
Visit domini.com/proxyvoting for more complete information about Domini’s proxy voting policies and procedures and to view the Domini Funds’ current proxy voting decisions. Visit domini.com/shareholderproposals, to learn more about the firm’s shareholder activism program, and domini.com/investmentstandards for more information about the impact investment standards Domini uses to evaluate Fund holdings.
Contact Domini
To make inquiries about the Funds or obtain copies of any of the above free of charge, call 1‑800‑582‑6757 (Investor, Institutional and Class Y shares) or 1‑800‑498‑1351 (Class A shares) or write to this address:
Domini Funds
P.O. Box 46707
Cincinnati, OH 45246-0707
Website: To learn more about the Funds or about impact investing, or to establish online account access, visit us online at domini.com. Subscribe for Domini news and impact updates at domini.com/subscribe.
Securities and Exchange Commission
Information about the Funds (including the Statement of Additional Information) is available on the EDGAR database on the SEC’s website, sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing or visiting the Public Reference Section of the SEC, Washington, D.C. 20549-1520. For more information about the Public Reference Room you may call the SEC at 1‑202‑551‑8090.
File No. 811‑5823

D-1

Domini Funds P.O. Box 46707 | Cincinnati, OH 45246-0707 1-800-582-6757 | domini.com | @DominiFunds Subscribe to Domini news at domini.com/subscribe Domini Impact Equity FundSM Investor Shares: CUSIP 257132100 | DSEFX Institutional Shares: CUSIP 257132852 | DIEQX Class Y Shares: CUSIP 257132308 | DSFRX Class A Shares: CUSIP 257132860 | DSEPX Domini International Opportunities FundSM Investor Shares: CUSIP 257132753 | RISEX Institutional Shares: CUSIP 257132746 | LEADX Domini Sustainable Solutions FundSM Investor Shares: 257132761 | CAREX Institutional Shares: 257132779 | LIFEX Domini Impact International Equity FundSM Investor Shares: CUSIP 257132704 | DOMIX Institutional Shares: CUSIP 257132811 | DOMOX Class Y Shares: CUSIP 257132787 | DOMYX Class A Shares: CUSIP 257132886 | DOMAX Domini Impact Bond FundSM Investor Shares: CUSIP 257132209 | DSBFX Institutional Shares: CUSIP 257132829 | DSBIX Class Y Shares: CUSIP 257132795 | DSBYX

STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 30, 2021

DOMINI IMPACT EQUITY FUNDSM
INVESTOR SHARES (DSEFX), CLASS A SHARES (DSEPX),
CLASS Y SHARES (DSFRX) AND INSTITUTIONAL SHARES (DIEQX)
DOMINI INTERNATIONAL OPPORTUNITIES FUNDsm
INVESTOR SHARES (RISEX) AND INSTITUTIONAL SHARES (LEADX)
DOMINI SUSTAINABLE SOLUTIONS FUNDSM
INVESTOR SHARES (CAREX) AND INSTITUTIONAL SHARES (LIFEX)
DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM
INVESTOR SHARES (DOMIX), CLASS A SHARES (DOMAX),
INSTITUTIONAL SHARES (DOMOX) AND CLASS Y SHARES (DOMYX)
DOMINI IMPACT BOND FUNDSM
INVESTOR SHARES (DSBFX), INSTITUTIONAL SHARES (DSBIX) AND CLASS Y SHARES (DSBYX)
(each a “Fund” and collectively the “Funds”)
This Statement of Additional Information (“SAI”) sets forth information that may be of interest to investors but that is not necessarily included in the Funds’ Prospectus dated November 30, 2021, as amended from time to time. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. With respect to the Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund, this SAI incorporates by reference the financial statements for the fiscal year ended July 31, 2021 included in the most recent Annual Report to Shareholders relating to the Funds and the financial statements for the fiscal period ended January 31, 2021 included in the most recent Semi-Annual Report to Shareholders relating to the Funds. An investor may obtain copies of the Funds’ Prospectuses, Annual Report to Shareholders and Semi-Annual Report to Shareholders without charge from Domini Impact Investments by calling 1‑800‑582‑6757 or online at www.domini.com/funddocuments.
This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus. References in this Statement of Additional Information to the “Prospectus” are to the current Prospectus of the Funds, as amended or supplemented from time to time.

1. THE FUNDS
The Domini Impact Equity Fund (formerly the Domini Social Equity Fund) (the “Equity Fund”), the Domini International Opportunities Fund (the “International Opportunities Fund”), the Domini Sustainable Solutions Fund (the “Sustainable Solutions Fund”), the Domini Impact International Equity Fund (formerly the Domini International Social Equity Fund) (the “International Equity Fund”), and the Domini Impact Bond Fund (formerly the Domini Social Bond Fund) (the “Bond Fund,” and collectively with the Equity Fund, International Opportunities Fund, Sustainable Solutions Fund, and International Equity Fund, the “Funds”) are each diversified, open‑end management investment companies. Each Fund is a series of shares of beneficial interest of Domini Investment Trust (the “Trust”), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989 and commenced operations on June 3, 1991. Prior to November 30, 2016, the name of the Trust was the Domini Social Investment Trust. Prior to January 20, 2000, the name of the Trust was “Domini Social Equity Fund.” Prior to November 27, 2009, the name of the International Equity Fund was “Domini European PacAsia Social Equity Fund.” Each Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value.
The Equity Fund, International Opportunities Fund, Sustainable Solutions Fund, and International Equity Fund are each referred to herein as a “Stock Fund” and, collectively, as the “Stock Funds.”
Information Concerning Reorganizations and Fund Structure
Prior to November 28, 2008, the Equity Fund and International Equity Fund each invested all of its respective assets in a corresponding series of the Domini Social Trust (each a “Master Fund”) that invested directly in securities. This investment structure is referred to as a “master-feeder” structure. The Board of Trustees of the Trust approved the withdrawal of each Stock Fund’s investment from its corresponding Master Fund and the direct investment in securities by each Stock Fund. There was no change to any Stock Fund’s portfolio of investments, advisory or portfolio management personnel, or any services provided to a Fund or its shareholders, and there was no change to any Stock Fund’s management or submanagement fees as a result of this change to the Stock Funds’ investment structure.
Sponsor, Investment Adviser, and Subadviser
Domini Impact Investments LLC (formerly Domini Social Investments LLC) (“Domini” or the “Adviser”) is the Funds’ sponsor. Domini provides investment advisory and administrative services to the Funds. The Board of Trustees provides broad supervision over the affairs of each Fund. Shares of each Fund are continuously sold by DSIL Investment Services LLC, the Funds’ distributor (“DSILD” or the “Distributor”). An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.
SSGA Funds Management, Inc. (“SSGA FM” or the “Subadviser”) is the investment subadviser for the Equity Fund, International Opportunities Fund, and Sustainable Solutions Fund. Wellington Management served as the Equity Fund’s subadviser from November 30, 2006 through November 30, 2018. Prior to November 30, 2006, SSGA FM subadvised the Equity Fund under a passive index strategy.
Wellington Management Company LLP (“Wellington Management”) is the investment subadviser for the International Equity Fund and the Bond Fund. Wellington Management has served as the International Equity Fund’s subadviser since the Fund’s inception.
Seix Investment Advisors LLC (and its predecessors) served as the Bond Fund’s subadviser from March 1, 2005 through January 6, 2015.
Share Classes
The Equity Fund offers four classes of shares: Investor shares, Class A shares, Institutional shares, and Class Y shares (prior to November 30, 2020, Class Y shares of the Equity Fund were known as Class R shares). The International Opportunities Fund and Sustainable Solutions Fund offer two classes of shares: Investor shares and Institutional shares. The International Equity Fund offers Investor shares, Class A shares, Institutional shares and Class Y shares, and the

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Bond Fund offers Investor shares, Institutional shares and Class Y shares as of the date of this Statement of Additional Information.
The Investor shares and Class A shares have each adopted a Rule 12b‑1 plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Class A shares are also subject to a sales load and minimum investment amounts. Institutional shares are generally only available to endowments, foundations, family office clients, private trust, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and are subject to minimum investment amounts.
Class Y shares are generally available only to omnibus accounts held on the books of the Fund for financial intermediaries other entities that have been approved by the distributor. Class Y shares are also available to endowments, foundations, religious organizations, and other- tax‑exempt entities, as well as, certain eligible retirement plans, including 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts.
2. INVESTMENT INFORMATION
INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES
The Equity Fund’s objective is to seek to provide its shareholders with long-term total return. The Fund may invest in equity securities of companies of any capitalization, but under normal circumstances, the Fund primarily invests in mid‑ and large-capitalization U.S. companies. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. The Fund may also invest in companies organized or traded outside the U.S.
The International Opportunities Fund’s objective is to seek to provide its shareholders with long-term total return. The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world, but under normal circumstances, will invest primarily in securities of mid‑and large-capitalization companies tied economically to developed market countries throughout the world, other than the U.S. and Canada. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights and preferred shares. Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries, other than the U.S. and Canada but not more than 15% of the Fund’s net assets will be invested in securities of issuers tied economically to the U.S., Canada, and emerging markets.
The Fund may have significant exposure to any region, country or sector at any time.
The Sustainable Solutions Fund’s objective is to seek to provide its shareholders with long-term total return. The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, and preferred shares. The Fund’s investments are not constrained by benchmark weightings in regions, countries, or sectors. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of companies that demonstrate a commitment to sustainability solutions. The Fund may have significant exposure to any region, country or sector at any time. The Fund may invest in fewer than 50 securities.
The International Equity Fund’s objective is to seek to provide its shareholders with long-term total return. The Fund may invest in equity securities of companies of any capitalization located in Europe, the Asia-Pacific region, and throughout the rest of the world, but under normal circumstances, the Fund primarily invests in mid‑ and large-capitalization companies tied economically to developed market countries located in Europe, the Asia-Pacific region, and throughout the rest of the world. The Fund’s investments will normally be tied economically to at least 10 different countries other than the U.S. and at least 40% of the Fund’s assets will be invested in companies tied economically to countries outside the U.S. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of

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borrowings, if any, for investment purposes) will be invested in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. The Fund may invest up to 10% of its assets in securities of issuers tied economically to emerging market countries.
The Bond Fund’s objective is to seek to provide its shareholders with a high level of current income and total return. Under normal circumstances, the Fund invests at least 80% of its assets in investment-grade securities and maintains an effective duration within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Bond Index as calculated by the Subadviser. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in bonds, including government and corporate bonds, mortgage-backed and asset-backed securities, non‑U.S. dollar-denominated bonds, and U.S. dollar-denominated bonds issued by non‑U.S. entities. The Fund’s investments in bonds also may include floating and variable rate loans and municipal securities. A significant portion of the Fund’s assets may be invested in securities issued by government-sponsored entities such as Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. A significant portion of the Fund’s assets may also be invested in “to be announced” securities, including mortgage dollar roll, when-issued, delayed delivery and forward commitment securities. A “to be announced” transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later. The Fund may invest up to 20% of its net assets in below investment grade debt securities (sometimes referred to as “junk bonds”) or, if unrated, of equivalent credit quality as determined by the Subadviser. The Fund may invest in privately issued mortgage-backed and asset-backed securities. The Fund may invest in securities that are in default and illiquid securities. The Fund’s investments may change significantly from time to time based on current market conditions and investment eligibility determinations.
The investment objective of a Fund may be changed without the approval of that Fund’s shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in a Fund’s investment objective, shareholders of that Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. There can, of course, be no assurance that the investment objective of any Fund will be achieved.
Each Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Prospectus or in this SAI.
INVESTMENT POLICIES
The following supplements the information concerning the Funds’ investment policies contained in the Prospectus and should only be read in conjunction therewith.
EQUITY FUND, INTERNATIONAL OPPORTUNITIES FUND, SUSTAINABLE SOLUTIONS FUND AND INTERNATIONAL EQUITY FUND (EACH A “STOCK FUND” AND COLLECTIVELY THE “STOCK FUNDS”)
Common Stock
Each Stock Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims that could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

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Preferred Stock
Each Stock Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed-income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index, or other formula. In the absence of credit deterioration, adjustable-rate preferred stocks tend to have less price volatility than fixed-rate preferred stocks.
Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features.
Warrants
Each Fund may invest in warrants. Warrants are securities that permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.
Smaller Market Capitalization Companies
Investments in companies with smaller market capitalizations, including companies generally considered to be small‑cap issuers and medium‑sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources, and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger, more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger-capitalization companies. In addition, transaction costs in smaller-capitalization stocks may be higher than those of larger-capitalization companies.
Exchange-Traded Funds
Each Stock Fund may purchase shares of exchange-traded funds (ETFs). Typically, a Stock Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax‑efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.
Most ETFs are investment companies. Therefore, a Stock Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a Fund’s investments in other investment companies, which are described below under the heading “Investment Company Securities.”
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can

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fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of marketwide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
Domini applies its environmental and social standards to an ETF when determining if the ETF is eligible for investment by a Fund.
Equity Swaps and Related Transactions
Each Stock Fund may enter into equity swaps and may purchase or sell (i.e., write) equity caps, floors, and collars. Each Stock Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Stock Fund’s portfolio or against an increase in the price of the securities that it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Equity swaps involve the exchange by a Stock Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually based principal amount from the party selling the equity cap. The purchase of an equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually based principal amount from the party selling the equity floor. A collar is a combination of a cap and a floor, which preserves a certain return within a predetermined range of values.
Each Stock Fund may enter into equity swaps, caps, floors, and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into equity swaps on a net basis (i.e., the two payment streams are netted out), with the Stock Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Stock Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis, and an amount of cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Stock Fund’s custodian as described under “Use of Segregated and Other Special Accounts” below. If a Stock Fund enters into an equity swap on other than a net basis, the Stock Fund will segregate liquid assets in the full amount accrued on a daily basis of the Stock Fund’s obligations with respect to the swap as described under “Use of Segregated and Other Special Accounts” below. A Stock Fund will only enter into equity swap, cap, floor, or collar transactions with counterparties the Subadviser deems to be creditworthy. The Subadviser will monitor the creditworthiness of counterparties to its equity swap, cap, floor, and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Stock Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Subadviser has determined that, as a result, the swap market is liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Stock Fund sells caps, floors, and collars it will segregate cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Stock Fund’s obligations with respect to the caps, floors, or collars as described under “Use of Segregated and Other Special Accounts below. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Stock Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.
The liquidity of swap agreements will be determined by the Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Stock Fund’s rights and obligations

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relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.
Each Stock Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities to cover its current obligations under swap agreements. If a Stock Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Stock Fund’s accrued obligations under the swap agreement over the accrued amount the Stock Fund is entitled to receive under the agreement. If a Stock Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Stock Fund’s accrued obligations under the agreement. Each Stock Fund will comply with the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.
There is no limit on the amount of equity swap transactions that may be entered into by a Stock Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Stock Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Stock Fund may depend, among other things, on the Stock Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Stock Fund and counterparties to the transactions, the Stock Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange-traded instrument. To the extent a Stock Fund does not, or cannot, terminate such a transaction in a timely manner, the Stock Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Stock Fund’s risk of loss is the net amount of payments that the Stock Fund contractually is entitled to receive, if any. A Stock Fund may purchase and sell caps, floors, and collars without limitation, subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.
Indexed Securities
Each Stock Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
Nonregional Securities
To gain broader exposure to certain sectors or industries, each Stock Fund may invest in securities of issuers based outside of the region in which the Fund primarily invests. See “Foreign Securities and Foreign Issuers” for a discussion of risks associated with these types of investments.
Investors should note that a Stock Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission (“SEC”), the Commodity Futures Trading Commission (“CFTC”), and the federal income tax requirements applicable to regulated investment companies.
NATURAL DISASTERS
Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

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INTERNATIONAL OPPORTUNITIES FUND, INTERNATIONAL EQUITY FUND, SUSTAINABLE SOLUTIONS FUND
Europe
A number of countries in Europe have experienced severe economic and financial difficulties. Many non‑governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union. Given the size and importance of the United Kingdom’s economy, uncertainty about its relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the inter-connected nature of the global economy and capital markets.
Foreign Securities and Foreign Issuers
Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social, and political conditions such as wars, terrorism, civil unrest, and uprisings, and from fluctuating interest rates.
There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing, and financial recordkeeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.
Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.
In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,”

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as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.
There generally is less governmental supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.
Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.
Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non‑U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible subcustodians,” as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or where such purchase may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. A Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign subcustodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign subcustodians in the event of the bankruptcy of the subcustodian.
Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries that could affect private sector companies and consequently the value of certain securities held in a Fund’s portfolio.
Investment in certain emerging market securities is restricted or controlled to varying degrees that may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests, and/or impose additional taxes on foreign investors.
The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re‑registered in the name of the Fund. Re‑registration may in some instances not occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor.
Certain emerging market countries may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors that could adversely affect a Fund. In addition, if deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

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With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.
Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open‑end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.
Supranational Obligations
Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank, and the Inter-American Development Bank. Supranational issued instruments may be denominated in multinational currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.
Depositary Receipts
Securities of foreign issuers may be purchased directly or through depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.
ADRs, EDRs, and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depositary receipt as it is for the issuer of a sponsored depositary receipt.
Risks of Derivatives Outside the United States
When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies, and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset, or exercised. The value of positions taken as part of non‑U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal, and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

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BOND FUND
Bank Obligations
The Bond Fund may invest in bank obligations, including the following:

o
Certificates of deposit, which are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

o
Time deposits (including Eurodollar time deposits), which are non‑negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time, but cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

o
Bankers’ acceptances, which are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o	Other short-term debt obligations.
The Bond Fund’s investments in bank obligations are particularly susceptible to adverse events in the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also negatively affect the bank’s financial situation.
Bank obligations may be issued by domestic banks, foreign subsidiaries, or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions, which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Bond Fund may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Subadviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.
Commercial Paper
The Bond Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.
Variable Rate Obligations
Unlike most bonds, which pay a fixed rate of interest, variable rate debt obligations pay interest at rates that change based on market interest rates. Interest rates on variable rate obligations may move in the same or in the opposite direction as market interest rates and may increase or decrease based on a multiple of the change in a market interest rate. These obligations tend to be highly sensitive to interest rate movements.
The loans in which the Bond Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a

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borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, the Bond Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Bond Fund may be subject to greater delays, expenses and risks than would have been involved if the Bond Fund had purchased a direct obligation of the borrower.
Mortgage-backed Securities
The Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing, or foreclosure of the underlying property, net of fees or costs that may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.
The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly the Federal National Mortgage Association) (“Fannie Mae”), and Freddie Mac (formerly the Federal Home Loan Mortgage Corporation) (“Freddie Mac”). Obligations of Ginnie Mae are backed by the full faith and credit of the U.S. government while obligations of Fannie Mae and Freddie Mac are supported by the respective agency only. In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac there can be no assurance that it will support these or other government-sponsored enterprises in the future.
A portion of the Bond Fund’s assets may be invested in collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by Ginnie Mae, Fannie Mae, or Freddie Mac but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as “Mortgage Assets”). The Bond Fund may also invest a portion of its assets in multi-class pass-through securities, which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities, or instrumentalities of the U.S. government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. The class of CMO, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.
The Bond Fund also may invest in real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

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Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as “maturity extension risk,” may effectively convert a security that was considered short- or intermediate-term at the time of purchase into a long-term security. The prices of long-term securities generally fluctuate more widely than short- or intermediate-term securities in response to changes in interest rates. Thus, rising interest rates would not only likely decrease the value of the Bond Fund’s fixed-income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.
Corporate Asset-backed Securities
The Bond Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.
Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments that shorten the securities’ weighted average life and may lower their return.
Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support that fall into two categories: (a) liquidity protection and (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third-parties. The degree of credit support provided for each issue is generally based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.
Mortgage “Dollar Rolls”
The Bond Fund may enter into mortgage dollar roll transactions. In these transactions, the Bond Fund sells mortgage-backed securities for delivery in the future and at the same time contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Bond Fund does not receive principal and interest paid on the mortgage-backed securities. The Bond Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Bond Fund may also be compensated by receipt of a commitment fee. However, the Bond Fund takes the risk that the market price of the mortgage-backed security may drop below the future purchase price. When the Bond Fund uses a mortgage dollar roll, it is also subject to the risk that

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the other party to the agreement will not be able to perform. The Bond Fund will invest only in covered rolls, which are specific types of dollar rolls for which the Bond Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities equal in value to the securities subject to repurchase by the Fund subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.
Securities Ratings
The Bond Fund may purchase investment-grade securities rated above Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by S&P, and BBB by Fitch, respectively, and those securities that the Fund’s Subadviser believe to be of comparable quality. To the extent the Bond Fund is permitted to invest in below investment-grade securities it may have exposure to securities rated below Baa, BBB, or BBB by Moody’s, S&P and Fitch, respectively. These lower rated securities may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than securities assigned a higher quality rating. The market prices of these securities may go up and down more than higher-rated securities and may go down significantly in periods of general economic difficulty that may follow periods of rising interest rates. A description of the ratings applied by Moody’s, S&P and Fitch is included in Appendix A.
Call Features
Certain securities held by the Bond Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by the Bond Fund during a time of declining interest rates, the Bond Fund may have to reinvest that money at the lower prevailing interest rates.
Zero Coupon Bonds, Deferred Interest Bonds, and PIK Bonds
The Bond Fund may invest in debt obligations called zero coupon bonds, deferred interest bonds, and payment‑in‑kind (“PIK”) bonds. Zero coupon bonds do not pay any interest. Instead, zero coupon bonds are issued at a significant discount from the value the Bond Fund expects to receive upon maturity. Deferred interest bonds are similar to zero coupon bonds except that they begin to pay interest after some delay. Although PIK bonds may pay interest in cash, they also are similar to zero coupon bonds or deferred interest bonds because the issuer has the option to make interest payments in additional debt obligations rather than cash. Because these bonds may not pay interest at regular intervals, changes in interest rates affect the value of zero coupon, deferred interest, and PIK bonds more than debt obligations that pay regular interest, and the credit risk of these bonds tends to be greater than the credit risk of debt obligations that pay regular interest. Even though zero coupon, deferred interest, and PIK bonds may not make payments of interest until maturity or until after a delay, the Bond Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, it may be necessary at times for the Bond Fund to sell investments in order to make these distribution payments.
Stripped Securities
The Bond Fund may invest in stripped securities, such as interest-only strips (called IOs), which may receive only interest payments, and other types of stripped securities, such as principal-only strips (called POs), which may receive only principal payments. Stripped securities are more sensitive to changes in interest rates than are certain other debt instruments. The value of IOs generally will decrease as interest rates increase. As interest rates decrease, the Bond Fund’s investments in IOs may be adversely affected by a rapid rate of principal payments (including prepayments) on the underlying securities. A rapid rate of principal payments (including prepayments) may cause an IO to mature before the Bond Fund recovers its initial investment in the security. Conversely, if interest rates increase, the Bond Fund’s investments in POs may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying securities. A lower rate of principal payments (including prepayments) effectively extends the maturity of a PO.
Swaps and Related Investments
The Bond Fund may use a variety of swaps, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars and floors, to hedge against a change in inflation, interest rates or other rates that could

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affect the value of securities in its portfolio. In addition, to the extent the Bond Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. Interest rate swaps involve the exchange by the Bond Fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.
Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Investing in swaps and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. The most significant factor in the performance of swaps, caps, floors, and collars is the change in the specific interest rate, equity, or other factor that determines the amount of payments to be made under the arrangement. Whether the Fund’s use of swaps will be successful in furthering its investment objective will depend on the applicable Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If the Subadviser is incorrect in its forecast of such factors, the utilization of swap arrangements and related techniques could negatively impact the Bond Fund’s performance. If a swap agreement calls for payments by the Bond Fund, the Bond Fund must be prepared to make such payments when due. The Bond Fund will not enter into any swap unless the Adviser or the Bond Fund Subadviser deems the counterparty to be creditworthy.
If the creditworthiness of the Bond Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the applicable Subadviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased.
The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The Bond Fund will maintain liquid assets with its custodian or otherwise cover its current obligations under swap transactions in accordance with current regulations and policies applicable to the Fund. When a Fund is a protection seller in a credit default swap it will segregate assets equivalent to the full notional value of the swap.
Swap agreements are subject to the Bond Fund’s overall limit that not more than 15% of its net assets may be invested in illiquid securities.
Structured Notes and Indexed Securities
The Bond Fund may invest in structured notes and indexed securities. A structured note is a debt security with its interest rate or principal determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators, or the relative change in two or more financial indicators. Indexed securities include structured notes as well as securities other than debt instruments, with their interest rates or principal determined by one or more financial indicators.
Structured notes and indexed securities may be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments. These securities generally expose the Bond Fund to credit risks equal to that of the underlying financial indicators. The interest rate or the principal amount payable upon maturity of a structured note or indexed security may go up or down depending on changes in the underlying indicators. Structured notes and indexed

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securities often are less liquid than other debt instruments because they are typically sold in private placement transactions with no active trading market.
To Be Announced (TBA) Securities, When-Issued Securities and Forward Commitments of Purchases on a “When-Issued” Basis
The Bond Fund may invest a significant portion of its assets in TBA securities, including when-issued and delayed delivery securities, forward commitments, or commitments to purchase securities on a “when-issued” basis. TBA Securities, forward commitments, when-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. The price of such securities is fixed at the time of the commitment and delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a “when-issued” basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The “when-issued” securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a “when-issued” basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.
TBA securities, forward commitments, when-issued or delayed-delivery transactions involve the risk that the security the Fund buys will lose value prior to its delivery. There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Upon entry of TBA securities, forward commitments, when-issued or delayed delivery transactions the Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities having a market value (marked–to‑market on a daily basis) equal to the aggregate purchase price due on the settlement dates of all such transactions. The Fund will comply with the asset segregation requirements described under “Use of Segregated and other Special Accounts.”
Futures Contracts
Subject to applicable laws, the Bond Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. A “sale” of a futures contract entails a contractual obligation to deliver the underlying securities or financial instruments called for by the contract, and a “purchase” of a futures contract entails a contractual obligation to acquire such securities or financial instruments, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, that is a member of an appropriate exchange designated as a “contract market” by the Commodity Futures Trading Commission (the “CFTC”).
When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract.
Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indexes, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

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The Fund’s ability to hedge effectively through transactions in futures contracts depends on, among other factors, the Adviser’s or the Subadviser’s judgment as to the expected price movements in the securities or financial instruments underlying the futures contracts. In addition, it is possible in some circumstances that the Fund would have to sell securities from its portfolio to meet “variation margin” requirements at a time when it may be disadvantageous to do so.
Options on Futures Contracts
The Bond Fund may purchase and write options to buy or sell futures contracts in which the Fund may otherwise invest. These investment strategies may be used for hedging purposes.
An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.
A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.
Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.
The Fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract or (b) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and/or cash equivalents or other liquid high-grade debt securities subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below. The Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through maintenance of cash and/or cash equivalents or other liquid high-grade debt securities in an amount equal to the value of the security underlying the futures contract subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below, or (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash and/or cash equivalents or other liquid high-grade debt securities subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by the Fund, the Fund will be required to sell the underlying futures contract, which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by the Fund is exercised, the Fund will be required to purchase the underlying futures contract, which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.
The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or financial instruments deliverable on exercise of the futures contract. The Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s security holdings. Similarly, the writing of a put option on a futures contract constitutes a

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partial hedge against increasing prices of the securities or financial instruments deliverable upon exercise of the futures contract. If the Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The Fund’s ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities or other financial instruments held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for the Fund to incur a loss on both the hedging instrument and the futures contract being hedged.
The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.
Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by the Fund may include domestic as well as foreign securities, subject to the Fund’s investment objectives. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.
GENERAL INVESTMENT TECHNIQUES AND POLICIES APPLYING TO EACH FUND
AS SPECIFIED BELOW
Investment Company Securities
Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits generally require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided, however, that a Fund may invest all of its investable assets in an open‑end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other fees that a Fund bears directly in connection with its own operations. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease.
Convertible Securities
Each Fund may invest in convertible securities. Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures, and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible bonds are subject to the market risk of stocks, and, like other bonds, are also subject to interest rate risk, prepayment and extension risk, and the credit risk of their issuers. Convertible securities will at times be priced in the market like other fixed-income securities — that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise.
However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus,

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convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Convertible bonds tend to offer lower rates of interest than nonconvertible bonds because the stock conversion feature represents increased potential for capital gains. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock. Call provisions on convertible bonds may allow the issuer to repay the debt before it matures. This may hurt the Fund’s performance because it may have to reinvest the money repaid at a lower rate.
Borrowing
Each Fund may borrow in certain limited circumstances. See “Investment Restrictions.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Adviser and Subadviser. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund’s shares.
Illiquid Investments
Each of the Stock Funds may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The Bond Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market, including privately placed restricted securities. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for a Fund to sell illiquid securities at the desired time and at an acceptable price.
Rule 144A Securities
Each Fund may invest in certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.
One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. The liquidity of Rule 144A and other restricted securities is determined in accordance with the Funds’ liquidity risk management program.
To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of that Fund’s assets invested in illiquid assets would increase. The Adviser and the applicable Subadviser will monitor a Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.
Derivatives
Although it is not a principal strategy, each Fund may, but is not required to, use various investment strategies described below to hedge market risks (such as broad or specific market movements and currency exchange rates), or to seek to increase the Fund’s income or gain.
Each Fund may purchase and sell single stock, currency, or stock index futures contracts and enter into currency transactions; purchase and sell (or write) exchange-listed and over‑the‑counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes, and other financial instruments; enter into equity swaps and related transactions; and invest in indexed securities and other similar transactions that may be developed in the future to the extent that the applicable Subadviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). A Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps, and options on currencies.

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The Funds are operated by persons who have claimed an exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation as a commodity pool operator.
As a result, while the Funds continue to rely on this exemption, they will remain limited in their ability to trade instruments subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”), including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that a Fund may have to these instruments through investments in other funds. The Funds’ investment adviser may have to rely on representations from the Fund’s Subadviser about the amount (or maximum permitted amount) of investment exposure that the Fund has to instruments such as commodity futures, options on commodity futures and swaps.
Under this exemption, a Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.
The use of certain Derivatives in certain circumstances will require that the Funds segregate cash or other liquid assets to the extent the Funds’ obligations are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency. See “Use of Segregated and Other Special Accounts” below.
Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See “Risk Factors Associated with Derivatives” below. The degree of a Fund’s use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). See “Effects of Certain Investments and Transactions” below.
Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the CFTC and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. The extent and impact of these regulations are not yet fully known and may not be known for some time.
A Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. A Fund’s ability to use derivatives may be limited by tax considerations.
Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of

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the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
Currency Transactions
Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference between two or more currencies and operates similarly to an equity swap, which is described below under “Equity Swaps and Related Transactions.” The Funds may enter into currency transactions only with counterparties that the applicable Subadviser deems to be creditworthy.
Each Fund may enter into currency forward contracts when the Subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, each Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.
Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of a Fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. No Fund will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.
Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings are exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.
Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors Associated with Derivatives.” If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”
Futures Contracts
Each Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies; and (2) on domestic and foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain

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instruments, the net cash amount). A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (CFTC). Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark‑to‑market value of the futures contract fluctuates. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on single stocks, stock indexes, or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within 30 days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”
Single Stock Futures
Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange-traded funds, and American Depository Receipts, as well as narrow-based securities indexes, generally called security futures contracts or “SFCs.” As with other futures contracts, an SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20%) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a Fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a Fund may invest, where the Fund has a position in a SFC, the Fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.
Options
In order to hedge against adverse market shifts or to increase income or gain, each Fund may purchase put and call options or write “covered” put and call options on futures contracts on stock indexes, and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, each Fund may purchase put and call options and write “covered” put and call options on securities, indexes, currencies, and other financial instruments. Each Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option, (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option, (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written, or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment when a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).
Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.
In all cases, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option

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continues. By writing a put, a Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.
In all cases, in purchasing a put option, each Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, each Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.
Each Fund may choose to exercise the options it holds, permit them to expire, or terminate them prior to their expiration by entering into closing transactions. Each Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities, or commodity futures contracts underlying the exercised option.
Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in‑the‑money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.
Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency, or other instrument at the exercise price. Each Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

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OCC‑issued and exchange-listed options, including options on securities, currencies, and financial instruments, generally settle for cash, although physical settlement may be required in some cases. Index options are cash settled for the net amount, if any, by which the option is “in‑the‑money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.
A Fund’s ability to close out its position as a purchaser or seller of an OCC‑issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.
The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.
OTC options are purchased from or sold to securities dealers, financial institutions, or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties, and security, are determined by negotiation of the parties. It is anticipated that each Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.
Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency, or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Subadviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in‑the‑money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.
If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund.
Each Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies, and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call) or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

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Each Fund reserves the right to purchase or sell options on instruments and indexes that may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective, and the restrictions set forth herein.
Each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies, and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.
(a) OPTIONS ON STOCKS AND STOCK INDEXES. Each Fund may purchase put and call options and write covered put and call options on stocks and stock indexes listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, each Fund may purchase options on stocks that are traded over‑the‑counter. Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the New York Stock Exchange (“NYSE”) Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over‑the‑Counter Index, and other standard broadly based stock market indexes. Options are also traded in certain industry or market segment indexes such as the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.
If the Subadviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.
(b) OPTIONS ON CURRENCIES. Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”
(c) OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.
The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

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COMBINED TRANSACTIONS
Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), and any combination of futures, options, and currency transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Subadviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by Fund based on the Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.
RISK FACTORS ASSOCIATED WITH DERIVATIVES
Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity, and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.
The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a regulated exchange or market facility and cleared through a regulated clearinghouse. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs. A Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. A Fund will be required to trade many swaps through a broker who is a member of the clearinghouse. The broker may require a Fund to post margin to the broker as a down payment on the Fund’s obligations and may change the amount of margin required from time to time. A Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require a Fund to terminate a derivatives position under certain circumstances. This may cause a Fund to lose money. The clearinghouse will be a Fund’s counterparty for the derivatives trades. A Fund will take the risk that the counterparty defaults. A Fund also may be exposed to additional risks as a result of the new regulations. The extent and impact of the new regulations are not yet fully known and may not be for some time.
The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.
As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund

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may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.
Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.
Because the amount of interest and/or principal payments that the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.
Losses resulting from the use of Derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.
USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS.
Consistent with SEC staff guidance, a borrowing transaction or financial instrument that involves the Funds’ obligation to make future payments to third-parties will not be viewed as creating a senior security, as that term is defined in Section 18(g) of the 1940 Act, provided that the Fund “covers” its obligations as described below. Those instruments can include, among others, (i) forward commitments, to be announced (TBA) securities, and securities purchased or sold when-issued or delayed delivery, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) securities sold short, (vii) dollar rolls, (viii) reverse repurchase agreements, (ix) or other assets set forth in a Fund’s Statement of Additional Information as subject to segregation. In general either the full amount of any obligation by a Fund to pay or deliver such securities or assets must be covered at all times by the securities, instruments, or currency required to be delivered, or subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the Fund’s Custodian or subcustodian.
Each Fund will consider its obligations with respect to assets subject to segregation as “covered” when the Fund (1) maintains an offsetting financial position, (2) segregates liquid assets (such as cash, U.S. government securities or other high grade debt obligations) equal (as determined on a daily mark‑to‑market basis) to the Fund’s economic exposure under the instrument in accordance with Securities and Exchange Commission Release No. IC‑10666, or (3) otherwise “covers” the transaction in accordance with SEC staff guidance.

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Segregated assets may be physically segregated or segregated through appropriate notation on the books of each Fund or the Fund Custodian or subcustodian in accordance with procedures approved by the Board of Trustees. Segregated assets may not be sold or transferred by a Fund unless equivalent liquid assets are substituted in their place or it is no longer necessary to segregate them. The value of segregated assets should be marked to market daily and additional liquid assets will be segregated whenever the value of a Fund’s segregated assets falls below the amount required to be maintained by SEC staff guidance. If segregated assets decline in value, a Fund will need to segregate additional assets or reduce its position in applicable instruments.
A Fund’s Asset Segregation policies may require a Fund to sell a portfolio security or exit a transaction, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. A Fund’s ability to use instruments triggering segregation may under some circumstances depend on the nature of the instrument and the amount of assets that the Fund is required to segregate to comply with SEC staff guidance. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied.
Consistent with SEC staff positions, a call option on securities written by a Fund, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. A currency contract that obligates a Fund to buy or sell a foreign currency will generally require the Fund to hold and segregate the amount of that currency, liquid assets denominated in that currency, or other liquid assets equal to the Fund’s obligations in respect of that contract.
OTC options entered into by a Fund, including those on securities, currency, financial instruments, or indexes, and OCC‑issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC‑issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Fund enters into OTC option transactions, it will be subject to counterparty risk.
In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated subcustodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors, and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.
Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.
Reverse Repurchase Agreements
Each of the Funds may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by a Fund to a broker-dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed-upon price, date, and interest payment, and are considered borrowings by the Fund and are subject to any borrowing limitations set forth under “Investment Restrictions” in this Statement of

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Additional Information. A Fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of the Fund’s assets. If a Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. The Fund will segregate such assets subject to the repurchase agreement. The Fund cannot use these segregated assets to meet its current obligations. The Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements are considered to be a form of borrowing. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.
Repurchase Agreements
Each Fund may invest in repurchase agreements that are fully collateralized by securities in which the Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE or a subsidiary thereof) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay, although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, a Fund could experience a loss.
Non‑U.S. Investments
Each of the Funds may invest in securities of foreign issuers. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any Fund’s investments, the effect may be to reduce the income received by the Fund on such investments.
A Fund also may hold securities of non‑U.S. issuers in the form of American Depositary Receipts (“ADRs”). Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non‑U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non‑U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non‑U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. For purposes of the Fund’s investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non‑U.S. issuers. The Equity Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) that may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.
Loans of Securities
Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, each Fund may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents, which is marked to market daily to ensure that each loan is fully collateralized, at all times, (b) the applicable Fund may at any time call the

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loan and obtain the return of the securities loaned within three business days, (c) the applicable Fund will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the applicable Fund. Each Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Fund’s Proxy Voting Policy and Procedures.
A Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. A Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral, and the risk that the Fund is unable to recall a security in time to exercise voting rights or sell the security.
Where the collateral received is cash, the cash will be invested and the Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral.
In connection with lending securities, a Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the applicable Fund, Domini, or the applicable Subadviser.
Fees and expenses paid by a Fund in connection with loans of securities are not reflected in the fee table or expense example in the Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, a Fund may take a loss on the loan. Where a Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower.
The Funds do not currently engage in securities lending.
Options on Securities and Indexes
A Fund may enter into certain transactions in options involving securities in which the Fund may otherwise invest and options in indexes based on securities in which the Fund may otherwise invest. Each Fund may enter into such options transactions for the purpose of hedging against possible increases in the value of securities that are expected to be purchased by the respective Fund or possible declines in the value of securities that are expected to be sold by that Fund.
The purchase of an option on a security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a nonrefundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.
Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While a Fund would establish an option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by a Fund, and that Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.
Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

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Transactions by a Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Domini or a Subadviser. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.
Short Sales
Short sales of securities are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.
Although they have no current intention to do so, each Fund may enter into a short sale if it is “against the box.” If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If a Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a Fund.
Cash Reserves
Each Fund may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. Some of the investments will be with community development banks and financial institutions and may not be insured by the FDIC. The Funds do not currently intend to invest in direct obligations of the United States government. Short-term debt instruments purchased by a Fund will be rated at least P‑1 by Moody’s, A‑1+ or A‑1 by S&P, or F1+ or F1 by Fitch, or if not rated, determined to be of comparable quality by the Board of Trustees. The Equity Fund’s policy is to hold its assets in such securities in order to meet anticipated redemption requests.

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PORTFOLIO TURNOVER
A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The below sets forth the Fund’s portfolio turnover rates for the last two fiscal years. A rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once over the course of a year. High portfolio turnover rate may affect the amount, timing and character of distributions. Higher portfolio turnover also results in higher transaction costs. Portfolio turnover rate may vary greatly from year to year as well as within a particular year.

Fund	Portfolio Turnover Rate (FYE 7/31/2021)	Portfolio Turnover Rate (FYE 7/31/2020)	Portfolio Turnover Rate (FYE 7/31/2019)
Equity Fund	23%	21%	95%
International Opportunities Fund	16%*	--	--
Sustainable Solutions Fund	65%	10%**	--
International Equity Fund	88%	98%	77%
Bond Fund	378%***	469%***	319%***

*	Reflects portfolio turnover rates for the fiscal period from November 30, 2020 (commencement of operations) through July 31, 2021.
**	Reflects portfolio turnover rates for the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020.
***	The Bond Fund’s portfolio turnover rate for the fiscal years ended July 31, 2019, 2020, and 2021 was impacted by investments in certain securities subject to periodic roll activity.
PROXY VOTING POLICIES
Each Fund has adopted proxy voting policies and procedures that seek to ensure that all proxies for securities held by that Fund are cast in the best interests of the Fund’s shareholders. Because each Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, each Fund votes proxies after considering its shareholders’ financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case‑by‑case determination, and other instances where votes may vary from predetermined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees has delegated the responsibility to vote proxies for the Funds to Domini. More details about the Funds’ proxy voting guidelines and Domini’s proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and Procedures in Appendix B.
All proxy votes cast for the Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12‑month period ended June 30 can be obtained, free of charge, at www.domini.com/proxyvoting, and on the EDGAR database on the SEC’s website at www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Funds have implemented portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third-parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies and procedures have been approved by the Board of Trustees of the Funds and are subject to periodic review by the Board of Trustees.
Disclosure of each Fund’s holdings is required to be made within 60 days of the end of each fiscal semi-annual period (each July 31 and January 31) in the Annual Report and the Semi-Annual Report to Fund shareholders and as of the end of its first and third fiscal quarters (each October 31 and April 30) in publicly available filings of Form N‑PORT on the EDGAR database on the SEC’s website, www.sec.gov, within 60 days of the end of the fiscal quarter. Portfolio Holdings information is also available online at www.domini.com/funddocuments.

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To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1‑800‑582‑6757. Each Annual Report and Semi-Annual Report is available online at www.domini.com/funddocuments and in publicly available filings of Form N‑CSR on the EDGAR database on the SEC’s website, www.sec.gov.
Domini’s website (www.domini.com/funddocuments) identifies each Fund’s largest ten portfolio holdings or issuers that together constitute the largest portion of each Fund’s assets, as of the last calendar day of each month with a 15‑day delay. The top‑ten holdings information is publicly available to all categories of persons. Top‑ten holdings information may also be provided in Fund fact sheets and similar advertisements provided to retail and institutional investors updated as of the last day of the most recent calendar quarter, with a 15‑day delay or as of some other interim period that shall be updated no more frequently than as of the last calendar day each month, with a 15‑day lag.
In addition, Domini’s website (www.domini.com/funddocuments) contains information about each Fund’s portfolio holdings, including, as applicable, the security description, the security identification number, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. All information described in this paragraph is publicly available to all categories of persons.
During the first calendar quarter of a Fund’s operations and for 30 days thereafter, Domini’s website (www.domini.com/funddocuments) may also contain portfolio holdings information with respect to the Fund as of 5 business days after the commencement of operations of the Fund, or any later date in such calendar quarter with a lag, in each case, of at least 7 business days. Such information is limited to descriptions of the securities held by the Fund and the identification numbers and/or ticker symbols for such securities. All information described in this paragraph is publicly available to all categories of persons.
From time to time rating and ranking organizations, such as Standard and Poor’s, may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third-parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 30 days, or, during a Fund’s first calendar quarter of operations, as of 5 business days after the commencement of operations of the Fund, or any later date during such calendar quarter with a lag of at least 7 business days, as described above.
In addition, the Funds’ Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of the Funds’ portfolio holdings information at differing times and with different lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third-parties to this information, and (4) the recipient will receive this information no earlier than 7 business days after the end of the calendar quarter (or, during a Fund’s first calendar quarter of operations, the recipient will receive this information as of 5 business days after the commencement of operations of the Fund, or a later date in such calendar quarter with at least, in each case, a lag of 7 business days). In approving a request for an exception, the Chief Compliance Officer will consider a recipient’s need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved.
As of October 31, 2021, each Fund has obtained confidentiality agreements and has arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: Bidart and Ross, Cambridge Associates, Jeffrey Slocum & Associates, Inc., Marquette Associates, Mercer Investment Consulting, New England Pension Consultants, Standard and Poor’s, RV Kuhns & Associates, Inc. The Board of Trustees receives periodic reports regarding entities that receive disclosure regarding the Fund’s portfolio holdings as described in this paragraph.
In addition, the service providers of the Funds, such as the principal underwriter, subadvisers, custodian, administrator, securities lending agent, transfer agent, pricing vendors, proxy voting vendors, financial printers, counsel, and

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independent registered public accounting firm, may receive daily portfolio holdings information in connection with their services to the Funds, as applicable. As of October 31, 2021, the following Fund service providers may receive daily portfolio holdings information in connection with their services to the Funds: Domini Impact Investments LLC, DSIL Investment Services LLC, Wellington Management Company LLP, SSGA FM, Markit North America, Inc., State Street Bank and Trust Company, Ultimus Fund Solutions, LLC, ICE Data Pricing and Reference Data, LLC, ICE Data, LP, Institutional Shareholder Services, Inc., Morgan, Lewis & Bockius LLP, Donnelly Financial LLC, Donnelly Financial Solutions, Bloomberg LP, Rep Risk, and KPMG LLP.
A Subadviser may also provide information regarding a Fund’s portfolio holdings to certain of its service providers in connection with the services provided to the Adviser or Subadviser by such service providers (such as analytical services, proxy voting services, portfolio management and operational systems, or clearing functions). When purchasing and selling its portfolio securities through broker-dealers requesting bids on securities, or obtaining price quotations on securities, the Adviser, the Funds or their Subadviser may disclose portfolio holdings to the party effecting the transaction or providing the information. In connection with providing investment advisory services to fund clients, as of September 30, 2021, Wellington Management has ongoing arrangements to disclose non‑public portfolio holdings information to the following parties: Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings on a daily basis; Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis; FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis; Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis; Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis; MSCI, Inc provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis; and State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis. Wellington also makes disclosures of portfolio holdings to other third parties where we do not identify specific clients.
In connection with providing investment sub‑advisory services to Domini, as of September 30, 2021, SSGA Funds Management, Inc. has ongoing arrangements to disclose non‑public portfolio holdings information to the following parties: Axioma provides risk model and portfolio optimization services; FactSet Research Systems, Inc., provides analytical services; Fidessa Minerva provides order management services; Fidessa Sentinel provides portfolio compliance services; and Virtu Financial, Inc. (ITG Analytical Tool) provides transaction cost analysis.
From time to time, Domini or a Fund may disclose information on portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.
In no event shall Domini, Domini’s affiliates or employees, any Subadviser, any Subadviser’s affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.
INVESTMENT RESTRICTIONS
Fundamental Restrictions
Each of the Funds has adopted the following policies, which may not be changed without approval by holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of a Fund, present at a meeting, if the holders of more than 50% of the outstanding “voting securities” of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities” of a Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act except that each Fund shareholder will have one vote for each dollar of net asset value.
The Funds may not do the following:
(1) Borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

34

(2) Make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder.
(3) Purchase or sell real estate or interests in oil, gas, or mineral leases in the ordinary course of business. (Each of the Funds reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Fund, as applicable.)
(4) Purchase or sell commodities or commodities contracts in the ordinary course of business. (The foregoing shall not preclude a Fund from purchasing or selling futures contracts or options thereon.)
(5) Underwrite securities issued by other persons, except that all or any portion of the assets of a Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as a Fund may technically be deemed an underwriter under the 1933 Act, in selling a security.
(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.
In addition, the EQUITY FUND may not do the following:
(7) Invest more than 25% of its assets in any one industry except that (a) all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act and (b) if an investment objective or strategy of the Fund is to match the performance of an index and the stocks in a single industry compose more than 25% of such index, the Fund may invest more than 25% of its assets in that industry.1
In addition, the INTERNATIONAL EQUITY FUND may not do the following:
(8) Invest more than 25% of its assets in any one industry except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.
In addition, the BOND FUND may not do the following:
(9) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.
In addition, the INTERNATIONAL OPPORTUNITIES FUND and the SUSTAINABLE SOLUTIONS FUND may not do the following:
(10) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, invest more than 25% of its assets in any one industry or group of industries.
For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.
In addition, as a matter of fundamental policy, the Equity Fund will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash, and (d) any combination of the foregoing.
With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one‑third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity

35

for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

1 The Equity Fund does not currently have an investment objective or an investment strategy to match the performance of an index.
Nonfundamental Restrictions
The following policies are not fundamental and may be changed with respect to a Fund by that Fund without approval of the Fund’s shareholders. Each Fund will comply with the state securities laws and regulations of all states in which it is registered.
None of the Funds will, as a matter of operating policy, invest more than 15% of its net assets in illiquid securities, except that each such Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.
The EQUITY FUND will not as a matter of operating policy purchase puts, calls, straddles, spreads, and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Equity Fund’s total assets at the time of such purchase.
The EQUITY FUND has a nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least 80% of its net assets in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. Shareholders in the Equity Fund will be provided with at least 60 days’ prior notice of any change in the nonfundamental policy set forth in this paragraph.
The SUSTAINABLE SOLUTIONS FUND has a nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of companies that demonstrate a commitment to sustainability solutions. Shareholders of the Fund will be provided with at least 60 days prior written notice if the Fund changes this 80% policy.
The INTERNATIONAL EQUITY FUND has a nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least 80% of its net assets in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. The International Equity Fund will give its shareholders 60 days’ prior notice of any change in the nonfundamental policy set forth in this paragraph.
As a nonfundamental policy, the BOND FUND will, under normal circumstances, invest at least 80% of its net assets in bonds, including government and corporate bonds, mortgage-backed and asset-backed securities, non‑U.S. dollar-denominated bonds, and U.S. dollar-denominated bonds issued by non‑U.S. entities. Shareholders in the Bond Fund will be provided with at least 60 days’ prior notice of any change in the nonfundamental policy set forth in this paragraph.
Each Fund’s non‑fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.

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Diversification
Each Fund is currently classified as a diversified fund under the 1940 Act. As a diversified fund, a Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the Fund’s total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non‑diversified without shareholder approval.
Percentage and Rating Restrictions
If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy, provided that if at any time the ratio of borrowings of a Fund to the net asset value of that Fund, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the applicable Fund, as the case may be, will take the corrective action required by Section 18(f).
Cybersecurity Issues
With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial‑of‑service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds’ service providers regularly experience such attempts, and expect they will continue to do so. The Funds are unable to predict how any such attempt, if successful, may affect the Funds and their shareholders. While the Funds’ adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyberattacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as State Street Bank and Trust Company, the Funds’ custodian, and Ultimus Fund Solutions, LLC, the Funds’ transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyberattacks. Cybersecurity failures or breaches at the adviser or the Funds’ service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyberattacks may involve substantial costs over time, and system enhancements may themselves be subject to cyberattacks.

3.	DETERMINATION OF NET ASSET VALUE; VALUATION OF PORTFOLIO SECURITIES; ADDITIONAL PURCHASE, SALE, AND ACCOUNT CLOSING INFORMATION
The net asset value of each share of each class of the Funds is determined each day on which the NYSE is open for trading (“Fund Business Day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday, except in an emergency and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This determination of net asset value of shares of each class of the Funds is made once during each such day as of the close of regular trading of the NYSE by dividing the value of the net assets of the applicable class (i.e., for a class of a Fund, the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the

37

next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See “Shareholder Manual” in the Prospectus.
Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.
Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if a Fund’s Adviser or Subadviser, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.
Bonds and other fixed-income securities are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Funds, as applicable, by the Board of Trustees. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional‑size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over‑the‑counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.
The Bond Fund may invest in certain community development investments for which a market price might not readily be available, provided that the Bond Fund may not invest more than 15% of its net assets in illiquid securities. In those circumstances, the fair value of the community development investment is determined by using methods approved by the Fund’s Board of Trustees.
Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.
All other securities and other assets of a Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Board of Trustees. The frequency with which a Fund’s investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund, as applicable, invests pursuant to its investment objective, strategies, and limitations.
Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by extreme market conditions; (vii) a security affected by currency controls or restrictions; and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s, as applicable, net asset value is computed and that may materially affect the value of the Fund’s, as applicable, investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.
While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount that a Fund, as applicable, would expect to receive upon its current sale. Some, but not necessarily all, of the general factors that may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces that influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by

38

analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price, and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.
Valuing the Funds’ investments using fair value pricing will result in using prices for those investments that may differ from current market prices or what the Fund would receive upon the sale of such security. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s investments and the reflection of that change in the Fund’s net asset value.
The International Opportunities Fund, Sustainable Solutions Fund and International Equity Fund invest primarily in the stocks of non‑U.S. companies. Non‑U.S. equity securities are valued on the basis of their most recent closing market prices at 4 pm Eastern Time except under the circumstances described below. Most non‑U.S. markets close before 4 pm Eastern Time. If a Fund determines that developments between the close of the non‑U.S. market and 4 pm Eastern Time will, in its judgment, materially affect the value of some or all of the Fund’s securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 pm Eastern Time. In deciding whether to make these adjustments, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Each Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fair value for a foreign security reported on by such service with a confidence level approved by the Board, shall be the value provided by such service. However, a Fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.
Please note that the Each Fund may hold securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not calculate their net asset value or price their shares. Therefore, the value of the securities held by these Funds may change on days when shareholders will not be able to purchase or sell the applicable Fund’s shares.
Shares of a Fund may be purchased directly from the Distributor or through Service Organizations (see “Transfer Agent, Custodian, and Service Organizations” below) by clients of those Service Organizations. If an investor purchases such shares through a Service Organization, the Service Organization must promptly transmit such order to the appropriate Fund so that the order receives the net asset value next determined following receipt of the order. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis.
Account Closings
There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. Your shares could be sold and your account could be closed if: your identity cannot be verified or you fail to provide a valid SSN or TIN; the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; shares purchased are not paid for when due; your account does not meet the qualifications for ownership for the particular class of shares held in your account; maintenance of your account jeopardizes the tax status or qualifications of the Funds; your account balance falls to $1,500 or less and you fail to bring the account above the $1,500 within thirty (30) days of notification; there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or closing the account is determined to be in the best interest of a Fund.
Limitation of Redemptions In‑Kind
The Trust has elected to be governed by Rule 18f‑1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90‑day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind

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will be the same as the method of valuing portfolio securities described under “How the Price of Your Shares Is Determined” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.
Additional Information Regarding Class A Sales Charges
Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases. The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which the Distributor pays the uniform reallowances shown in the following table.

AMOUNT OF INVESTMENT IN CLASS A SHARES	CLASS A SALES CHARGE AS % OF OFFERINGPRICE	CLASS A SALES CHARGE AS % OF INVESTMENT	BROKER‑DEALER COMMISSION AS % OF OFFERINGPRICE
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1 million	1.00%	1.01%	0.80%
$1 million and over	None*	None*	None*

*
Investors pay no initial sales charge when they invest $1 million or more in Class A shares of the Funds, as applicable. However, investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

Additional Information Regarding Purchases for Class A Shares and Service Organizations
Investors may purchase Class A shares from a broker-dealer, financial intermediary, or financial institution (each called a “Service Organization”) that has entered into an agreement with the Distributor concerning the Funds. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see the prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary. In addition, certain investors, including qualified retirement plans that are customers of certain Service Organizations, may be eligible to purchase shares directly from the Funds. Except in certain circumstances, shares purchased will be held in the investor’s account with its Service Organization. Service Organizations may charge their customers an annual account maintenance fee and transaction charges in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the Fund are not subject to such maintenance fees or transaction charges.
Service Organizations may receive up to 4.00% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of shares of the Funds made at one time by a “single purchase,” which includes an individual and may, under the right of accumulation, include a group’s investments lumped together for sales charge purposes, making the investor potentially eligible for reduced sales charges.
Initial sales charges may be waived for certain types of investors, including:

-
Investors participating in “wrap fee” or asset allocation programs or other fee‑based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Funds, the distributor, or its affiliates.

-
Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds, the distributor, or its affiliates.

If you qualify for a waiver of the initial sales charge, you must notify your Service Organization or the transfer agent at the time of purchase.

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Investors in shares of the Funds may open an account by making an initial investment of at least $2,500 for each account ($1,500 for IRAs and Automatic Investment Plans) ($1,500 for UGMA/UTMA Accounts and Coverdell Education Savings Accounts). Investors may purchase shares of the Funds through the Automatic Investment Plan on a monthly, quarterly, semi-annual, or annual basis. Subsequent investments must be at least (i) $50 for accounts using our Automatic Investment Plan or (ii) $100 for all other accounts.
The Funds reserve the right to waive or change investment minimums, to decline any order to purchase its shares, and to suspend the offering of shares from time to time. To utilize any sales charge reduction, an investor must complete the appropriate section of the investor’s application or contact the investor’s Service Organization. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Service Organization.
Purchase orders received by a Fund or its agent prior to the close of regular trading on the NYSE, in good order, on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”).
An order to purchase, exchange or sell shares of a Fund will be processed at the next share price calculated after the order is received in good order by the Fund or its designated agent. Purchase requests received after the share price has been calculated for the Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.
From time to time, the Distributor or Domini, at its expense, may provide additional commissions, compensation, or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of Class A shares of the Funds. Such concessions provided by the Distributor or Domini may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds, and/or other dealer-sponsored events. From time to time, the Distributor or Domini may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).
Right of Accumulation for Class A Shares
The right of accumulation lets an investor add the value of certain Domini Fund shares that the investor already owns to the amount of the investor’s next investment for the purpose of calculating the Class A shares sales charge. The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the Fund. An aggregate investment includes all Investor shares and Class A shares of the Stock Funds plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to Class A share purchases under a Letter of Intent as described below. A family group may be treated as a single purchaser under the right of accumulation privilege. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father‑in‑law, mother‑in‑law, brother‑in‑law, or sister‑in‑law, including trusts created by these family members. An investor must notify the investor’s Service Organization at the time an order is placed for a purchase that would qualify for the reduced Class A shares sales charge on the basis of previous purchases. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Service Organization. Similar notification must be given in writing when such an order is placed by mail. The reduced Class A shares sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the Distributor or the investor’s Service Organization confirm the investor’s representations concerning his holdings.

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Letter of Intent for Class A Shares
A letter of intent lets an investor purchase Class A shares of a Fund, as applicable, over a 13‑month period and receive the same sales charge as if all shares had been purchased at once. An investor may use a letter of intent to qualify for reduced sales charges if the investor plans to invest at least $50,000 in certain Domini Fund shares during the next 13 months. The calculation of this amount would include the investor’s current holdings of all Class A and Investor shares of the Stock Funds, as well as any reinvestment of dividends and capital gains distributions. When an investor signs this letter, the Fund agrees to charge the investor the reduced sales charges listed above. Completing a letter of intent does not obligate the investor to purchase additional shares. However, if the investor does not achieve the stated investment goal within the 13‑month period, the investor is required to pay the difference between the Class A shares sales charges otherwise applicable and sales charges actually paid, which may be deducted from the investor’s investment. The term of the letter of intent will commence upon the date the letter of intent is signed, or at the option of the investor, up to 30 days before such date. An investor must contact the investor’s Service Organization or call 1‑800‑498‑1351 to obtain a letter of intent application.
Telephone Redemption and Exchange Program for Class A Shares
Investors who do not have a brokerage account with a Service Organization may be eligible to redeem and exchange Class A shares of the Funds, as applicable, by telephone. An investor should call 1‑800‑498‑1351 to determine if the investor is entitled to participate in this program. Once eligibility is confirmed, the investor must complete and return a Telephone/Wire Authorization Form, along with a Medallion Signature Guarantee. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making the initial investment in a Fund.
Neither a Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds reserve the right to suspend, modify, or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time.
During periods of drastic economic or market changes or severe weather or other emergencies, investors may experience difficulties implementing telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.
The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of a Fund’s investments or determination of net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of the Funds’ shareholders.
4. MANAGEMENT OF THE FUNDS
The management and affairs of each Fund and the Trust are supervised by the Board of Trustees of the Trust and a single set of officers under the laws of the Commonwealth of Massachusetts. The Board sets broad policies for the Funds; selects the investment subadviser and the other principal service providers of the Funds; monitors Fund operations, regulatory compliance, performance and costs; nominates and selects new Trustees; and elects Fund officers. The Board is responsible for the oversight of the management and operations of each Fund for the benefit of its shareholders. Domini, each Fund’s subadviser and the Funds’ other service providers are responsible for the day‑to‑day operations of the Funds under the direction of the Board. The Board currently holds four regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times. As described in more detail below, the Board has established two standing committees, the audit committee and nominating committee. These committees assist the Board in fulfilling its oversight responsibilities. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.
The Funds face a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity and legal, compliance and regulatory risk. The goal of risk management is to identify and

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address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.
The Trustees play an active role, as a full Board and at the committee level, in overseeing risk management for the Funds. Risk management of the Funds on a day‑to‑day basis has been delegated to Domini, each Fund’s subadviser, and the Funds’ other service providers. Each of these entities is responsible for specific portions of the Funds’ operations and provides the trustees with regular reports regarding, among other things, investment, valuation, liquidity, and compliance, as well as the risks and risk management associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ Chief Compliance Officer and independent auditors.
The full Board participates in the Funds’ risk oversight, in part, by receiving regular reports regarding Domini’s compliance program which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; disclosure; reporting and accounting; oversight of service providers; fund governance; and code of ethics controls. The program seeks to identify and address the risk associated with the operations of the investment adviser and the Funds through various methods, including through regular communications between compliance, legal, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The same person serves as Chief Compliance Officer of the Funds and the investment adviser. The Chief Compliance Officer of the Funds reports directly to the Board and provides reports to the Board in writing and in meetings on a regular basis.
The audit committee of the Board, which is composed of all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), oversees management of financial risk and controls. The audit committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The external auditors report directly to the audit committee and provide reports to the Board in writing and in meetings on a regular basis. The independent auditors also provide reports to the audit committee without management being present. Although the audit committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through committee reports.
The Trustees recognize that not all risks that may affect the Trust can be identified, mitigated, or eliminated. Moreover, it is necessary to bear certain risks, such as investment related risk, to achieve each Fund’s investment objective, and the processes, procedures and controls employed to address certain risks may be limited in their effectiveness (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Funds’ ability to eliminate or mitigate risks is subject to limitation.
Pursuant to the Declaration of Trust each Trustee may hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. The Board has adopted a retirement policy that provides that each Independent Trustee shall be eligible to serve until the close of business on the last day of the fiscal year in which the Trustee has his or her 75th birthday unless an exception is approved. This retirement policy may be amended or waived with respect to any Independent Trustee prior to the end of each fiscal year in which such trustee attains the age of 75 if the Board: (i) meets to review the performance of such Board member; (ii) finds that the continued service of such Board member is in the best interests of the Trust; and (iii) unanimously approves the exemption from the Trust’s retirement policy.
In determining whether an individual is qualified to serve as Trustee of the Funds, the Board considers a wide variety of information about the Trustee, on an individual basis and in combination with those of the other Trustees, and multiple factors contribute to the Board’s decision. The Board has concluded that each Trustee has the experience, qualifications, attributes, or skills necessary to serve the Funds and their shareholders. Attributes common to all Trustees include their ability to review critically and discuss complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, contribute effectively to the deliberations of the Board, interact effectively with Domini, each Funds’ subadviser, and the other service providers of the Funds, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the service and commitment of the Trustees during their tenure in concluding that each Trustee should serve as a Trustee of the Funds.
A Trustee’s ability to perform his or her duties effectively may have been attained through his or educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Domini Funds, public companies, or nonprofit entities or other organizations; or other experiences. The Board also considered the individual experience of each Trustee and determined that the Trustee’s professional experience, education, and background contribute to the diversity of perspective on the Board.

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The specific roles and experience of each trustee that factor into the Board’s determination are presented below (ages and employment tenures listed are as of July 31, 2021). References to the qualifications, attributes, and skills of Trustees are pursuant to the requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. Unless otherwise indicated below, the mailing address of each Trustee and officer is 180 Maiden Lane, Suite 1302, New York, New York 10038.
Asterisks indicate that those Trustees and officers are “interested persons” of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an “interested person” is interested by virtue of his or her position with Domini as described in the following table.
TRUSTEES AND OFFICERS

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEE AND OFFICER

Amy Domini Thornton* (71) Chair of the Trust since 2016 and Trustee of the Trust since 1990	Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018), Chairperson (since 2016), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; Manager (1998-2017) and Registered Principal (2003-2017), DSIL Investment Services LLC; Manager (since 2002), Domini Holdings LLC (holding company); President (1990-2017), Domini Investment Trust; Private Trustee (since 1987), Loring, Wolcott & Coolidge Office (fiduciary); Partner (since 1994), Loring, Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Manager (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company). Ms. Domini’s years with Domini and experience with Domini and the Trust give her regular exposure to the day‑to‑day management and operations of the Domini Funds. Ms. Domini also brings particular experience with investment management and financial markets.	5	Board Member (since 2016), Cambridge Public Library Foundation (nonprofit); Trustee (since 1998), New England Quarterly (periodical).

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NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES

Kirsten S. Moy (74) Trustee of the Trust since 1999 and Nominating Committee Chair (since 2013)	Senior Fellow (since 2014), The Aspen Institute (research and education); Visiting Scholar (2016-2018), Low Income Investment Fund (housing and community revitalization nonprofit); Visiting Scholar (2016-2018), Federal Reserve Bank of San Francisco (bank). Ms. Moy brings to the Board particular experience with community development investment institutions, financial management, and capital markets.	5	Board Member (since 2012), Community Development Finance (asset building non‑profit).

Gregory A. Ratliff (61) Trustee of the Trust since 1999 and Lead Independent Trustee (since 2013)	Senior Vice President (since 2019), Rockefeller Philanthropy Advisors (philanthropy); Vice President (2017-2019), ACT, Inc. (education testing); Lead Senior Program Officer (2007-2017), Gates Foundation (philanthropy). Mr. Ratliff brings to the Board particular experience with community development investment institutions and financial markets.	5	N/A

John L. Shields (68) Trustee of the Trust since 2004 Audit Committee Chair since 2006	President (since 2018), Advisor Guidance, Inc. (management consulting firm); Managing Director (2016-2018), CFGI, LLC (management consulting firm). Director (2014-2016), Navigant Consulting, Inc. (management consulting firm) (public). Mr. Shields brings to the Board particular experience with the investment management industry, accounting and financial management, and mutual fund operations.	5	Director (since 2018), EverQuote, Inc. (technology company) (public); Director (since 2015), Vestmark, Inc. (software company); Director (since 2008), Cogo Labs, Inc. (technology company).

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NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS

Megan L. Dunphy* (51) Chief Legal Officer of the Trust since 2014, Vice President of the Trust since 2013, and Secretary of the Trust since 2005	General Counsel (since 2014), Managing Director (2015-2017) and Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Investment Trust.	N/A	N/A

Carole M. Laible* (57) President of the Trust since 2017	Portfolio Manager, Domini Sustainable Solutions Fund
(since 2020), Domini International Opportunities Fund
(since 2020), and Domini Impact Equity Fund (since
2018), CEO and Manager (since 2016), Member (since
2006), Domini Impact Investments LLC; Manager
(since 2017), President and CEO (since 2002), Chief
Financial Officer (since 1998), Secretary (since 1998),
Treasurer (since 1998) and Registered Principal
(since1998), DSIL Investment Services LLC; Manager
(since 2016), Domini Holdings LLC (holding
company); Vice President (2007-2017), President
	(since 2017), Domini Investment Trust.	N/A	N/A

Doug Lowe* (65) Assistant Secretary of the Trust since 2007	Senior Call Center Manager (since 2019), Senior Compliance Manager and Counsel (2006-2019), Domini Impact Investments LLC; Assistant Secretary (since 2007), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investments Services LLC.	N/A	N/A

Meaghan O’Rourke-Alexander* (41) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Domini Impact Investments LLC; Assistant Secretary (since 2007), Domini Investment Trust.	N/A	N/A

Christina Povall* (51) Treasurer of the Trust since 2017 and Vice President of the Trust since 2013	Chief Financial Officer (since 2014), Managing Director (2014-2017), and Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017), Assistant Treasurer (2007-2017), and Vice President (since 2013), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investments Services LLC.	N/A	N/A

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NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS – CONT’D

Maurizio Tallini* (47) Chief Compliance Officer of the Trust since 2005, Vice President of the Trust since 2007, Chief Information Security Officer of the Trust since 2015	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), and Chief Information Security Officer (since 2015), Domini Impact Investments LLC; Vice President (since 2007); Chief Compliance Officer (since 2005), and Chief Information Security Officer (since 2015) Domini Investment Trust; Chief Compliance Officer (since 2015), Registered Principal (since 2014), and, Chief Information Security Officer (since 2015), DSIL Investments Services LLC.	N/A	N/A
All but one of the Trustees are independent. The Independent Trustees have designated Mr. Ratliff as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including calling regular and special executive sessions of the Independent Trustees; reviewing meeting agendas with the chair; chairing the meetings of the Independent Trustees; serving as the principal point of contact and liaison with the Funds’ officers and services providers.
The Independent Trustees have appointed Ms. Domini as the Chair of the Board and elected Ms. Laible as the President of the Trust. Ms. Laible also serves as the Chief Executive Officer of Domini. The Board believes that, in light of her experience with Domini and the Trust, Ms. Domini is best qualified to serve as Chair and that the Board’s current leadership structure is appropriate given Domini’s role with respect to the Fund’s investment and business operations. The Board also believes that the Board’s leadership structure, as aided by Ms. Domini’s experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board’s oversight role.
Board Committees
The Audit Committee oversees the internal and external accounting procedures of the Funds, the independent audits of each Fund, the selection of the independent registered public accountant for the Funds, the approval of all significant services proposed to be performed by the accountants, and considers the possible effect of such services on their independence. All Independent Trustees serve as members of the Committee. The Committee held two meetings during the Funds’ last fiscal year.
The Nominating Committee screens and recommends candidates to fill vacancies on the Board of Trustees of the Trust. All Independent Trustees serve as members of the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Trust, 180 Maiden Lane, Suite 1302, New York, New York 10038. The committee met one time during the Funds’ last fiscal year.

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OWNERSHIP OF SHARES IN THE FUNDS AND IN OTHER ENTITIES
The following table shows the amount of equity securities owned by the Trustees in each Fund, and in all investment companies in the Domini family of Funds supervised by the Trustees as of December 31, 2020.

Name of Trustee	Range of Investment in the Equity Fund	Range of Investment in the International Opportunities Fund	Range of Investment in the Sustainable Solutions Fund	Range of Investment in the International Equity Fund	Range of Investment in the Bond Fund	Aggregate Range of Investment in Domini Family of Funds

Interested Trustee:

Amy L. Domini	over $1,000,000	$100,001‑ $500,000	$500,001‑ $1,000,000	$ 0	$100,001‑$500,000	over $1,000,000

Independent Trustees:

Kirsten S. Moy	$1 - $10,000	$ 0	$ 0	$1 ‑ $10,000	$ 0	$1 - $10,000

Gregory A. Ratliff	$10,001‑$50,000	$ 0	$ 0	$1 ‑ $10,000	$1 - $10,000	$10,001‑$50,000

John L. Shields	$10,001‑$50,000	$ 0	$ 0	$10,001‑$50,000	$10,001‑$50,000	$10,001‑$50,000
COMPENSATION AND INDEMNITY OF TRUSTEES
Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $32,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in‑person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.
Information regarding compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2021, is set forth below. Ms. Domini is not compensated by the Trust for her service as a Trustee because of her affiliation with Domini.
Compensation Table

Name of Trustee	Aggregate Compensation From Equity Fund	Aggregate Compensation From International Opportunities Fund*	Aggregate Compensation From Sustainable Solutions Fund	Aggregate Compensation From International Equity Fund	Aggregate Compensation From Bond Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees

Interested Trustee:

Amy L. Domini	None	None	None	None	None	None	None	None

Independent Trustees:

Kirsten S. Moy	$12,374	$160	$349	$16,427	$2,690	None	None	$32,000

Gregory A. Ratliff	$14,312	$183	$403	$18,991	$3,111	None	None	$37,000

John L. Shields	$14,312	$183	$403	$18,991	$3,111	None	None	$37,000
*Amounts shown are for the fiscal period November 30, 2020 (commencement of operations) through July 31, 2021.

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The Trust’s Declaration of Trust provides that it will indemnify its Trustees and officers (the “Indemnified Parties”) against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Control Persons and Principal Holders of Securities
Management Ownership. As of October 31, 2021, to the best of the Funds’ knowledge, all Trustees and officers of the Trust, as a group, owned in the aggregate less than one percent (1%) of the outstanding shares of each Domini Impact Equity Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund, or any class of shares of each such Fund, except the Class Y shares of the Domini Impact Equity Fund as noted below.
As of October 31, 2021, to the best of the Funds’ knowledge, all Trustees and officers of the Trust, as a group, owned in the aggregate approximately: (i) 1.33% of the outstanding Class Y shares of the Domini Impact Equity Fund; (ii) 1.63% of the outstanding shares of the Domini International Opportunities Fund, including 17.26% of such Fund’s outstanding Investor shares; and (iii) 2.24% of the outstanding shares of the Domini Sustainable Solutions Fund, including 3.56% of such Fund’s outstanding Investor shares. To the best of the Funds’ knowledge, all Trustees and officer of the Trust as a group, owned in the aggregate less than one percent (1%) of the outstanding shares of each other class of shares of each such Fund.
Control Persons. Persons or organizations that own beneficially 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.
As of October 31, 2021, to the knowledge of the Funds, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Funds:
International Opportunities Fund
National Financial Services Corp. (“NFS”), For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 owned of record 92.99% of the Fund. NFS is a Delaware corporation and a wholly-owned subsidiary of Fidelity Global Brokerage Group, Inc.
Sustainable Solutions Fund
National Financial Services Corp. (“NFS”), For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 owned of record 43.73% of the Fund. NFS is a Delaware corporation and a wholly-owned subsidiary of Fidelity Global Brokerage Group, Inc.
NFS may hold such shares on behalf of other shareholders of record or beneficial owners, which may include trustee and advisory clients of Loring, Wolcott & Coolidge Fiduciary Advisors LLP (“Loring Wolcott”), a registered investment adviser, and Loring Wolcott & Coolidge Trust LLC (Loring Wolcott Trust”), a New Hampshire chartered non‑depository trust company, respectively. Ms. Amy Domini, the founder and chairperson of the Adviser, Chair of the Trust, and a portfolio manager for certain Domini Funds, is a partner and private trustee with Loring Wolcott and Loring Wolcott Trust. Certain partners of Loring Wolcott have an indirect ownership interest in Domini. Trustees and representatives of Loring Wolcott and Loring Wolcott Trust may have voting authority over its clients’ shares held through the above-referenced NFS account or other Fund accounts.
The Funds have no knowledge of any other owners of record or beneficial owners of 25% or more of the outstanding shares of any other Fund.

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Principal Holders.
As of October 31, 2021, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Equity Fund:
Investor Shares
National Financial Services Corp., For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 (11.87%); and Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds Dept, 101 Montgomery St., San Francisco, CA 94104-4122 (7.75%).
Class A Shares
Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103 (20.57%); Pershing LLC, PO Box 2052, Jersey City, NJ 07303 (16.04%); UBS WM USA, Spec Custody A/C Exl Ben Customers of UBSFSI, 1000 Harbor Blvd, Weehawken, NJ 07086 (11.45%); and LPL Financial, FBO Customer Accounts, Attn: Mutual Fund Operations, 4707 Executive Drive, San Diego, CA 92121-3091 (5.47%).
Class Y Shares
PIMS/Prudential Retirement as nominee for the TTEE/Cust Pl 940 State of Vermont Defined Care of: State Treasurer’s Office 109 State Street, Fourth Floor, Montpelier, VT 05609 (35.11%); Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds Dept, 101 Montgomery St., San Francisco, CA 94104-4122 (22.07%); Raymond James/Omnibus for Mutual Funds House Acct Firm 92500015, Attn Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL 33716 (12.51%); LPL Financial, FBO Customer Accounts, Attn: Mutual Fund Operations, 4707 Executive Drive, San Diego, CA 92121-3091 (9.70%); and TD Ameritrade Inc for the Exclusive Benefit of Our Clients, PO Box 2226, Omaha, NE 68103-2226 (6.34%).
Institutional Shares
John Hancock Life Insurance Company of USA, RPS‑Trading Ops ET‑4, 601 Congress St, Boston, MA 02210-2805 (27.36%); Cynthia A Wayburn TTEE, Cynthia A Wayburn Trust U/A DTD 12/19/1996, PO Box 3725, Bellevue, WA 98009-3725 (22.07%); William M. Roush, 710 Castle Creek Drive, Aspen, CO 81611-1138 (9.57%); Molly James Roush, 1411 Wynkoop Street, Apt. 905, Denver, CO 80202‑000 (7.98%); and National Financial Services Corp., For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 (5.68%).
The Equity Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.
As of October 31, 2021, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of a class of the International Opportunities Fund:
Investor Shares
National Financial Services Corp., For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 (31.00%); TD Ameritrade Inc for the Exclusive Benefit of Our Clients, PO Box 2226, Omaha, NE 68103-2226 (7.52%); and Gareth M Powell/Margaret Alison Powell, 346 Cumberland Way SE, Smyrna, GA 30080 (5.95%).
Institutional Shares
National Financial Services Corp., For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 (99.77%).
The International Opportunities Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

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As of October 31, 2021, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Sustainable Solutions Fund:
Investor Shares
National Financial Services LLC, for the Exclusive Benefit of Customers, Attn. Mutual Fund Dept, 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310-2010 (12.14%); and Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds Dept, 101 Montgomery St., San Francisco, CA 94104-4122 (7.73%).
Institutional Shares
National Financial Services LLC, for the exclusive benefit of customers, Attn. Mutual Fund Dept, 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310-2010 (82.37%); and First National Bank Cust, FBO Kenneth A Adelman IRA, 1365 Meadowridge Rd, Watsonville, CA 95076 (8.14%).
The Sustainable Solutions Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.
As of October 31, 2021, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of a class of the International Equity Fund:
Investor Shares
Charles Schwab & Co. Inc., Reinvest Acc, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104 (21.78%); Pershing LLC, PO Box 2052, Jersey City, NJ 07303 (8.45%); TD Ameritrade Inc, For the Exclusive Benefit of our Customers, PO Box 2226, Omaha, NE 68103-2226 (5.85%); and LPL Financial, FBO Customer Accounts, Attn Mutual Funds Operations, 4707 Executive Drive, San Diego, CA 92121-3091 (5.46%).
Class A Shares
UBS WM USA, Spec Custody A/C Exl Ben Customers of UBSFSI, 1000 Harbor Blvd, Weehawken, NJ 07086 (24.24%); TD Ameritrade Inc, For the Exclusive Benefit of our Customers, PO Box 2226, Omaha, NE 68103-2226 (15.63%); Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers, 1 New York Plaza, Floor 12, New York, NY 10004-1901(10.97%); Pershing LLC, PO Box 2052, Jersey City, NJ 07303 (9.76%); Wells Fargo Clearing Services LLC, Special Custody Acct for the exclusive benefit of customer, 2801Market Street, St. Louis, MO 63103 (7.41%); and Mid Atlantic Trust Company FBO Plan de Retiro Para Empleados de LA., 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222 (6.27%).
Institutional Shares
National Financial Services LLC for the Exclusive Benefit of Our Customer, Attn: Mutual Funds Dept. 4th Fl, 499 Washington Blvd., Jersey City, NJ 07310-2010 (22.24%); Charles Schwab & Co. Inc., Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122 (14.43%); Wells Fargo Clearing Services LLC, Special Custody Acct for the exclusive benefit of customer, 2801Market Street, St. Louis, MO 63103 (7.89%); JP Morgan Securities LLC omnibus account for the exclusive benefit of customers, 4 Chase Metrotech Center, 3rd Floor Mutual Fund Department, Brooklyn, NY 11245 (7.52%); SEI Private Trust Company, c/o M&T ID 337, Attn Mutual Fund Admin, One Freedom Valley Drive, Oaks, PA 19456 (6.87%); MMATCO LLP, Nominee for MMA Trust Company, PO Box 483, 1110 N Main Street, Goshen, IN 46527 (6.70%); and Wells Fargo Bank NA FBO Omnibus Account Cash, PO Box 1533, Minneapolis, MN 55480 (5.03%).
Class Y Shares
Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers, 1 New York Plaza, Floor 12, New York, NY 1004-1901(36.33%); Raymond James, Omnibus for Mutual Funds House Account, Firm 9250015, Attn Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL 33716 (34.44%); Charles Schwab & Co. Inc Special Custody Acc FBO Customers, Attn: Mutual Funds, 211 Main St, San Francisco, CA 94105 (8.77%); LPL Financial, FBO Customer Accounts, Attn Mutual Funds Operations, 4707 Executive Drive, San Diego, CA 92121-3091 (6.32%); and American Enterprise Investment Svc, 707 2nd Ave South Minneapolis, MN 55402-2405 (6.02%).
The International Equity Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

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As of October 31, 2021, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Bond Fund:
Investor Shares
Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104 (25.06%); and National Financial Services, For the Exclusive Benefit of Our Customers, Attn: Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Floor 4, Jersey City, NJ 07310-2010 (19.52%).
Institutional Shares
Charles Schwab & Co. Inc. Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104 (19.64%); National Financial Services, For the Exclusive Benefit of Our Customers, Attn: Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Floor 4, Jersey City, NJ 07310-2010 (15.90%); SEI Private Trust Company, C/O ID 370, One Freedom Valley Drive, Oaks, PA 19456 (15.68%); TD Ameritrade Inc for the Exclusive Benefit of our Clients, PO Box 2226, Omaha, NE 68103-2226 (13.90%); UBS WM USA, Spec Custody A/C Exl Ben Customers of UBSFSI, 1000 Harbor Blvd, Weehawken, NJ 07086 (7.05%); and Mitra & Co FBO FCB/C/O Reliance Trust Co (WI), 480 Pilgrim Way - Suite 1000 Green Bay, WI 54304 (5.67%).
The Bond Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.
INVESTMENT ADVISER
Domini is a Massachusetts limited liability company with offices at 180 Maiden Lane, Suite 1302, New York, NY 10038, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The names of the persons who control the adviser and the basis of the person’s control are as follows: Amy Domini Thornton, Chair of the Board of the Trust and Chair of Domini; Steven Lydenberg, Member and Strategic Vision Partner of Domini; Carole Laible, President of the Trust, and Chief Executive Officer of Domini; Maurizio Tallini, Chief Compliance Officer and Vice President of the Trust and Chief Compliance Officer of Domini; Megan Dunphy, Chief Legal Officer, Vice President and Secretary of the Trust and General Counsel of Domini; and Christina Povall, Treasurer and Vice President of the Trust and Chief Financial Officer of Domini.
Domini manages the assets of the Funds pursuant to separate Management Agreements. The services provided by Domini include furnishing an investment program for the Funds. Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of each of the Funds is held uninvested. Domini will also perform such administrative and management tasks for the Funds as may from time to time be reasonably requested, including: (a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Funds and for performing administrative and management functions, (b) supervising the overall administration of the Funds, including negotiation of contracts and fees with, and monitoring of performance and billings of, the transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents of the Funds, as applicable, (c) overseeing (with the advice of the counsel to the Funds) the preparation of and, if applicable, the filing of all documents required for compliance by the Funds with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual Reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, (e) arranging for maintenance of the books and records of the Funds, (f) maintaining telephone coverage to respond to investor and shareholder inquiries; and (g) answering questions from the general public, the media, and shareholders of the Funds regarding the securities holdings of the Funds, limits on investment, and the Funds’ proxy voting philosophy and shareholder activism philosophy. Domini provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust, as applicable. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of Domini or its affiliates. Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services.
Unless otherwise terminated, the Management Agreement for each Fund will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of

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the applicable Fund at a meeting called for the purpose of voting on such Management Agreement (with the vote of each investor in the applicable Fund being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Management Agreement.
Each Management Agreement provides that Domini may render services to others. Domini may employ, at its own expense, or may request that the Funds, as applicable, employ (subject to the requirements of the 1940 Act) one or more subadvisers, subject to Domini’s supervision. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Funds, as applicable, when authorized either by a majority vote of the outstanding voting securities of the Funds, as applicable, or by a vote of a majority of the Board of Trustees of the Trust, as applicable, or by Domini, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, as applicable, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under such Management Agreement.
The investment management fee rates payable by each Fund to Domini are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value

Domini Impact Equity Fund	0.20% of the first $2 billion of net assets managed,
0.19% of the next $1 billion of net assets managed, and
0.18% of net assets managed in excess of $3 billion

Domini International Opportunities Fund	0.85% of the first $2 billion of net assets managed,
0.83% of the next $1 billion of net assets managed, and
0.80% of net assets managed in excess of $3 billion

Domini Sustainable Solutions Fund	0.85% of the first $500 million of net assets managed,
0.83% of the next $500 million of net assets managed, and
0.80% of net assets managed in excess of $1 billion

Domini Impact International Equity Fund	0.96% of the first $250 million of net assets managed,
0.88% of the next $250 million of net assets managed,
0.785% of net assets managed in excess of $500 million

Domini Impact Bond Fund	0.33% of the first $50 million of net assets managed,
0.32% of the next $50 million of net assets managed, and
0.315% of net assets managed in excess of $100 million
For the period from May 1, 2017 through July 31, 2020, the investment management fee rates payable by the International Equity Fund to Domini were as follows:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value

Domini Impact International Equity Fund	0.97% of the first $250 million of net assets managed,
0.92% of the next $250 million of net assets managed,
0.855% of the next $500 million of net assets managed, and
0.83% of net assets managed in excess of $1 billion

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For the period from May 1, 2017 through November 30, 2018, the investment management fee rates payable by the Equity Fund to Domini were as follows:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value

Domini Impact Equity Fund	0.245% of the first $250 million of net assets managed,
0.24% of the next $250 million of net assets managed,
0.235% of the next $500 million of net assets managed, and
0.23% of net assets managed in excess of $1 billion
Advisory Fees Paid by Each Fund
For the last three fiscal years, the Funds paid the total amounts, as reflected in the table below, for investment management services:

Fund	2021	2020	2019

Equity Fund	$1,942,600	$1,540,930	$1,617,406

International Opportunities Fund	$141,620*	--	--

Sustainable Solutions Fund	$265,766	$34,987**	--

International Equity Fund	$11,019,441	$9,952,826	$11,265,290

Bond Fund	$664,530	$547,974	$470,066
*Amounts shown are for the fiscal period from November 30, 2020 (commencement of operations) through July 31, 2021.
**Amounts shown are for the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020.
Expense Reimbursement
For the last three fiscal years, Domini waived fees and reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:

Fund	2021		2020		2019
	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived
Equity Fund	$26,142	-	$57,857	--	$141,667	--

International Opportunities Fund	$169,083*	--*	--	--	--	--

Sustainable Solutions Fund	$114,517	--	$79,134**	--**	--	--

International Equity Fund	--	--	$84,746	--	--	--

Bond Fund	$278,963		$259,813	--	$337,025	--
*Amounts shown are for the fiscal period from November 30, 2020 (commencement of operations) through July 31, 2021.
**Amounts shown are for the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020.
With respect to the Equity Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.09%, 1.09%, 0.74%, and 0.80%, of the average daily net assets of the Investor, Class A, Institutional and Class Y shares of the Equity Fund, respectively. This

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agreement will continue until November 30, 2022, and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser. From June 15, 2018 through November 30, 2018, Domini had contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.09% and 0.74% of the average daily net assets of the Class A and Institutional shares of the Equity Fund, respectively.
With respect to the International Opportunities Fund, Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), in order to limit Investor and Institutional share annual operating expenses to 1.40% and 1.15% of the average daily net assets of each class, net of waivers and reimbursements, respectively. This agreement will continue until November 30, 2022 and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser.
With respect to the Sustainable Solutions Fund, Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), in order to limit Investor and Institutional share annual operating expenses to 1.40% and 1.15% of the average daily net assets of each class, net of waivers and reimbursements, respectively. This agreement will continue until November 30, 2022, and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser.
With respect to the International Equity Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the International Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.40% and 1.12% of the average daily net assets of the Class A and Class Y shares of the International Equity Fund, respectively. This agreement will continue until November 30, 2022 with respect to Class A and Class Y shares and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser. From June 15, 2018 through November 29, 2020, Domini had contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the International Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.43% and 1.15% of the average daily net assets of the Class A and Class Y shares of the International Equity Fund, respectively.
With respect to the Bond Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.87%, 0.57%, and 0.65% of the average daily net assets of the Investor, Institutional and Class Y shares of the Bond Fund, respectively. This agreement will continue until November 30, 2022 and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser. From June 15, 2018 through November 30, 2018, Domini had contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.65% of the average daily net assets of the Class Y shares of the Bond Fund. Prior to November 30, 2018, Domini had contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.87% and 0.57% of the average daily net assets of the Investor and Institutional shares of the Bond Fund, respectively.
There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.
Expense Offset Arrangement
Any credits realized as a result of uninvested cash balances are used to reduce the Funds’ transfer agent expenses. Such realized credits reduce Other Expenses and the Adviser’s obligation under the contractual expenses limitation.
The Funds had an expense offset arrangement with its former transfer agent through June 2020 whereby transfer agent fees could be paid indirectly by credits on the Funds’ uninvested cash balance, including a Fund’s cash reserves or uninvested amounts held in a Fund’s bank deposit account. These credits were used to reduce Fund expenses. To the extent any credits were earned, the Adviser would benefit from a reduction in the contractual expense limitation obligation for a Fund by an amount equal to the amount of credits earned. As a result, the Adviser could have been

55

deemed to have an incentive to leave greater balances held in a Fund’s bank deposit account, since it receives the benefit of any expense offset credit. The Fund’s Board of Trustees periodically reviewed and evaluated such expense offset arrangements.
For the fiscal years ended July 31, 2021, 2020, and 2019, Equity Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0, $1,906, and $3,437.
The International Opportunities Fund commenced operations on November 30, 2020. For the fiscal period from November 30, 2020 through July 31, 2021, there were no expense offset arrangements in effect and no credits were realized by the International Opportunities Fund.
For the fiscal year ended July 31, 2021 and the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020, Sustainable Solutions Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0 and $15.
For the fiscal years ended July 31, 2021, 2020, and 2019, International Equity Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0, $1,583, and $3,987.
For the fiscal years ended July 31, 2021, 2020, and 2019, Bond Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0, $442, and $821.
Additional Information about Domini Portfolio Managers of the Equity Fund, International Opportunities Fund and Sustainable Solutions Fund
As of July 31, 2021, Ms. Domini had day‑to‑day management responsibilities for the assets of: (i) 3 registered investment companies with approximately $1.16 billion in assets under management; (ii) no other pooled investment vehicles, and (iii) 159 other accounts with approximately $892 million in assets under management. There are no performance-based fees associated with these accounts.
As of July 31, 2021, Ms. Laible had day‑to‑day management responsibilities for the assets of: (i) 3 registered investment companies with approximately $1.16 billion in assets under management, (ii) no other pooled investment vehicles, and (iii) no other accounts. There are no performance-based fees associated with these accounts.
Potential Conflicts of Interest
Material conflicts of interest may arise when a Fund’s portfolio managers also has day‑to‑day management responsibilities with respect to one or more other funds or other accounts. These potential conflicts include:
Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
Domini seeks to manage such competing interests for time and attention of portfolio managers by having portfolio managers focus on the application of Domini’s proprietary impact investment standards. Domini also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the portfolio managers’ fiduciary duties to a Fund.
Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity. To deal with these situations, Domini has adopted a trade allocation procedure. Generally, the decision on when to purchase or sell securities for Domini’s Fund clients are made by the Subadviser’s portfolio manager who is appointed and supervised by the Subadviser’s senior officers rather than Domini.
Pursuit of Differing Strategies. Investment decisions for a Fund and Domini’s other clients are made with a view to achieving their respective investment objectives. At times, a portfolio manager may determine that an investment

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opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. In the event that Domini removes a security from a Fund’s Approved Securities List or other investment instruction list and the approved list for other clients, Domini shall notify the portfolio manager of such removal. If the security that is the subject of the removal is held by both fund and non‑fund clients, Domini shall coordinate with the Fund’s Subadviser to establish the trading parameters and trade date for such security in order to endeavor to treat all client accounts fairly. Domini does not generally initiate purchases or sales of securities for its Fund clients, but delegates daily responsibility for effecting fund-related trades to the Subadviser.
Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the portfolio manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. To help address these types of conflicts, Domini has established a compensation system that is identical regardless of whether an employee supports a fund or non‑fund client. Furthermore, each individual’s compensation at Domini is based on individual performance and company profitability rather than the performance of a particular fund or account.
Proprietary Investments. Domini may have substantial personal or proprietary investments in some of the accounts managed by a portfolio manager. A portfolio manager might be motivated to favor funds and/or accounts in which he or she, or his or her colleagues, has an interest or in which Domini has interests. However, each portfolio manager is subject to Domini’s Code of Ethics policy governing personal securities transactions in which portfolio managers engage.
Other Factors. Several other factors, including the desire to maintain or increase assets under the Domini’s management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts, Domini has adopted a Code of Ethics.
As discussed above, Domini has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Domini and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by Domini will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.
Compensation of Domini Portfolio Managers and Ownership of Fund Shares
Domini employees are paid a base salary plus an annual bonus at Domini’s discretion, based on company profitability and each individual’s job performance. Compensation levels and bonuses are reviewed annually and are adjusted based on overall company performance and each individual’s level of service and contribution. Domini personnel are not compensated based on Fund or portfolio performance. Domini seeks to attract and retain superior individuals through competitive salaries and benefits and through our global reputation as a leader in the field.
The following table indicates as of July 31, 2021 the value, within the indicated range, of shares of the Equity Fund, International Opportunities Fund and Sustainable Solutions Fund beneficially owned by Ms. Domini and Ms. Laible:

Name of Portfolio Manager	Beneficial Ownership of the Equity Fund	Beneficial Ownership of the International Opportunities Fund	Beneficial Ownership of the Sustainable Solutions Fund
Amy Domini Thornton	over $1,000,000	$100,000‑$500,000	$500,001‑$1,000,000
Carole M. Laible	$500,001‑$1,000,000	$100,000‑$500,000	$100,000‑$500,000

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SUBADVISERS
The Funds may use one or more subadvisers who are responsible for the day‑to‑day management of the Fund’s investments, subject to the oversight of the Adviser. The subadvisers are paid out of the fees paid to the Adviser. The Fund has no responsibility to pay any fee to a subadviser.
The Funds employ a “manager of managers” structure. In this regard, the Funds have received an exemptive order from the SEC (Release No. IC‑30035) that permits the Adviser, without shareholder approval, to enter into and materially amend any submanagement agreement upon approval of the Board of Trustees. The exemptive order permits the Funds to disclose the aggregate subadvisory fee paid to unaffiliated subadvisers on behalf of each Fund instead of disclosing the specific fee paid to each subadviser. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new subadviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new subadviser. Moreover, the Adviser will not enter into a submanagement agreement with any affiliated subadviser without shareholder approval. The Adviser has ultimate responsibility (subject to Board oversight) to oversee the subadvisers and to recommend their hiring, termination, and replacement.
Each Submanagement Agreement provides that the applicable subadviser may render services to others. Each Submanagement Agreement is terminable without penalty upon not more than 60 days’ nor less than 30 days’ written notice by a Stock Fund, or the Bond Fund, as the case may be, when authorized either by majority vote of the outstanding voting securities in the Stock Fund (with the vote of each being in proportion to the amount of their investment), or the Bond Fund, as applicable, or by a vote of the majority of the appropriate Board of Trustees, or by Domini with the consent of the Trustees, and may be terminated by the applicable subadviser on not less than 90 days’ written notice to Domini and the Trustees, and will automatically terminate in the event of its assignment. Each Submanagement Agreement provides that the applicable subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to a Stock Fund, or the Bond Fund, as the case may be, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.
SSGA FUNDS MANAGEMENT, INC.
SSGA FM provides submanagement services with respect to the Equity Fund, International Opportunities Fund, and Sustainable Solutions Fund pursuant to investment submanagement agreements with Domini on behalf of each Fund (the “Submanagement Agreements”). SSGA FM furnishes at its own expense all services, facilities, and personnel necessary in connection with managing each Fund’s investments and effecting securities transactions for the Fund. The Submanagement Agreement with SSGA FM will continue in effect if such continuance is specifically approved within two years of its effective date, and at least annually thereafter with respect to each Fund, by the Board of Trustees or by a majority vote of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on the Fund’s Submanagement Agreement, and, in either case, by a majority of the Trustees who are not parties to such Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Submanagement Agreement.
SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of July 31, 2021, SSGA FM managed approximately $787.85 billion in assets and SSGA managed approximately $3.93 trillion in assets. SSGA FM’s principal business address is One Iron Street, Boston, Massachusetts 02210.
SSGA commenced subadvisory services for the Equity Fund on December 1, 2018. For the period from November 30, 2006 through November 30, 2018, Wellington Management Company LLP served as the Equity Fund’s subadviser.

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Additional Information about SSGA Portfolio Managers
Kathleen Morgan, CFA, Vice President of SSGA FM and SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, joined SSGA as an investment professional in 2017 and has been a member of the Global Equity Beta Solutions Group since that time. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. She has been a portfolio manager of the Domini Impact Equity Fund since 2018. Prior to joining SSGA, Ms. Morgan worked in Equity Product Management at Wellington Management from 2015 to 2017, conducting independent risk oversight and developing investment product marketing strategy. Ms. Morgan’s prior experience also includes index equity portfolio management at BlackRock. She has been an investment professional since 2006.
As of July 31, 2021, Ms. Morgan had day‑to‑day management responsibilities for the assets of: (i) 127 other registered investment companies with approximately $869.67 billion in assets under management, (ii) 383 other pooled investment vehicles with approximately $786.67 billion in assets under management, and (iii) 527 other accounts with a total of approximately $506.99 billion in assets under management. There are no performance-based fees associated with these accounts.
Michael Finocchi, Principal of SSGA FM and SSGA, and a Portfolio Manager in the Global Equity Beta Solutions Group, joined SSGA as an investment professional in 2005. He has been a portfolio manager of the Domini Sustainable Solutions Fund since 2020 and the Domini International Opportunities Fund since 2021. Prior to assuming his portfolio manager role in 2012, Mr. Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds managed by the Global Equity Beta Solutions Group. Before joining SSGA in 2005, he worked for Investors Bank & Trust as a senior tax analyst following his role in custody servicing.
As of July 31, 2021, Mr. Finocchi had day‑to‑day management responsibilities for the assets of: (i) 127 other registered investment companies with approximately $869.67 billion in assets under management, (ii) 383 other pooled investment vehicles with approximately $786.67 billion in assets under management, and (iii) 527 other accounts with a total of approximately $506.99 billion in assets under management. There are no performance-based fees associated with these accounts.
Potential Conflicts of Interest
A Portfolio Manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the Portfolio Manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio Managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio Managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the Portfolio Managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the Portfolio Managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participate in transactions with other accounts. His or her

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investment(s) may create an incentive for the Portfolio Manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, Portfolio Managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.
Compensation of SSGA FM Portfolio Manager and Ownership of Fund Shares
SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post‑tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one‑, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post‑tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the passive equity investment team, incentive pool funding is driven in part by the post‑tax 1 and 3‑year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.
SSGA recognizes and rewards outstanding performance by: (i) promoting employee ownership to connect employees directly to the company’s success; (ii) using rewards to reinforce mission, vision, values and business strategy; (iii) seeking to recognize and preserve the firm’s unique culture and team orientation; and (iv) providing all employees the opportunity to share in the success of SSGA.
As of July 31, 2021, Ms. Morgan did not own any equity securities of the Equity Fund.
As of July 31, 2021, Mr. Finocchi did not own any equity securities of the Sustainable Solutions Fund or the International Opportunities Fund.

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WELLINGTON MANAGEMENT COMPANY LLP
Wellington Management Company LLP (“Wellington Management”) submanages the assets of the International Equity Fund and Bond Fund pursuant to investment submanagement agreements with Domini on behalf of each Fund, respectively (each a “Submanagement Agreement”). Wellington Management furnishes at its own expense all services, facilities, and personnel necessary in connection with managing each of the above-referenced Fund’s investments and effecting securities transactions for each Fund. The Submanagement Agreements with Wellington Management will continue in effect if such continuance is specifically approved by April 30, 2019, and at least annually thereafter with respect to each Fund, by the Board of Trustees or by a majority vote of the outstanding voting securities of the applicable Fund at a meeting called for the purpose of voting on such Fund’s Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to such Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Submanagement Agreement.
Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of July 31, 2021, Wellington Management had investment management authority with respect to approximately $1.388 trillion in assets.
Additional Information about Wellington Management Portfolio Managers
The International Equity Fund is submanaged by a team of investment professionals from the quantitative management group at Wellington Management. The Bond Fund is submanaged by a team of investment professionals from the US broad market team at Wellington Management. The following information regarding each investment professional’s compensation, other accounts, and ownership of Fund shares has been provided by Wellington Management.
David J. Elliott, CFA, FRM, Senior Managing Director, Co‑Director of Quantitative Investments, and Director of Quantitative Portfolio Management of Wellington Management, joined Wellington Management in 1995 and has been an investment professional with Wellington Management since 1999 and a member of the quantitative management group supporting the Domini Funds since 2005 and has served as a portfolio manager responsible for the International Equity Fund since May 2009 As of July 31, 2021, Mr. Elliott had day‑to‑day management responsibilities for the assets of: (i) 3 registered investment companies with approximately $611 million in assets under management, (ii) 20 other pooled investment vehicles with approximately $1.86 billion in assets under management, and (iii) 11 other accounts with a total of approximately $4.53 billion in assets under management. The advisory fee for 9 of these accounts (with approximately $1.16 billion in aggregate assets) is based upon performance.
Christopher Grohe, CFA, Senior Managing Director, Associate Director of the Quantitative Investments Group of Wellington Management, has been an investment professional with Wellington since 2002 and a member of the quantitative group supporting the Domini Funds since 2005. He has served as a portfolio manager responsible for the International Equity Fund since November 2021. As of July 31, 2021, Mr. Grohe had day‑to‑day management responsibilities for the assets of: (i) no registered investment companies, (ii) 2 other pooled investment vehicles with approximately $792 million in assets under management, and (iii) no other accounts. The advisory fee for none of these accounts is based upon performance.
Campe Goodman, CFA, Senior Managing Director, and Fixed Income Portfolio Manager of Wellington Management, joined Wellington Management in 2000 and has served as the portfolio manager responsible for the Bond Fund since January 7, 2015. As of July 31, 2021, Mr. Goodman had day‑to‑day management responsibilities for the assets of: (i) 16 registered investment companies with approximately $12.6 billion in assets under management, (ii) 21 other pooled investment vehicles with approximately $8.8 billion in assets under management, and (iii) 46 other accounts with a total of approximately $18.4 billion in assets under management. The advisory fee for one of these accounts (with approximately $165 million in aggregate assets) is based upon performance.

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Potential Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s portfolio manager listed in the prospectus who is primarily responsible for the day‑to‑day management of the relevant Fund (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.
A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. Also, investment professionals at Wellington Management may make investments in different parts of an issuer’s capital structure such as acquiring a loan of a particular borrower in one account while making an equity investment in that same borrower on behalf of another account. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Elliott, Grohe, and Goodman also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation of Wellington Management Portfolio Managers and Ownership of Fund Shares
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the applicable Submanagement Agreement between Wellington Management and Domini with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended July 31, 2021.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s

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compensation of each Fund’s manager listed in the prospectus who is primarily responsible for the day‑to‑day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre‑tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five- year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Elliott, Grohe, and Goodman are Partners.

Fund	Benchmark Index and/or Peer Group
Domini Impact Bond Fund	Bloomberg U.S. Aggregate Bond
Domini Impact International Equity Fund	EAFE SRI Optimized Custom Benchmark
As of July 31, 2021, Mr. Elliott did not own any equity securities of the Domini Impact International Equity Fund.
As of July 31, 2021, Mr. Grohe did not own any equity securities of the Domini Impact International Equity Fund.
As of July 31, 2021, Mr. Goodman owned $10,001‑50,000 in equity securities of the Domini Impact Bond Fund.
SUB‑ADVISORY FEES PAID BY EACH FUND
Equity Fund
As noted above, SSGA commenced subadvisory services for the Fund on December 1, 2018. For the period from November 30, 2006 through November 30, 2018, Wellington Management served as the Equity Fund’s subadviser.
For the fiscal year ended July 31, 2021 and 2020, and the fiscal period November 30, 2018 through July 31, 2019, Domini paid SSGA subadvisory fees with respect to the Equity Fund of $244,260, $204,093 and $131,730, respectively (0.03%, 0.03% and 0.02% of the average daily net assets of the Fund, respectively).
For the fiscal year period July 31, 2018 through November 30, 2018, Domini paid Wellington Management subadvisory fees with respect to the Equity Fund of $545,596 (0.07% of the average daily net assets of the Fund).
International Opportunities Fund
For the fiscal year period from November 30, 2020 (commencement of operations) through July 31, 2021, Domini paid SSGA subadvisory fees with respect to the International Opportunities Fund of $8,331 ( 0.03% of the average daily net assets of the Fund).

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Sustainable Solutions Fund
For the fiscal year ended July 31, 2021, and the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020, Domini paid SSGA submanagement fees with respect to the Sustainable Solutions Fund of $64,118 and $1,239, respectively (0.21% and 0.01% of the average daily net assets of the Fund, respectively).
International Equity Fund
For the fiscal years ended July 31, 2021, 2020, and 2019, Domini paid Wellington Management submanagement fees with respect to the International Equity Fund of $5,132,171, $4,932,932, and $5,566,706, respectively (0.39% 0.44%, and 0.44%, of the average daily net assets of the Fund, respectively).
Bond Fund
For the fiscal years ended July 31, 2021, 2020, and 2019, Domini paid Wellington Management submanagement fees with respect to the Bond Fund of $415,575, $341,571, and $292,105, respectively, 0.20%, 0.20%, and 0.20%, of the average daily net assets of the Fund, respectively).
SPONSOR
Pursuant to a Sponsorship Agreement with respect to the Equity Fund and an Administration Agreement with respect to the Bond Fund, Domini provides the Funds with oversight, administrative, and management services. Domini provides each Fund with general office facilities and supervises the overall administration of each Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of each Fund; the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual Reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in each Fund regarding the securities holdings of the Equity Fund and the Bond Fund, as applicable, limits on investment, and the Funds’ proxy voting philosophy and shareholder activism philosophy; and arranging for the maintenance of books and records of each Fund. Domini provides persons satisfactory to the Board of Trustees of the Funds to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Funds, may be directors, officers, or employees of Domini or its affiliates.
Under the Sponsorship Agreement between Domini and the Trust on behalf of the Equity Fund, Domini receives fees for administrative and sponsorship services with respect to the Equity Fund at the following rates: 0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion of net assets managed, and 0.43% of net assets managed in excess of $3 billion. Currently, Domini has contractually agreed to reduce its fee to the extent necessary to keep the annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.09%, 1.09%, 0.74%, and 0.80% of the average daily net assets of the Investor, Class A, Institutional, and Class Y shares of the Equity Fund, respectively.
For the fiscal years ended July 31, 2021, 2020, and 2019, the Equity Fund incurred $4,370,851, $3,467,092, and $3,403,044, respectively, in sponsorship fees, after waivers.
Under the Administration Agreement between Domini and the Trust on behalf of the Bond Fund, Domini receives fees for administrative services with respect to the Bond Fund at the rate of 0.25% of the average daily net assets of each class of that Fund. Currently, Domini is reducing its fee to the extent necessary to keep the annual expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and expenses, at no greater than 0.87%, 0.57%, and 0.65% of the average daily net assets of the Investor, Institutional, and Class Y shares of the Bond Fund, respectively. For the fiscal years ended July 31, 2021, 2020, and 2019, the Bond Fund paid $519,468, $426,964, and $365,132, respectively, in administration fees, after waivers.

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The Sponsorship Agreement with respect to the Equity Fund and the Administration Agreement with respect to the Bond Fund provide that Domini may render administrative services to others. The Sponsorship Agreement and the Administration Agreement also provide that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the oversight, administration, or management of a Fund or the performance of its or their duties under the Sponsorship Agreement or Administration Agreement, as applicable, except for willful misfeasance, bad faith, or gross negligence in the performance of its or their duties or by reason of the reckless disregard of its or their obligations and duties under the Sponsorship Agreement or Administration Agreement, as applicable.
SHAREHOLDER SERVICE AGENT
Under the Shareholder Services Agreement between Domini and the Trust, Domini receives fees for providing certain shareholder services with respect to the Funds and their shareholders. For these services Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account.
For the fiscal years ended July 31, 2021, 2020, and 2019, the Equity Fund paid $44,545, $46,572, and $52,259, respectively, in Shareholder Service Agent fees, after waivers. For the fiscal years ended July 31, 2021, 2020, and 2019, Domini did not waive any Shareholder Service Agent fees.
For the fiscal year period November 30, 2020 (commencement of operations) through July 31, 2021, the International Opportunities Fund paid $243 in Shareholder Service Agent fees, after waivers. For the fiscal year period November 30, 2020 (commencement of operations) through July 31, 2021, Domini did not waive any Shareholder Service Agent fees.
For the fiscal year ended July 31, 2021 and the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020, the Sustainable Solutions Fund paid $1,628 and $228 in Shareholder Service Agent fees, after waivers. For the fiscal year ended July 31, 2021 and the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020, Domini did not waive any Shareholder Service Agent fees.
For the fiscal years ended July 31, 2021, 2020, and 2019, the International Equity Fund paid $20,068, $36,446, and $60,729, respectively in Shareholder Service Agent fees, after waivers. For the fiscal years ended July 31, 2021, 2020, and 2019, Domini did not waive any Shareholder Service Agent fees.
For the fiscal years ended July 31, 2021, 2020, and 2019, the Bond Fund paid $10,524, $10,810, and $12,419, respectively, in Shareholder Service Agent fees, after waivers. For the fiscal years ended July 31, 2021, 2020, and 2019, Domini waived Shareholder Service Agent fees totaling, $106, $81, and $62.
DISTRIBUTOR
Each Fund has adopted a Distribution Plan with respect to its Investor shares and its Class A shares. The Distribution Plan provides that Investor shares and Class A shares of a Fund may pay the Distributor a fee not to exceed 0.25% per annum of the average daily net assets of that class as compensation for distribution services provided by the Distributor in connection with the sale of these shares, not as reimbursement for specific expenses incurred. Thus, even if the Distributor’s expenses exceed the fees provided for by the Distribution Plan, the Funds will not be obligated to pay more than those fees, and, if the Distributor’s expenses are less than the fees paid to it, it will realize a profit. The Distributor may use such fees to pay broker-dealers, financial institutions, or other financial intermediaries as compensation in connection with the purchase, sale, or retention of Investor shares of the Funds, the advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, the expenses of preparing and printing sales literature, and other distribution-related expenses.
For the fiscal years ended July 31, 2021, 2020, and 2019, Investor shares of the Equity Fund accrued $2,060,769, $1,630,015, and $1,566,399, respectively, in distribution fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Class A shares of the Equity Fund accrued $17,617, $15,033, and $17,016, in distribution fees.

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For the fiscal period November 30, 2020 through July 31, 2021, Investor shares of the International Opportunities Fund accrued $2,817 in distribution fees.
For the fiscal year ended July 31, 2021 and the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020, Investor shares of the Sustainable Solutions Fund accrued $35,311 and $2,796, respectively, in distribution fees.
For the fiscal years ended July 31, 2021, 2020, and 2019, Investor shares of the International Equity Fund, accrued $843,522, $1,006,353, and $1,265,790, respectively, in distribution fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Class A shares of the International Equity Fund accrued $55,245, $59,584, and $118,281, respectively, in distribution fees.
For the fiscal years ended July 31, 2021, 2020, and 2019, Investor shares of the Bond Fund accrued $370,335, $325,701, and $309,132, respectively, in distribution fees.
For the fiscal year ended July 31, 2021, payments made by Investor shares of the Equity Fund pursuant to the Distribution Plan were used for advertising $397,559, printing and mailing of prospectuses to other than current shareholders $21,606, compensation to dealers $613,060, communications and servicing $359,268, compensation of employees and related overhead expenses $652,000, and payments to the underwriter $17,276. The Distributor waived fees totaling $0. For the fiscal year ended July 31, 2021, payments made by Class A shares of the Equity Fund pursuant to the Distribution Plan were used for advertising $69, printing and mailing of prospectuses to other than current shareholders $34, compensation to dealers $7,323, communications and servicing $920, and payments to the underwriter $9,271. The Distributor waived fees totaling $9,271.
For the fiscal period November 30, 2020 (commencement of operations) through July 31, 2021, payments made by Investor shares of the International Opportunities Fund were used for payments to the underwriter $2,817. The Distributor waived fees totaling $2,817.
For the fiscal year ended July 31, 2021, payments made by Investor shares of the Sustainable Solutions Fund pursuant to the Distribution Plan were used for payments to the underwriter $35,311. The Distributor waived fees totaling $35,311.
For the fiscal year ended July 31, 2021, payments made by Investor shares of the International Equity Fund, pursuant to the Distribution Plan were used for advertising $20,265, printing and mailing of prospectuses to other than current shareholders $10,717, compensation to dealers $768,581, and communications and servicing $43,959. The Distributor waived fees totaling $0. For the fiscal year ended July 31, 2021, payments made by Class A shares of the International Equity Fund pursuant to the Distribution Plan were used for advertising $472, printing and mailing of prospectuses to other than current shareholders $2, compensation to dealers $54,196, communications and servicing $613, and payments to underwriter $575. The Distributor waived fees totaling $0.
For the fiscal year ended July 31, 2021, payments made by Investor shares of the Bond Fund pursuant to the Distribution Plan were used for advertising $25,436, printing and mailing of prospectuses to other than current shareholders $2,982, compensation to dealers $160,804, communication and servicing $11,844, and payments to the underwriter $169,269. The Distributor waived fees totaling $169,269.
The Distribution Plan will continue in effect indefinitely as to a class if such continuance is specifically approved at least annually by a vote of both a majority of that Fund’s Trustees and a majority of the Trust’s Trustees who are not “interested persons of the Fund” and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan (“Independent Trustees”). The Distributor will provide to the Trustees of each Fund a quarterly written report of amounts expended by the applicable class under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Trust’s Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust. The Distribution Plan may be terminated as to a class at any time by a vote of a majority of the Trust’s Independent Trustees or by a vote of the shareholders of that class. The Distribution Plan may not be materially amended with respect to a class without a vote of the majority of both the Trust’s Trustees and Independent Trustees. The Distributor will preserve copies of any plan, agreement, or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

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Each Fund has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of each Fund in connection with the offering of shares of that Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The Distributor acts as the principal underwriter of shares of each Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.
TRANSFER AGENT, CUSTODIAN, AND SERVICE ORGANIZATIONS
The Trust has entered into a Master Services Agreement with Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), of 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, pursuant to which Ultimus acts as the transfer agent and provides shareholder servicing for each Fund. The Transfer Agent maintains an account for each shareholder of the Funds, performs other transfer agency functions, and acts as dividend disbursing agent for the Funds. At its discretion, Ultimus may agree to waive a portion of its fee.
Each Fund has entered into a Custodian Agreement with State Street Bank and Trust Company (“State Street” or the “Custodian”), 100 Summer Street, Boston, MA 02110, pursuant to which State Street acts as custodian for each Fund. At its discretion, State Street may agree to waive a portion of its fee.
The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund’s investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each Fund. Securities held by each Fund may be deposited into certain securities depositories. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.
Each Fund, the distributor and/or its affiliates, may from time to time enter into agreements with various banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations (collectively, “Service Organizations”) to provide shareholder servicing for that Fund, such as responding to customer inquiries and providing information on their investments. Each Fund, its distributor, and/or its affiliates may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of that Fund owned by shareholders with whom the Service Organization has a servicing relationship.
In addition, each Fund, the Fund’s distributor, and/or its affiliates, may from time to time enter into agreements with Service Organizations to provide subtransfer agency, subaccounting, or administrative services for that Fund, such as providing omnibus account or transaction processing services and maintaining shareholder accounts and transaction records. Because omnibus trading offers economies for the Funds, each Fund may reimburse Service Organizations for their costs related to servicing shareholder accounts. These fees may be based upon the number or value of client positions, the levels of service provided, or be a flat fee per year per client. Not all intermediaries receive such additional compensation and the amount of compensation varies.
For the fiscal years ended July 31, 2021, 2020, and 2019, Investor shares of the Equity Fund accrued $351,781, $246,761, and $225,109, respectively, in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Class A shares of the Equity Fund accrued $3,346, $3,270, and $3,021, respectively, in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, the Institutional shares of the Equity Fund accrued $1,740, $1,615, and $2,650, respectively in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Class Y shares of the Equity Fund accrued $5,271, $1,116, and $612, respectively, in Service Organization fees.
For the fiscal period November 30, 2020 (commencement of operations) through July 31, 2021, Investor shares and Institutional shares of the International Opportunities Fund accrued $1,790 and $0, respectively, in Service Organization fees.
For the fiscal year ended July 31, 2021 and the fiscal period April 1, 2020 (commencement of operations) through July 31, 2020, Investor shares of the Sustainable Solutions Fund accrued $10,826 and $1,135, respectively, in Service Organization fees. For the fiscal year ended July 31, 2021 and the fiscal period April 1, 2020 (commencement of

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operations) through July 31, 2020, Institutional shares of the Sustainable Solutions Fund accrued $0 and $0, respectively, in Service Organization fees.
For the fiscal year ended July 31, 2021, 2020, and 2019, Investor shares of the International Equity Fund accrued $319,416, $353,690, and $386,103, respectively, in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, the Class A shares of the International Equity Fund accrued $10,246, $12,248, and $25,326, respectively, in Service Organization fees. For the fiscal year ended July 31, 2021, 2020, and 2019, the Institutional shares of the International Equity Fund accrued $29, $0, and $0, respectively, in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Class Y shares of the International Equity Fund accrued $215,468, $121,446, and $154,999, respectively, in Service Organization fees.
For the fiscal years ended July 31, 2021, 2020, and 2019, Investor shares of the Bond Fund accrued $110,384, $92,648, and $72,822, respectively, in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Institutional shares of the Bond Fund accrued $0, $0, and $2,000, respectively, in Service Organization Fees. For the fiscal period from June 1, 2021 through July 31, 2021, Class Y Shares of the Bond Fund accrued $1,442 in Service Organization Fees. Class Y shares of the Bond Fund had not yet commenced operations for periods prior to June 1, 2021.
EXPENSES
The Funds are each responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of a Fund; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent registered public accounting firms, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of a Fund; insurance premiums; and expenses of calculating the net asset value of the shares of the Funds.
Each Fund will also pay sponsorship or administrative fees payable to Domini and all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.
Each Fund will pay the expenses connected with the execution, recording, and settlement of security transactions, and the investment management fees payable to Domini. Each Fund also will pay the fees and expenses of its custodian for all services to the Funds, as applicable, including safekeeping of Funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.
CODES OF ETHICS
The Funds, Domini, SSGA FM, Wellington Management, and the Distributor have each adopted a Code of Ethics (collectively, the “Codes of Ethics”) under Rule 17j‑1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1‑202‑551‑8090. The Codes of Ethics are available on the EDGAR database on the SEC’s Internet site at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.
5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, of Two Financial Center, 60 South Street, Boston, Massachusetts, is the independent registered public accounting firm for the Funds.

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6. TAXATION
The Taxation summary provided herein is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the U.S. Internal Revenue Service (“IRS”), and judicial decisions in effect as of the date of this Statement of Additional Information. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Shareholders and prospective investors should consult their own tax advisors concerning the potential federal, state, local, and foreign tax consequences of an investment in a Fund, with specific reference to their own tax situation.
TAXATION OF THE FUNDS
Federal Taxes
Each Fund is treated as a separate entity for U.S. federal income tax purposes under the Code.
Each Fund has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders, provided that it meets certain distribution requirements imposed by the Code. If a Fund should fail to qualify for treatment as a regulated investment company in any year, that Fund would incur a regular corporate federal income tax upon its taxable income, and Fund distributions would generally be taxable as ordinary dividend income to shareholders. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but, in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.
The Funds will be subject to a nondeductible 4% U.S. federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. The Funds intend to make distributions in such amounts and at such times so as not to be subject to the excise tax.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a regulated investment company’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward indefinitely to offset its capital gains in future years. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses.
Foreign Income Taxes
Each Fund may be subject to certain taxes, including, without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, a Fund may elect, for United States federal income tax purposes, to “pass through” foreign income taxes to its shareholders. The International Opportunities Fund and International Equity Fund expect to qualify for and make this election, but we do not expect the Equity Fund, Sustainable Solutions Fund, or the Bond Fund to be able to pass through to shareholders foreign tax credits or deductions with respect to taxes imposed by foreign countries on those Funds’ income and capital gains. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.
For any year that a Fund qualifies for and makes such an election, each shareholder of the Fund will be required to include in his or her income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country’s government, and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign income taxes paid by the Fund may be claimed, however, by noncorporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the

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Code, such as pension plans, generally will derive no benefit from this election. No deduction for such amounts will be permitted in computing a shareholder’s alternative minimum tax liability.
The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of foreign tax or an exemption from foreign tax on such income; the Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund’s effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested within various countries is not known. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be reduced or the foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.
State Taxes
Each Fund is organized as a series of the Trust, a Massachusetts business trust. As long as a Fund qualifies as a “regulated investment company” under the Code, it will not have to pay Massachusetts income or excise taxes.
TAXATION OF SHAREHOLDERS
Taxation of Distributions
Shareholders of each Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund, whether the distributions are paid in cash or reinvested in additional shares. Dividends from ordinary income and any distributions from net short-term capital gains are generally taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Distributions of ordinary dividends to a Fund’s noncorporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, to the extent such distributions are derived from, and reported by a Fund as, “qualified dividend income,” and provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. If 95% or more of a Fund’s gross income, calculated without taking into account net capital gains, represents “qualified dividend income,” the Fund may report, and the Fund’s noncorporate shareholders may then treat, all such income as “qualified dividend income,” provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or from “qualified foreign corporations,” which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as distributions paid by a “qualified foreign corporation” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” are not “qualified foreign corporations.” The Bond Fund does not expect any material portion of its distributions to be treated as qualified dividend income.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.
Certain tax‑exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.
Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares.

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Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.
Dividends-Received Deduction
If a Fund invests in equity securities of U.S. corporations, a portion of the Fund’s ordinary income dividends may be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations. Since the investment income of the Bond Fund is generally derived from interest rather than dividends, no material portion of the dividends received from this Fund is expected to be eligible for the dividends-received deduction. The portion of any Fund’s dividends that is derived from investments in foreign corporations will not qualify for such deduction.
“Buying a Dividend”
Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before or on the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.
Disposition of Shares
In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon a disposition of shares in a Fund held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions by the Fund to the shareholder of long term capital gains. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.
A Fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, a Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares of a Fund acquired prior to January 1, 2012 and shares of that same Fund acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has different bases for different shares of a particular Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of each share sold using a default method unless the shareholder has properly elected to use a different method. The Funds’ default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account‑by‑account basis, to use a method other than average basis by following procedures established by the Funds. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such date, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
Taxation of Non‑U.S. Shareholders
Dividends and certain other payments (but not including distributions of net capital gains, “short-term capital gain dividends” and “interest-related dividends” (described below)) to persons who are neither citizens nor residents of the United States or U.S. entities (“Non‑U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at the 30% rate on taxable dividends and other payments to Non‑U.S. Persons to the extent that such dividends and payments are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund.

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Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any.
Unless certain non‑U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to Fund distributions payable to such entities. A non‑U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Backup Withholding
Each Fund is required in certain circumstances to apply backup withholding on reportable payments, including ordinary dividends, capital gain dividends, redemption proceeds, and certain other payments that are paid to any noncorporate shareholder (including a Non‑U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30% withholding tax on shareholders who are Non‑U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the IRS within the time period appropriate to such claims.
EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS
Certain Debt Instruments
An investment by the Bond Fund in zero coupon bonds, deferred interest bonds, payment‑in‑kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.
Options, etc.
A Fund’s transactions in options, futures contracts, forward contracts, swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures contracts, forward contracts, swaps, and related transactions to the extent necessary to meet the requirements of the Code.
Foreign Securities
Special tax considerations apply with respect to foreign investments of each Fund. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses.
The Stock Funds may make equity investments in foreign entities that may be treated as “passive foreign investment companies” (or “PFICs”) for U.S. federal income tax purposes. If a Fund does invest in a PFIC, then that Fund may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to, the sale or other

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disposition of the stock of, such PFIC. If the Fund is eligible to make and makes either a “qualified electing fund” election or a “mark to market” election with respect to its investment in a PFIC, then that Fund may have taxable income from such investment regardless of whether it receives any actual distributions of cash derived from the PFIC in any given year. In order to enable a Fund to distribute its share of this income and avoid a tax, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss. The Funds do not anticipate that the Bond Fund will make equity investments in any foreign entity that is treated as a PFIC for U.S. federal income tax purposes.
If a sufficient portion of the interests in a foreign issuer are held or deemed held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some gains recognized by a Fund on the disposition of interests in a CFC may be treated as ordinary income. The Funds do not anticipate that the Bond Fund will make equity investments in any foreign entity that is treated as a CFC for U.S. federal income tax purposes.
Investments in REMICs
Any investment by the Bond Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax‑exempt organizations as shareholders. Prospective investors that are tax exempt should consult their tax advisers regarding an investment in a Fund.
The foregoing discussion should not be viewed as a comprehensive discussion of the items referred to nor as addressing all tax considerations relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Each current and prospective shareholder should consult his or her own tax advisers for additional details regarding potential tax consequences of an investment in a Fund, based on his or her particular tax status.
7. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to implement the purchase or sale of securities for the Equity Fund, International Opportunities Fund, and Sustainable Solutions Fund, and purchase or sell securities for the International Equity Fund and Bond Fund are made by portfolio managers who are employees of the applicable Subadviser and who are appointed and supervised by its senior officers. The portfolio managers who are employees of a Subadviser of the Funds may serve other clients of a Subadviser in a similar capacity.
The primary consideration in placing securities transactions for the Funds with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.
Wellington Management
Wellington Management attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Funds and other clients of Wellington on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions in accordance with the Policy and Procedures on Order Execution and Research Services. Wellington Management may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to Wellington’s duty to obtain best execution. In the case of securities traded in the over‑the‑counter market (where no stated commissions are paid but the prices include a dealer’s markup or markdown), Wellington normally seeks to deal directly with the primary market makers, unless in its opinion best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Most of the Bond Fund’s transactions will be on a principal basis.
SSGA FM
Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (e.g., fixed income securities) because

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the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer’s quoted price at which it is willing to sell the security and the dealer’s quoted price at which it is willing to buy the security. When a Fund executes an over the counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, SSGA FM seeks to achieve best execution. SSGA FM’s duty to seek best execution requires SSGA FM to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
SSGA FM refers to and selects from the list of approved trading counterparties maintained by SSGA FM’s Credit Risk Management team. In selecting a trading counterparty for a particular trade, SSGA FM seeks to weigh relevant factors, including, but not limited to the following:
• Prompt and reliable execution;
• The competitiveness of commission rates and spreads, if applicable;
• The financial strength, stability and/or reputation of the trading counterparty;
• The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
• Local laws, regulations or restrictions;
• The ability of the trading counterparty to maintain confidentiality;
• The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
• Market share;
• Liquidity;
• Price;
• Execution related costs;
• History of execution of orders;
• Likelihood of execution and settlement;
• Order size and nature;
• Clearance and settlement capabilities, especially in high volatility market environments;
• Availability of lendable securities;
• Sophistication of the trading counterparty’s trading capabilities and infrastructure/facilities;
• The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
• Speed and responsiveness to SSGA FM;
• Access to secondary markets;
• Counterparty exposure; and
• Depending on the circumstances, SSGA FM may take other relevant factors into account if SSGA FM believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.

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In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. SSGA FM does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, SSGA FM may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that SSGA FM places upon the relevant factors:
(i) The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii) The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii) The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv) Whether the transaction is a ‘delivery versus payment’ or ‘over the counter’ transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over the counter’ transactions; and/or
(v) Any other circumstances relevant SSGA FM believes is relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker‑dealers in relation to the Funds.
Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, a Subadviser may select brokers who charge a commission in excess of that charged by other brokers, if the Subadviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Subadviser by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries, or general economic conditions. These services may provide both domestic and international perspective. The Manager or Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Manager or Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. Arrangements for the receipt of research services from brokers may create conflicts of interest. While the payment of higher commissions increases a Fund’s costs, the Subadviser and Manager do not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Subadviser and Manager, respectively.
Research services furnished by brokers who effect securities transactions for the Funds may be used by the Subadviser or Manager in servicing other investment companies and accounts that it manages. Similarly, research services furnished to a Subadviser or the Manager by brokers who effect securities transactions for other investment companies and accounts that the Subadviser or Manager manage, respectively, may be used by the Subadviser or Manager in servicing the applicable Fund. Not all of these research services are used by a Subadviser or the Manager in managing any particular account, including the Funds.
SSGA FM does not currently use the Funds’ assets in connection with third-party soft dollar arrangements. While SSGA FM does not currently use “soft” or commission dollars paid by the Funds for the purchase of third-party research, SSGA FM reserves the right to do so in the future.
The Funds encourage the Subadvisers to use minority- and women-owned brokerage firms to execute the Funds’ transactions, subject to the Subadviser’s duty to obtain best execution. A Subadviser may choose to direct transactions to minority- and women-owned brokerage firms that will contract for a correspondent broker to execute and clear the trades. While each Subadviser believes that it will obtain best execution in these transactions, the Funds may forego other benefits (like research) that it would have received if such transactions were executed through correspondent brokers directly. The Board of Trustees has determined that these arrangements are appropriate in light of the overall philosophy and goals of the Funds.
For the fiscal years ended July 31, 2021, 2020, and 2019, the Equity Fund paid brokerage commissions of $38,753. $55,686, and $227,032, respectively.

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For the fiscal period November 30, 2020 (commencement of operations) through July 31, 2021, the International Opportunities Fund paid brokerage commissions of $6,279.
For the fiscal year ended July 31, 2021 and the fiscal year period from April 1, 2020 (commencement of operations) through July 31, 2020, the Sustainable Solutions Fund paid brokerage commissions of $7,896 and $3,462, respectively.
For the fiscal years ended July 31, 2021, 2020, and 2019, the International Equity Fund paid brokerage commission of $677,315, $655,457, and $626,247, respectively.
No portfolio transactions may be executed with the Adviser or a Subadviser, or with any affiliate of the Adviser or a Subadviser, acting either as principal or as broker, except as permitted by applicable law.
The Equity Fund, International Opportunities Fund, Sustainable Solutions Fund and International Equity Fund did not pay any brokerage commissions to affiliated brokers during its fiscal years ended July 31, 2021, 2020, and 2019.
For the fiscal years ended July 31, 2021, 2020, and 2019, the Bond Fund did not pay any brokerage commissions.
In certain instances there may be securities that are suitable for the Funds as well as for one or more of a Subadviser’s or Domini’s other clients. Investment decisions for the Funds and for a Subadviser’s or Domini’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds.
8. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES
The Trust is a Massachusetts business trust established under a Declaration of Trust dated as of March 1, 1990. The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0.00001 per share) in separate series and to divide any such series into classes of shares. Currently the Funds are the only series offered by the Trust. The Equity Fund has four classes of shares: Investor shares, Class A shares, Institutional shares, and Class Y shares (prior to November 30, 2020, Class Y shares of the Equity Fund were known as Class R shares). The International Opportunities Fund and Sustainable Solutions Fund have two classes of shares: Investor shares and Institutional shares. The International Equity Fund has four classes of shares: Investor shares, Class A shares, Institutional shares and Class Y shares. The Bond Fund has four classes of shares: the Investor shares, Institutional shares, Class R shares and Class Y shares. No Class R shares of the Bond Fund are being offered or are outstanding as of the date of this Statement of Additional Information. Each share of each class represents an equal proportionate interest in a series with each other share of that class. Upon liquidation or dissolution of a Fund, the Fund’s shareholders are entitled to share pro rata in the Fund’s net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).
The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in

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which case the assets of such other series could be used to meet liabilities that are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.
The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder’s shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of a Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund.
Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Funds and all other series of the Trust, if any, will generally vote together on all matters except when the Trustees determine that only shareholders of a particular Fund, series, or class are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so, and in such event the other shareholders of the Trust would not be able to elect any Trustee.
The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the Trust’s or a Fund’s shareholders when in the judgment of the Trust’s Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees under certain circumstances.
The Trust may, without shareholder approval, change a Fund’s form of organization, reorganize any Fund or series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate any Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, any Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Fund, series, or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund, series or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. Any Fund, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or that series or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.
The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any Fund, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and that are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

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The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.
Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Funds and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Funds and their shareholders and the Trust’s Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.
The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Such demand should be mailed to the Secretary of the Trust at the Trust’s principal office and should set forth in reasonable detail the nature of the proposed suit and the essential facts relied upon by the shareholder to support the allegations made in the demand. A Trustee is not considered to have a personal financial interest in any action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as Trustee or as a trustee of funds with the same or an affiliated investment adviser or distributor, or by virtue of the amount of such remuneration.
The Trust’s Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.
9. FINANCIAL STATEMENTS
The audited financial statements of the Equity Fund (Statement of Assets and Liabilities at July 31, 2021, Statement of Operations for the year ended July 31, 2021, Statements of Changes in Net Assets for each of the years in the two‑year period ended July 31, 2021, Financial Highlights for each of the years or periods in the five-year period ended July 31, 2021, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report) are hereby incorporated by reference to the Annual Report to Shareholders of the Equity Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2‑1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling 1‑800‑582‑6757 or online at www.domini.com/funddocuments.
The audited financial statements of the International Opportunities Fund (Statement of Assets and Liabilities for the fiscal period from November 30, 2020 through July 31, 2021, Statement of Operations for the fiscal period from November 30, 2020 through July 31, 2021, Statement of Changes in Net Assets for the fiscal period from November 30, 2020 through July 31, 2021, Financial Highlights for the fiscal period from November 30, 2020 through July 31, 2021, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report), are hereby incorporated by reference to the Annual Report to Shareholders of the International Opportunities Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2‑1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling 1‑800‑582‑6757 or online at www.domini.com/funddocuments.

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The audited financial statements of the Sustainable Solutions Fund (Statement of Assets and Liabilities at July 31, 2021, Statement of Operations for the year ended July 31, 2021, Statements of Changes in Net Assets for the fiscal year ended July 31, 2021 and the fiscal period from at April 1, 2020 (commencement of operations) through July 31, 2020, Financial Highlights for the fiscal year ended July 31, 2021 and the fiscal period from at April 1, 2020 (commencement of operations) through July 31, 2020, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report), are hereby incorporated by reference to the Annual Report to Shareholders of the Sustainable Solutions Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2‑1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling 1‑800‑582‑6757 or online at www.domini.com/funddocuments.
The audited financial statements of the International Equity Fund (Statement of Assets and Liabilities at July 31, 2021, Statement of Operations for the year ended July 31, 2021, Statements of Changes in Net Assets for each of the years in the two‑year period ended July 31, 2021, Financial Highlights for each of the years or periods in the five-year period ended July 31, 2021, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report), are hereby incorporated by reference to the Annual Report to Shareholders of the International Equity Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2‑1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling 1‑800‑582‑6757 or online at www.domini.com/funddocuments.
The audited financial statements of the Bond Fund (Statement of Assets and Liabilities at July 31, 2021, Statement of Operations for the year ended July 31, 2021, Statements of Changes in Net Assets for each of the years in the two‑year period ended July 31, 2021, Financial Highlights for each of the years or periods in the five-year period ended July 31, 2021, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report) are hereby incorporated by reference to the Annual Report to Shareholders of the Bond Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2‑1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling (800) 582‑6757 or online at www.domini.com/funddocuments.
* * * * *
            ®, Domini Impact Investments®, Domini®, Investing for Good®, and The Way You Invest Matters® are registered service marks of Domini. Domini International Opportunities FundSM, Domini Sustainable Solutions FundSM, Domini Impact Equity FundSM, Domini Impact International Equity FundSM, and Domini Impact Bond FundSMare service marks of Domini Impact Investments LLC (“Domini”). The Domini Impact Investment Standards is copyright © 2006-2020 by Domini Impact Investments LLC. All rights reserved.

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APPENDIX A
RATINGS INFORMATION
The following ratings are opinions of Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch, Inc. (“Fitch”), not recommendations to buy, sell, or hold an obligation. The ratings below are as described by the rating agencies. While the rating agencies may from time to time revise such ratings, they are under no obligation to do so. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.
In the case of “split-rated” securities or loans (i.e., securities or loans assigned non‑equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the subadviser will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination, and b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. If only one credit rating agency has rated a security, the one credit rating available will be used by the subadviser. If a security is not rated by all three credit rating agencies, then an internal credit rating, as determined by the subadviser, may be used. In the case of intermediate ratings, they are included in the category of the primary rating. For example, BBB‑ and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.
For certain securities, such as newly-issued bonds, expected credit ratings may be used until actual credit ratings are assigned by the credit rating agencies. In such cases, the securities may be purchased if it is anticipated at the time of purchase that rating agencies will assign ratings that are compliant with the investment guidelines. Should the actual credit rating assigned to a security diverge from the expected rating, the Fund’s subadviser will decide whether the Fund should continue to hold or sell the security. If an issue remains unrated by these rating agencies or it is anticipated that it will not be rated, then an internal credit rating, as determined by the subadviser, may be used.
Excerpts from Standard & Poor’s Description of its Ratings
Standard & Poor’s Four Highest Long-term Issue Credit Ratings
AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Plus (+) or Minus (-) — The ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-1

Standard & Poor’s Short-term Issue Credit Ratings
A‑1 — A short-term obligation rated “A—1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.
A‑2 — A short-term obligation rated “A—2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A‑3 — A short-term obligation rated “A—3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D — A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
NR — An issuer designated NR is not rated.
Standard & Poor’s Municipal Credit Ratings
A Standard & Poor’s municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP‑1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP‑2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP‑3 - Speculative capacity to pay principal and interest.
There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

A-2

MIG 1. This designation denotes superior quality.
Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2. This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.
MIG 3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.
SG. This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.
Standard & Poor’s Variable Rate Demand Obligations Ratings
In the case of variable rate demand obligations (VRDOs), a two‑component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.
When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.
VMIG rating expirations are a function of each issue’s specific structural or credit features.
VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
Standard & Poor’s Dual Credit Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A‑1+’ or ‘A‑1+/A‑1’). With U.S. municipal short-term demand debt, the U.S.

A-3

municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP‑1+/A‑1+’).
Excerpts from Moody’s Description of its Ratings
Moody’s Four Highest Long-Term Obligation Credit Ratings
Moody‘s Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid‑range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Moody’s Short-Term Ratings
Moody‘s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of related issuers.
P‑1 - Issuers (or supporting institutions) rated Prime‑1 have a superior ability to repay short-term debt obligations
P‑2 - Issuers (or supporting institutions) rated Prime‑2 have a strong ability to repay short-term debt obligations
P‑3 - Issuers (or supporting institutions) rated Prime‑3 have an acceptable ability to repay short-term obligations.
NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-4

Excerpts from Fitch’s Description of its Ratings
Rated entities in a number of sectors, including financial and non‑financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non‑payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre‑emptive and therefore voluntary use of such mechanisms.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.
Fitch’s Four Highest Long-Term Obligation Credit Ratings
AAA -- Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA -- Very high credit quality. ‘AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A -- High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB -- Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.
Fitch’s Short-Term Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1 -- Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 -- Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 -- Fair short-term credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non‑investment grade.

A-5

B -- Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.
C -- High short-term default risk. Default is a real possibility.
RD -- Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D -- Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-6

Appendix B
Proxy Voting Policies and Procedures
INTRODUCTION
These Proxy Voting Guidelines and Procedures have been adopted by the Domini Investment Trust on behalf of each of its series (each a Fund and collectively, the “Domini Funds” or the “Funds”) to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds’ shareholders, to whom the Funds owe a fiduciary duty.
The Board of Trustees (“Board”) of the Domini Funds delegates the responsibility to vote proxies for the Funds to Domini Impact Investments LLC, the Funds’ investment adviser (“Domini” or the “Adviser”), consistent with the Proxy Voting Guidelines and Procedures set forth herein. The Board reviews the Proxy Voting Guidelines and Procedures on an annual basis on behalf of the Funds and receives quarterly reports from Domini regarding the execution of its proxy voting duties. The Board also delegates to Domini the authority to make non‑material amendments to the Guidelines and Procedures as necessary, subject to annual ratification.

1.	Conflicts of Interest
The Board delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the Adviser’s proxy voting duties to the Adviser. Pursuant to the Proxy Voting Procedures, where a significant conflict of interest arises, the Board expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (see “Conflicts of Interest” below).

2.	Shareblocking and Other Obstacles to Voting
Certain countries impose “shareblocking” restrictions, meaning that a shareholder is prevented from trading shares for a period of time between the date of the deadline for submission of the vote and the annual meeting (these restrictions vary from country to country). The Adviser shall seek to vote shares for every holding in a Domini Fund portfolio. However, the Adviser may forego the opportunity to vote when, in its judgment, shareblocking restrictions could impair the ability to effectively manage a Fund’s portfolio.
In addition, due to particularly onerous procedural impediments in certain countries, the Adviser will not always be assured of the ability to vote Fund shares, and in certain circumstances may choose not to vote where it believes it may not be in a Fund’s best interests to cast a vote. The Adviser may also choose not to vote in certain markets that impose fees for voting proxies of if there is insufficient information available to make an informed voting decision.
A Fund may miss opportunities to vote when companies fail to provide information in a timely manner or when custodial or proxy advisory delays prevent the Adviser from voting Fund shares on time. The Adviser may also miss opportunities to consider certain proxy information when companies or proxy advisory firms fail to provide such information, research or analysis in a timely manner.

3.	International
The general principles guiding Domini’s proxy voting practices apply globally and we will seek to apply these Guidelines consistently in all markets unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Domini may refer to the research, analysis and recommendations provided by Institutional Shareholder Services, Inc. (“ISS”) in accordance with its International SRI Proxy Voting Guidelines.1

1 https://www.issgovernance.com/file/policy/active/specialty/SRI-International-Voting-Guidelines.pdf

B-1

4.	Delegation
The Adviser may delegate the responsibility to review proxy proposals and make voting recommendations to a non‑affiliated third party vendor, subject to the Adviser’s oversight, analysis, and voting discretion. The Adviser will ensure that any third party voting recommendations followed are consistent with the Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are retained by the Adviser.
Proxy Voting Guidelines
The Proxy Voting Guidelines (“Guidelines”) set forth in Exhibit A summarize the Adviser’s positions on various issues of concern to socially responsible investors and indicate how Fund shares will be voted on each issue. The Guidelines have been developed to ensure consistency with the social and environmental standards applied to Fund portfolios and Domini’s overall stock selection process.
Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds’ shareholders, Domini will vote proxies after considering shareholders’ financial interests and social objectives. For that reason, there may be instances in which proxies may not be voted in strict adherence to these Guidelines, based on Domini’s review of the merits of the proposal and the performance of the issuer on the topic presented. Domini may, for example, abstain or vote against certain shareholder proposals where we have concerns about the framing of the proposal, including cases where we do not believe the proposal’s request is reasonable, or where we believe the company has sufficiently addressed the core concerns that are raised.
These Guidelines are subject to change without notice.
Proxy Voting Procedures
Domini, on behalf of its clients (including the Funds) has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”), an unaffiliated third party proxy advice and administration firm, pursuant to which ISS votes proxies in accordance with the Guidelines, as described below, and performs various proxy vote related services such as providing vote analysis, processing and recordkeeping functions.
ISS receives proxy statements and proxy ballots directly or indirectly from various custodians and/or issuers, logs these materials into its database and matches upcoming meetings with Domini client portfolio holdings, which are input into the ISS proxy system (Proxy Exchange) in accordance with a Domini holdings data-feed. Through the Proxy Exchange, ballots and proxy materials, research and summaries for all upcoming shareholders’ meetings are available on‑line to certain Domini employees and members of the Domini Proxy Voting Team.
Domini retains oversight of the proxy voting function and retains the authority to set voting policies and to vote the proxies of the Domini Funds.2
Primary responsibility for the proxy voting function at Domini rests with Domini’s Director of Engagement.
Domini’s primary responsibilities include the following:
1. Developing the Proxy Voting Guidelines: The Guidelines, which set voting policies for all securities for which Domini has authority to vote on behalf of the Funds, are reviewed on at least an annual basis, and updated, when necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments. Domini is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines. Domini shall submit the Guidelines to the Board for review at least once per year. The Board has delegated to Domini the authority to make non‑material amendments to the Guidelines and Procedures as necessary, subject to annual ratification.
2. Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, Domini will receive and review alerts from ISS as‑needed and periodic voting reports

2 The Board of Trustees (“Board”) of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini, the Funds’ investment adviser (“Domini”), and to resolve conflicts of interest that may arise in the execution of the proxy voting function. The Board reviews and adopts the Guidelines and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

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from ISS no less frequently than quarterly. Domini shall present a summary proxy voting report to the Board at least quarterly.
3. Identify and address conflicts of interest where they arise (See “Conflicts of Interest,” below)
4. Voting: ISS, at the direction of Domini, automatically votes all proxy matters that are covered by the Guidelines and do not require the particular exercise of discretion or judgment by Domini with respect to the Guidelines. ISS votes such ballots in accordance with its interpretation of the Guidelines based on ISS’s research and analysis, subject to Domini’s oversight and review.
Representatives of the Domini Proxy Voting Team periodically review, as Domini determines reasonable, votes cast by ISS to ensure votes are cast and are in conformity with the Guidelines. At its discretion, Domini may override the ISS vote up to the “cut off” date for submitting the vote, or applicable meeting date, when possible.
Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require an analysis by Domini, ISS will refer these items to Domini to determine how to vote, except as noted below.
With respect to items referred to Domini to determine how to vote, the Domini Proxy Voting Team or its representative considers and votes on such proxy matters. Domini has access to ISS research and recommendations through the Proxy Exchange which it may take into account in deciding how to vote. Domini may also draw upon a variety of other materials, including, for example, analyses provided by other proxy advisory services, Domini’s independent research, newspaper reports, academic studies, nongovernmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management’s position on the issue in question. Domini analyzes such issues independently and does not necessarily vote in accordance with ISS’s recommendations on these issues.
Domini reserves the right to override the Guidelines when such an override is, in Domini’s best judgment, consistent with the best interests of Domini clients.
ISS shall vote on matters otherwise eligible for referral in accordance with the ISS SRI (Socially Responsible Investing) voting policy applicable to the issuer’s home jurisdiction as instructed by Domini.3
Domini shall review and update the default voting instructions set forth in the Guidelines as needed, but no less frequently than annually.
5. Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): Domini is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N‑PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini’s website and on the SEC’s website at www.sec.gov; (b) Availability of Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the Domini Funds and the Funds’ shareholder reports; (e) Communication of material changes to the Policies or Procedures; (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of Domini’s proxy voting policies and procedures; (g) Quarterly reporting to the Domini Funds’ Board of Trustees on proxy voting activity.
6. Recordkeeping — Domini will maintain the following records: (a) the Guidelines and Procedures, as amended from time to time; (b) records of a client’s written request for information on how Domini voted

3 ISS US SRI Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/SRI-US-Voting-Guidelines.pdf. ISS International SRI Proxy Voting Guidelines available at: https://www.issgovernance.com/file/policy/active/specialty/SRI-International-Voting-Guidelines.pdf.

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proxies for the client, and any written response to an oral or written client request for such information; (c) any documents prepared or reviewed by Domini that were material to making a voting decision, or that memorialized the basis for that decision, with the exception of ISS analyses and corporate proxy statements, which are maintained by ISS as noted below. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini.
Domini relies upon ISS to maintain the following records on its behalf, and to provide such records to Domini upon request: (a) proxy statements received regarding client securities (Such proxy statements are also available via electronic filings from the SEC’s EDGAR filing system); (b) records of votes cast on behalf of Domini clients (Annual records are maintained at Domini and filed with the SEC; Database of votes cast is maintained by ISS, and available upon request by Domini); and (c) proxy research and application of custom policy guidelines.
Domini may rely upon the SEC’s EDGAR system to maintain certain records referred to above.
ISS
ISS and the clients’ custodian monitor corporate events. ISS provides analyses of each issue to be voted on, makes recommendations based on the Guidelines, and casts each vote (subject to oversight and override by Domini). ISS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year. ISS also provides consulting services to Domini on the development of proxy voting policies.
Conflicts of Interest
Although Domini does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services, there are occasions where potential conflicts of interest may arise. For example, potential conflicts of interest may present themselves in these circumstances:

•
A Domini Fund is included in a 401(k) plan sponsored by a company, or Domini is actively seeking to have one of its Funds included in a 401(k) plan sponsored by a company, and Domini is entitled to vote a proxy issued by the same company.

•	A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote.
•
A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

The Guidelines and Procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from potential conflicts of interest, to the extent possible. Most importantly, the majority of our Guidelines are predetermined, meaning that they outline an issue and determine a specific vote. With few exceptions, these policies are applied as drafted.
In most instances, therefore, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting Guidelines that require a case‑by‑case determination, and other instances where we may vary from our predetermined policies where we believe it is in our clients’ and Fund shareholders’ best interests to do so.
Any Domini employee involved in a voting decision is directed to identify any conflicts of interest he or she is aware of, including any contacts from outside parties or other members of Domini’s staff or management team regarding the proxy issue in question.
If conflicts are identified, and they are of a personal nature, that individual will be asked to remove himself or herself from the decision-making process.

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Where a proxy voting decision is decided in‑house by Domini, the following additional procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:
Domini is a relatively small firm, and it is not possible to completely insulate decision-makers from all potential conflicts of interest relating to Domini’s business. If the conflicts are related to Domini’s business, therefore, Domini will do the following:
1. Domini will delegate the decision to ISS to cast the vote in accordance with the ISS SRI voting policy applicable to the issuer’s subject market, after verifying that ISS does not have a material conflict of interest. Domini will take all necessary steps to insulate ISS from knowledge of the specific nature of the conflict so as not to influence the voting decision.
2. If ISS has a conflict as well, where practical, Domini will present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, Domini will seek guidance from the Domini Funds’ independent trustees).4
3. Where Domini is unable to pursue (a), above, or at the direction of the client, Domini will abstain.
4. Domini will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client’s request.
*          *          *          *          *           *
These Guidelines and Procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini’s website at www.domini.com/proxyvoting.

4 In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini’s privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

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Exhibit A

Domini Proxy Voting Guidelines* As of November 30, 2021

Topic		Domini’s Voting Instruction

Board of Directors

Uncontested Election of Directors

Board Accountability		Votes on individual director nominees are made on a case‑by‑case basis.
	Problematic Takeover Defenses	Vote against/withhold from the entire board (except as specified below or for new nominees, who should be considered on a case‑by‑case basis) for the following:
	Classified Board Structure	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
	Removal of Shareholder Discretion on Classified Boards	Vote against if the company has opted into, or failed to opt out of, state laws requiring a classified board structure.
	Director Performance Evaluation	Vote on a case‑by‑case basis if the board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one, three, and five year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics.

Poison Pills
Vote against/withhold from all nominees (except new nominees, who should be considered case‑by‑case) if:
- The company has a poison pill that was not approved by shareholders[5]. However, vote case‑by‑case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
- The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.
- The pill, whether short-term[6] or long-term, has a deadhand or slowhand feature.

5 Public shareholders only, approval prior to a company’s becoming public is insufficient.
6 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Social Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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Board Accountability (cont’d)	Problematic Audit Related Practices
Vote against/withhold from Audit Committee members if:

- The non‑audit fees paid to the auditor are excessive (defined as more than 50 percent of total audit fees);

- The company receives an adverse opinion on the company’s financial statements from the auditor;

- There is pervasive evidence that the company entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case‑by‑case on members of the Audit Committee and/or the full board if poor accounting practices are identified that rise to a level of serious concern, such as; fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote against/withhold from the Compensation Committee and potentially the full board if:
- There is a significant misalignment between CEO pay and company performance.
- The company has problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.
- The board exhibits a significant level of poor communication and responsiveness to shareholders
- The company reprices underwater options for stock, cash, or other consideration
- The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
- The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non‑employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non‑employee director compensation without disclosing a compelling rationale or other mitigating factors.

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Board Accountability (cont’d)	Problematic Pledging of Company Stock
Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
- The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
- The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
- Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
- Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
- Any other relevant factors.

Material Environmental, Social and Governance (ESG) Failures
Vote on a case‑by‑case basis regarding the following; under extraordinary circumstances, vote against/withhold from directors individually, committee members, or potentially the entire board due to:
- A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks.
- Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks, with particular attention to sustainability crisis management.
- Failure to replace management as appropriate
- Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

* Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

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Board Accountability (cont’d)	Unilateral Bylaw/Charter Amendments
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case‑by‑case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

-The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification
- Disclosure by the company of any significant engagement with shareholders regarding the amendment;
- The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
- The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
- The company’s ownership structure;
- The company’s existing governance provisions;
- The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,
-Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case‑by‑case on director nominees. Generally vote against (except new nominees, who should be considered case‑by‑case) if the directors:
- Adopted supermajority vote requirements to amend the bylaws or charter; or
- Eliminated shareholders’ ability to amend bylaws.

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Board Accountability (cont’d)	Problematic Governance Structure - Newly Public Companies
For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case‑by‑case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:
- The level of impairment of shareholders’ rights caused by the provision;
- The disclosed rationale;
- The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
- The ability of shareholders to hold directors accountable through annual director elections;
- Any reasonable sunset provision; and
- Other relevant factors.
Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case‑by‑case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions
Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
› The presence of a shareholder proposal addressing the same issue on the same ballot;
› The board’s rationale for seeking ratification;
› Disclosure of actions to be taken by the board should the ratification proposal fail;
› Disclosure of shareholder engagement regarding the board’s ratification request;
› The level of impairment to shareholders’ rights caused by the existing provision;
› The history of management and shareholder proposals on the provision at the company’s past meetings;
› Whether the current provision was adopted in response to the shareholder proposal;
› The company’s ownership structure; and
› Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights
Generally vote against or withhold from members of the governance committee if:
- The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a‑8. Vote against on an ongoing basis.

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Stakeholder Governance
Generally vote for proposals seeking nomination of stakeholder representatives to the board, seeking to improve stakeholder voice at the board level, or seeking related feasibility studies or disclosure.
Generally vote for proposals seeking alignment of corporate policies with public company statements like the Business Roundtable Statement on Corporate Purpose, or related disclosures.

Say on Climate	Say on Climate	Vote case‑by‑case on management proposals seeking approval of a climate change plan (so‑called “Say on Climate” proposals).

Board Responsiveness	Vote case‑by‑case on individual directors, committee members, or the entire board of directors as appropriate if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

Disclosed outreach efforts by the board to shareholders in the wake of the vote;
- Rationale provided in the proxy statement for the level of implementation;
- The subject matter of the proposal;
- The level of support for and opposition to the resolution in past meetings;
- Actions taken by the board in response to the majority vote and its engagement with shareholders;
- The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
- Other factors as appropriate.
The board failed to act on takeover offers where the majority of shares are tendered;
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case‑by‑case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
-The company’s previous say‑on‑pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
- The company’s response, including:
- Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);
- Disclosure of the specific concerns voiced by dissenting shareholders that led to the say‑on‑pay opposition;
- Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
- Other recent compensation actions taken by the company;
- Whether the issues raised are recurring or isolated;
- The company’s ownership structure; and
- Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

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Director Independence
Vote against/withhold non-independent chair.
Vote against/withhold non-independent directors when board is not majority independent.
Markets with Employee Representatives (as identified by ISS):
Vote against/withhold non-independent directors when board is not majority independent (excluding Employee Representatives from the independence calculation)

Vote against or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors when:

- The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

- The non-independent director serves on the audit, compensation, or nominating committee; or
- The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
- Directors serving on the compensation committee that also serve as CEOs

Director Diversity/ Competence[7]	Board Diversity
US/CAN/UK/AUS:
-Vote against all nominating committee members (or the full board when no nominating committee) if the board does not include 40% or three (whichever is greater) persons from historically underrepresented groups
-Vote against the entire slate of nominees if there are no persons from historically underrepresented groups directors on the board
-Vote case-by-case basis on board racial diversity in countries not specifically mentioned above-Also apply gender diversity per the below (separately)

ALL MARKETS:
-Vote against all nominating committee members (or the full board when no nominating committee) if the board does not include 40% or three (whichever is greater) women
-Vote against all male nominees AND the nominating committee if the board is less than 30% female
-Vote against the entire slate of nominees if there are no female directors on the board

SOUTH AFRICA:
-Vote against the applicable directors if the company fails the gender requirements above. In cases where a South African company does meet all of Domini’s gender diversity thresholds
-Vote against if the board does not include 30% or two (whichever is greater) black
-Vote against if the board does not include 40% or three (whichever is greater) non-Caucasian (where the information is available)

7 Classification of Directors is based on definitions in ISS SRI Policies

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Director Diversity/ Competence (cont’d)	Attendance at Board and Committee Meetings
Generally vote against/withhold from directors (except new nominees) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

Acceptable reasons for director absences are generally limited to the following: medical issues/illness; family engagements; and if the director’s total service was three meeting or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against/withhold from the director(s) in question.

Overboarded Directors
Generally vote against or withhold from individual directors who:
- Sit on more than four public company boards; or - Are CEOs (of a public or, where information is available, private for‑profit company) companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Board-Related

Classification/ Declassification of the Board	Vote for proposals to repeal classified boards and to elect all directors annually. Vote against proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections	Generally vote for management proposals to adopt a majority of vote cast standard for directors in uncontested elections. Vote against if no carve‑out for plurality in contested elections is included.

Cumulative Voting	Generally vote for elimination of cumulative voting or against shareholder proposals to restore or provide for cumulative voting unless voting at a controlled company (insider voting power >50%)

Director and Officer Liability Protection	Vote against proposals to limit or eliminate entirely director and officer liability for: (i) a breach of the duty of care, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

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Director and Officer Indemnification	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that the director reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies
Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size
Vote for proposals that seek to limit the size of the board to a reasonable number (5‑15); generally vote against proposals to change the size of the board solely as a cost-cutting measure.

Vote case‑by‑case on proposals that seek to change the size or range of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Establish/Amend Nominee Qualifications	Vote case‑by‑case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Term/Tenure and Age Limits	Generally vote for reasonable limits to tenure and mandatory retirement ages, considering all appropriate context.

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Board-Related Shareholder Proposals/Initiatives

Proxy Contests- Voting for Director Nominees in Contested Elections
Vote case‑by‑case on the election of directors in contested elections, considering the following factors:
- Long-term financial performance of the target company relative to its industry;
- Management’s track record;
- Background to the proxy contest;
- Qualifications of the director nominees (both slates);
- Strategic plan of dissident slate and quality of critique against management;
- Likelihood that the proposed goals and objectives can be achieved (both slates);
- Stock ownership positions;
- Impact on stakeholders, such as job loss, community lending, equal opportunity, and impact on environment

In the case of candidates nominated pursuant to proxy access, vote case‑by‑case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board	Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.
Vote against proposals to classify the board.

Majority Threshold Voting Shareholder Proposals	Vote for precatory and binding resolutions requesting that the board change the company‘s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve‑out for a plurality vote standard when there are more nominees than board seats.

Majority of Independent Directors	Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services‘ definition of independent outsider.
Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees	Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair	Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees
Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety, etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value.
In evaluating such proposals, the following factors will be considered:
- Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
- Level of disclosure regarding the issue for which board oversight is sought;
- Company performance related to the issue for which board oversight is sought;
- Board committee structure compared to that of other companies in its industry sector; and
- The scope and structure of the proposal.

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Employee Representation on Board	Vote for shareholder proposals to appoint an employee nominee to the Board.

Establish/Amend Nominee Qualifications
Vote case‑by‑case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote case‑by‑case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:
- The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
- The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
- The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
- The scope and structure of the proposal.

Board Policy on Shareholder Engagement
Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
- Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
- Effectively disclosed information with respect to this structure to its shareholders;
- The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
- The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access	Generally vote for management and shareholder proposals for proxy access with the following provisions: - Ownership threshold: maximum requirement not more than three percent (3%) of the voting power; - Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group; - Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; - Cap: cap on nominees of generally twenty-five percent (25%) of the board. Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Term/Tenure and Age Limits	Generally vote for shareholder proposals seeking reasonable limits to tenure and mandatory retirement ages, considering all appropriate context.

CEO Succession Planning
Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns	In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees case‑by‑case under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

B-16

Stakeholder Governance
Generally vote for proposals seeking nomination of stakeholder representatives to the board, seeking to improve stakeholder voice at the board level, or seeking related feasibility studies or disclosure.
Generally vote for proposals seeking alignment of corporate policies with public company statements like the Business Roundtable Statement on Corporate Purpose, or related disclosures.

Ratification of Auditors

Auditor Ratification
Vote for proposals to ratify auditors, unless any of the following apply:
- The non‑audit fees paid represent 25 percent or more of the total fees paid to the auditor;
- An auditor has a financial interest in or association with the company, and is therefore not independent;
- There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
- Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals	Auditor Independence	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
Vote for proposals that ask a company to adopt a policy on auditor independence.
Vote for proposals that seek to limit the non‑audit services provided by the company‘s auditor.
	Auditor Rotation	Vote for shareholder proposals to rotate company‘s auditor every five years or more.
Takeover Defenses / Shareholder Rights
Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)
Vote case‑by‑case on management proposals on poison pill ratification. The rights plan should have the following attributes:
-No lower than a 20% trigger, flip‑in or flip-over provision;
-A term of no more than three years;
-No dead-hand, slow-hand, no‑hand or similar feature that limits the ability of a future board to redeem the pill;
-Shareholder redemption feature (qualifying offer clause): if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and
-The rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns should be taken into consideration.

Management Proposals to Ratify Existing Charter or Bylaw Provisions
Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice. In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:
› The presence of a shareholder proposal addressing the same issue on the same ballot;
› The board’s rationale for seeking ratification;
› Disclosure of actions to be taken by the board should the ratification proposal fail;
› Disclosure of shareholder engagement regarding the board’s ratification request;
› The level of impairment to shareholders’ rights caused by the existing provision;
› The history of management and shareholder proposals on the provision at the company’s past meetings;
› Whether the current provision was adopted in response to the shareholder proposal;

B-17

Management Proposals to Ratify Existing Charter or Bylaw Provisions (cont’d)	› The company’s ownership structure; and › Previous use of ratification proposals to exclude shareholder proposals.

Net Operating Loss (NOL) Poison Pills/Protective Amendments	Vote against proposals to adopt a poison pill for the state purpose of protecting a company’s NOLs if the term of the pill would exceed the shorter of 3 years and the exhaustion of the NOL.

Vote case‑by‑case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of 3 years (or less) and the exhaustion of the NOL:
- the ownership threshold to transfer,
- the value of the NOLs, (iii) shareholder protection mechanisms,
- the company’s existing governance structure, and
- any other relevant factors.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s NOLs if the effective term of the protective amendment would exceed the shorter of 3 years and the exhaustion of the NOL.

Vote case‑by‑case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of 3 years (or less) and the exhaustion of the NOL: (i) the ownership threshold to transfer, (ii) the value of the NOLs, (iii) shareholder protection mechanisms, (iv) the company’s existing governance structure, and (v) any other relevant factors.

Supermajority Shareholder Vote Requirements
Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case‑by‑case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call Special Meeting
Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders‘ current right to call special meetings, b) minimum ownership threshold necessary to call special meetings (10% preferred), c) the inclusion of exclusionary or prohibitive language, d) investor ownership structure, and e) shareholder support of and management’s response to previous shareholder proposals.

Vote against proposals to restrict or prohibit shareholders‘ ability to call special meetings.

Shareholder Ability to Act by Written Consent	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent, b) consent threshold, c) the inclusion of exclusionary or prohibitive language, d) Investor ownership structure, and e) shareholder support of and management‘s response to previous shareholder proposals.

Vote case‑by‑case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non‑shareholder approved pill, and; d) an annually elected board.

B-18

Advance Notice Requirements for Shareholder Proposals/ Nominations

Vote case‑by‑case basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90‑120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Fair Price Provisions
Vote case‑by‑case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Review on a case‑by‑case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting	Vote for management proposals to adopt confidential voting.

Control Share Acquisition Provisions	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote against proposals to amend the charter to include control share acquisition provisions.
Vote for proposals to restore voting rights to the control shares.

Control Share Cash‑Out Provisions	Vote for proposals to opt out of control share cash‑out statutes.

Disgorgement Provisions	Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes
Vote on a case‑by‑case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash‑out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

B-19

Freeze‑Out Provisions	Vote for proposals to opt out of state freeze‑out provisions.

Reincorporation Proposals
Vote on a case‑by‑case basis proposals to change a company‘s state of incorporation giving consideration to both financial and corporate governance concerns including the following:
- Reasons for reincorporation;
- Comparison of company’s governance practices and provisions prior to and following the reincorporation;
- Comparison of corporation laws of original state and destination state.
Reincorporations into “tax havens” will be given special consideration.

Amend Bylaws Without Shareholder Consent	Vote against proposals giving the board exclusive authority to amend the bylaws.

Shareholder Litigation Rights		Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Federal Forum Selection Provisions
Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one‑time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters
Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.
For states other than Delaware, vote case‑by‑case on exclusive forum provisions, taking into consideration:
- The company’s stated rationale for adopting such a provision;
- Disclosure of past harm from shareholder lawsuits in more than one forum;
- The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
- Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.
Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one‑time failure under the Unilateral Bylaw/Charter Amendments policy.

	Fee Shifting	Generally vote against bylaws that mandate fee‑shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

B-20

Unilateral adoption of a fee‑shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy
Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: 1) a shareholder approved poison pill in place, or 2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
- shareholders have approved the adoption of the plan or;
- the board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval.

Reduce Supermajority Vote Requirements	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions	Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimbursing Proxy Solicitation Expenses
Vote case‑by‑case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
- The election of fewer than 50 percent of the directors to be elected is contested in the election;
- One or more of the dissident’s candidates is elected;
- Shareholders are not permitted to cumulate their votes for directors;
- The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Virtual Shareholder Meetings
Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in‑person meetings. Companies are encouraged to disclose the circumstances under which virtual-only[8] meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in‑person meeting.

Vote case‑by‑case on shareholder proposals concerning virtual-only meetings, considering:
◾ Scope and rationale of the proposal; and
◾ Concerns identified with the company’s prior meeting practices.

8 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

B-21

Miscellaneous Governance Provisions

Bundled Proposals	Review on a case‑by‑case basis bundled or “conditioned” proxy proposals.

Adjourn Meeting	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.
Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name	Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Amend Quorum Requirements	Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws	Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business	Generally vote against other business proposals.

Capital Structure

Common Stock Authorization
Proposals to increase authorized common stock are evaluated on a case‑by‑case basis, taking into account the size of the increase, the company’s rationale for additional shares, the company’s use of authorized shares during the last three years, and the risk to shareholders if the request is not approved. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance.

Generally vote against the requested increase in authorized capital on the basis of imprudent past use of shares if, within the past three years, the board adopted a poison pill without shareholder approval, repriced or exchanged underwater stock options without shareholder approval, or placed a substantial amount of stock with insiders at prices substantially below market value without shareholder approval.

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Review on a case‑by‑case basis all other proposals to increase the number of shares of common stock authorized for issue, considering company-specific factors that include past company performance and the current request.

Issue Stock for Use with Rights Plan	Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non‑shareholder approved shareholder rights plan (poison pill).

B-22

Stock Distributions: Splits and Dividends
Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits
Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced; The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case‑by‑case proposals that do not meet either of the above conditions, taking into account the following factors:
- A Stock exchange notification to the company of a potential delisting;
- Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
- The company’s rationale; or
Other factors as applicable.

Preferred Stock Authorization
Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote on a case‑by‑case basis proposals to increase the number of shares of preferred stock authorized for issuance, considering company-specific factors that include past board performance and the current request.

Blank Check Preferred Stock	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Blank Check Preferred Stock (cont’d)	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote for requests to require shareholder approval for blank check authorizations.

Adjustments to Par Value of Common Stock	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
Vote for management proposals to eliminate par value.

Unequal Voting Rights
Generally vote against proposals to create a new class of common stock, unless:
- The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;
- The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
- The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

B-23

Preemptive Rights	Review on a case‑by‑case basis proposals to create or abolish preemptive rights taking into consideration the size of the company, the characteristics of its shareholder base, and the liquidity of the stock.

Debt Restructurings	Review on a case‑by‑case basis proposals regarding debt restructurings.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share Repurchase Programs	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Conversion of Securities
Vote case‑by‑case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Recapitalization	Vote case‑by‑case on recapitalizations (reclassifications of securities), taking into account whether capital structure is simplified, liquidity is enhanced, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered; Vote against dual class capital structures; Vote for proposals to seek approval of recapitalization plan for all stock to have one vote per share.

Tracking Stock	Vote case‑by‑case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and alternatives such as spin-offs.

Executive and Director Compensation

Executive Pay

Advisory Votes on Executive Compensation - Management Say‑on‑Pay Proposals	Vote on a case‑by‑case basis management proposals seeking advisory votes on executive compensation

Generally vote against unreasonable compensation packages.
Vote against if:
-CEO compensation exceeds $10 million per year
-misalignment between CEO pay and company performance;
-the company maintains problematic pay practices; or
-the board exhibits a significant level of poor communication and responsiveness to shareholders

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
- There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay‑for‑performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
- The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
- The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
- The situation is egregious.

B-24

Vote against an equity plan on the ballot if pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non‑performance‑based equity awards, taking into consideration:
- Magnitude of pay misalignment;
- Contribution of non‑performance‑based equity grants to overall pay;
- The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation - Management Say‑on‑Pay	Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	Vote case‑by‑case on say on Golden Parachute proposals, including consideration of existing change‑in‑control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Equity-Based Incentive Plans	Generally vote against unreasonable compensation packages. Vote against CEO Equity Plans if CEO compensation exceeds $10 million per year~~.~~

Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	Vote case‑by‑case on amendments to cash and equity incentive plans.

Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:
- Addresses administrative features only; or
- Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case‑by‑case (see below).

Vote case‑by‑case on all other proposals to amend equity incentive plans, considering the following:
- If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
- If the plan is being presented to shareholders for the first time after the company’s IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
- If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

Vote case‑by‑case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

B-25

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:
- Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders.

Employee Stock Purchase Plans (ESPPs)	Qualified Plans
Vote case‑by‑case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:
-Purchase price is at least 85 percent of fair market value;
-Offering period is 27 months or less; and
-The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:
-Purchase price is less than 85 percent of fair market value; or
-Offering period is greater than 27 months; or
-The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans (ESPPs)	Non‑Qualified Plans
Vote for nonqualified employee stock purchase plans with all the following features:
-Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
-Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
-Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
-No discount on the stock price on the date of purchase since there is a company matching contribution.

Employee Stock Ownership Plans (ESOPs)	Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Option Exchange Programs/Repricing Options	Vote case‑by‑case on management proposals seeking approval to exchange/reprice options.
Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash	Vote case‑by‑case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote for non‑employee director-only equity plans that provide a dollar‑for‑dollar cash‑for‑stock exchange.

Vote case‑by‑case on plans which do not provide a dollar‑for‑dollar cash for stock exchange. In cases where the exchange is not dollar‑for‑dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model.

B-26

Transfer Stock Option (TSO) Programs	Vote case‑by‑case on one‑time transfers. Vote for if: (i) Executive officers and non‑employee directors are excluded from participating; (ii) Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and (iii) There is a two‑year minimum holding period for sale proceeds (cash or stock) for all participants.
Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

401(k) Employee Benefit Plans	Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes
Vote on a case‑by‑case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
- The triggering mechanism should be beyond the control of management;
- The amount should not exceed 2.8 times base amount (defined as the average annual taxable W‑2 compensation during the two years prior to the year in which the change of control occurs;
- Change‑in‑control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.

Director Compensation

Shareholder Ratification of Director Pay Programs/Equity Plans for Non‑Employee Directors/Outside Director Stock Awards / Options in Lieu of Cash	Generally vote against unreasonable compensation packages. Vote against Director Pay Programs if outside director compensation exceeds $100,000.

Director Retirement Plans	Vote against retirement plans for non‑employee directors.
Vote for shareholder proposals to eliminate retirement plans for non‑employee directors.

Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation	Vote for proposals to prepare reports seeking to compare the wages of a company‘s lowest paid worker to the highest paid workers.
Vote case‑by‑case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements	Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Prohibit/Require Shareholder Approval for Option Repricing	Vote for shareholder proposals seeking to limit repricing.
Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Severance Agreements/ Golden Parachutes	Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

B-27

Cash Balance Plans	Vote for shareholder proposals calling for non‑discrimination in retirement benefits.
Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards	Vote case‑by‑case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders.

Pay for Superior Performance	Generally vote for shareholder proposals based on a case‑by‑case analysis that requests the board establish a pay‑for‑superior performance standard in the company’s executive compensation plan for senior executives.

Link Compensation to Non‑Financial Factors	Vote for shareholder proposals calling for linkage of executive pay to sustainability factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.
Vote for shareholder proposals seeking reports on linking executive pay to non‑financial factors.

Advisory Vote on Executive Compensation (Say‑on‑Pay) Shareholder Proposals	Generally vote for shareholder proposals that call for non‑binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Employment Termination Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity	Vote case‑by‑case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy: (i) The company’s current treatment of equity in change‑of‑control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares); and (ii) Current employment agreements, including potential problematic pay practices such as gross‑ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Tax Gross‑Up Proposals	Generally vote for proposals calling for companies to adopt a policy of not providing tax gross‑up payments to executives, except in situations where gross‑ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization	Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee‘s use of compensation consultants, such as company name, business relationship(s) and fees paid.

B-28

Golden Coffins/Executive Death Benefits	Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

Recoup Bonuses	Vote on a case‑by‑case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error.

Adopt Anti-Hedging/Pledging/Speculative Investment Policy	Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

Bonus Banking	Vote case‑by‑case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees).

Hold Equity Past Retirement or for a Significant Period of Time	Vote case‑by‑case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account: - The percentage/ratio of net shares required to be retained; - The time period required to retain the shares; - Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements; - Whether the company has any other policies aimed at mitigating risk taking by executives; - Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and - Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non‑Deductible Compensation	Generally vote for proposals seeking disclosure of the extent to which the company paid non‑deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pre‑Arranged Trading Plans (10b5‑1 Plans)	Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5‑1 plans) for executives.

Mergers and Corporate Restructurings

Mergers and Acquisitions	Votes on mergers and acquisitions are considered on a case‑by‑case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors.

Corporate Reorganization/Restructuring Plans (Bankruptcy)	Vote case‑by‑case on proposals to common shareholders on bankruptcy plans of reorganization.

Special Purpose Acquisition Corporations (SPACs)	Vote case‑by‑case on SPAC mergers and acquisitions taking into account valuation, market reaction, deal timing, negotiations and process, conflicts of interest, voting agreements, governance, and stakeholder impact.

B-29

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	Vote case‑by‑case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non‑redeeming shareholders, and any prior extension requests.

Spin-Offs	Votes on spin-offs should be considered on a case‑by‑case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, and changes in the capital structure.

Asset Purchases	Votes on asset purchase proposals should be made on a case‑by‑case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non‑completion risk; particular attention will be paid to purchases relating to controversial activities, including alcohol, tobacco, weapons, gambling, fossil fuels, nuclear power, pesticides, for profit prisons).

Asset Sales	Votes on asset sales should be made on a case‑by‑case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations	Votes on liquidations should be made on a case‑by‑case basis after reviewing management‘s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures	Vote case‑by‑case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non‑completion risk.

Appraisal Rights	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (LBOs and Minority Squeeze‑Outs)	Vote case‑by‑case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non‑completion risk.
Vote case‑by‑case on “going dark” transactions, determining whether the transaction enhances shareholder value.

Private Placements/Warrants/Convertible Debentures	Vote case‑by‑case on proposals regarding private placements.
Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

B-30

Formation of Holding Company	Vote case‑by‑case on proposals regarding the formation of a holding company, taking into consideration the reasons for the change, any financial or tax benefits, regulatory benefits, increases in capital structure, and changes to the articles of incorporation or bylaws of the company.
Vote against the formation of a holding company if the transaction would include increases in common or preferred stock in excess of the allowable maximum, or adverse changes in shareholder rights.

Value Maximization Shareholder Proposals	Vote case‑by‑case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

Public Benefit Corporation	Generally vote for proposals to convert to public benefit corporation, or “B‑Corp”. Vote for any proposal requesting a feasibility study, analysis or report on such a conversion.

Report on Externalities	Vote for proposals requesting reporting on externalized costs of corporate practices and consequences for diversified investors.

Social & Environmental Proposals

Diversity and Equality

Add Women and Persons from Historically Underrepresented Groups to Board	Vote for shareholder proposals that ask the company to take steps to nominate more women and persons from historically underrepresented groups to the board.
Vote for shareholder proposals asking for reports on board diversity.
Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

Report on the Distribution of Stock Options by Gender and Race	Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Racial Equity	Vote for shareholder proposals requesting disclosures, reporting, and/or an audit on racial equity.

Prepare Report/Promote EEOC-Related Activities	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs, including annual requests.

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non‑discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Toward Glass Ceiling Commission Recommendations	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission‘s recommendations.
Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and persons from historically underrepresented groups employees.

B-31

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
Vote for shareholder proposals seeking reports on a company‘s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.
Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Pay Gap	Vote for requests for reports on a company’s pay data by gender, race or ethnicity or a report on a company’s policies and goals to reduce any such pay gap.

Labor and Human Rights
Codes of Conduct and Vendor Standards	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

Vote for shareholder proposals calling for the implementation and reporting on the UN Guiding Principles on Business and Human Rights, ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company‘s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees‘ wages, benefits, working conditions, freedom of association, and other rights.

Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.

Vote for proposals requesting that a company adopt a “Worker-Driven Social Responsibility” approach to human rights due diligence, e.g. the Fair Foods Program, Milk With Dignity, etc., or related disclosures or feasibility assessments.

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee‘s wages and working conditions.

Adopt/Report on Holy Land Principles	Vote abstain on shareholder proposals to report on or implement the Holy Land Principles.

B-32

Community Impact Assessment / Indigenous Peoples’ Rights
Vote for shareholder proposals to prepare reports on a company’s environmental and health impact on communities.

Vote for proposals requesting increased disclosure on a company’s strategy or goals to engage with workers, communities, or other stakeholders on a “just transition”.

Report on Risks of Outsourcing		Vote for shareholders proposals asking for companies to report on the risks associated with outsourcing or off‑shoring.
Report on the Impact of Health Pandemics on Company Operations		Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.
Mandatory Arbitration		Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.
Sexual Harassment		Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.
Operations in High Risk Markets	Reports on Operations in Burma/Myanmar	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
Vote shareholder proposals to pull out of Burma on a case‑by‑case basis.
	Reports on Operations in China	Vote for shareholder proposals requesting more disclosure on a company‘s involvement in China.
Vote on a case‑by‑case basis shareholder proposals that ask a company to terminate a project or investment in China.
	Product Sales to Repressive Regimes	Vote case‑by‑case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.
	Internet Privacy/Censorship and Data Security	Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Technology, Privacy, and Data
Vote for proposals seeking greater disclosure and oversight of emerging technology, surveillance, biometric surveillance tools and artificial intelligence.

Vote for proposals seeking disclosure or oversight of the potential impacts of technology or surveillance on human rights, including disproportionate impacts on communities of color, human rights defenders, or other vulnerable groups.

Vote for increased disclosure and oversight on data collection, use, and privacy protections.

Disclosure on Plant Closings	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

B-33

Environment
Environmental/ Sustainability Reports	Vote for shareholder proposals seeking greater disclosure on the company‘s environmental practices, and/or environmental risks and liabilities.
Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
Vote for shareholder proposals to prepare a sustainability report.
Vote for shareholder proposals to study or implement the CERES principles.
Vote for shareholder proposals to study or implement the Equator Principles.
Climate Change/ Greenhouse Gas Emissions
We vote for shareholder proposals seeking improved climate change disclosure to align with a 1.5 °C scenario.

Vote for shareholder proposals seeking a TCFD (Taskforce on Climate-related Financial Disclosures) or seeking information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments, or on how the company identifies, measures, and manage such risks.

Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations, including “Say on Climate” proposals.

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

Vote for shareholder proposals requesting a report on greenhouse gas emissions from company operations and/or products.

Vote for proposals requesting increased disclosure on a company’s strategy or goals to engage with workers, communities, or other stakeholders on a “just transition”.

Invest in Clean/Renewable Energy	Vote for shareholder proposals seeking the preparation of a report on a company‘s activities related to the development of renewable energy sources.
Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.
Energy Efficiency	Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.
Operations in Protected/Sensitive Areas	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.
Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas.
Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.
Hydraulic Fracturing	Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

B-34

Phase Out Chlorine-Based Chemicals	Vote for shareholder proposals to prepare a report on the phase‑out of chlorine bleaching in paper production.
Vote on a case‑by‑case basis on shareholder proposals asking companies to cease or phase‑out the use of chlorine bleaching.
Land Procurement and Development	Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.
Deforestation and Forest Value Creators
Vote for shareholder proposals requesting companies adopt No Deforestation, No Peat, No Exploitation (NDPE) policies, set targets, pursue certifications or otherwise seek to avoid or minimize deforestation risks in their operations or supply chains, especially through their sourcing of forest-risk commodities like soy, palm oil, cattle, and paper/pulp. Vote for shareholder proposals requesting related disclosures.

Vote for shareholder proposals requesting companies adopt forest positive business strategies.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)	Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.
Adopt a Comprehensive Recycling Policy	Vote for shareholder proposals requesting the preparation of a report on the company‘s recycling efforts.
Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.
Nuclear Energy	Vote for shareholder proposals seeking the preparation of a report on a company‘s nuclear energy procedures.
Vote case‑by‑case on proposals that ask the company to cease the production of nuclear power.
Water Use
Vote for shareholder proposals seeking the preparation of a report on a company‘s risks linked to water use.
Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.
Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Kyoto Protocol Compliance	Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

Health and Safety
Toxic Materials	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

B-35

Product Safety	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.

Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case‑by‑case basis.

Generally vote for shareholder proposals seeking to establish provision of paid leave to employees or requesting related disclosure or a feasibility study of such an action, with particular attention to situations where such a policy would impact public health or workplace safety.

Report on Handgun Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.
Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Phase‑Out or Label Products Containing Genetically Engineered Ingredients	Vote case‑by‑case basis for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
Vote case‑by‑case basis for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-Related Proposals	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.
Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.
Vote for shareholder proposals seeking a report on a tobacco company‘s advertising approach.
Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.
Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
Vote for proposals calling for tobacco companies to cease the production of tobacco products.
Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.
Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

B-36

Adopt Policy/Report on Drug Pricing	Vote for shareholder proposals to prepare a report on drug pricing.
Vote for shareholder proposals to adopt a formal policy on drug pricing.
Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis and malaria drugs in third-world nations.
Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
Vote case‑by‑case proposals requesting that companies adopt policies not to constrain prescription drug re‑importation by limiting supplies to foreign markets.

Government and Military

Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements.
Vote case‑by‑case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons	Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts	Vote for shareholder proposals asking companies to review and amend, if necessary, the company‘s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.
Vote for shareholder proposals that ask companies to adopt and/or report on company animal welfare standards or animal welfare-related risks.
Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.
Vote for shareholder proposals to eliminate cruel product testing methods.
Vote for shareholder proposals that seek to monitor, limit, report, or eliminate outsourcing animal testing to overseas laboratories.
Vote for shareholder proposals to publicly adopt or adhere to an animal welfare policy at both company and contracted laboratory levels.
Vote for shareholder proposals to evaluate, adopt or require suppliers to adopt CAK and/or CAS slaughter methods.

B-37

Political and Charitable Giving

Lobbying Efforts	Vote for shareholder proposals asking companies to review and report on how companies utilize lobbying efforts to challenge scientific research and governmental legislation.

Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Vote for shareholder proposals asking companies to report on if and how lobbying activities are aligned with the goals of the Paris Climate Agreement or other key sustainability policy.

Political Contributions/Non‑Partisanship	Vote for proposals calling for a company to disclose its political and trade association contributions, unless the terms of the proposal are unduly restrictive.
Vote for proposals calling for a company to maintain a policy of non‑partisanship.
Vote against proposals calling for a company to refrain from making any political contributions.

Charitable Contributions	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.
Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.
Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company‘s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
Vote against shareholder proposals asking banks to forgive loans outright.
Vote case‑by‑case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non‑performing loans.
Vote for proposals to restructure and extend the terms of non‑performing loans.

Community Investing	Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment	Vote for shareholder proposals that seek a review of the company‘s involvement with pornography.

Abortion/Right to Life Issues	Vote case‑by‑case on shareholder proposals that address right to life issues.

B-38

Anti-Social Proposals	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
Vote against on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Violence and Adult Themes in Video Games	Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Corporate Welfare	Vote for resolutions that ask corporations to report the corporate welfare benefits they receive.

Corporate Tax Avoidance	Vote for proposals that seek disclosure of the policies and procedures that guide the company’s global tax strategies.

Minimum Wage Principles	Vote for proposals asking companies to adopt principles for minimum wage reform.
Vote for proposals asking companies to report on their response to wealth inequality in our society.

Child Sexual Exploitation	Vote for proposals asking companies in the tourism service to report on and adopt policies prohibiting the sexual exploitation of minors on company premises.
Vote for proposals seeking to protect children from sexual exploitation

Adopting or Amending Clawback Policies	Vote for on proposals asking companies to adopt or amend “clawback” polices.
Vote for on proposals asking companies to disclose annually whether the Board recouped any incentive compensation from any senior executive using “clawback” polices.

Disclosure Related to Opioid Risks	Vote for on proposals asking companies to disclose how the board monitors opioid-related risks.

Routine Business

Accept Financial Statements and Statutory Reports
Generally vote for approval of financial statements and director and auditor reports, unless the following apply, in which case we will vote on case‑by‑case basis:
› There are concerns about the accounts presented or audit procedures used; or
› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approve Allocation of Income and Dividends
Vote for approval of the allocation of income, unless:
› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
› The payout is excessive given the company’s financial position.

Approve Dividends
Vote for approval of the allocation of income, unless:
› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
› The payout is excessive given the company’s financial position.

Accept Consolidated Financial Statements and Statutory Reports
Generally vote for approval of financial statements and director and auditor reports, unless:
› There are concerns about the accounts presented or audit procedures used; or
› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

B-39

Approve Financial Statements, Allocation of Income, and Discharge Directors
Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as the following, which we vote on case‑by‑case basis:
› A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
› Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Other Business	Generally vote against other business when it appears as a voting item

Designate X as Independent Proxy	Generally vote for designating an independent proxy in order to comply with local market legal framework in the absence of the significant concerns.

Discuss/Approve Company’s Corporate Governance Structure/Statement	Approval of corporate governance codes is in the best interest of all company shareholders, SRI generally will vote for approving corporate governance statements in order to achieve full compliance with the local market code.

Approve Stock Dividend Program
Vote for approval of the allocation of income, unless:
› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
› The payout is excessive given the company’s financial position.

Receive/Approve Report/Announcement
Generally vote for approval of financial statements and director and auditor reports, unless the following, which we vote on case‑by‑case basis:
› There are concerns about the accounts presented or audit procedures used; or
› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Change Company Name	Generally vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Change Location of Registered Office/Headquarters	Generally vote for the approval of changes to office locations as long as the change is deemed to have no effect on the value of the share or on the rights of the company’s shareholders.

Approve/Amend Regulations on General Meetings	The board should have some flexibility to adjust its businesses and respond to changing market conditions in a thoughtful manner. Domini will generally vote for adjustments to its business scope as long as the request is deemed reasonable.

Amend Corporate Purpose	Generally vote for amending the corporate purpose as long as these proposals are not deemed contentious and the management’s rationale behind the amendments is satisfactory.

Change Date/Location of Annual Meeting
Generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.
Vote on case‑by‑case basis on shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

B-40

Allow Electronic Distribution of Company Communications	Generally vote for this proposal given its routine nature.

Approve Company’s Membership in an Association/ Organization	Generally vote for this proposal given its routine nature.

Approve Delisting of Shares from Stock Exchange	Generally vote for this proposal given its routine nature.

Approve Dividend Distribution Policy
Vote for approval of the allocation of income, unless:
› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
› The payout is excessive given the company’s financial position.

Approve Investment and Financing Policy	Generally vote for this proposal given its routine nature.

Approve Listing of Shares on a Secondary Exchange	Generally vote for this proposal given its routine nature.

Approve Provision for Asset Impairment	Generally vote for this proposal given its routine nature.

Approve Provisionary Budget and Strategy for Fiscal Year 20XX	Generally vote for this proposal given its routine nature.

Approve Publication of Information in English	Generally vote for this proposal given its routine nature.

Approve Special/Interim Dividends	Generally vote for this proposal given its routine nature.

Approve Standard Accounting Transfers	Generally vote for this proposal given its routine nature.

Approve Suspension of Shares from Trading	Generally vote for this proposal given its routine nature.

Approve Treatment of Net Loss	Generally vote for this proposal given its routine nature.

Approve X as Trustee of the Trust	Generally vote for this proposal given its routine nature.

Change Fiscal Year End	Generally vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Ratify Past Allocation of Income and Dividends
Vote for approval of the allocation of income, unless:
› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
› The payout is excessive given the company’s financial position.

B-41

Formalities

Authorize Filing of Required Documents/Other Formalities	Generally vote for this proposal given its routine nature.

Elect Chairman and/or Secretary of Meeting	Generally vote for this proposal given its routine nature.

Designate Inspector or Shareholder Representative(s) of Minutes of Meeting and/or Vote Tabulation	Generally vote for this proposal given its routine nature.

Approve Minutes of Previous Meeting	Generally vote for this proposal given its routine nature.

Authorize Board to Ratify and Execute Approved Resolutions	As this item is dependent on whether the other proposals on the ballot warrant support or opposition, it is evaluated on a case‑by‑case basis.

Prepare and Approve List of Shareholders	Generally vote for this proposal given its routine nature.

Acknowledge Proper Convening of Meeting	Generally vote for this proposal given its routine nature.

Open Meeting	Generally vote for this proposal given its routine nature.

Approve Meeting Procedures	Generally vote for this proposal given its routine nature.

Close Meeting	Generally vote for this proposal given its routine nature.

Allow Questions	Generally vote for this proposal given its routine nature.

Call the Meeting to Order	Generally vote for this proposal given its routine nature.

Approve XX XXX, 20XX, as Record Date for Effectiveness of X Resolution OR this Meeting’s Resolutions	Generally vote for this proposal given its routine nature.

Designate Newspaper to Publish Meeting Announcements	Generally vote for this proposal given its routine nature.

In the Event of a Second Call, the Voting Instructions Contained in this Proxy Card may also be Considered for the Second Call	Generally vote for this proposal given its routine nature.
*All Items not addressed in this matrix will be referred to Domini for voting instructions

B-42

PART C
  ITEM 28. EXHIBITS

(6)	a(1)	Second Amended and Restated Declaration of Trust of the Registrant
(11)	a(2)	Amendment to Declaration of Trust of the Registrant
(12)	a(3)	Amendment to Declaration of Trust of the Registrant with respect to the Domini EuroPacific Social Equity Fund and the Domini PacAsia Social Equity Fund
(15)	a(4)	Amendment to Second Amended and Restated Declaration of Trust (reflecting name change from Domini EuroPacific Social Equity Fund to Domini European PacAsia Social Equity Fund effective 11/30/2007)
(17)	a(5)	Amendment to Declaration of Trust of the Registrant with respect to the Class A shares and Institutional shares of the Domini Social Equity Fund, Domini European Social Equity Fund, Domini European PacAsia Social Equity Fund and Domini PacAsia Social Quity Fund dtd 9/3/2008
(18)	a(6)	Amendment to Declaration of Trust of the Registrant with respect to Investor shares and Class A shares of the Domini International Social Equity Fund effective 11/27/2009
(19)	a(7)	Amendment to Declaration of Trust of the Registrant with respect to the Domini International Social Equity Fund, Domini European Social Equity Fund, and Domini PacAsia Social Equity Fund effective 11/27/2009
(21)	a(8)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of the Institutional shares of the Domini Social Bond Fund effective 11/30/2011
(22)	a(9)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of the Institutional shares of the Domini International Social Equity Fund effective 11/30/2012
(27)	a(10)	Amendment to Declaration of Trust of the Registrant with respect to the name changes effective 11/30/2016
(29)	a(11)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of Class Y shares of the Domini Impact International Equity Fund and Domini Impact Bond Fund effective 1/29/2018
(29)	a(12)	Amendment to Declaration of Trust of the Registrant with respect to a change in the principal business address of the Trust effective February 26, 2018
(33)	a(13)	Amendment to Declaration of Trust of the Registrant with respect to Domini Sustainable Solutions Fund
(36)	a(14)	Amendment to Declaration of Trust of the Registrant with respect to Domini International Opportunities Fund
(37)	a(15)	Amendment to Declaration of Trust of the Registrant with respect to Domini Impact Equity Fund Class R shares name change
(11)	b	Amended and Restated By‑Laws of the Registrant
(5)	d(1)	Management Agreement between the Registrant and Domini Social Investments LLC (“Domini”) with respect to Domini Social Bond Fund
(11)	d(2)	Amendment to Management Agreement between the Registrant and Domini with respect to Domini Social Bond Fund
(10)	d(3)	Submanagement Agreement between Domini and Seix Advisors (“Seix”) with respect to Domini Social Bond Fund
(11)	d(4)	Management Agreement between the Registrant and Domini with respect to Domini European Social Equity Fund
(16)	d(5)	Amendment to Submanagement Agreement between Domini and Seix with respect to the Domini Social Bond Fund effective 4/25/2008
(17)	d(6)	Amended and Restated Management Agreement between the Registrant and Domini with respect to the Domini Social Equity Fund effective 11/28/2008
(22)	d(7)	Amendment to Submanagement Agreement between Domini and Wellington Management with respect to Domini Social Equity Fund and Domini International Social Equity Fund effective 05/01/2012
(24)	d(8)	Submanagement Agreement dated May 30, 2014, between Domini and Seix Investment Advisors LLC (“Seix”) with respect to Domini Social Bond Fund
(25)	d(9)	Submanagement Agreement between Domini and Wellington Management with respect to Domini Social Bond Fund as of 1/7/2015
(28)	d(10)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact Bond Fund effective 5/1/2017
(28)	d(11)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact Equity Fund and Domini Impact International Equity Fund effective 5/1/2017
(28)	d(12)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact Bond Fund effective 5/1/2017
(28)	d(13)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact Equity Fund and Domini Impact International Equity Fund effective 5/1/2017

(32)	d(14)	Amended and Restated Management Agreement between the Registrant and Domini with respect to the Domini Impact Equity Fund to reduce the Fund’s management fee, effective 12/1/2018
(32)	d(15)	Submanagement Agreement between Domini and SSGA Funds Management, Inc. with respect to Domini Impact Equity Fund effective 12/1/2018
(35)	d(16)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Sustainable Solutions Fund dated 1/31/2020
(35)	d(17)	Submanagement Agreement between Domini and SSGA Funds Management, Inc. with respect to Domini Sustainable Solutions Fund dated 3/1/2020
(36)	d(18)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact International Equity Fund to reduce the Fund’s management fee effective 8/1/2020
(36)	d(19)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact International Equity Fund to reduce the submanagement fee effective 8/1/2020
(37)	d(20)	Amended and restated Management Agreement between the Registrant and Domini with respect to the Domini International Opportunities Fund
(37)	d(21)	Submanagement agreement between Domini and SSGA Funds Management, Inc. with respect to Domini International Opportunities Fund
(11)	e(1)	Amended and Restated Distribution Agreement with respect to Investor Shares between the Registrant and DSIL Investment Services LLC (“DSILD”), as distributor
(8)	e(2)	Distribution Agreement with respect to Class R Shares between the Registrant and DSILD, as distributor
(12)	e(3)	Amended and Restated Distribution Agreement with respect to Investor Shares between the Registrant and DSILD
(17)	e(4)	Distribution Agreement between the Registrant and DSILD with respect to Class A shares
(17)	e(5)	Distribution Agreement between the Registrant and DSILD with respect to Institutional shares
(29)	e(6)	Distribution Agreement between the Registrant and DSILD with respect to Class Y shares
(3)	g(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (“IBT”), as custodian
(7)	g(2)	Amendment to Custodian Agreement between the Registrant and IBT, as custodian
(8)	g(3)	Amendment to Custodian Agreement between the Registrant and IBT, as custodian
(11)	g(4)	Amendment to the Custodian Agreement between the Registrant and IBT, as custodian, effective as of 8/1/05
(12)	g(5)	Amendment to the Custodian Agreement between the Registrant and IBT, as custodian, effective as of 11/30/06
(18)	g(6)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (the successor to IBT) effective as of 11/27/2009
(25)	g(7)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company effective as of 1/15/2015
(28)	g(8)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company effective as of 9/6/2017
(35)	g(9)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated 1/17/2020
(35)	g(10)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company regarding Domini Sustainable Solutions Fund
(37)	g(11)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company regarding Domini International Opportunities Fund
(9)	h(1)	Transfer Agency Agreement between the Registrant and BNY Mellon Asset Servicing Inc. (formerly PNC Global Investment Servicing Inc.) (“BNY Mellon”)
(1)	h(2)	Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(11)	h(3)	Amendment to Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(12)	h(4)	Amendment to Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(28)	h(5)	Expense Limitation Agreement effective as of 11/30/2017 with respect to the Domini Impact Equity Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund
(29)	h(6)	Expense Limitation Agreement effective as of February 15, 2018, with respect to Class Y shares of Domini Impact International Equity Fund and Domini Impact Bond Fund
(30)	h(7)	Expense Limitation Agreement effective as of 6/15/2018 with respect to the class A shares of Domini Impact Equity Fund and Domini Impact International Equity Fund
(31)	h(8)	Expense Limitation Agreement effective as of 12/1/2018 with respect to Investor, Class A, Institutional and R shares of the Domini Impact Equity Fund
(32)	h(9)	Expense Limitation Agreement effective as of 12/1/2018 with respect to Investor and Institutional shares of the Domini Impact Bond Fund

(34)	h(10)	Expense Limitation Agreement effective as of 11/29/2019 with respect to the Domini Impact Equity Fund (Inv, A, Instl, R), Domini Impact International Equity Fund (A, Y) and Domini Impact Bond Fund (Inv, Instl, Y)
(35)	h(11)	Expense Limitation Agreement with respect to the Sustainable Solution Fund (Investor and Institutional shares)
(37)	h(12)	Expense Limitation Agreement with respect to the International Opportunities Fund (Investor and Institutional shares)
(5)	h(13)	Administration Agreement between the Registrant and Domini
(12)	h(14)	Administration Agreement between the Registrant and IBT dated as of 10/15/02
(12)	h(15)	Amendment dated as of 11/30/06 to the Administration Agreement between the Registrant and IBT
(27)	h(16)	Amendment dated as of 8/01/05 to the Administration Agreement between the Registrant and Investors Bank and Trust Company
(27)	h(17)	Amendment dated as of 11/27/09 to the Administration Agreement between the Registrant and State Street Bank and Trust Company (the successor to Investors Bank and Trust Company)
(35)	h(18)	Administration Agreement between the Registrant and State Street Bank and Trust Company dated 1/17/2020
(35)	h(19)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company regarding Domini Sustainable Solutions Fund
(14)	h(20)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon effective as of 7/5/06
(15)	h(21)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective as of 9/5/07
(28)	h(22)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 07/01/2017
(30)	h(23)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective March 1, 2018
(32)	h(24)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 09/21/2018
(32)	h(25)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 10/30/2018
(33)	h(26)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 12/31/2018
(35)	h(27)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon regarding Domini Sustainable Solutions Fund dated 1/31/2020
(36)	h(28)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective June 21, 2020
(35)	h(29)	Master Services Agreement regarding Transfer Agent and Shareholder Services between the Registrant and Ultimus Fund Solutions, LLC dated 1/10/2020
(37)	h(30)	Amendment to Master Services Agreement regarding Transfer Agent and Shareholder Services between the Registrant and Ultimus Fund Solutions, LLC dated 1/10/2020 regarding Domini International Opportunities Fund
(37)	h(31)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company regarding Domini International Opportunities Fund
(16)	h(32)	Shareholder Services Agreement between Registrant and Domini effective 6/2/08
(38)	h(33)	Amended and Restated Expense Limitation Agreement effective as of 11/30/2020 with respect to the Domini Impact Equity Fund (Inv, A, Instl, Y), Domini International Opportunities Fund (Investor and Institutional), Domini Sustainable Solutions Fund (Investor and Institutional), Domini Impact International Equity Fund (A, Y) and Domini Impact Bond Fund (Inv, Instl, Y)
*	h(34)	Expense Limitation Agreement effective as of 11/30/2021 with respect to the Domini Impact Equity Fund (Inv, A, Instl, Y), Domini International Opportunities Fund (Investor and Institutional), Domini Sustainable Solutions Fund (Investor and Institutional), Domini Impact International Equity Fund (A, Y) and Domini Impact Bond Fund (Inv, Instl, Y)
(2)(4) (11)(13) (17) (30)(35) (37)	i	Opinion and consent of counsel
*	j	Consent of independent registered public accounting firm
(8)	m(1)	Amended and Restated Distribution Plan of the Registrant with respect to Investor Shares
(17)	m(2)	Distribution Plan of the Registrant with respect to Class A shares
(7)	n	Multiple Class Plan of the Registrant
(20)	p(1)	Code of Ethics of the Registrant
(33)	p(2)	Code of Ethics of Domini and DSILD
(23)	p(3)	Code of Ethics of Seix Advisors

*	p(4)	Code of Ethics of Wellington Management Company, LLP
*	p(5)	Code of Ethics of SSGA Funds Management, Inc.
*	q	Powers of Attorney
*	101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
*	101.SCH	XBRL Taxonomy Extension Schema Document
*	101.CAL	XBRL Taxonomy Extension Calculation Linkbase
*	101.DEF	XBRL Taxonomy Extension Definition Linkbase
*	101.LAB	XBRL Taxonomy Labels Linkbase
*	101.PRE	XBRL Taxonomy Presentation Linkbase
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(1) Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed with the SEC on November 25, 1997.
(2) Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registrant’s Registration Statement as filed with the SEC on September 29, 1999.
(3) Incorporated herein by reference from Post-Effective Amendment No. 14 to the Registrant’s Registration Statement as filed with the SEC on November 23, 1999.
(4) Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registrant’s Registration Statement as filed with the SEC on January13, 2000.
(5) Incorporated herein by reference from Post-Effective Amendment No. 19 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2000.
(6) Incorporated herein by reference from Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed with the SEC on September 28, 2001.
(7) Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registrant’s Registration Statement as filed with the SEC on September 29, 2003.
(8) Incorporated herein by reference from Post-Effective Amendment No. 24 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2003.
(9) Incorporated herein by reference from Post-Effective Amendment No. 25 to the Registrant’s Registration Statement as filed with the SEC on September 29, 2004.
(10) Incorporated herein by reference from Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed with the SEC on June 10, 2005.
(11) Incorporated herein by reference from Post-Effective Amendment No. 28 to the Registrant’s Registration Statement as filed with the SEC on August 29, 2005.
(12) Incorporated herein by reference from Post-Effective Amendment No. 31 to the Registrant’s Registration Statement as filed with the SEC on September 11, 2006.
(13) Incorporated herein by reference from Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed with the SEC on November 17, 2006.
(14) Incorporated herein by reference from Post-Effective Amendment No. 33 to the Registrant’s Registration Statement as filed with the SEC on September 20, 2007.
(15) Incorporated herein by reference from Post-Effective Amendment No. 34 to the Registrant’s Registration Statement as filed with the SEC on November 19, 2007.
(16) Incorporated herein by reference from Post-Effective Amendment No. 36 to the Registrant’s Registration Statement as filed with the SEC on September 26, 2008.
(17) Incorporated herein by reference from Post-Effective Amendment No. 37 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2008.
(18) Incorporated herein by reference from Post-Effective Amendment No. 38 to the Registrant’s Registration Statement as filed with the SEC on September 8, 2009.
(19) Incorporated herein by reference from Post-Effective Amendment No. 39 to the Registrant’s Registration Statement as filed with the SEC on November 24, 2009.
(20) Incorporated herein by reference from Post-Effective Amendment No. 40 to the Registrant’s Registration Statement as filed with the SEC on November 24, 2010.
(21) Incorporated herein by reference from Post-Effective Amendment No. 41 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2011.

(22) Incorporated herein by reference from Post-Effective Amendment No. 43 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2012.
(23) Incorporated herein by reference from Post-Effective Amendment No. 45 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2013.
(24) Incorporated herein by reference from Post-Effective Amendment No. 47 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2014.
(25) Incorporated herein by reference from Post-Effective Amendment No. 49 to the Registrant’s Registration Statement as filed with the SEC on September 21, 2015.
(26) Incorporated herein by reference from Post-Effective Amendment No. 50 to the Registrant’s Registration Statement as filed with the SEC on November 25, 2015.
(27) Incorporated herein by reference from Post-Effective Amendment No. 52 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2016.
(28) Incorporated herein by reference from Post-Effective Amendment No. 52 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2017.
(29) Incorporated herein by reference from Post-Effective Amendment No. 56 to the Registrant’s Registration Statement as filed with the SEC on March 23, 2018.
(30) Incorporated herein by reference from Post-Effective Amendment No. 57 to the Registrant’s Registration Statement as filed with the SEC on June 14, 2018.
(31) Incorporated herein by reference from Post-Effective Amendment No. 64 to the Registrant’s Registration Statement as filed with the SEC on September 14, 2018
(32) Incorporated herein by reference from Post-Effective Amendment No. 66 to the Registrant’s Registration Statement as filed with the SEC on November 27, 2018.
(33) Incorporated herein by reference from Post-Effective Amendment No. 68 to the Registrant’s Registration Statement as filed with the SEC on November 12, 2019.
(34) Incorporated herein by reference from Post-Effective Amendment No. 69 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2019.
(35) Incorporated herein by reference from Post-Effective Amendment No. 73 to the Registrant’s Registration Statement as filed with the SEC on February 28, 2020.
(36) Incorporated herein by reference from Post-Effective Amendment No. 75 to the Registrant’s Registration Statement as filed with the SEC on August 20, 2020.
(37) Incorporated herein by reference from Post-Effective Amendment No. 77 to the Registrant’s Registration Statement as filed with the SEC on November 24, 2020.
(38) Incorporated herein by reference from Post-Effective Amendment No. 78 to the Registrant’s Registration Statement as filed with the SEC on November 25, 2020.
*    Filed herewith.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
Not applicable.

ITEM 30. INDEMNIFICATION
Reference is hereby made to (a) Article V of the Registrant’s Second Amended and Restated Declaration of Trust, incorporated herein by reference; and (b) Section 4 of the Distribution Agreements by and between the Registrant and DSIL Investment Services LLC, incorporated herein by reference.
The trustees and the officers of the Registrant and the personnel of the Registrant’s administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g‑1 under the Investment Company Act of 1940, as amended.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
Domini Impact Investments LLC (“Domini”) is a Massachusetts limited liability company with offices at 180 Maiden Lane, Suite 1302, New York, New York 10038, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.
The officers of Domini are as follows:

Name and Capacity with Domini	Other Business, Profession, Vocation, or Employment During the Past Two Fiscal Years	Principal Business Address

Amy Domini Thornton
  Chairperson (since 2016); Member and Manager (since 1997); Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018)
	Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018), Chairperson (since 2016), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; Manager (since 2002), Domini Holdings LLC (holding company); Private Trustee (since 1987), Loring, Wolcott & Coolidge Office (fiduciary); Partner (since 1994), Loring, Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Manager (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit); Trustee (since 1998), New England Quarterly (periodical).	180 Maiden Lane, Suite 1302, New York, New York 10038
Carole M. Laible
  CEO and Manager (since 2016), Member (since 2006), Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020), and Domini Impact Equity Fund (since 2018)
	Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020), and Domini Impact Equity Fund (since 2018), CEO and Manager (since 2016), Member (since 2006), Domini Impact Investments LLC; Manager (since 2017), President and CEO (since 2002), Chief Financial Officer (since 1998), Secretary (since 1998), Treasurer (since 1998) and Registered Principal (since1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); President (since 2017), Domini Investment Trust.	180 Maiden Lane, Suite 1302, New York, New York 10038

Name and Capacity with Domini	Other Business, Profession, Vocation, or Employment During the Past Two Fiscal Years	Principal Business Address
Maurizio Tallini Chief Compliance Officer (since 2005), Member (since 2007), Chief Information Security Officer (since 2015)	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), and Chief Information Security Officer (since 2015), Domini Impact Investments LLC; Vice President (since 2007); Chief Compliance Officer (since 2005), and Chief Information Security Officer (since 2015) Domini Investment Trust; Chief Compliance Officer (since 2015), Registered Principal (since 2014), and , Chief Information Security Officer (since 2015), DSIL Investments Services LLC.	180 Maiden Lane, Suite 1302, New York, New York 10038

Megan L. Dunphy General Counsel (since 2014); Member (since 2017)	General Counsel (since 2014) and Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Investment Trust.	180 Maiden Lane, Suite 1302, New York, New York 10038

Christina Povall Chief Financial Officer (since 2014); Member (since 2017)	Chief Financial Officer (since 2014) and Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017) and Vice President (since 2013), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investments Services LLC.	180 Maiden Lane, Suite 1302, New York, New York 10038
The principal business address of Wellington Management Company LLP (“Wellington Management”), a Delaware limited liability partnership, is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. Additional information as to Wellington Management and the directors and officers of Wellington Management is included in Wellington Management’s Form ADV filed with the Securities and Exchange Commission (File No. 801‑15908), which is incorporated herein by reference and sets forth the officers and directors of Wellington Management and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
The principal business address of SSGA Funds Management, Inc. (“SSGA FM”), a Massachusetts corporation, is One Iron Street, Boston, Massachusetts 02210. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc. which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). Additional information as to SSGA FM and the directors and officers of SSGA FM is included in SSGA FM’s Form ADV filed with the Securities and Exchange Commission (File No. 801‑ 60103), which is incorporated herein by reference and sets forth the officers and directors of SSGA FM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.
ITEM 32. PRINCIPAL UNDERWRITERS

(a)	DSIL Investment Services LLC is the distributor for the Registrant.

(b)	The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is incorporated herein by reference from Schedule A of Form BD as filed by DSIL Investment Services LLC (File No. 008‑44763) pursuant to the Securities Exchange Act of 1934, as amended.

(c) Not applicable.
ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:	Address:

Domini Impact Investments LLC (manager)	180 Maiden Lane, Suite 1302, New York, New York 10038

Wellington Management Company LLP (submanager)	280 Congress Street Boston, MA 02210

SSGA Funds Management, Inc. (submanager)	One Iron Street Boston, Massachusetts 02210

DSIL Investment Services LLC (distributor)	180 Maiden Lane, Suite 1302, New York, New York 10038

State Street Bank and Trust Company (custodian)	100 Summer Street Boston, MA 02110

BNY Mellon Investment Servicing (U.S.) Inc. (former transfer agent)	4400 Computer Drive Westborough, MA 01581

Iron Mountain Records Management (offsite records storage)	100 Harbor Drive Jersey City, NJ 07305

Blank Rome LLP (counsel to independent trustees of the Trust)	1271 Avenue of the Americas New York, NY 10020

Datto Corp. (electronic data media storage and backup server)	101 Merritt 7, 7th floor Norwalk, CT 06851

DLT Solutions (electronic data media storage and backup server)	2411 Dulles Corner Park, Suite 800 Herndon, VA 20171

DataBankHoldings, Ltd. (electronic data media storage and backup server)	14926 Pony Express Road Bluffdale, UT 84065

Global Relay Communications Inc. (electronic vaulting of email and data media storage)	220 Cambie Street, 2nd Floor Vancouver, B.C. Canada V6B2M9

Advisor Vault (electronic data media storage and backup)	842 Broadview Ave, Toronto, Ontario, M4K 2R1

Ultimus Fund Solutions, LLC (transfer agent)	Ultimus Fund Solutions, LLC 225 Pictoria Dr. Suite 450 Cincinnati, OH 45246

ITEM 34. MANAGEMENT SERVICES
Not applicable.
ITEM 35. UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment (this “Amendment”) to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on November 24, 2021.

DOMINI INVESTMENT TRUST
on behalf of its series: Domini Impact Equity Fund Domini International Opportunities Fund Domini Sustainable Solutions Fund Domini Impact International Equity Fund Domini Impact Bond Fund

By:	/s/ Carole M. Laible
Carole M. Laible President
Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities indicated below on November 24, 2021.

Signature	Title

/s/ Carole M. Laible Carole M. Laible	President (Principal Executive Officer) Domini Investment Trust

/s/ Christina M. Povall Christina M. Povall	Treasurer (Principal Accounting and Financial Officer) and Vice President of Domini Investment Trust

/s/ Amy Domini Thornton Amy Domini Thornton	Trustee of Domini Investment Trust

/s/ Kirsten S. Moy* Kirsten S. Moy	Trustee of Domini Investment Trust

/s/ Gregory A. Ratliff* Gregory A. Ratliff	Trustee of Domini Investment Trust

/s/ John L. Shields* John L. Shields	Trustee of Domini Investment Trust

*By: /s/ Carole M. Laible
Carole M. Laible Executed by Carole M. Laible on behalf of those indicated pursuant to Powers of Attorney dated July 27, 2021.

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

h(34)	Amended and Restated Expense Limitation Agreement effective as of 11/30/2021 with respect to the Domini Impact Equity Fund (Inv, A, Instl, Y), Domini International Opportunities Fund (Investor and Institutional), Domini Sustainable Solutions Fund (Investor and Institutional), Domini Impact International Equity Fund (A, Y) and Domini Impact Bond Fund (Inv, Instl, Y)
j	Consent of independent registered public accounting firm
p(4)	Code of Ethics of Wellington Management Company, LLP
p(5)	Code of Ethics of SSGA Funds Management, Inc.
q	Powers of Attorney

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Labels Linkbase
101.PRE	XBRL Taxonomy Presentation Linkbase

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 30, 2021

DOMINI IMPACT EQUITY FUNDSM

INVESTOR SHARES (DSEFX), CLASS A SHARES (DSEPX),

CLASS Y SHARES (DSFRX) AND INSTITUTIONAL SHARES (DIEQX)

DOMINI INTERNATIONAL OPPORTUNITIES FUNDsm

INVESTOR SHARES (RISEX) AND INSTITUTIONAL SHARES (LEADX)

DOMINI SUSTAINABLE SOLUTIONS FUNDSM

INVESTOR SHARES (CAREX) AND INSTITUTIONAL SHARES (LIFEX)

DOMINI IMPACT INTERNATIONAL EQUITY FUNDSM

INVESTOR SHARES (DOMIX), CLASS A SHARES (DOMAX),

INSTITUTIONAL SHARES (DOMOX) AND CLASS Y SHARES (DOMYX)

DOMINI IMPACT BOND FUNDSM

INVESTOR SHARES (DSBFX), INSTITUTIONAL SHARES (DSBIX) AND CLASS Y SHARES (DSBYX)

(each a “Fund” and collectively the “Funds”)

This Statement of Additional Information (“SAI”) sets forth information that may be of interest to investors but that is not necessarily included in the Funds’ Prospectus dated November 30, 2021, as amended from time to time. This Statement of Additional Information should be read in conjunction with the applicable Prospectus. With respect to the Domini Impact Equity Fund, Domini International Opportunities Fund, Domini Sustainable Solutions Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund, this SAI incorporates by reference the financial statements for the fiscal year ended July 31, 2021 included in the most recent Annual Report to Shareholders relating to the Funds and the financial statements for the fiscal period ended January 31, 2021 included in the most recent Semi-Annual Report to Shareholders relating to the Funds. An investor may obtain copies of the Funds’ Prospectuses, Annual Report to Shareholders and Semi-Annual Report to Shareholders without charge from Domini Impact Investments by calling 1-800-582-6757 or online at www.domini.com/funddocuments.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus and should be read only in conjunction with such prospectus. References in this Statement of Additional Information to the “Prospectus” are to the current Prospectus of the Funds, as amended or supplemented from time to time.

1. THE FUNDS

The Domini Impact Equity Fund (formerly the Domini Social Equity Fund) (the “Equity Fund”), the Domini International Opportunities Fund (the “International Opportunities Fund”), the Domini Sustainable Solutions Fund (the “Sustainable Solutions Fund”), the Domini Impact International Equity Fund (formerly the Domini International Social Equity Fund) (the “International Equity Fund”), and the Domini Impact Bond Fund (formerly the Domini Social Bond Fund) (the “Bond Fund,” and collectively with the Equity Fund, International Opportunities Fund, Sustainable Solutions Fund, and International Equity Fund, the “Funds”) are each diversified, open-end management investment companies. Each Fund is a series of shares of beneficial interest of Domini Investment Trust (the “Trust”), which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 7, 1989 and commenced operations on June 3, 1991. Prior to November 30, 2016, the name of the Trust was the Domini Social Investment Trust. Prior to January 20, 2000, the name of the Trust was “Domini Social Equity Fund.” Prior to November 27, 2009, the name of the International Equity Fund was “Domini European PacAsia Social Equity Fund.” Each Fund offers to buy back (redeem) its shares from its shareholders at any time at net asset value.

The Equity Fund, International Opportunities Fund, Sustainable Solutions Fund, and International Equity Fund are each referred to herein as a “Stock Fund” and, collectively, as the “Stock Funds.”

Information Concerning Reorganizations and Fund Structure

Prior to November 28, 2008, the Equity Fund and International Equity Fund each invested all of its respective assets in a corresponding series of the Domini Social Trust (each a “Master Fund”) that invested directly in securities. This investment structure is referred to as a “master-feeder” structure. The Board of Trustees of the Trust approved the withdrawal of each Stock Fund’s investment from its corresponding Master Fund and the direct investment in securities by each Stock Fund. There was no change to any Stock Fund’s portfolio of investments, advisory or portfolio management personnel, or any services provided to a Fund or its shareholders, and there was no change to any Stock Fund’s management or submanagement fees as a result of this change to the Stock Funds’ investment structure.

Sponsor, Investment Adviser, and Subadviser

Domini Impact Investments LLC (formerly Domini Social Investments LLC) (“Domini” or the “Adviser”) is the Funds’ sponsor. Domini provides investment advisory and administrative services to the Funds. The Board of Trustees provides broad supervision over the affairs of each Fund. Shares of each Fund are continuously sold by DSIL Investment Services LLC, the Funds’ distributor (“DSILD” or the “Distributor”). An investor should obtain from Domini, and should read in conjunction with the Prospectus, the materials describing the procedures under which Fund shares may be purchased and redeemed.

SSGA Funds Management, Inc. (“SSGA FM” or the “Subadviser”) is the investment subadviser for the Equity Fund, International Opportunities Fund, and Sustainable Solutions Fund. Wellington Management served as the Equity Fund’s subadviser from November 30, 2006 through November 30, 2018. Prior to November 30, 2006, SSGA FM subadvised the Equity Fund under a passive index strategy.

Wellington Management Company LLP (“Wellington Management”) is the investment subadviser for the International Equity Fund and the Bond Fund. Wellington Management has served as the International Equity Fund’s subadviser since the Fund’s inception.

Seix Investment Advisors LLC (and its predecessors) served as the Bond Fund’s subadviser from March 1, 2005 through January 6, 2015.

Share Classes

The Equity Fund offers four classes of shares: Investor shares, Class A shares, Institutional shares, and Class Y shares (prior to November 30, 2020, Class Y shares of the Equity Fund were known as Class R shares). The International Opportunities Fund and Sustainable Solutions Fund offer two classes of shares: Investor shares and Institutional shares. The International Equity Fund offers Investor shares, Class A shares, Institutional shares and Class Y shares, and the

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Bond Fund offers Investor shares, Institutional shares and Class Y shares as of the date of this Statement of Additional Information.

The Investor shares and Class A shares have each adopted a Rule 12b-1 plan that allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Class A shares are also subject to a sales load and minimum investment amounts. Institutional shares are generally only available to endowments, foundations, family office clients, private trust, religious organizations and other nonprofit entities, individuals, retirement plan sponsors, certain corporate or similar institutions, or omnibus accounts maintained by financial intermediaries and are subject to minimum investment amounts.

Class Y shares are generally available only to omnibus accounts held on the books of the Fund for financial intermediaries other entities that have been approved by the distributor. Class Y shares are also available to endowments, foundations, religious organizations, and other- tax-exempt entities, as well as, certain eligible retirement plans, including 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, and nonqualified deferred compensation plans. The sponsors of these retirement plans provide various shareholder services to the accounts.

2. INVESTMENT INFORMATION

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

The Equity Fund’s objective is to seek to provide its shareholders with long-term total return. The Fund may invest in equity securities of companies of any capitalization, but under normal circumstances, the Fund primarily invests in mid- and large-capitalization U.S. companies. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. The Fund may also invest in companies organized or traded outside the U.S.

The International Opportunities Fund’s objective is to seek to provide its shareholders with long-term total return. The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world, but under normal circumstances, will invest primarily in securities of mid-and large-capitalization companies tied economically to developed market countries throughout the world, other than the U.S. and Canada. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights and preferred shares. Under normal circumstances, the Fund’s investments will be tied economically to at least 10 different countries, other than the U.S. and Canada but not more than 15% of the Fund’s net assets will be invested in securities of issuers tied economically to the U.S., Canada, and emerging markets.

The Fund may have significant exposure to any region, country or sector at any time.

The Sustainable Solutions Fund’s objective is to seek to provide its shareholders with long-term total return. The Fund may invest in equity securities issued by companies of any market capitalization located throughout the world. For purposes of the Fund’s investment policies, equity securities include common stocks, depositary receipts, warrants, rights, and preferred shares. The Fund’s investments are not constrained by benchmark weightings in regions, countries, or sectors. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of companies that demonstrate a commitment to sustainability solutions. The Fund may have significant exposure to any region, country or sector at any time. The Fund may invest in fewer than 50 securities.

The International Equity Fund’s objective is to seek to provide its shareholders with long-term total return. The Fund may invest in equity securities of companies of any capitalization located in Europe, the Asia-Pacific region, and throughout the rest of the world, but under normal circumstances, the Fund primarily invests in mid- and large-capitalization companies tied economically to developed market countries located in Europe, the Asia-Pacific region, and throughout the rest of the world. The Fund’s investments will normally be tied economically to at least 10 different countries other than the U.S. and at least 40% of the Fund’s assets will be invested in companies tied economically to countries outside the U.S. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of

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borrowings, if any, for investment purposes) will be invested in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. The Fund may invest up to 10% of its assets in securities of issuers tied economically to emerging market countries.

The Bond Fund’s objective is to seek to provide its shareholders with a high level of current income and total return. Under normal circumstances, the Fund invests at least 80% of its assets in investment-grade securities and maintains an effective duration within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg U.S. Aggregate Bond Index as calculated by the Subadviser. Under normal circumstances, at least 80% of the Fund’s net assets (plus the amount of borrowings, if any, for investment purposes) will be invested in bonds, including government and corporate bonds, mortgage-backed and asset-backed securities, non-U.S. dollar-denominated bonds, and U.S. dollar-denominated bonds issued by non-U.S. entities. The Fund’s investments in bonds also may include floating and variable rate loans and municipal securities. A significant portion of the Fund’s assets may be invested in securities issued by government-sponsored entities such as Freddie Mac, Fannie Mae, and the Federal Home Loan Banks. A significant portion of the Fund’s assets may also be invested in “to be announced” securities, including mortgage dollar roll, when-issued, delayed delivery and forward commitment securities. A “to be announced” transaction is a method of trading mortgage-backed securities where the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount, and price at the time the contract is entered into but the mortgage-backed securities are delivered in the future, generally 30 days later. The Fund may invest up to 20% of its net assets in below investment grade debt securities (sometimes referred to as “junk bonds”) or, if unrated, of equivalent credit quality as determined by the Subadviser. The Fund may invest in privately issued mortgage-backed and asset-backed securities. The Fund may invest in securities that are in default and illiquid securities. The Fund’s investments may change significantly from time to time based on current market conditions and investment eligibility determinations.

The investment objective of a Fund may be changed without the approval of that Fund’s shareholders, but not without written notice thereof to shareholders 30 days prior to implementing the change. If there is a change in a Fund’s investment objective, shareholders of that Fund should consider whether the Fund remains an appropriate investment in light of their financial positions and needs. There can, of course, be no assurance that the investment objective of any Fund will be achieved.

Each Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Prospectus or in this SAI.

INVESTMENT POLICIES

The following supplements the information concerning the Funds’ investment policies contained in the Prospectus and should only be read in conjunction therewith.

EQUITY FUND, INTERNATIONAL OPPORTUNITIES FUND, SUSTAINABLE SOLUTIONS FUND AND INTERNATIONAL EQUITY FUND (EACH A “STOCK FUND” AND COLLECTIVELY THE “STOCK FUNDS”)

Common Stock

Each Stock Fund may invest in common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims that could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

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Preferred Stock

Each Stock Fund may invest in preferred stocks. Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed-income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index, or other formula. In the absence of credit deterioration, adjustable-rate preferred stocks tend to have less price volatility than fixed-rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features.

Warrants

Each Fund may invest in warrants. Warrants are securities that permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies generally considered to be small-cap issuers and medium-sized companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources, and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger, more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger-capitalization companies. In addition, transaction costs in smaller-capitalization stocks may be higher than those of larger-capitalization companies.

Exchange-Traded Funds

Each Stock Fund may purchase shares of exchange-traded funds (ETFs). Typically, a Stock Fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

Most ETFs are investment companies. Therefore, a Stock Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a Fund’s investments in other investment companies, which are described below under the heading “Investment Company Securities.”

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can

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fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of marketwide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Domini applies its environmental and social standards to an ETF when determining if the ETF is eligible for investment by a Fund.

Equity Swaps and Related Transactions

Each Stock Fund may enter into equity swaps and may purchase or sell (i.e., write) equity caps, floors, and collars. Each Stock Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Stock Fund’s portfolio or against an increase in the price of the securities that it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Equity swaps involve the exchange by a Stock Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually based principal amount from the party selling the equity cap. The purchase of an equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually based principal amount from the party selling the equity floor. A collar is a combination of a cap and a floor, which preserves a certain return within a predetermined range of values.

Each Stock Fund may enter into equity swaps, caps, floors, and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into equity swaps on a net basis (i.e., the two payment streams are netted out), with the Stock Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Stock Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis, and an amount of cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated by the Stock Fund’s custodian as described under “Use of Segregated and Other Special Accounts” below. If a Stock Fund enters into an equity swap on other than a net basis, the Stock Fund will segregate liquid assets in the full amount accrued on a daily basis of the Stock Fund’s obligations with respect to the swap as described under “Use of Segregated and Other Special Accounts” below. A Stock Fund will only enter into equity swap, cap, floor, or collar transactions with counterparties the Subadviser deems to be creditworthy. The Subadviser will monitor the creditworthiness of counterparties to its equity swap, cap, floor, and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Stock Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Subadviser has determined that, as a result, the swap market is liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Stock Fund sells caps, floors, and collars it will segregate cash and/or cash equivalents or other liquid high-grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Stock Fund’s obligations with respect to the caps, floors, or collars as described under “Use of Segregated and Other Special Accounts below. The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Subadviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Stock Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the Subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset a Stock Fund’s rights and obligations

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relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

Each Stock Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities to cover its current obligations under swap agreements. If a Stock Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Stock Fund’s accrued obligations under the swap agreement over the accrued amount the Stock Fund is entitled to receive under the agreement. If a Stock Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Stock Fund’s accrued obligations under the agreement. Each Stock Fund will comply with the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.

There is no limit on the amount of equity swap transactions that may be entered into by a Stock Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Stock Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Stock Fund may depend, among other things, on the Stock Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Stock Fund and counterparties to the transactions, the Stock Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange-traded instrument. To the extent a Stock Fund does not, or cannot, terminate such a transaction in a timely manner, the Stock Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Stock Fund’s risk of loss is the net amount of payments that the Stock Fund contractually is entitled to receive, if any. A Stock Fund may purchase and sell caps, floors, and collars without limitation, subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.

Indexed Securities

Each Stock Fund may purchase securities whose prices are indexed to the prices of other securities, securities indexes, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Nonregional Securities

To gain broader exposure to certain sectors or industries, each Stock Fund may invest in securities of issuers based outside of the region in which the Fund primarily invests. See “Foreign Securities and Foreign Issuers” for a discussion of risks associated with these types of investments.

Investors should note that a Stock Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Securities and Exchange Commission (“SEC”), the Commodity Futures Trading Commission (“CFTC”), and the federal income tax requirements applicable to regulated investment companies.

NATURAL DISASTERS

Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which a Fund invests to conduct their businesses, and thus on the investments made by a Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

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INTERNATIONAL OPPORTUNITIES FUND, INTERNATIONAL EQUITY FUND, SUSTAINABLE SOLUTIONS FUND

Europe

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 31, 2020, the United Kingdom withdrew from the European Union. Given the size and importance of the United Kingdom’s economy, uncertainty about its relationship with the remaining member states of the European Union may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the European Union. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Whether or not the Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the inter-connected nature of the global economy and capital markets.

Foreign Securities and Foreign Issuers

Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social, and political conditions such as wars, terrorism, civil unrest, and uprisings, and from fluctuating interest rates.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing, and financial recordkeeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income, the possible seizure or nationalization of foreign assets, and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions that might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,”

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as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

There generally is less governmental supervision and regulation of exchanges, brokers, and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible subcustodians,” as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or where such purchase may result in a Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries. A Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign subcustodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign subcustodians in the event of the bankruptcy of the subcustodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries that could affect private sector companies and consequently the value of certain securities held in a Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees that may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests, and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, a Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors that could adversely affect a Fund. In addition, if deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.

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With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund.

Supranational Obligations

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank, and the Inter-American Development Bank. Supranational issued instruments may be denominated in multinational currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Depositary Receipts

Securities of foreign issuers may be purchased directly or through depositary receipts, such as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs, and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depositary receipt as it is for the issuer of a sponsored depositary receipt.

Risks of Derivatives Outside the United States

When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies, and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset, or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal, and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

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BOND FUND

Bank Obligations

The Bond Fund may invest in bank obligations, including the following:

o

Certificates of deposit, which are negotiable interest-bearing instruments with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

o

Time deposits (including Eurodollar time deposits), which are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Time deposits earn a specified rate of interest over a definite period of time, but cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

o

Bankers’ acceptances, which are bills of exchange or time drafts drawn on and accepted by a commercial bank. They are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

o	Other short-term debt obligations.

The Bond Fund’s investments in bank obligations are particularly susceptible to adverse events in the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also negatively affect the bank’s financial situation.

Bank obligations may be issued by domestic banks, foreign subsidiaries, or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions, which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Bond Fund may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Subadviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied.

Commercial Paper

The Bond Fund may invest in commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

Variable Rate Obligations

Unlike most bonds, which pay a fixed rate of interest, variable rate debt obligations pay interest at rates that change based on market interest rates. Interest rates on variable rate obligations may move in the same or in the opposite direction as market interest rates and may increase or decrease based on a multiple of the change in a market interest rate. These obligations tend to be highly sensitive to interest rate movements.

The loans in which the Bond Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a

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borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. Additionally, with respect to loan participations, the Bond Fund, as a participant in a loan, will not have any direct claim on the loan or against the borrower, and the Bond Fund may be subject to greater delays, expenses and risks than would have been involved if the Bond Fund had purchased a direct obligation of the borrower.

Mortgage-backed Securities

The Bond Fund may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing, or foreclosure of the underlying property, net of fees or costs that may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae (formerly the Federal National Mortgage Association) (“Fannie Mae”), and Freddie Mac (formerly the Federal Home Loan Mortgage Corporation) (“Freddie Mac”). Obligations of Ginnie Mae are backed by the full faith and credit of the U.S. government while obligations of Fannie Mae and Freddie Mac are supported by the respective agency only. In 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed into a conservatorship under FHFA. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac there can be no assurance that it will support these or other government-sponsored enterprises in the future.

A portion of the Bond Fund’s assets may be invested in collateralized mortgage obligations (“CMOs”), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by Ginnie Mae, Fannie Mae, or Freddie Mac but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as “Mortgage Assets”). The Bond Fund may also invest a portion of its assets in multi-class pass-through securities, which are interests in a trust composed of Mortgage Assets. CMOs (which include multi-class pass-through securities) may be issued by agencies, authorities, or instrumentalities of the U.S. government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. The class of CMO, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly, or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in various ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full.

The Bond Fund also may invest in real estate mortgage investment conduits (“REMICs”). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

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Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. This particular risk, referred to as “maturity extension risk,” may effectively convert a security that was considered short- or intermediate-term at the time of purchase into a long-term security. The prices of long-term securities generally fluctuate more widely than short- or intermediate-term securities in response to changes in interest rates. Thus, rising interest rates would not only likely decrease the value of the Bond Fund’s fixed-income securities, but would also increase the inherent volatility of the Fund by effectively converting short-term debt instruments into long-term debt instruments. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

Corporate Asset-backed Securities

The Bond Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments that shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support that fall into two categories: (a) liquidity protection and (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third-parties. The degree of credit support provided for each issue is generally based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Mortgage “Dollar Rolls”

The Bond Fund may enter into mortgage dollar roll transactions. In these transactions, the Bond Fund sells mortgage-backed securities for delivery in the future and at the same time contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Bond Fund does not receive principal and interest paid on the mortgage-backed securities. The Bond Fund is compensated for the lost principal and interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Bond Fund may also be compensated by receipt of a commitment fee. However, the Bond Fund takes the risk that the market price of the mortgage-backed security may drop below the future purchase price. When the Bond Fund uses a mortgage dollar roll, it is also subject to the risk that

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the other party to the agreement will not be able to perform. The Bond Fund will invest only in covered rolls, which are specific types of dollar rolls for which the Bond Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities equal in value to the securities subject to repurchase by the Fund subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below.

Securities Ratings

The Bond Fund may purchase investment-grade securities rated above Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by S&P, and BBB by Fitch, respectively, and those securities that the Fund’s Subadviser believe to be of comparable quality. To the extent the Bond Fund is permitted to invest in below investment-grade securities it may have exposure to securities rated below Baa, BBB, or BBB by Moody’s, S&P and Fitch, respectively. These lower rated securities may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than securities assigned a higher quality rating. The market prices of these securities may go up and down more than higher-rated securities and may go down significantly in periods of general economic difficulty that may follow periods of rising interest rates. A description of the ratings applied by Moody’s, S&P and Fitch is included in Appendix A.

Call Features

Certain securities held by the Bond Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by the Bond Fund during a time of declining interest rates, the Bond Fund may have to reinvest that money at the lower prevailing interest rates.

Zero Coupon Bonds, Deferred Interest Bonds, and PIK Bonds

The Bond Fund may invest in debt obligations called zero coupon bonds, deferred interest bonds, and payment-in-kind (“PIK”) bonds. Zero coupon bonds do not pay any interest. Instead, zero coupon bonds are issued at a significant discount from the value the Bond Fund expects to receive upon maturity. Deferred interest bonds are similar to zero coupon bonds except that they begin to pay interest after some delay. Although PIK bonds may pay interest in cash, they also are similar to zero coupon bonds or deferred interest bonds because the issuer has the option to make interest payments in additional debt obligations rather than cash. Because these bonds may not pay interest at regular intervals, changes in interest rates affect the value of zero coupon, deferred interest, and PIK bonds more than debt obligations that pay regular interest, and the credit risk of these bonds tends to be greater than the credit risk of debt obligations that pay regular interest. Even though zero coupon, deferred interest, and PIK bonds may not make payments of interest until maturity or until after a delay, the Bond Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, it may be necessary at times for the Bond Fund to sell investments in order to make these distribution payments.

Stripped Securities

The Bond Fund may invest in stripped securities, such as interest-only strips (called IOs), which may receive only interest payments, and other types of stripped securities, such as principal-only strips (called POs), which may receive only principal payments. Stripped securities are more sensitive to changes in interest rates than are certain other debt instruments. The value of IOs generally will decrease as interest rates increase. As interest rates decrease, the Bond Fund’s investments in IOs may be adversely affected by a rapid rate of principal payments (including prepayments) on the underlying securities. A rapid rate of principal payments (including prepayments) may cause an IO to mature before the Bond Fund recovers its initial investment in the security. Conversely, if interest rates increase, the Bond Fund’s investments in POs may be adversely affected by a lower than expected rate of principal payments (including prepayments) on the underlying securities. A lower rate of principal payments (including prepayments) effectively extends the maturity of a PO.

Swaps and Related Investments

The Bond Fund may use a variety of swaps, including, but not limited to, credit- and event-linked swaps, interest rate swaps, swaps on specific securities or indices, swaps on rates (such as mortgage prepayment rates) and other types of swaps, such as caps, collars and floors, to hedge against a change in inflation, interest rates or other rates that could

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affect the value of securities in its portfolio. In addition, to the extent the Bond Fund is permitted to invest in foreign currency-denominated securities, it may invest in currency swaps. Interest rate swaps involve the exchange by the Bond Fund with another party of their respective commitments to pay or receive interest. An equity swap is an agreement to exchange cash flows on a principal amount based on changes in the values of the reference index. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.

Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund’s investments and its share price and yield. Investing in swaps and utilizing these and related techniques in managing a Fund portfolio, are highly specialized activities that involve investment techniques and risks different from those associated with ordinary portfolio transactions. These investments involve significant risk of loss. The most significant factor in the performance of swaps, caps, floors, and collars is the change in the specific interest rate, equity, or other factor that determines the amount of payments to be made under the arrangement. Whether the Fund’s use of swaps will be successful in furthering its investment objective will depend on the applicable Subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. If the Subadviser is incorrect in its forecast of such factors, the utilization of swap arrangements and related techniques could negatively impact the Bond Fund’s performance. If a swap agreement calls for payments by the Bond Fund, the Bond Fund must be prepared to make such payments when due. The Bond Fund will not enter into any swap unless the Adviser or the Bond Fund Subadviser deems the counterparty to be creditworthy.

If the creditworthiness of the Bond Fund’s swap counterparty declines, it becomes more likely that the counterparty will fail to meet its obligations under the contract, and consequently the Fund will suffer losses. Although there can be no assurance that a Fund will be able to do so, a Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. However, a Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined. There can be no assurance that a Fund will be able to enter into swap transactions at prices or on terms the applicable Subadviser believes are advantageous to such Fund. In addition, although the terms of swaps, caps, collars and floors may provide for termination, there can be no assurance that a Fund will be able to terminate a swap or to sell or offset caps, collars or floors that it has purchased.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. The Bond Fund will maintain liquid assets with its custodian or otherwise cover its current obligations under swap transactions in accordance with current regulations and policies applicable to the Fund. When a Fund is a protection seller in a credit default swap it will segregate assets equivalent to the full notional value of the swap.

Swap agreements are subject to the Bond Fund’s overall limit that not more than 15% of its net assets may be invested in illiquid securities.

Structured Notes and Indexed Securities

The Bond Fund may invest in structured notes and indexed securities. A structured note is a debt security with its interest rate or principal determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes, or other financial indicators, or the relative change in two or more financial indicators. Indexed securities include structured notes as well as securities other than debt instruments, with their interest rates or principal determined by one or more financial indicators.

Structured notes and indexed securities may be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments. These securities generally expose the Bond Fund to credit risks equal to that of the underlying financial indicators. The interest rate or the principal amount payable upon maturity of a structured note or indexed security may go up or down depending on changes in the underlying indicators. Structured notes and indexed

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securities often are less liquid than other debt instruments because they are typically sold in private placement transactions with no active trading market.

To Be Announced (TBA) Securities, When-Issued Securities and Forward Commitments of Purchases on a “When-Issued” Basis

The Bond Fund may invest a significant portion of its assets in TBA securities, including when-issued and delayed delivery securities, forward commitments, or commitments to purchase securities on a “when-issued” basis. TBA Securities, forward commitments, when-issued or delayed-delivery transactions arise when securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. The price of such securities is fixed at the time of the commitment and delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Fund will make commitments to purchase obligations on a “when-issued” basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The “when-issued” securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a “when-issued” basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

TBA securities, forward commitments, when-issued or delayed-delivery transactions involve the risk that the security the Fund buys will lose value prior to its delivery. There are also the risks that the security will never be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Upon entry of TBA securities, forward commitments, when-issued or delayed delivery transactions the Fund will segregate cash and/or cash equivalents or other liquid high-grade debt securities having a market value (marked–to-market on a daily basis) equal to the aggregate purchase price due on the settlement dates of all such transactions. The Fund will comply with the asset segregation requirements described under “Use of Segregated and other Special Accounts.”

Futures Contracts

Subject to applicable laws, the Bond Fund may purchase and sell futures contracts based on various securities, securities indexes, and other financial instruments and indexes. The Fund intends to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security or financial instrument at a specified future time and at a specified price. A “sale” of a futures contract entails a contractual obligation to deliver the underlying securities or financial instruments called for by the contract, and a “purchase” of a futures contract entails a contractual obligation to acquire such securities or financial instruments, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, that is a member of an appropriate exchange designated as a “contract market” by the Commodity Futures Trading Commission (the “CFTC”).

When the Fund purchases or sells a futures contract, the Fund must allocate certain of its assets as an initial deposit on the contract. The initial deposit may be as low as approximately 5% or less of the value of the contract. The futures contract is marked to market daily thereafter, and the Fund may be required to pay or entitled to receive additional “variation margin,” based on decrease or increase in the value of the futures contract.

Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indexes, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

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The Fund’s ability to hedge effectively through transactions in futures contracts depends on, among other factors, the Adviser’s or the Subadviser’s judgment as to the expected price movements in the securities or financial instruments underlying the futures contracts. In addition, it is possible in some circumstances that the Fund would have to sell securities from its portfolio to meet “variation margin” requirements at a time when it may be disadvantageous to do so.

Options on Futures Contracts

The Bond Fund may purchase and write options to buy or sell futures contracts in which the Fund may otherwise invest. These investment strategies may be used for hedging purposes.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Options on futures contracts that are written or purchased by the Fund on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges.

The Fund may cover the writing of call options on futures contracts (a) through purchases of the underlying futures contract or (b) through the holding of a call on the same futures contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and/or cash equivalents or other liquid high-grade debt securities subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below. The Fund may cover the writing of put options on futures contracts (a) through sales of the underlying futures contract, (b) through maintenance of cash and/or cash equivalents or other liquid high-grade debt securities in an amount equal to the value of the security underlying the futures contract subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below, or (c) through the holding of a put on the same futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the difference is maintained by the Fund in cash and/or cash equivalents or other liquid high-grade debt securities subject to the asset segregation requirements described under “Use of Segregated and Other Special Accounts” below. Put and call options on futures contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call option on a futures contract written by the Fund, the Fund will be required to sell the underlying futures contract, which, if the Fund has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract written by the Fund is exercised, the Fund will be required to purchase the underlying futures contract, which, if the Fund has covered its obligation through the sale of such contract, will close out its futures position.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or financial instruments deliverable on exercise of the futures contract. The Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s security holdings. Similarly, the writing of a put option on a futures contract constitutes a

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partial hedge against increasing prices of the securities or financial instruments deliverable upon exercise of the futures contract. If the Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. The Fund’s ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities or other financial instruments held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for the Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected marketwide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Futures contracts and options on futures contracts may be entered into on U.S. exchanges regulated by the CFTC and on foreign exchanges. The securities underlying options and futures contracts traded by the Fund may include domestic as well as foreign securities, subject to the Fund’s investment objectives. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign countries, may involve considerations and risks not typically associated with investing in U.S. markets.

GENERAL INVESTMENT TECHNIQUES AND POLICIES APPLYING TO EACH FUND

AS SPECIFIED BELOW

Investment Company Securities

Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits generally require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other fees that a Fund bears directly in connection with its own operations. The main risk of investing in other investment companies is the risk that the value of the underlying securities might decrease.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures, and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible bonds are subject to the market risk of stocks, and, like other bonds, are also subject to interest rate risk, prepayment and extension risk, and the credit risk of their issuers. Convertible securities will at times be priced in the market like other fixed-income securities — that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise.

However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus,

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convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Convertible bonds tend to offer lower rates of interest than nonconvertible bonds because the stock conversion feature represents increased potential for capital gains. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s nonconvertible debt obligations or preferred stock. Call provisions on convertible bonds may allow the issuer to repay the debt before it matures. This may hurt the Fund’s performance because it may have to reinvest the money repaid at a lower rate.

Borrowing

Each Fund may borrow in certain limited circumstances. See “Investment Restrictions.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the strategy of the Adviser and Subadviser. Interest on any borrowings will be a Fund expense and will reduce the value of the Fund’s shares.

Illiquid Investments

Each of the Stock Funds may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market. The Bond Fund may invest up to 15% of its net assets in illiquid securities, or securities for which there is no readily available market, including privately placed restricted securities. The absence of a trading market may make it difficult to establish a market value for illiquid securities. It may be difficult or impossible for a Fund to sell illiquid securities at the desired time and at an acceptable price.

Rule 144A Securities

Each Fund may invest in certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. The liquidity of Rule 144A and other restricted securities is determined in accordance with the Funds’ liquidity risk management program.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of that Fund’s assets invested in illiquid assets would increase. The Adviser and the applicable Subadviser will monitor a Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Derivatives

Although it is not a principal strategy, each Fund may, but is not required to, use various investment strategies described below to hedge market risks (such as broad or specific market movements and currency exchange rates), or to seek to increase the Fund’s income or gain.

Each Fund may purchase and sell single stock, currency, or stock index futures contracts and enter into currency transactions; purchase and sell (or write) exchange-listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indexes, and other financial instruments; enter into equity swaps and related transactions; and invest in indexed securities and other similar transactions that may be developed in the future to the extent that the applicable Subadviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). A Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps, and options on currencies.

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The Funds are operated by persons who have claimed an exclusion from registration as a “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation as a commodity pool operator.

As a result, while the Funds continue to rely on this exemption, they will remain limited in their ability to trade instruments subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”), including commodity futures (which include futures on broad-based securities indexes and interest rate futures), options on commodity futures and swaps. This limitation also applies with respect to any indirect exposure that a Fund may have to these instruments through investments in other funds. The Funds’ investment adviser may have to rely on representations from the Fund’s Subadviser about the amount (or maximum permitted amount) of investment exposure that the Fund has to instruments such as commodity futures, options on commodity futures and swaps.

Under this exemption, a Fund must satisfy one of the following two trading limitations at all times: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity futures, options on commodity futures, swaps and other CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

The use of certain Derivatives in certain circumstances will require that the Funds segregate cash or other liquid assets to the extent the Funds’ obligations are not otherwise “covered” through ownership of the underlying security, financial instrument, or currency. See “Use of Segregated and Other Special Accounts” below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity, and to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See “Risk Factors Associated with Derivatives” below. The degree of a Fund’s use of Derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). See “Effects of Certain Investments and Transactions” below.

Financial reform laws enacted after the financial crisis of 2008-2009, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”), are changing many aspects of financial regulation applicable to derivatives. For instance, Dodd-Frank calls for the comprehensive regulation of swaps by the CFTC and the Securities and Exchange Commission (the “SEC”). The CFTC and the SEC are in the process of adopting and implementing new regulations applicable to these instruments, including rules with respect to recordkeeping, reporting, business conduct, relationship documentation, margin, clearing, and trade execution requirements. In addition, Dodd-Frank requires the registration of certain parties that deal or engage in substantial trading, execution or advisory activities in the markets for swaps. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. The extent and impact of these regulations are not yet fully known and may not be known for some time.

A Fund’s use of derivatives may be affected by other applicable laws and regulations and may be subject to review by the SEC, the CFTC, exchange and market authorities and other regulators in the United States and abroad. A Fund’s ability to use derivatives may be limited by tax considerations.

Certain derivatives transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, a Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, a Fund is instead exposed to the risk of default of the clearinghouse and, to the extent a Fund has posted any margin, the risk of default of

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the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.

Derivatives involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For derivatives not guaranteed by an exchange or clearinghouse, a Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs, disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.

Currency Transactions

Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference between two or more currencies and operates similarly to an equity swap, which is described below under “Equity Swaps and Related Transactions.” The Funds may enter into currency transactions only with counterparties that the applicable Subadviser deems to be creditworthy.

Each Fund may enter into currency forward contracts when the Subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, each Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of a Fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. No Fund will enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, each Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings are exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors Associated with Derivatives.” If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Futures Contracts

Each Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies; and (2) on domestic and foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain

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instruments, the net cash amount). A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (CFTC). Maintaining a futures contract or selling an option on a futures contract will typically require a Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on single stocks, stock indexes, or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within 30 days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

Single Stock Futures

Recent legislation permits the trading on U.S. exchanges of standardized futures contracts on individual equity securities, such as common stocks, exchange-traded funds, and American Depository Receipts, as well as narrow-based securities indexes, generally called security futures contracts or “SFCs.” As with other futures contracts, an SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20%) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a Fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a Fund may invest, where the Fund has a position in a SFC, the Fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options

In order to hedge against adverse market shifts or to increase income or gain, each Fund may purchase put and call options or write “covered” put and call options on futures contracts on stock indexes, and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, each Fund may purchase put and call options and write “covered” put and call options on securities, indexes, currencies, and other financial instruments. Each Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option, (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option, (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written, or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment when a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account).

Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option

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continues. By writing a put, a Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases, in purchasing a put option, each Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, each Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

Each Fund may choose to exercise the options it holds, permit them to expire, or terminate them prior to their expiration by entering into closing transactions. Each Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities, or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under “Use of Segregated and Other Special Accounts.”

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency, or other instrument at the exercise price. Each Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency, or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

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OCC-issued and exchange-listed options, including options on securities, currencies, and financial instruments, generally settle for cash, although physical settlement may be required in some cases. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions, or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties, and security, are determined by negotiation of the parties. It is anticipated that each Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency, or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Subadviser deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund.

Each Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies, and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call) or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

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Each Fund reserves the right to purchase or sell options on instruments and indexes that may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective, and the restrictions set forth herein.

Each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies, and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) OPTIONS ON STOCKS AND STOCK INDEXES. Each Fund may purchase put and call options and write covered put and call options on stocks and stock indexes listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, each Fund may purchase options on stocks that are traded over-the-counter. Options on stock indexes are similar to options on specific securities. However, because options on stock indexes do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the New York Stock Exchange (“NYSE”) Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index, and other standard broadly based stock market indexes. Options are also traded in certain industry or market segment indexes such as the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Subadviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

(b) OPTIONS ON CURRENCIES. Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

(c) OPTIONS ON FUTURES CONTRACTS. Each Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes, and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a Fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

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COMBINED TRANSACTIONS

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), and any combination of futures, options, and currency transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the Subadviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by Fund based on the Subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

RISK FACTORS ASSOCIATED WITH DERIVATIVES

Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity, and, to the extent the Subadviser’s view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a regulated exchange or market facility and cleared through a regulated clearinghouse. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and a Fund may not be able to enter into swaps that meet its investment needs. A Fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. A Fund will be required to trade many swaps through a broker who is a member of the clearinghouse. The broker may require a Fund to post margin to the broker as a down payment on the Fund’s obligations and may change the amount of margin required from time to time. A Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require a Fund to terminate a derivatives position under certain circumstances. This may cause a Fund to lose money. The clearinghouse will be a Fund’s counterparty for the derivatives trades. A Fund will take the risk that the counterparty defaults. A Fund also may be exposed to additional risks as a result of the new regulations. The extent and impact of the new regulations are not yet fully known and may not be for some time.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Subadviser deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund

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may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Recent legislation will require most swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. The swap market could be disrupted or limited as a result of this legislation, which could adversely affect a Fund. Moreover, the establishment of a centralized exchange or market for swap transactions may not result in swaps being easier to trade or value.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Because the amount of interest and/or principal payments that the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS.

Consistent with SEC staff guidance, a borrowing transaction or financial instrument that involves the Funds’ obligation to make future payments to third-parties will not be viewed as creating a senior security, as that term is defined in Section 18(g) of the 1940 Act, provided that the Fund “covers” its obligations as described below. Those instruments can include, among others, (i) forward commitments, to be announced (TBA) securities, and securities purchased or sold when-issued or delayed delivery, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) securities sold short, (vii) dollar rolls, (viii) reverse repurchase agreements, (ix) or other assets set forth in a Fund’s Statement of Additional Information as subject to segregation. In general either the full amount of any obligation by a Fund to pay or deliver such securities or assets must be covered at all times by the securities, instruments, or currency required to be delivered, or subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the Fund’s Custodian or subcustodian.

Each Fund will consider its obligations with respect to assets subject to segregation as “covered” when the Fund (1) maintains an offsetting financial position, (2) segregates liquid assets (such as cash, U.S. government securities or other high grade debt obligations) equal (as determined on a daily mark-to-market basis) to the Fund’s economic exposure under the instrument in accordance with Securities and Exchange Commission Release No. IC-10666, or (3) otherwise “covers” the transaction in accordance with SEC staff guidance.

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Segregated assets may be physically segregated or segregated through appropriate notation on the books of each Fund or the Fund Custodian or subcustodian in accordance with procedures approved by the Board of Trustees. Segregated assets may not be sold or transferred by a Fund unless equivalent liquid assets are substituted in their place or it is no longer necessary to segregate them. The value of segregated assets should be marked to market daily and additional liquid assets will be segregated whenever the value of a Fund’s segregated assets falls below the amount required to be maintained by SEC staff guidance. If segregated assets decline in value, a Fund will need to segregate additional assets or reduce its position in applicable instruments.

A Fund’s Asset Segregation policies may require a Fund to sell a portfolio security or exit a transaction, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. A Fund’s ability to use instruments triggering segregation may under some circumstances depend on the nature of the instrument and the amount of assets that the Fund is required to segregate to comply with SEC staff guidance. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund’s obligations under the financial instruments have been satisfied.

Consistent with SEC staff positions, a call option on securities written by a Fund, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid assets equal to the exercise price. A currency contract that obligates a Fund to buy or sell a foreign currency will generally require the Fund to hold and segregate the amount of that currency, liquid assets denominated in that currency, or other liquid assets equal to the Fund’s obligations in respect of that contract.

OTC options entered into by a Fund, including those on securities, currency, financial instruments, or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Fund enters into OTC option transactions, it will be subject to counterparty risk.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated subcustodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors, and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of portfolio securities by a Fund to a broker-dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed-upon price, date, and interest payment, and are considered borrowings by the Fund and are subject to any borrowing limitations set forth under “Investment Restrictions” in this Statement of

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Additional Information. A Fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of the Fund’s assets. If a Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. The Fund will segregate such assets subject to the repurchase agreement. The Fund cannot use these segregated assets to meet its current obligations. The Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements are considered to be a form of borrowing. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent.

Repurchase Agreements

Each Fund may invest in repurchase agreements that are fully collateralized by securities in which the Fund may otherwise invest. A repurchase agreement involves the purchase of a security that must later be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the NYSE or a subsidiary thereof) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the Investment Company Act of 1940, as amended (the “1940 Act”), repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay, although a Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, a Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, a Fund could experience a loss.

Non-U.S. Investments

Each of the Funds may invest in securities of foreign issuers. Investments in foreign securities involve risks relating to political, social, and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to any Fund’s investments, the effect may be to reduce the income received by the Fund on such investments.

A Fund also may hold securities of non-U.S. issuers in the form of American Depositary Receipts (“ADRs”). Generally, ADRs in registered form are designed for use in U.S. securities markets. ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of non-U.S. issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. For purposes of the Fund’s investment policies, investments in ADRs and similar instruments will be deemed to be investments in the underlying equity securities of non-U.S. issuers. The Equity Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) that may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Loans of Securities

Consistent with applicable regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, each Fund may make loans of its securities to brokers, dealers, or other financial institutions, provided that (a) the loan is secured continuously by collateral, consisting of securities, cash, or cash equivalents, which is marked to market daily to ensure that each loan is fully collateralized, at all times, (b) the applicable Fund may at any time call the

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loan and obtain the return of the securities loaned within three business days, (c) the applicable Fund will receive any interest or dividends paid on the securities loaned, and (d) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the applicable Fund. Each Fund reserves the right to recall loaned securities so that it may exercise voting rights on loaned securities according to the Fund’s Proxy Voting Policy and Procedures.

A Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. A Fund will continue to have market risk and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral, and the risk that the Fund is unable to recall a security in time to exercise voting rights or sell the security.

Where the collateral received is cash, the cash will be invested and the Fund will be entitled to a share of the income earned on the investment, but will also be subject to investment risk on the collateral and will bear the entire amount of any loss in connection with investment of such collateral.

In connection with lending securities, a Fund may pay reasonable finders, administrative, and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the applicable Fund, Domini, or the applicable Subadviser.

Fees and expenses paid by a Fund in connection with loans of securities are not reflected in the fee table or expense example in the Fund’s prospectus. If the income earned on the investment of the cash collateral is insufficient to pay these amounts or if the value of the securities purchased with such cash collateral declines, a Fund may take a loss on the loan. Where a Fund receives securities as collateral, the Fund will earn no income on the collateral, but will earn a fee from the borrower.

The Funds do not currently engage in securities lending.

Options on Securities and Indexes

A Fund may enter into certain transactions in options involving securities in which the Fund may otherwise invest and options in indexes based on securities in which the Fund may otherwise invest. Each Fund may enter into such options transactions for the purpose of hedging against possible increases in the value of securities that are expected to be purchased by the respective Fund or possible declines in the value of securities that are expected to be sold by that Fund.

The purchase of an option on a security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a nonrefundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While a Fund would establish an option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by a Fund, and that Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on a Fund’s ability effectively to hedge its portfolio.

Options on securities indexes are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

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Transactions by a Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of Domini or a Subadviser. An exchange, board of trade, or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Short Sales

Short sales of securities are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

Although they have no current intention to do so, each Fund may enter into a short sale if it is “against the box.” If a Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If a Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result that the Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a Fund.

Cash Reserves

Each Fund may invest cash reserves in short-term debt securities (i.e., securities having a remaining maturity of one year or less) issued by agencies or instrumentalities of the United States government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits, or repurchase agreements, provided that the issuer satisfies certain social criteria. Some of the investments will be with community development banks and financial institutions and may not be insured by the FDIC. The Funds do not currently intend to invest in direct obligations of the United States government. Short-term debt instruments purchased by a Fund will be rated at least P-1 by Moody’s, A-1+ or A-1 by S&P, or F1+ or F1 by Fitch, or if not rated, determined to be of comparable quality by the Board of Trustees. The Equity Fund’s policy is to hold its assets in such securities in order to meet anticipated redemption requests.

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PORTFOLIO TURNOVER

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The below sets forth the Fund’s portfolio turnover rates for the last two fiscal years. A rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once over the course of a year. High portfolio turnover rate may affect the amount, timing and character of distributions. Higher portfolio turnover also results in higher transaction costs. Portfolio turnover rate may vary greatly from year to year as well as within a particular year.

Fund	Portfolio Turnover Rate (FYE 7/31/2021)	Portfolio Turnover Rate (FYE 7/31/2020)	Portfolio Turnover Rate (FYE 7/31/2019)
Equity Fund	23%	21%	95%
International Opportunities Fund	16%*	--	--
Sustainable Solutions Fund	65%	10%**	--
International Equity Fund	88%	98%	77%
Bond Fund	378%***	469%***	319%***

*	Reflects portfolio turnover rates for the fiscal period from November 30, 2020 (commencement of operations) through July 31, 2021.
**	Reflects portfolio turnover rates for the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020.
***	The Bond Fund’s portfolio turnover rate for the fiscal years ended July 31, 2019, 2020, and 2021 was impacted by investments in certain securities subject to periodic roll activity.

PROXY VOTING POLICIES

Each Fund has adopted proxy voting policies and procedures that seek to ensure that all proxies for securities held by that Fund are cast in the best interests of the Fund’s shareholders. Because each Fund has a fiduciary duty to vote all shares in the best interests of its shareholders, each Fund votes proxies after considering its shareholders’ financial interests and social objectives. The proxy voting policies and procedures are designed to ensure that all proxies are voted in the best interests of Fund shareholders by isolating the proxy voting function from any potential conflicts of interest. In most instances, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of voting decisions. There are, however, several voting guidelines that require a case-by-case determination, and other instances where votes may vary from predetermined policies. Certain procedures have been adopted to ensure that conflicts of interest in such circumstances are identified and appropriately addressed. The Board of Trustees has delegated the responsibility to vote proxies for the Funds to Domini. More details about the Funds’ proxy voting guidelines and Domini’s proxy voting policies and procedures, including procedures adopted by Domini to address any potential conflicts of interest, are provided in the complete Proxy Voting Policies and Procedures in Appendix B.

All proxy votes cast for the Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com/proxyvoting, and on the EDGAR database on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Funds have implemented portfolio holdings disclosure policies and procedures that govern the timing and circumstances of disclosure to shareholders and third-parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies and procedures have been approved by the Board of Trustees of the Funds and are subject to periodic review by the Board of Trustees.

Disclosure of each Fund’s holdings is required to be made within 60 days of the end of each fiscal semi-annual period (each July 31 and January 31) in the Annual Report and the Semi-Annual Report to Fund shareholders and as of the end of its first and third fiscal quarters (each October 31 and April 30) in publicly available filings of Form N-PORT on the EDGAR database on the SEC’s website, www.sec.gov, within 60 days of the end of the fiscal quarter. Portfolio Holdings information is also available online at www.domini.com/funddocuments.

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To obtain copies of Annual and Semi-Annual Reports, free of charge, call 1-800-582-6757. Each Annual Report and Semi-Annual Report is available online at www.domini.com/funddocuments and in publicly available filings of Form N-CSR on the EDGAR database on the SEC’s website, www.sec.gov.

Domini’s website (www.domini.com/funddocuments) identifies each Fund’s largest ten portfolio holdings or issuers that together constitute the largest portion of each Fund’s assets, as of the last calendar day of each month with a 15-day delay. The top-ten holdings information is publicly available to all categories of persons. Top-ten holdings information may also be provided in Fund fact sheets and similar advertisements provided to retail and institutional investors updated as of the last day of the most recent calendar quarter, with a 15-day delay or as of some other interim period that shall be updated no more frequently than as of the last calendar day each month, with a 15-day lag.

In addition, Domini’s website (www.domini.com/funddocuments) contains information about each Fund’s portfolio holdings, including, as applicable, the security description, the security identification number, par value, interest rate, maturity date, market value, and percentage of total investments, in each case updated as of the end of the most recent calendar quarter (i.e., each March 31, June 30, September 30, and December 31). This information is provided on the website with a lag of at least 30 days and will be available until updated for the next calendar quarter. All information described in this paragraph is publicly available to all categories of persons.

During the first calendar quarter of a Fund’s operations and for 30 days thereafter, Domini’s website (www.domini.com/funddocuments) may also contain portfolio holdings information with respect to the Fund as of 5 business days after the commencement of operations of the Fund, or any later date in such calendar quarter with a lag, in each case, of at least 7 business days. Such information is limited to descriptions of the securities held by the Fund and the identification numbers and/or ticker symbols for such securities. All information described in this paragraph is publicly available to all categories of persons.

From time to time rating and ranking organizations, such as Standard and Poor’s, may request complete portfolio holdings information in connection with rating a Fund. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third-parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least 30 days, or, during a Fund’s first calendar quarter of operations, as of 5 business days after the commencement of operations of the Fund, or any later date during such calendar quarter with a lag of at least 7 business days, as described above.

In addition, the Funds’ Chief Compliance Officer, or his or her designee, may grant exceptions to permit additional disclosure of the Funds’ portfolio holdings information at differing times and with different lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, (3) the recipient will not provide access to third-parties to this information, and (4) the recipient will receive this information no earlier than 7 business days after the end of the calendar quarter (or, during a Fund’s first calendar quarter of operations, the recipient will receive this information as of 5 business days after the commencement of operations of the Fund, or a later date in such calendar quarter with at least, in each case, a lag of 7 business days). In approving a request for an exception, the Chief Compliance Officer will consider a recipient’s need for the relevant holdings information, whether the disclosure will be in the best interest of the Fund and its shareholders, and whether conflicts of interest from such disclosures are appropriately resolved.

As of October 31, 2021, each Fund has obtained confidentiality agreements and has arrangements to provide additional disclosure of portfolio holdings information to the following rating and ranking organizations and pension plan consultants: Bidart and Ross, Cambridge Associates, Jeffrey Slocum & Associates, Inc., Marquette Associates, Mercer Investment Consulting, New England Pension Consultants, Standard and Poor’s, RV Kuhns & Associates, Inc. The Board of Trustees receives periodic reports regarding entities that receive disclosure regarding the Fund’s portfolio holdings as described in this paragraph.

In addition, the service providers of the Funds, such as the principal underwriter, subadvisers, custodian, administrator, securities lending agent, transfer agent, pricing vendors, proxy voting vendors, financial printers, counsel, and

33

independent registered public accounting firm, may receive daily portfolio holdings information in connection with their services to the Funds, as applicable. As of October 31, 2021, the following Fund service providers may receive daily portfolio holdings information in connection with their services to the Funds: Domini Impact Investments LLC, DSIL Investment Services LLC, Wellington Management Company LLP, SSGA FM, Markit North America, Inc., State Street Bank and Trust Company, Ultimus Fund Solutions, LLC, ICE Data Pricing and Reference Data, LLC, ICE Data, LP, Institutional Shareholder Services, Inc., Morgan, Lewis & Bockius LLP, Donnelly Financial LLC, Donnelly Financial Solutions, Bloomberg LP, Rep Risk, and KPMG LLP.

A Subadviser may also provide information regarding a Fund’s portfolio holdings to certain of its service providers in connection with the services provided to the Adviser or Subadviser by such service providers (such as analytical services, proxy voting services, portfolio management and operational systems, or clearing functions). When purchasing and selling its portfolio securities through broker-dealers requesting bids on securities, or obtaining price quotations on securities, the Adviser, the Funds or their Subadviser may disclose portfolio holdings to the party effecting the transaction or providing the information. In connection with providing investment advisory services to fund clients, as of September 30, 2021, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties: Accenture performs certain operational functions on behalf of Wellington Management and has access to portfolio holdings on a daily basis; Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis; FactSet Research Systems Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis; Glass, Lewis & Co. provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis; Markit WSO Corporation performs certain operational functions on behalf of Wellington Management and receives syndicated bank loan portfolio holdings information on a daily basis; MSCI, Inc provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis; and State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis. Wellington also makes disclosures of portfolio holdings to other third parties where we do not identify specific clients.

In connection with providing investment sub-advisory services to Domini, as of September 30, 2021, SSGA Funds Management, Inc. has ongoing arrangements to disclose non-public portfolio holdings information to the following parties: Axioma provides risk model and portfolio optimization services; FactSet Research Systems, Inc., provides analytical services; Fidessa Minerva provides order management services; Fidessa Sentinel provides portfolio compliance services; and Virtu Financial, Inc. (ITG Analytical Tool) provides transaction cost analysis.

From time to time, Domini or a Fund may disclose information on portfolio holdings to other parties to the extent necessary in connection with actual or threatened litigation.

In no event shall Domini, Domini’s affiliates or employees, any Subadviser, any Subadviser’s affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

INVESTMENT RESTRICTIONS

Fundamental Restrictions

Each of the Funds has adopted the following policies, which may not be changed without approval by holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the applicable Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of a Fund, present at a meeting, if the holders of more than 50% of the outstanding “voting securities” of that Fund are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities” of a Fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act except that each Fund shareholder will have one vote for each dollar of net asset value.

The Funds may not do the following:

(1) Borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

34

(2) Make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

(3) Purchase or sell real estate or interests in oil, gas, or mineral leases in the ordinary course of business. (Each of the Funds reserves the freedom of action to hold and to sell real estate acquired as the result of the ownership of securities by the Fund, as applicable.)

(4) Purchase or sell commodities or commodities contracts in the ordinary course of business. (The foregoing shall not preclude a Fund from purchasing or selling futures contracts or options thereon.)

(5) Underwrite securities issued by other persons, except that all or any portion of the assets of a Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as a Fund may technically be deemed an underwriter under the 1933 Act, in selling a security.

(6) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

In addition, the EQUITY FUND may not do the following:

(7) Invest more than 25% of its assets in any one industry except that (a) all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act and (b) if an investment objective or strategy of the Fund is to match the performance of an index and the stocks in a single industry compose more than 25% of such index, the Fund may invest more than 25% of its assets in that industry.1

In addition, the INTERNATIONAL EQUITY FUND may not do the following:

(8) Invest more than 25% of its assets in any one industry except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

In addition, the BOND FUND may not do the following:

(9) Concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction.

In addition, the INTERNATIONAL OPPORTUNITIES FUND and the SUSTAINABLE SOLUTIONS FUND may not do the following:

(10) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, invest more than 25% of its assets in any one industry or group of industries.

For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

In addition, as a matter of fundamental policy, the Equity Fund will invest all of its investable assets in (a) securities and instruments that meet social criteria, (b) one or more investment companies that apply social criteria in selecting securities and instruments, (c) cash, and (d) any combination of the foregoing.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes (the Fund’s total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase a Fund’s investment portfolio is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Fund’s portfolio holdings. Borrowed money thus creates an opportunity

35

for greater gains, but also greater losses. To repay borrowings, the Fund may have to sell securities at a time and at a price that is unfavorable to the Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. Currently, the Fund does not contemplate borrowing for leverage, but if the Fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Reverse repurchase agreements may be considered to be a type of borrowing. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative investments.

1 The Equity Fund does not currently have an investment objective or an investment strategy to match the performance of an index.

Nonfundamental Restrictions

The following policies are not fundamental and may be changed with respect to a Fund by that Fund without approval of the Fund’s shareholders. Each Fund will comply with the state securities laws and regulations of all states in which it is registered.

None of the Funds will, as a matter of operating policy, invest more than 15% of its net assets in illiquid securities, except that each such Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

The EQUITY FUND will not as a matter of operating policy purchase puts, calls, straddles, spreads, and any combination thereof if the value of its aggregate investment in such securities will exceed 5% of the Equity Fund’s total assets at the time of such purchase.

The EQUITY FUND has a nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least 80% of its net assets in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. Shareholders in the Equity Fund will be provided with at least 60 days’ prior notice of any change in the nonfundamental policy set forth in this paragraph.

The SUSTAINABLE SOLUTIONS FUND has a nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in securities of companies that demonstrate a commitment to sustainability solutions. Shareholders of the Fund will be provided with at least 60 days prior written notice if the Fund changes this 80% policy.

The INTERNATIONAL EQUITY FUND has a nonfundamental policy to invest, under normal circumstances and as a matter of operating policy, at least 80% of its net assets in equity securities and related investments with similar economic characteristics, including derivative instruments such as futures and options. The International Equity Fund will give its shareholders 60 days’ prior notice of any change in the nonfundamental policy set forth in this paragraph.

As a nonfundamental policy, the BOND FUND will, under normal circumstances, invest at least 80% of its net assets in bonds, including government and corporate bonds, mortgage-backed and asset-backed securities, non-U.S. dollar-denominated bonds, and U.S. dollar-denominated bonds issued by non-U.S. entities. Shareholders in the Bond Fund will be provided with at least 60 days’ prior notice of any change in the nonfundamental policy set forth in this paragraph.

Each Fund’s non-fundamental investment policies may be changed by a vote of the Board of Trustees without approval of shareholders at any time.

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Diversification

Each Fund is currently classified as a diversified fund under the 1940 Act. As a diversified fund, a Fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of the Fund’s total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. Under the 1940 Act, the Fund cannot change its classification from diversified to non-diversified without shareholder approval.

Percentage and Rating Restrictions

If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a subsequent change in circumstances will not be considered a violation of policy, provided that if at any time the ratio of borrowings of a Fund to the net asset value of that Fund, respectively, exceeds the ratio permitted by Section 18(f) of the 1940 Act, the applicable Fund, as the case may be, will take the corrective action required by Section 18(f).

Cybersecurity Issues

With the increased use of technologies such as the Internet to conduct business, the fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyberattacks include, but are not limited to, attempts to gain unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, denying access, or causing other operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). The Funds’ service providers regularly experience such attempts, and expect they will continue to do so. The Funds are unable to predict how any such attempt, if successful, may affect the Funds and their shareholders. While the Funds’ adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyberattacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Funds cannot control the cybersecurity plans and systems put in place by service providers to the Funds such as State Street Bank and Trust Company, the Funds’ custodian, and Ultimus Fund Solutions, LLC, the Funds’ transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Funds nor the adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyberattacks. Cybersecurity failures or breaches at the adviser or the Funds’ service providers or intermediaries have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with a Fund’s ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareholder information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyberattacks may involve substantial costs over time, and system enhancements may themselves be subject to cyberattacks.

3.	DETERMINATION OF NET ASSET VALUE; VALUATION OF PORTFOLIO SECURITIES; ADDITIONAL PURCHASE, SALE, AND ACCOUNT CLOSING INFORMATION

The net asset value of each share of each class of the Funds is determined each day on which the NYSE is open for trading (“Fund Business Day”). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday, except in an emergency and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. This determination of net asset value of shares of each class of the Funds is made once during each such day as of the close of regular trading of the NYSE by dividing the value of the net assets of the applicable class (i.e., for a class of a Fund, the value of its assets less its liabilities, including expenses payable or accrued) by the number of shares of the class outstanding at the time the determination is made. Purchases and redemptions will be effected at the time of the

37

next determination of net asset value following the receipt of any purchase or redemption order deemed to be in good order. See “Shareholder Manual” in the Prospectus.

Securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Options and futures contracts are normally valued at the settlement price on the exchange on which they are traded.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if a Fund’s Adviser or Subadviser, as applicable, is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Bonds and other fixed-income securities are valued on the basis of valuations furnished by independent pricing services, use of which has been approved for the Funds, as applicable, by the Board of Trustees. In making such valuations, the pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities.

The Bond Fund may invest in certain community development investments for which a market price might not readily be available, provided that the Bond Fund may not invest more than 15% of its net assets in illiquid securities. In those circumstances, the fair value of the community development investment is determined by using methods approved by the Fund’s Board of Trustees.

Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued less amortization of premium.

All other securities and other assets of a Fund for which market quotations are determined to be not readily available will be valued using fair value procedures established by and under the supervision of the Board of Trustees. The frequency with which a Fund’s investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund, as applicable, invests pursuant to its investment objective, strategies, and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by extreme market conditions; (vii) a security affected by currency controls or restrictions; and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s, as applicable, net asset value is computed and that may materially affect the value of the Fund’s, as applicable, investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount that a Fund, as applicable, would expect to receive upon its current sale. Some, but not necessarily all, of the general factors that may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces that influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by

38

analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price, and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Valuing the Funds’ investments using fair value pricing will result in using prices for those investments that may differ from current market prices or what the Fund would receive upon the sale of such security. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s investments and the reflection of that change in the Fund’s net asset value.

The International Opportunities Fund, Sustainable Solutions Fund and International Equity Fund invest primarily in the stocks of non-U.S. companies. Non-U.S. equity securities are valued on the basis of their most recent closing market prices at 4 pm Eastern Time except under the circumstances described below. Most non-U.S. markets close before 4 pm Eastern Time. If a Fund determines that developments between the close of the non-U.S. market and 4 pm Eastern Time will, in its judgment, materially affect the value of some or all of the Fund’s securities, the Fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of 4 pm Eastern Time. In deciding whether to make these adjustments, the Fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. Each Fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fair value for a foreign security reported on by such service with a confidence level approved by the Board, shall be the value provided by such service. However, a Fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the Fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Please note that the Each Fund may hold securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Funds do not calculate their net asset value or price their shares. Therefore, the value of the securities held by these Funds may change on days when shareholders will not be able to purchase or sell the applicable Fund’s shares.

Shares of a Fund may be purchased directly from the Distributor or through Service Organizations (see “Transfer Agent, Custodian, and Service Organizations” below) by clients of those Service Organizations. If an investor purchases such shares through a Service Organization, the Service Organization must promptly transmit such order to the appropriate Fund so that the order receives the net asset value next determined following receipt of the order. Investors wishing to purchase shares through a Service Organization should contact that organization directly for appropriate instructions. Investors making purchases through a Service Organization should be aware that it is the responsibility of the Service Organization to transmit orders for purchases of shares by its customers to the Transfer Agent and to deliver required funds on a timely basis.

Account Closings

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. Your shares could be sold and your account could be closed if: your identity cannot be verified or you fail to provide a valid SSN or TIN; the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; shares purchased are not paid for when due; your account does not meet the qualifications for ownership for the particular class of shares held in your account; maintenance of your account jeopardizes the tax status or qualifications of the Funds; your account balance falls to $1,500 or less and you fail to bring the account above the $1,500 within thirty (30) days of notification; there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or closing the account is determined to be in the best interest of a Fund.

Limitation of Redemptions In-Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind

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will be the same as the method of valuing portfolio securities described under “How the Price of Your Shares Is Determined” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Additional Information Regarding Class A Sales Charges

Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases. The Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which the Distributor pays the uniform reallowances shown in the following table.

AMOUNT OF INVESTMENT IN CLASS A SHARES	CLASS A SALES CHARGE AS % OF OFFERINGPRICE	CLASS A SALES CHARGE AS % OF INVESTMENT	BROKER-DEALER COMMISSION AS % OF OFFERINGPRICE
Less than $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	2.75%	2.83%	2.25%
$250,000 but less than $500,000	1.75%	1.78%	1.25%
$500,000 but less than $1 million	1.00%	1.01%	0.80%
$1 million and over	None*	None*	None*

*

Investors pay no initial sales charge when they invest $1 million or more in Class A shares of the Funds, as applicable. However, investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

Additional Information Regarding Purchases for Class A Shares and Service Organizations

Investors may purchase Class A shares from a broker-dealer, financial intermediary, or financial institution (each called a “Service Organization”) that has entered into an agreement with the Distributor concerning the Funds. The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Please see the prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary. In addition, certain investors, including qualified retirement plans that are customers of certain Service Organizations, may be eligible to purchase shares directly from the Funds. Except in certain circumstances, shares purchased will be held in the investor’s account with its Service Organization. Service Organizations may charge their customers an annual account maintenance fee and transaction charges in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the Fund are not subject to such maintenance fees or transaction charges.

Service Organizations may receive up to 4.00% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933, as amended. The reduced sales charges shown above apply to the aggregate of purchases of shares of the Funds made at one time by a “single purchase,” which includes an individual and may, under the right of accumulation, include a group’s investments lumped together for sales charge purposes, making the investor potentially eligible for reduced sales charges.

Initial sales charges may be waived for certain types of investors, including:

-

Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Funds, the distributor, or its affiliates.

-

Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Funds, the distributor, or its affiliates.

If you qualify for a waiver of the initial sales charge, you must notify your Service Organization or the transfer agent at the time of purchase.

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Investors in shares of the Funds may open an account by making an initial investment of at least $2,500 for each account ($1,500 for IRAs and Automatic Investment Plans) ($1,500 for UGMA/UTMA Accounts and Coverdell Education Savings Accounts). Investors may purchase shares of the Funds through the Automatic Investment Plan on a monthly, quarterly, semi-annual, or annual basis. Subsequent investments must be at least (i) $50 for accounts using our Automatic Investment Plan or (ii) $100 for all other accounts.

The Funds reserve the right to waive or change investment minimums, to decline any order to purchase its shares, and to suspend the offering of shares from time to time. To utilize any sales charge reduction, an investor must complete the appropriate section of the investor’s application or contact the investor’s Service Organization. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Service Organization.

Purchase orders received by a Fund or its agent prior to the close of regular trading on the NYSE, in good order, on any day that the Fund calculates its net asset value, are priced according to the net asset value determined on that day (the “trade date”).

An order to purchase, exchange or sell shares of a Fund will be processed at the next share price calculated after the order is received in good order by the Fund or its designated agent. Purchase requests received after the share price has been calculated for the Fund (normally 4 p.m. Eastern Time on each day that the NYSE is open for trading) will be processed at the next share price that is calculated by the Fund after the order is received in good order by the Fund or its designated agent. The designated agent is responsible for transmitting your order to the Fund in a timely manner.

From time to time, the Distributor or Domini, at its expense, may provide additional commissions, compensation, or promotional incentives (“concessions”) to dealers that sell or arrange for the sale of Class A shares of the Funds. Such concessions provided by the Distributor or Domini may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Funds, and/or other dealer-sponsored events. From time to time, the Distributor or Domini may make expense reimbursements for special training of a dealer’s registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may also be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

Right of Accumulation for Class A Shares

The right of accumulation lets an investor add the value of certain Domini Fund shares that the investor already owns to the amount of the investor’s next investment for the purpose of calculating the Class A shares sales charge. The reduced sales load reflected in the sales charge tables applies to purchases of Class A shares of the Fund. An aggregate investment includes all Investor shares and Class A shares of the Stock Funds plus the shares being purchased. The current offering price is used to determine the value of all such shares. The same reduction is applicable to Class A share purchases under a Letter of Intent as described below. A family group may be treated as a single purchaser under the right of accumulation privilege. A family group includes a spouse, parent, stepparent, grandparent, child, stepchild, grandchild, sibling, father-in-law, mother-in-law, brother-in-law, or sister-in-law, including trusts created by these family members. An investor must notify the investor’s Service Organization at the time an order is placed for a purchase that would qualify for the reduced Class A shares sales charge on the basis of previous purchases. In order to obtain sales charge reductions, an investor may be required to provide information and records, such as account statements, to the investor’s Service Organization. Similar notification must be given in writing when such an order is placed by mail. The reduced Class A shares sales charge will not be applied if such notification is not furnished at the time of the order. The reduced sales charge will also not be applied unless the records of the Distributor or the investor’s Service Organization confirm the investor’s representations concerning his holdings.

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Letter of Intent for Class A Shares

A letter of intent lets an investor purchase Class A shares of a Fund, as applicable, over a 13-month period and receive the same sales charge as if all shares had been purchased at once. An investor may use a letter of intent to qualify for reduced sales charges if the investor plans to invest at least $50,000 in certain Domini Fund shares during the next 13 months. The calculation of this amount would include the investor’s current holdings of all Class A and Investor shares of the Stock Funds, as well as any reinvestment of dividends and capital gains distributions. When an investor signs this letter, the Fund agrees to charge the investor the reduced sales charges listed above. Completing a letter of intent does not obligate the investor to purchase additional shares. However, if the investor does not achieve the stated investment goal within the 13-month period, the investor is required to pay the difference between the Class A shares sales charges otherwise applicable and sales charges actually paid, which may be deducted from the investor’s investment. The term of the letter of intent will commence upon the date the letter of intent is signed, or at the option of the investor, up to 30 days before such date. An investor must contact the investor’s Service Organization or call 1-800-498-1351 to obtain a letter of intent application.

Telephone Redemption and Exchange Program for Class A Shares

Investors who do not have a brokerage account with a Service Organization may be eligible to redeem and exchange Class A shares of the Funds, as applicable, by telephone. An investor should call 1-800-498-1351 to determine if the investor is entitled to participate in this program. Once eligibility is confirmed, the investor must complete and return a Telephone/Wire Authorization Form, along with a Medallion Signature Guarantee. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making the initial investment in a Fund.

Neither a Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Funds reserve the right to suspend, modify, or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time.

During periods of drastic economic or market changes or severe weather or other emergencies, investors may experience difficulties implementing telephone redemption. In such an event, another method of instruction, if available, such as a written request sent via an overnight delivery service, should be considered.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets a Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of a Fund’s investments or determination of net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for the protection of the Funds’ shareholders.

4. MANAGEMENT OF THE FUNDS

The management and affairs of each Fund and the Trust are supervised by the Board of Trustees of the Trust and a single set of officers under the laws of the Commonwealth of Massachusetts. The Board sets broad policies for the Funds; selects the investment subadviser and the other principal service providers of the Funds; monitors Fund operations, regulatory compliance, performance and costs; nominates and selects new Trustees; and elects Fund officers. The Board is responsible for the oversight of the management and operations of each Fund for the benefit of its shareholders. Domini, each Fund’s subadviser and the Funds’ other service providers are responsible for the day-to-day operations of the Funds under the direction of the Board. The Board currently holds four regularly scheduled meetings throughout each year. In addition, the Board may hold special meetings at other times. As described in more detail below, the Board has established two standing committees, the audit committee and nominating committee. These committees assist the Board in fulfilling its oversight responsibilities. Neither the Funds nor the Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Funds face a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, cybersecurity and legal, compliance and regulatory risk. The goal of risk management is to identify and

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address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.

The Trustees play an active role, as a full Board and at the committee level, in overseeing risk management for the Funds. Risk management of the Funds on a day-to-day basis has been delegated to Domini, each Fund’s subadviser, and the Funds’ other service providers. Each of these entities is responsible for specific portions of the Funds’ operations and provides the trustees with regular reports regarding, among other things, investment, valuation, liquidity, and compliance, as well as the risks and risk management associated with each. The Trustees also oversee risk management for the Funds through regular interactions with the Funds’ Chief Compliance Officer and independent auditors.

The full Board participates in the Funds’ risk oversight, in part, by receiving regular reports regarding Domini’s compliance program which covers the following broad areas of compliance: investment and other operations; recordkeeping; valuation and pricing; disclosure; reporting and accounting; oversight of service providers; fund governance; and code of ethics controls. The program seeks to identify and address the risk associated with the operations of the investment adviser and the Funds through various methods, including through regular communications between compliance, legal, and business personnel who participate on a daily basis in risk management on behalf of the Funds. The same person serves as Chief Compliance Officer of the Funds and the investment adviser. The Chief Compliance Officer of the Funds reports directly to the Board and provides reports to the Board in writing and in meetings on a regular basis.

The audit committee of the Board, which is composed of all the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (“Independent Trustees”), oversees management of financial risk and controls. The audit committee serves as the channel of communication between the independent auditors of the Funds and the Board with respect to financial statements and financial reporting processes, systems of internal control, and the audit process. The external auditors report directly to the audit committee and provide reports to the Board in writing and in meetings on a regular basis. The independent auditors also provide reports to the audit committee without management being present. Although the audit committee is responsible for overseeing the management of financial risks, the entire Board is regularly informed of these risks through committee reports.

The Trustees recognize that not all risks that may affect the Trust can be identified, mitigated, or eliminated. Moreover, it is necessary to bear certain risks, such as investment related risk, to achieve each Fund’s investment objective, and the processes, procedures and controls employed to address certain risks may be limited in their effectiveness (see “Cybersecurity Issues” above). As a result of the foregoing and other factors, the Funds’ ability to eliminate or mitigate risks is subject to limitation.

Pursuant to the Declaration of Trust each Trustee may hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. The Board has adopted a retirement policy that provides that each Independent Trustee shall be eligible to serve until the close of business on the last day of the fiscal year in which the Trustee has his or her 75th birthday unless an exception is approved. This retirement policy may be amended or waived with respect to any Independent Trustee prior to the end of each fiscal year in which such trustee attains the age of 75 if the Board: (i) meets to review the performance of such Board member; (ii) finds that the continued service of such Board member is in the best interests of the Trust; and (iii) unanimously approves the exemption from the Trust’s retirement policy.

In determining whether an individual is qualified to serve as Trustee of the Funds, the Board considers a wide variety of information about the Trustee, on an individual basis and in combination with those of the other Trustees, and multiple factors contribute to the Board’s decision. The Board has concluded that each Trustee has the experience, qualifications, attributes, or skills necessary to serve the Funds and their shareholders. Attributes common to all Trustees include their ability to review critically and discuss complex business and financial matters, evaluate the relative importance and priority of issues, make decisions, contribute effectively to the deliberations of the Board, interact effectively with Domini, each Funds’ subadviser, and the other service providers of the Funds, and to exercise reasonable business judgment in the performance of their duties as Trustees. In addition, the Board has taken into account the service and commitment of the Trustees during their tenure in concluding that each Trustee should serve as a Trustee of the Funds.

A Trustee’s ability to perform his or her duties effectively may have been attained through his or educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Domini Funds, public companies, or nonprofit entities or other organizations; or other experiences. The Board also considered the individual experience of each Trustee and determined that the Trustee’s professional experience, education, and background contribute to the diversity of perspective on the Board.

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The specific roles and experience of each trustee that factor into the Board’s determination are presented below (ages and employment tenures listed are as of July 31, 2021). References to the qualifications, attributes, and skills of Trustees are pursuant to the requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof. Unless otherwise indicated below, the mailing address of each Trustee and officer is 180 Maiden Lane, Suite 1302, New York, New York 10038.

Asterisks indicate that those Trustees and officers are “interested persons” of the Trust as defined in the 1940 Act. Each Trustee and officer of the Trust noted as an “interested person” is interested by virtue of his or her position with Domini as described in the following table.

TRUSTEES AND OFFICERS

NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INTERESTED TRUSTEE AND OFFICER

Amy Domini Thornton* (71) Chair of the Trust since 2016 and Trustee of the Trust since 1990	Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018), Chairperson (since 2016), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; Manager (1998-2017) and Registered Principal (2003-2017), DSIL Investment Services LLC; Manager (since 2002), Domini Holdings LLC (holding company); President (1990-2017), Domini Investment Trust; Private Trustee (since 1987), Loring, Wolcott & Coolidge Office (fiduciary); Partner (since 1994), Loring, Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Manager (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company). Ms. Domini’s years with Domini and experience with Domini and the Trust give her regular exposure to the day-to-day management and operations of the Domini Funds. Ms. Domini also brings particular experience with investment management and financial markets.	5	Board Member (since 2016), Cambridge Public Library Foundation (nonprofit); Trustee (since 1998), New England Quarterly (periodical).

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NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

INDEPENDENT TRUSTEES

Kirsten S. Moy (74) Trustee of the Trust since 1999 and Nominating Committee Chair (since 2013)	Senior Fellow (since 2014), The Aspen Institute (research and education); Visiting Scholar (2016-2018), Low Income Investment Fund (housing and community revitalization nonprofit); Visiting Scholar (2016-2018), Federal Reserve Bank of San Francisco (bank). Ms. Moy brings to the Board particular experience with community development investment institutions, financial management, and capital markets.	5	Board Member (since 2012), Community Development Finance (asset building non-profit).

Gregory A. Ratliff (61) Trustee of the Trust since 1999 and Lead Independent Trustee (since 2013)	Senior Vice President (since 2019), Rockefeller Philanthropy Advisors (philanthropy); Vice President (2017-2019), ACT, Inc. (education testing); Lead Senior Program Officer (2007-2017), Gates Foundation (philanthropy). Mr. Ratliff brings to the Board particular experience with community development investment institutions and financial markets.	5	N/A

John L. Shields (68) Trustee of the Trust since 2004 Audit Committee Chair since 2006	President (since 2018), Advisor Guidance, Inc. (management consulting firm); Managing Director (2016-2018), CFGI, LLC (management consulting firm). Director (2014-2016), Navigant Consulting, Inc. (management consulting firm) (public). Mr. Shields brings to the Board particular experience with the investment management industry, accounting and financial management, and mutual fund operations.	5	Director (since 2018), EverQuote, Inc. (technology company) (public); Director (since 2015), Vestmark, Inc. (software company); Director (since 2008), Cogo Labs, Inc. (technology company).

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NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS

Megan L. Dunphy* (51) Chief Legal Officer of the Trust since 2014, Vice President of the Trust since 2013, and Secretary of the Trust since 2005	General Counsel (since 2014), Managing Director (2015-2017) and Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Investment Trust.	N/A	N/A

Carole M. Laible* (57) President of the Trust since 2017	Portfolio Manager, Domini Sustainable Solutions Fund
(since 2020), Domini International Opportunities Fund
(since 2020), and Domini Impact Equity Fund (since
2018), CEO and Manager (since 2016), Member (since
2006), Domini Impact Investments LLC; Manager
(since 2017), President and CEO (since 2002), Chief
Financial Officer (since 1998), Secretary (since 1998),
Treasurer (since 1998) and Registered Principal
(since1998), DSIL Investment Services LLC; Manager
(since 2016), Domini Holdings LLC (holding
company); Vice President (2007-2017), President
	(since 2017), Domini Investment Trust.	N/A	N/A

Doug Lowe* (65) Assistant Secretary of the Trust since 2007	Senior Call Center Manager (since 2019), Senior Compliance Manager and Counsel (2006-2019), Domini Impact Investments LLC; Assistant Secretary (since 2007), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investments Services LLC.	N/A	N/A

Meaghan O’Rourke-Alexander* (41) Assistant Secretary of the Trust since 2007	Compliance Officer (since 2012), Domini Impact Investments LLC; Assistant Secretary (since 2007), Domini Investment Trust.	N/A	N/A

Christina Povall* (51) Treasurer of the Trust since 2017 and Vice President of the Trust since 2013	Chief Financial Officer (since 2014), Managing Director (2014-2017), and Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017), Assistant Treasurer (2007-2017), and Vice President (since 2013), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investments Services LLC.	N/A	N/A

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NAME, AGE, POSITION(s) HELD, AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF DOMINI FUNDS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE

OFFICERS – CONT’D

Maurizio Tallini* (47) Chief Compliance Officer of the Trust since 2005, Vice President of the Trust since 2007, Chief Information Security Officer of the Trust since 2015	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), and Chief Information Security Officer (since 2015), Domini Impact Investments LLC; Vice President (since 2007); Chief Compliance Officer (since 2005), and Chief Information Security Officer (since 2015) Domini Investment Trust; Chief Compliance Officer (since 2015), Registered Principal (since 2014), and, Chief Information Security Officer (since 2015), DSIL Investments Services LLC.	N/A	N/A

All but one of the Trustees are independent. The Independent Trustees have designated Mr. Ratliff as Lead Independent Trustee. The Lead Independent Trustee is a spokesperson and principal point of contact for the Independent Trustees and is responsible for coordinating the activities of the Independent Trustees, including calling regular and special executive sessions of the Independent Trustees; reviewing meeting agendas with the chair; chairing the meetings of the Independent Trustees; serving as the principal point of contact and liaison with the Funds’ officers and services providers.

The Independent Trustees have appointed Ms. Domini as the Chair of the Board and elected Ms. Laible as the President of the Trust. Ms. Laible also serves as the Chief Executive Officer of Domini. The Board believes that, in light of her experience with Domini and the Trust, Ms. Domini is best qualified to serve as Chair and that the Board’s current leadership structure is appropriate given Domini’s role with respect to the Fund’s investment and business operations. The Board also believes that the Board’s leadership structure, as aided by Ms. Domini’s experience and capabilities, serves to facilitate the orderly and efficient flow of information to the Independent Trustees from management and otherwise enhance the Board’s oversight role.

Board Committees

The Audit Committee oversees the internal and external accounting procedures of the Funds, the independent audits of each Fund, the selection of the independent registered public accountant for the Funds, the approval of all significant services proposed to be performed by the accountants, and considers the possible effect of such services on their independence. All Independent Trustees serve as members of the Committee. The Committee held two meetings during the Funds’ last fiscal year.

The Nominating Committee screens and recommends candidates to fill vacancies on the Board of Trustees of the Trust. All Independent Trustees serve as members of the Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendation in writing to the Secretary of the Trust, 180 Maiden Lane, Suite 1302, New York, New York 10038. The committee met one time during the Funds’ last fiscal year.

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OWNERSHIP OF SHARES IN THE FUNDS AND IN OTHER ENTITIES

The following table shows the amount of equity securities owned by the Trustees in each Fund, and in all investment companies in the Domini family of Funds supervised by the Trustees as of December 31, 2020.

Name of Trustee	Range of Investment in the Equity Fund	Range of Investment in the International Opportunities Fund	Range of Investment in the Sustainable Solutions Fund	Range of Investment in the International Equity Fund	Range of Investment in the Bond Fund	Aggregate Range of Investment in Domini Family of Funds

Interested Trustee:

Amy L. Domini	over $1,000,000	$100,001- $500,000	$500,001- $1,000,000	$ 0	$100,001-$500,000	over $1,000,000

Independent Trustees:

Kirsten S. Moy	$1 - $10,000	$ 0	$ 0	$1 - $10,000	$ 0	$1 - $10,000

Gregory A. Ratliff	$10,001-$50,000	$ 0	$ 0	$1 - $10,000	$1 - $10,000	$10,001-$50,000

John L. Shields	$10,001-$50,000	$ 0	$ 0	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000

COMPENSATION AND INDEMNITY OF TRUSTEES

Each of the Independent Trustees receives an annual retainer for serving as a Trustee of the Trust of $32,000. The Lead Independent Trustee and Chair of the Audit Committee receive an additional chairperson fee of $5,000. Each Independent Trustee also receives $2,000 for attendance at each meeting of the Board of the Trust (reduced to $1,000 in the event that a Trustee participates at an in-person meeting by telephone). In addition, each Trustee receives reimbursement for reasonable expenses incurred in attending meetings.

Information regarding compensation paid to the Trustees by the Trust for the fiscal year ended July 31, 2021, is set forth below. Ms. Domini is not compensated by the Trust for her service as a Trustee because of her affiliation with Domini.

Compensation Table

Name of Trustee	Aggregate Compensation From Equity Fund	Aggregate Compensation From International Opportunities Fund*	Aggregate Compensation From Sustainable Solutions Fund	Aggregate Compensation From International Equity Fund	Aggregate Compensation From Bond Fund	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees

Interested Trustee:

Amy L. Domini	None	None	None	None	None	None	None	None

Independent Trustees:

Kirsten S. Moy	$12,374	$160	$349	$16,427	$2,690	None	None	$32,000

Gregory A. Ratliff	$14,312	$183	$403	$18,991	$3,111	None	None	$37,000

John L. Shields	$14,312	$183	$403	$18,991	$3,111	None	None	$37,000

*Amounts shown are for the fiscal period November 30, 2020 (commencement of operations) through July 31, 2021.

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The Trust’s Declaration of Trust provides that it will indemnify its Trustees and officers (the “Indemnified Parties”) against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that the Indemnified Parties engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that the Indemnified Parties did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees or in a written opinion of independent counsel, that such Indemnified Parties have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Control Persons and Principal Holders of Securities

Management Ownership. As of October 31, 2021, to the best of the Funds’ knowledge, all Trustees and officers of the Trust, as a group, owned in the aggregate less than one percent (1%) of the outstanding shares of each Domini Impact Equity Fund, Domini Impact International Equity Fund and Domini Impact Bond Fund, or any class of shares of each such Fund, except the Class Y shares of the Domini Impact Equity Fund as noted below.

As of October 31, 2021, to the best of the Funds’ knowledge, all Trustees and officers of the Trust, as a group, owned in the aggregate approximately: (i) 1.33% of the outstanding Class Y shares of the Domini Impact Equity Fund; (ii) 1.63% of the outstanding shares of the Domini International Opportunities Fund, including 17.26% of such Fund’s outstanding Investor shares; and (iii) 2.24% of the outstanding shares of the Domini Sustainable Solutions Fund, including 3.56% of such Fund’s outstanding Investor shares. To the best of the Funds’ knowledge, all Trustees and officer of the Trust as a group, owned in the aggregate less than one percent (1%) of the outstanding shares of each other class of shares of each such Fund.

Control Persons. Persons or organizations that own beneficially 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval.

As of October 31, 2021, to the knowledge of the Funds, the following shareholders owned of record or beneficially 25% or more of the outstanding shares of the Funds:

International Opportunities Fund

National Financial Services Corp. (“NFS”), For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 owned of record 92.99% of the Fund. NFS is a Delaware corporation and a wholly-owned subsidiary of Fidelity Global Brokerage Group, Inc.

Sustainable Solutions Fund

National Financial Services Corp. (“NFS”), For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 owned of record 43.73% of the Fund. NFS is a Delaware corporation and a wholly-owned subsidiary of Fidelity Global Brokerage Group, Inc.

NFS may hold such shares on behalf of other shareholders of record or beneficial owners, which may include trustee and advisory clients of Loring, Wolcott & Coolidge Fiduciary Advisors LLP (“Loring Wolcott”), a registered investment adviser, and Loring Wolcott & Coolidge Trust LLC (Loring Wolcott Trust”), a New Hampshire chartered non-depository trust company, respectively. Ms. Amy Domini, the founder and chairperson of the Adviser, Chair of the Trust, and a portfolio manager for certain Domini Funds, is a partner and private trustee with Loring Wolcott and Loring Wolcott Trust. Certain partners of Loring Wolcott have an indirect ownership interest in Domini. Trustees and representatives of Loring Wolcott and Loring Wolcott Trust may have voting authority over its clients’ shares held through the above-referenced NFS account or other Fund accounts.

The Funds have no knowledge of any other owners of record or beneficial owners of 25% or more of the outstanding shares of any other Fund.

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Principal Holders.

As of October 31, 2021, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Equity Fund:

Investor Shares

National Financial Services Corp., For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 (11.87%); and Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds Dept, 101 Montgomery St., San Francisco, CA 94104-4122 (7.75%).

Class A Shares

Wells Fargo Clearing Services LLC Special Custody Acct for the Exclusive Benefit of Customers, 2801 Market Street, St. Louis, MO 63103 (20.57%); Pershing LLC, PO Box 2052, Jersey City, NJ 07303 (16.04%); UBS WM USA, Spec Custody A/C Exl Ben Customers of UBSFSI, 1000 Harbor Blvd, Weehawken, NJ 07086 (11.45%); and LPL Financial, FBO Customer Accounts, Attn: Mutual Fund Operations, 4707 Executive Drive, San Diego, CA 92121-3091 (5.47%).

Class Y Shares

PIMS/Prudential Retirement as nominee for the TTEE/Cust Pl 940 State of Vermont Defined Care of: State Treasurer’s Office 109 State Street, Fourth Floor, Montpelier, VT 05609 (35.11%); Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds Dept, 101 Montgomery St., San Francisco, CA 94104-4122 (22.07%); Raymond James/Omnibus for Mutual Funds House Acct Firm 92500015, Attn Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL 33716 (12.51%); LPL Financial, FBO Customer Accounts, Attn: Mutual Fund Operations, 4707 Executive Drive, San Diego, CA 92121-3091 (9.70%); and TD Ameritrade Inc for the Exclusive Benefit of Our Clients, PO Box 2226, Omaha, NE 68103-2226 (6.34%).

Institutional Shares

John Hancock Life Insurance Company of USA, RPS-Trading Ops ET-4, 601 Congress St, Boston, MA 02210-2805 (27.36%); Cynthia A Wayburn TTEE, Cynthia A Wayburn Trust U/A DTD 12/19/1996, PO Box 3725, Bellevue, WA 98009-3725 (22.07%); William M. Roush, 710 Castle Creek Drive, Aspen, CO 81611-1138 (9.57%); Molly James Roush, 1411 Wynkoop Street, Apt. 905, Denver, CO 80202-000 (7.98%); and National Financial Services Corp., For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 (5.68%).

The Equity Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

As of October 31, 2021, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of a class of the International Opportunities Fund:

Investor Shares

National Financial Services Corp., For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 (31.00%); TD Ameritrade Inc for the Exclusive Benefit of Our Clients, PO Box 2226, Omaha, NE 68103-2226 (7.52%); and Gareth M Powell/Margaret Alison Powell, 346 Cumberland Way SE, Smyrna, GA 30080 (5.95%).

Institutional Shares

National Financial Services Corp., For the Exclusive Benefit of Customers, Attn: Mutual Funds Dept 4th Fl, 499 Washington Blvd, Jersey City, NJ 07310-2010 (99.77%).

The International Opportunities Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

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As of October 31, 2021, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Sustainable Solutions Fund:

Investor Shares

National Financial Services LLC, for the Exclusive Benefit of Customers, Attn. Mutual Fund Dept, 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310-2010 (12.14%); and Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds Dept, 101 Montgomery St., San Francisco, CA 94104-4122 (7.73%).

Institutional Shares

National Financial Services LLC, for the exclusive benefit of customers, Attn. Mutual Fund Dept, 4th Floor, 499 Washington Blvd, Jersey City, NJ 07310-2010 (82.37%); and First National Bank Cust, FBO Kenneth A Adelman IRA, 1365 Meadowridge Rd, Watsonville, CA 95076 (8.14%).

The Sustainable Solutions Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

As of October 31, 2021, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of a class of the International Equity Fund:

Investor Shares

Charles Schwab & Co. Inc., Reinvest Acc, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104 (21.78%); Pershing LLC, PO Box 2052, Jersey City, NJ 07303 (8.45%); TD Ameritrade Inc, For the Exclusive Benefit of our Customers, PO Box 2226, Omaha, NE 68103-2226 (5.85%); and LPL Financial, FBO Customer Accounts, Attn Mutual Funds Operations, 4707 Executive Drive, San Diego, CA 92121-3091 (5.46%).

Class A Shares

UBS WM USA, Spec Custody A/C Exl Ben Customers of UBSFSI, 1000 Harbor Blvd, Weehawken, NJ 07086 (24.24%); TD Ameritrade Inc, For the Exclusive Benefit of our Customers, PO Box 2226, Omaha, NE 68103-2226 (15.63%); Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers, 1 New York Plaza, Floor 12, New York, NY 10004-1901(10.97%); Pershing LLC, PO Box 2052, Jersey City, NJ 07303 (9.76%); Wells Fargo Clearing Services LLC, Special Custody Acct for the exclusive benefit of customer, 2801Market Street, St. Louis, MO 63103 (7.41%); and Mid Atlantic Trust Company FBO Plan de Retiro Para Empleados de LA., 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222 (6.27%).

Institutional Shares

National Financial Services LLC for the Exclusive Benefit of Our Customer, Attn: Mutual Funds Dept. 4th Fl, 499 Washington Blvd., Jersey City, NJ 07310-2010 (22.24%); Charles Schwab & Co. Inc., Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104-4122 (14.43%); Wells Fargo Clearing Services LLC, Special Custody Acct for the exclusive benefit of customer, 2801Market Street, St. Louis, MO 63103 (7.89%); JP Morgan Securities LLC omnibus account for the exclusive benefit of customers, 4 Chase Metrotech Center, 3rd Floor Mutual Fund Department, Brooklyn, NY 11245 (7.52%); SEI Private Trust Company, c/o M&T ID 337, Attn Mutual Fund Admin, One Freedom Valley Drive, Oaks, PA 19456 (6.87%); MMATCO LLP, Nominee for MMA Trust Company, PO Box 483, 1110 N Main Street, Goshen, IN 46527 (6.70%); and Wells Fargo Bank NA FBO Omnibus Account Cash, PO Box 1533, Minneapolis, MN 55480 (5.03%).

Class Y Shares

Morgan Stanley Smith Barney LLC for the Exclusive Benefit of its Customers, 1 New York Plaza, Floor 12, New York, NY 1004-1901(36.33%); Raymond James, Omnibus for Mutual Funds House Account, Firm 9250015, Attn Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL 33716 (34.44%); Charles Schwab & Co. Inc Special Custody Acc FBO Customers, Attn: Mutual Funds, 211 Main St, San Francisco, CA 94105 (8.77%); LPL Financial, FBO Customer Accounts, Attn Mutual Funds Operations, 4707 Executive Drive, San Diego, CA 92121-3091 (6.32%); and American Enterprise Investment Svc, 707 2nd Ave South Minneapolis, MN 55402-2405 (6.02%).

The International Equity Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

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As of October 31, 2021, to the knowledge of the Funds, the following shareholders of record owned 5% or more of the outstanding shares of a class of the Bond Fund:

Investor Shares

Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104 (25.06%); and National Financial Services, For the Exclusive Benefit of Our Customers, Attn: Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Floor 4, Jersey City, NJ 07310-2010 (19.52%).

Institutional Shares

Charles Schwab & Co. Inc. Attn: Mutual Funds, 101 Montgomery St., San Francisco, CA 94104 (19.64%); National Financial Services, For the Exclusive Benefit of Our Customers, Attn: Mutual Funds Dept. 4th Fl., 499 Washington Blvd., Floor 4, Jersey City, NJ 07310-2010 (15.90%); SEI Private Trust Company, C/O ID 370, One Freedom Valley Drive, Oaks, PA 19456 (15.68%); TD Ameritrade Inc for the Exclusive Benefit of our Clients, PO Box 2226, Omaha, NE 68103-2226 (13.90%); UBS WM USA, Spec Custody A/C Exl Ben Customers of UBSFSI, 1000 Harbor Blvd, Weehawken, NJ 07086 (7.05%); and Mitra & Co FBO FCB/C/O Reliance Trust Co (WI), 480 Pilgrim Way - Suite 1000 Green Bay, WI 54304 (5.67%).

The Bond Fund has no knowledge of any other owners of record or beneficial owners of 5% or more of any class of the outstanding shares of that Fund.

INVESTMENT ADVISER

Domini is a Massachusetts limited liability company with offices at 180 Maiden Lane, Suite 1302, New York, NY 10038, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The names of the persons who control the adviser and the basis of the person’s control are as follows: Amy Domini Thornton, Chair of the Board of the Trust and Chair of Domini; Steven Lydenberg, Member and Strategic Vision Partner of Domini; Carole Laible, President of the Trust, and Chief Executive Officer of Domini; Maurizio Tallini, Chief Compliance Officer and Vice President of the Trust and Chief Compliance Officer of Domini; Megan Dunphy, Chief Legal Officer, Vice President and Secretary of the Trust and General Counsel of Domini; and Christina Povall, Treasurer and Vice President of the Trust and Chief Financial Officer of Domini.

Domini manages the assets of the Funds pursuant to separate Management Agreements. The services provided by Domini include furnishing an investment program for the Funds. Domini will have authority to determine from time to time what securities are purchased, sold, or exchanged, and what portion of assets of each of the Funds is held uninvested. Domini will also perform such administrative and management tasks for the Funds as may from time to time be reasonably requested, including: (a) maintaining office facilities and furnishing clerical services necessary for maintaining the organization of the Funds and for performing administrative and management functions, (b) supervising the overall administration of the Funds, including negotiation of contracts and fees with, and monitoring of performance and billings of, the transfer agent, shareholder servicing agents, custodian, and other independent contractors or agents of the Funds, as applicable, (c) overseeing (with the advice of the counsel to the Funds) the preparation of and, if applicable, the filing of all documents required for compliance by the Funds with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual Reports to shareholders, proxy statements, and tax returns, (d) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders, (e) arranging for maintenance of the books and records of the Funds, (f) maintaining telephone coverage to respond to investor and shareholder inquiries; and (g) answering questions from the general public, the media, and shareholders of the Funds regarding the securities holdings of the Funds, limits on investment, and the Funds’ proxy voting philosophy and shareholder activism philosophy. Domini provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust, as applicable. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of Domini or its affiliates. Domini furnishes at its own expense all facilities and personnel necessary in connection with providing these services.

Unless otherwise terminated, the Management Agreement for each Fund will continue in effect if such continuance is specifically approved at least annually by the Board of Trustees or by a majority of the outstanding voting securities of

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the applicable Fund at a meeting called for the purpose of voting on such Management Agreement (with the vote of each investor in the applicable Fund being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to such Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Management Agreement.

Each Management Agreement provides that Domini may render services to others. Domini may employ, at its own expense, or may request that the Funds, as applicable, employ (subject to the requirements of the 1940 Act) one or more subadvisers, subject to Domini’s supervision. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Funds, as applicable, when authorized either by a majority vote of the outstanding voting securities of the Funds, as applicable, or by a vote of a majority of the Board of Trustees of the Trust, as applicable, or by Domini, and will automatically terminate in the event of its assignment. Each Management Agreement provides that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to the Funds, as applicable, except for willful misfeasance, bad faith, or gross negligence or reckless disregard of its or their obligations and duties under such Management Agreement.

The investment management fee rates payable by each Fund to Domini are set forth in the following table:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value

Domini Impact Equity Fund	0.20% of the first $2 billion of net assets managed,
0.19% of the next $1 billion of net assets managed, and
0.18% of net assets managed in excess of $3 billion

Domini International Opportunities Fund	0.85% of the first $2 billion of net assets managed,
0.83% of the next $1 billion of net assets managed, and
0.80% of net assets managed in excess of $3 billion

Domini Sustainable Solutions Fund	0.85% of the first $500 million of net assets managed,
0.83% of the next $500 million of net assets managed, and
0.80% of net assets managed in excess of $1 billion

Domini Impact International Equity Fund	0.96% of the first $250 million of net assets managed,
0.88% of the next $250 million of net assets managed,
0.785% of net assets managed in excess of $500 million

Domini Impact Bond Fund	0.33% of the first $50 million of net assets managed,
0.32% of the next $50 million of net assets managed, and
0.315% of net assets managed in excess of $100 million

For the period from May 1, 2017 through July 31, 2020, the investment management fee rates payable by the International Equity Fund to Domini were as follows:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value

Domini Impact International Equity Fund	0.97% of the first $250 million of net assets managed,
0.92% of the next $250 million of net assets managed,
0.855% of the next $500 million of net assets managed, and
0.83% of net assets managed in excess of $1 billion

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For the period from May 1, 2017 through November 30, 2018, the investment management fee rates payable by the Equity Fund to Domini were as follows:

Fund	Annual Fee Rate Based on Average Daily Net Asset Value

Domini Impact Equity Fund	0.245% of the first $250 million of net assets managed,
0.24% of the next $250 million of net assets managed,
0.235% of the next $500 million of net assets managed, and
0.23% of net assets managed in excess of $1 billion

Advisory Fees Paid by Each Fund

For the last three fiscal years, the Funds paid the total amounts, as reflected in the table below, for investment management services:

Fund	2021	2020	2019

Equity Fund	$1,942,600	$1,540,930	$1,617,406

International Opportunities Fund	$141,620*	--	--

Sustainable Solutions Fund	$265,766	$34,987**	--

International Equity Fund	$11,019,441	$9,952,826	$11,265,290

Bond Fund	$664,530	$547,974	$470,066

*Amounts shown are for the fiscal period from November 30, 2020 (commencement of operations) through July 31, 2021.

**Amounts shown are for the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020.

Expense Reimbursement

For the last three fiscal years, Domini waived fees and reimbursed the Funds, as reflected in the table below, under the applicable expense reimbursement agreement:

Fund	2021		2020		2019
	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived	Expenses Reimbursed	Fees Waived
Equity Fund	$26,142	-	$57,857	--	$141,667	--

International Opportunities Fund	$169,083*	--*	--	--	--	--

Sustainable Solutions Fund	$114,517	--	$79,134**	--**	--	--

International Equity Fund	--	--	$84,746	--	--	--

Bond Fund	$278,963		$259,813	--	$337,025	--

*Amounts shown are for the fiscal period from November 30, 2020 (commencement of operations) through July 31, 2021.

**Amounts shown are for the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020.

With respect to the Equity Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.09%, 1.09%, 0.74%, and 0.80%, of the average daily net assets of the Investor, Class A, Institutional and Class Y shares of the Equity Fund, respectively. This

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agreement will continue until November 30, 2022, and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser. From June 15, 2018 through November 30, 2018, Domini had contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.09% and 0.74% of the average daily net assets of the Class A and Institutional shares of the Equity Fund, respectively.

With respect to the International Opportunities Fund, Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), in order to limit Investor and Institutional share annual operating expenses to 1.40% and 1.15% of the average daily net assets of each class, net of waivers and reimbursements, respectively. This agreement will continue until November 30, 2022 and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser.

With respect to the Sustainable Solutions Fund, Domini has contractually agreed to waive certain fees and/or reimburse certain ordinary operating expenses of the Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), in order to limit Investor and Institutional share annual operating expenses to 1.40% and 1.15% of the average daily net assets of each class, net of waivers and reimbursements, respectively. This agreement will continue until November 30, 2022, and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser.

With respect to the International Equity Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the International Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.40% and 1.12% of the average daily net assets of the Class A and Class Y shares of the International Equity Fund, respectively. This agreement will continue until November 30, 2022 with respect to Class A and Class Y shares and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser. From June 15, 2018 through November 29, 2020, Domini had contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the International Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.43% and 1.15% of the average daily net assets of the Class A and Class Y shares of the International Equity Fund, respectively.

With respect to the Bond Fund, Domini has contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.87%, 0.57%, and 0.65% of the average daily net assets of the Investor, Institutional and Class Y shares of the Bond Fund, respectively. This agreement will continue until November 30, 2022 and cannot be modified before that date without the mutual agreement of the Trust’s board of trustees and the Adviser. From June 15, 2018 through November 30, 2018, Domini had contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.65% of the average daily net assets of the Class Y shares of the Bond Fund. Prior to November 30, 2018, Domini had contractually agreed to reduce its fees to the extent necessary to keep the annual operating expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 0.87% and 0.57% of the average daily net assets of the Investor and Institutional shares of the Bond Fund, respectively.

There can be no assurance that the above fee waivers or expense limitations will continue beyond the dates indicated.

Expense Offset Arrangement

Any credits realized as a result of uninvested cash balances are used to reduce the Funds’ transfer agent expenses. Such realized credits reduce Other Expenses and the Adviser’s obligation under the contractual expenses limitation.

The Funds had an expense offset arrangement with its former transfer agent through June 2020 whereby transfer agent fees could be paid indirectly by credits on the Funds’ uninvested cash balance, including a Fund’s cash reserves or uninvested amounts held in a Fund’s bank deposit account. These credits were used to reduce Fund expenses. To the extent any credits were earned, the Adviser would benefit from a reduction in the contractual expense limitation obligation for a Fund by an amount equal to the amount of credits earned. As a result, the Adviser could have been

55

deemed to have an incentive to leave greater balances held in a Fund’s bank deposit account, since it receives the benefit of any expense offset credit. The Fund’s Board of Trustees periodically reviewed and evaluated such expense offset arrangements.

For the fiscal years ended July 31, 2021, 2020, and 2019, Equity Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0, $1,906, and $3,437.

The International Opportunities Fund commenced operations on November 30, 2020. For the fiscal period from November 30, 2020 through July 31, 2021, there were no expense offset arrangements in effect and no credits were realized by the International Opportunities Fund.

For the fiscal year ended July 31, 2021 and the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020, Sustainable Solutions Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0 and $15.

For the fiscal years ended July 31, 2021, 2020, and 2019, International Equity Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0, $1,583, and $3,987.

For the fiscal years ended July 31, 2021, 2020, and 2019, Bond Fund credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s expenses by $0, $442, and $821.

Additional Information about Domini Portfolio Managers of the Equity Fund, International Opportunities Fund and Sustainable Solutions Fund

As of July 31, 2021, Ms. Domini had day-to-day management responsibilities for the assets of: (i) 3 registered investment companies with approximately $1.16 billion in assets under management; (ii) no other pooled investment vehicles, and (iii) 159 other accounts with approximately $892 million in assets under management. There are no performance-based fees associated with these accounts.

As of July 31, 2021, Ms. Laible had day-to-day management responsibilities for the assets of: (i) 3 registered investment companies with approximately $1.16 billion in assets under management, (ii) no other pooled investment vehicles, and (iii) no other accounts. There are no performance-based fees associated with these accounts.

Potential Conflicts of Interest

Material conflicts of interest may arise when a Fund’s portfolio managers also has day-to-day management responsibilities with respect to one or more other funds or other accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Domini seeks to manage such competing interests for time and attention of portfolio managers by having portfolio managers focus on the application of Domini’s proprietary impact investment standards. Domini also maintains a Code of Ethics to detect and prevent activities of employees that would result in a breach of the portfolio managers’ fiduciary duties to a Fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may need to be divided among those funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity. To deal with these situations, Domini has adopted a trade allocation procedure. Generally, the decision on when to purchase or sell securities for Domini’s Fund clients are made by the Subadviser’s portfolio manager who is appointed and supervised by the Subadviser’s senior officers rather than Domini.

Pursuit of Differing Strategies. Investment decisions for a Fund and Domini’s other clients are made with a view to achieving their respective investment objectives. At times, a portfolio manager may determine that an investment

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opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. In the event that Domini removes a security from a Fund’s Approved Securities List or other investment instruction list and the approved list for other clients, Domini shall notify the portfolio manager of such removal. If the security that is the subject of the removal is held by both fund and non-fund clients, Domini shall coordinate with the Fund’s Subadviser to establish the trading parameters and trade date for such security in order to endeavor to treat all client accounts fairly. Domini does not generally initiate purchases or sales of securities for its Fund clients, but delegates daily responsibility for effecting fund-related trades to the Subadviser.

Variation in Compensation. A conflict of interest may arise where the management fee structure differs among funds and/or accounts, such as where certain funds or accounts pay higher management fees or performance-based management fees. In such cases, the portfolio manager might be motivated to devote more attention to, or otherwise favor, more profitable funds and/or accounts. To help address these types of conflicts, Domini has established a compensation system that is identical regardless of whether an employee supports a fund or non-fund client. Furthermore, each individual’s compensation at Domini is based on individual performance and company profitability rather than the performance of a particular fund or account.

Proprietary Investments. Domini may have substantial personal or proprietary investments in some of the accounts managed by a portfolio manager. A portfolio manager might be motivated to favor funds and/or accounts in which he or she, or his or her colleagues, has an interest or in which Domini has interests. However, each portfolio manager is subject to Domini’s Code of Ethics policy governing personal securities transactions in which portfolio managers engage.

Other Factors. Several other factors, including the desire to maintain or increase assets under the Domini’s management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to some funds and/or accounts. To help address these types of conflicts, Domini has adopted a Code of Ethics.

As discussed above, Domini has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for Domini and the individuals that it employs. However, there is no guarantee that the policies and procedures adopted by Domini will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Compensation of Domini Portfolio Managers and Ownership of Fund Shares

Domini employees are paid a base salary plus an annual bonus at Domini’s discretion, based on company profitability and each individual’s job performance. Compensation levels and bonuses are reviewed annually and are adjusted based on overall company performance and each individual’s level of service and contribution. Domini personnel are not compensated based on Fund or portfolio performance. Domini seeks to attract and retain superior individuals through competitive salaries and benefits and through our global reputation as a leader in the field.

The following table indicates as of July 31, 2021 the value, within the indicated range, of shares of the Equity Fund, International Opportunities Fund and Sustainable Solutions Fund beneficially owned by Ms. Domini and Ms. Laible:

Name of Portfolio Manager	Beneficial Ownership of the Equity Fund	Beneficial Ownership of the International Opportunities Fund	Beneficial Ownership of the Sustainable Solutions Fund
Amy Domini Thornton	over $1,000,000	$100,000-$500,000	$500,001-$1,000,000
Carole M. Laible	$500,001-$1,000,000	$100,000-$500,000	$100,000-$500,000

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SUBADVISERS

The Funds may use one or more subadvisers who are responsible for the day-to-day management of the Fund’s investments, subject to the oversight of the Adviser. The subadvisers are paid out of the fees paid to the Adviser. The Fund has no responsibility to pay any fee to a subadviser.

The Funds employ a “manager of managers” structure. In this regard, the Funds have received an exemptive order from the SEC (Release No. IC-30035) that permits the Adviser, without shareholder approval, to enter into and materially amend any submanagement agreement upon approval of the Board of Trustees. The exemptive order permits the Funds to disclose the aggregate subadvisory fee paid to unaffiliated subadvisers on behalf of each Fund instead of disclosing the specific fee paid to each subadviser. The SEC order is subject to certain conditions. For example, within ninety days of the hiring of any new subadviser, shareholders will be furnished with information that would be included in a proxy statement regarding the new subadviser. Moreover, the Adviser will not enter into a submanagement agreement with any affiliated subadviser without shareholder approval. The Adviser has ultimate responsibility (subject to Board oversight) to oversee the subadvisers and to recommend their hiring, termination, and replacement.

Each Submanagement Agreement provides that the applicable subadviser may render services to others. Each Submanagement Agreement is terminable without penalty upon not more than 60 days’ nor less than 30 days’ written notice by a Stock Fund, or the Bond Fund, as the case may be, when authorized either by majority vote of the outstanding voting securities in the Stock Fund (with the vote of each being in proportion to the amount of their investment), or the Bond Fund, as applicable, or by a vote of the majority of the appropriate Board of Trustees, or by Domini with the consent of the Trustees, and may be terminated by the applicable subadviser on not less than 90 days’ written notice to Domini and the Trustees, and will automatically terminate in the event of its assignment. Each Submanagement Agreement provides that the applicable subadviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in its services to a Stock Fund, or the Bond Fund, as the case may be, except for willful misfeasance, bad faith, or gross negligence or reckless disregard for its or their obligations and duties under the Submanagement Agreement.

SSGA FUNDS MANAGEMENT, INC.

SSGA FM provides submanagement services with respect to the Equity Fund, International Opportunities Fund, and Sustainable Solutions Fund pursuant to investment submanagement agreements with Domini on behalf of each Fund (the “Submanagement Agreements”). SSGA FM furnishes at its own expense all services, facilities, and personnel necessary in connection with managing each Fund’s investments and effecting securities transactions for the Fund. The Submanagement Agreement with SSGA FM will continue in effect if such continuance is specifically approved within two years of its effective date, and at least annually thereafter with respect to each Fund, by the Board of Trustees or by a majority vote of the outstanding voting securities of the Fund at a meeting called for the purpose of voting on the Fund’s Submanagement Agreement, and, in either case, by a majority of the Trustees who are not parties to such Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Submanagement Agreement.

SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). SSGA is one of the world’s largest institutional money managers and the investment management arm of State Street. As of July 31, 2021, SSGA FM managed approximately $787.85 billion in assets and SSGA managed approximately $3.93 trillion in assets. SSGA FM’s principal business address is One Iron Street, Boston, Massachusetts 02210.

SSGA commenced subadvisory services for the Equity Fund on December 1, 2018. For the period from November 30, 2006 through November 30, 2018, Wellington Management Company LLP served as the Equity Fund’s subadviser.

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Additional Information about SSGA Portfolio Managers

Kathleen Morgan, CFA, Vice President of SSGA FM and SSGA and a Senior Portfolio Manager in the Global Equity Beta Solutions Group, joined SSGA as an investment professional in 2017 and has been a member of the Global Equity Beta Solutions Group since that time. In this capacity, Ms. Morgan is responsible for the management of various equity index funds that are benchmarked to both domestic and international strategies. She has been a portfolio manager of the Domini Impact Equity Fund since 2018. Prior to joining SSGA, Ms. Morgan worked in Equity Product Management at Wellington Management from 2015 to 2017, conducting independent risk oversight and developing investment product marketing strategy. Ms. Morgan’s prior experience also includes index equity portfolio management at BlackRock. She has been an investment professional since 2006.

As of July 31, 2021, Ms. Morgan had day-to-day management responsibilities for the assets of: (i) 127 other registered investment companies with approximately $869.67 billion in assets under management, (ii) 383 other pooled investment vehicles with approximately $786.67 billion in assets under management, and (iii) 527 other accounts with a total of approximately $506.99 billion in assets under management. There are no performance-based fees associated with these accounts.

Michael Finocchi, Principal of SSGA FM and SSGA, and a Portfolio Manager in the Global Equity Beta Solutions Group, joined SSGA as an investment professional in 2005. He has been a portfolio manager of the Domini Sustainable Solutions Fund since 2020 and the Domini International Opportunities Fund since 2021. Prior to assuming his portfolio manager role in 2012, Mr. Finocchi was a senior manager in Portfolio Administration responsible for the operations of funds managed by the Global Equity Beta Solutions Group. Before joining SSGA in 2005, he worked for Investors Bank & Trust as a senior tax analyst following his role in custody servicing.

As of July 31, 2021, Mr. Finocchi had day-to-day management responsibilities for the assets of: (i) 127 other registered investment companies with approximately $869.67 billion in assets under management, (ii) 383 other pooled investment vehicles with approximately $786.67 billion in assets under management, and (iii) 527 other accounts with a total of approximately $506.99 billion in assets under management. There are no performance-based fees associated with these accounts.

Potential Conflicts of Interest

A Portfolio Manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the Portfolio Manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio Managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio Managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the Portfolio Managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the Portfolio Managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participate in transactions with other accounts. His or her

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investment(s) may create an incentive for the Portfolio Manager to favor one account over another. SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, Portfolio Managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

Compensation of SSGA FM Portfolio Manager and Ownership of Fund Shares

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by: (i) promoting employee ownership to connect employees directly to the company’s success; (ii) using rewards to reinforce mission, vision, values and business strategy; (iii) seeking to recognize and preserve the firm’s unique culture and team orientation; and (iv) providing all employees the opportunity to share in the success of SSGA.

As of July 31, 2021, Ms. Morgan did not own any equity securities of the Equity Fund.

As of July 31, 2021, Mr. Finocchi did not own any equity securities of the Sustainable Solutions Fund or the International Opportunities Fund.

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WELLINGTON MANAGEMENT COMPANY LLP

Wellington Management Company LLP (“Wellington Management”) submanages the assets of the International Equity Fund and Bond Fund pursuant to investment submanagement agreements with Domini on behalf of each Fund, respectively (each a “Submanagement Agreement”). Wellington Management furnishes at its own expense all services, facilities, and personnel necessary in connection with managing each of the above-referenced Fund’s investments and effecting securities transactions for each Fund. The Submanagement Agreements with Wellington Management will continue in effect if such continuance is specifically approved by April 30, 2019, and at least annually thereafter with respect to each Fund, by the Board of Trustees or by a majority vote of the outstanding voting securities of the applicable Fund at a meeting called for the purpose of voting on such Fund’s Submanagement Agreement (with the vote of each being in proportion to the amount of its investment), and, in either case, by a majority of the Trustees who are not parties to such Submanagement Agreement or interested persons of any such party at a meeting called for the purpose of voting on such Submanagement Agreement.

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of July 31, 2021, Wellington Management had investment management authority with respect to approximately $1.388 trillion in assets.

Additional Information about Wellington Management Portfolio Managers

The International Equity Fund is submanaged by a team of investment professionals from the quantitative management group at Wellington Management. The Bond Fund is submanaged by a team of investment professionals from the US broad market team at Wellington Management. The following information regarding each investment professional’s compensation, other accounts, and ownership of Fund shares has been provided by Wellington Management.

David J. Elliott, CFA, FRM, Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management of Wellington Management, joined Wellington Management in 1995 and has been an investment professional with Wellington Management since 1999 and a member of the quantitative management group supporting the Domini Funds since 2005 and has served as a portfolio manager responsible for the International Equity Fund since May 2009 As of July 31, 2021, Mr. Elliott had day-to-day management responsibilities for the assets of: (i) 3 registered investment companies with approximately $611 million in assets under management, (ii) 20 other pooled investment vehicles with approximately $1.86 billion in assets under management, and (iii) 11 other accounts with a total of approximately $4.53 billion in assets under management. The advisory fee for 9 of these accounts (with approximately $1.16 billion in aggregate assets) is based upon performance.

Christopher Grohe, CFA, Senior Managing Director, Associate Director of the Quantitative Investments Group of Wellington Management, has been an investment professional with Wellington since 2002 and a member of the quantitative group supporting the Domini Funds since 2005. He has served as a portfolio manager responsible for the International Equity Fund since November 2021. As of July 31, 2021, Mr. Grohe had day-to-day management responsibilities for the assets of: (i) no registered investment companies, (ii) 2 other pooled investment vehicles with approximately $792 million in assets under management, and (iii) no other accounts. The advisory fee for none of these accounts is based upon performance.

Campe Goodman, CFA, Senior Managing Director, and Fixed Income Portfolio Manager of Wellington Management, joined Wellington Management in 2000 and has served as the portfolio manager responsible for the Bond Fund since January 7, 2015. As of July 31, 2021, Mr. Goodman had day-to-day management responsibilities for the assets of: (i) 16 registered investment companies with approximately $12.6 billion in assets under management, (ii) 21 other pooled investment vehicles with approximately $8.8 billion in assets under management, and (iii) 46 other accounts with a total of approximately $18.4 billion in assets under management. The advisory fee for one of these accounts (with approximately $165 million in aggregate assets) is based upon performance.

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Potential Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s portfolio manager listed in the prospectus who is primarily responsible for the day-to-day management of the relevant Fund (“Portfolio Managers”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Portfolio Managers make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. Also, investment professionals at Wellington Management may make investments in different parts of an issuer’s capital structure such as acquiring a loan of a particular borrower in one account while making an equity investment in that same borrower on behalf of another account. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Elliott, Grohe, and Goodman also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation of Wellington Management Portfolio Managers and Ownership of Fund Shares

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the applicable Submanagement Agreement between Wellington Management and Domini with respect to each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended July 31, 2021.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s

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compensation of each Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Funds (the “Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount determined by the managing partners of Wellington Management Group LLP. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one, three and five- year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods, and rates may differ) to other accounts managed by the Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Elliott, Grohe, and Goodman are Partners.

Fund	Benchmark Index and/or Peer Group
Domini Impact Bond Fund	Bloomberg U.S. Aggregate Bond
Domini Impact International Equity Fund	EAFE SRI Optimized Custom Benchmark

As of July 31, 2021, Mr. Elliott did not own any equity securities of the Domini Impact International Equity Fund.

As of July 31, 2021, Mr. Grohe did not own any equity securities of the Domini Impact International Equity Fund.

As of July 31, 2021, Mr. Goodman owned $10,001-50,000 in equity securities of the Domini Impact Bond Fund.

SUB-ADVISORY FEES PAID BY EACH FUND

Equity Fund

As noted above, SSGA commenced subadvisory services for the Fund on December 1, 2018. For the period from November 30, 2006 through November 30, 2018, Wellington Management served as the Equity Fund’s subadviser.

For the fiscal year ended July 31, 2021 and 2020, and the fiscal period November 30, 2018 through July 31, 2019, Domini paid SSGA subadvisory fees with respect to the Equity Fund of $244,260, $204,093 and $131,730, respectively (0.03%, 0.03% and 0.02% of the average daily net assets of the Fund, respectively).

For the fiscal year period July 31, 2018 through November 30, 2018, Domini paid Wellington Management subadvisory fees with respect to the Equity Fund of $545,596 (0.07% of the average daily net assets of the Fund).

International Opportunities Fund

For the fiscal year period from November 30, 2020 (commencement of operations) through July 31, 2021, Domini paid SSGA subadvisory fees with respect to the International Opportunities Fund of $8,331 ( 0.03% of the average daily net assets of the Fund).

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Sustainable Solutions Fund

For the fiscal year ended July 31, 2021, and the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020, Domini paid SSGA submanagement fees with respect to the Sustainable Solutions Fund of $64,118 and $1,239, respectively (0.21% and 0.01% of the average daily net assets of the Fund, respectively).

International Equity Fund

For the fiscal years ended July 31, 2021, 2020, and 2019, Domini paid Wellington Management submanagement fees with respect to the International Equity Fund of $5,132,171, $4,932,932, and $5,566,706, respectively (0.39% 0.44%, and 0.44%, of the average daily net assets of the Fund, respectively).

Bond Fund

For the fiscal years ended July 31, 2021, 2020, and 2019, Domini paid Wellington Management submanagement fees with respect to the Bond Fund of $415,575, $341,571, and $292,105, respectively, 0.20%, 0.20%, and 0.20%, of the average daily net assets of the Fund, respectively).

SPONSOR

Pursuant to a Sponsorship Agreement with respect to the Equity Fund and an Administration Agreement with respect to the Bond Fund, Domini provides the Funds with oversight, administrative, and management services. Domini provides each Fund with general office facilities and supervises the overall administration of each Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of each Fund; the preparation and filing of all documents required for compliance by each Fund with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, Semi-Annual and Annual Reports to shareholders, proxy statements, and tax returns; preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and shareholders; maintaining telephone coverage to respond to shareholder inquiries; answering questions from the general public, the media, and investors in each Fund regarding the securities holdings of the Equity Fund and the Bond Fund, as applicable, limits on investment, and the Funds’ proxy voting philosophy and shareholder activism philosophy; and arranging for the maintenance of books and records of each Fund. Domini provides persons satisfactory to the Board of Trustees of the Funds to serve as officers of the Funds. Such officers, as well as certain other employees and Trustees of the Funds, may be directors, officers, or employees of Domini or its affiliates.

Under the Sponsorship Agreement between Domini and the Trust on behalf of the Equity Fund, Domini receives fees for administrative and sponsorship services with respect to the Equity Fund at the following rates: 0.45% of the first $2 billion of net assets managed, 0.44% of the next $1 billion of net assets managed, and 0.43% of net assets managed in excess of $3 billion. Currently, Domini has contractually agreed to reduce its fee to the extent necessary to keep the annual operating expenses of the Equity Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and reimbursements, at no greater than 1.09%, 1.09%, 0.74%, and 0.80% of the average daily net assets of the Investor, Class A, Institutional, and Class Y shares of the Equity Fund, respectively.

For the fiscal years ended July 31, 2021, 2020, and 2019, the Equity Fund incurred $4,370,851, $3,467,092, and $3,403,044, respectively, in sponsorship fees, after waivers.

Under the Administration Agreement between Domini and the Trust on behalf of the Bond Fund, Domini receives fees for administrative services with respect to the Bond Fund at the rate of 0.25% of the average daily net assets of each class of that Fund. Currently, Domini is reducing its fee to the extent necessary to keep the annual expenses of the Bond Fund (excluding brokerage fees and commissions, interest, taxes, and other extraordinary expenses), net of waivers and expenses, at no greater than 0.87%, 0.57%, and 0.65% of the average daily net assets of the Investor, Institutional, and Class Y shares of the Bond Fund, respectively. For the fiscal years ended July 31, 2021, 2020, and 2019, the Bond Fund paid $519,468, $426,964, and $365,132, respectively, in administration fees, after waivers.

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The Sponsorship Agreement with respect to the Equity Fund and the Administration Agreement with respect to the Bond Fund provide that Domini may render administrative services to others. The Sponsorship Agreement and the Administration Agreement also provide that neither Domini nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the oversight, administration, or management of a Fund or the performance of its or their duties under the Sponsorship Agreement or Administration Agreement, as applicable, except for willful misfeasance, bad faith, or gross negligence in the performance of its or their duties or by reason of the reckless disregard of its or their obligations and duties under the Sponsorship Agreement or Administration Agreement, as applicable.

SHAREHOLDER SERVICE AGENT

Under the Shareholder Services Agreement between Domini and the Trust, Domini receives fees for providing certain shareholder services with respect to the Funds and their shareholders. For these services Domini receives fees from each Fund paid monthly at an annual rate of $4.00 per active account.

For the fiscal years ended July 31, 2021, 2020, and 2019, the Equity Fund paid $44,545, $46,572, and $52,259, respectively, in Shareholder Service Agent fees, after waivers. For the fiscal years ended July 31, 2021, 2020, and 2019, Domini did not waive any Shareholder Service Agent fees.

For the fiscal year period November 30, 2020 (commencement of operations) through July 31, 2021, the International Opportunities Fund paid $243 in Shareholder Service Agent fees, after waivers. For the fiscal year period November 30, 2020 (commencement of operations) through July 31, 2021, Domini did not waive any Shareholder Service Agent fees.

For the fiscal year ended July 31, 2021 and the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020, the Sustainable Solutions Fund paid $1,628 and $228 in Shareholder Service Agent fees, after waivers. For the fiscal year ended July 31, 2021 and the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020, Domini did not waive any Shareholder Service Agent fees.

For the fiscal years ended July 31, 2021, 2020, and 2019, the International Equity Fund paid $20,068, $36,446, and $60,729, respectively in Shareholder Service Agent fees, after waivers. For the fiscal years ended July 31, 2021, 2020, and 2019, Domini did not waive any Shareholder Service Agent fees.

For the fiscal years ended July 31, 2021, 2020, and 2019, the Bond Fund paid $10,524, $10,810, and $12,419, respectively, in Shareholder Service Agent fees, after waivers. For the fiscal years ended July 31, 2021, 2020, and 2019, Domini waived Shareholder Service Agent fees totaling, $106, $81, and $62.

DISTRIBUTOR

Each Fund has adopted a Distribution Plan with respect to its Investor shares and its Class A shares. The Distribution Plan provides that Investor shares and Class A shares of a Fund may pay the Distributor a fee not to exceed 0.25% per annum of the average daily net assets of that class as compensation for distribution services provided by the Distributor in connection with the sale of these shares, not as reimbursement for specific expenses incurred. Thus, even if the Distributor’s expenses exceed the fees provided for by the Distribution Plan, the Funds will not be obligated to pay more than those fees, and, if the Distributor’s expenses are less than the fees paid to it, it will realize a profit. The Distributor may use such fees to pay broker-dealers, financial institutions, or other financial intermediaries as compensation in connection with the purchase, sale, or retention of Investor shares of the Funds, the advertising expenses and the expenses of printing and distributing prospectuses and reports used for sales purposes, the expenses of preparing and printing sales literature, and other distribution-related expenses.

For the fiscal years ended July 31, 2021, 2020, and 2019, Investor shares of the Equity Fund accrued $2,060,769, $1,630,015, and $1,566,399, respectively, in distribution fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Class A shares of the Equity Fund accrued $17,617, $15,033, and $17,016, in distribution fees.

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For the fiscal period November 30, 2020 through July 31, 2021, Investor shares of the International Opportunities Fund accrued $2,817 in distribution fees.

For the fiscal year ended July 31, 2021 and the fiscal period from April 1, 2020 (commencement of operations) through July 31, 2020, Investor shares of the Sustainable Solutions Fund accrued $35,311 and $2,796, respectively, in distribution fees.

For the fiscal years ended July 31, 2021, 2020, and 2019, Investor shares of the International Equity Fund, accrued $843,522, $1,006,353, and $1,265,790, respectively, in distribution fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Class A shares of the International Equity Fund accrued $55,245, $59,584, and $118,281, respectively, in distribution fees.

For the fiscal years ended July 31, 2021, 2020, and 2019, Investor shares of the Bond Fund accrued $370,335, $325,701, and $309,132, respectively, in distribution fees.

For the fiscal year ended July 31, 2021, payments made by Investor shares of the Equity Fund pursuant to the Distribution Plan were used for advertising $397,559, printing and mailing of prospectuses to other than current shareholders $21,606, compensation to dealers $613,060, communications and servicing $359,268, compensation of employees and related overhead expenses $652,000, and payments to the underwriter $17,276. The Distributor waived fees totaling $0. For the fiscal year ended July 31, 2021, payments made by Class A shares of the Equity Fund pursuant to the Distribution Plan were used for advertising $69, printing and mailing of prospectuses to other than current shareholders $34, compensation to dealers $7,323, communications and servicing $920, and payments to the underwriter $9,271. The Distributor waived fees totaling $9,271.

For the fiscal period November 30, 2020 (commencement of operations) through July 31, 2021, payments made by Investor shares of the International Opportunities Fund were used for payments to the underwriter $2,817. The Distributor waived fees totaling $2,817.

For the fiscal year ended July 31, 2021, payments made by Investor shares of the Sustainable Solutions Fund pursuant to the Distribution Plan were used for payments to the underwriter $35,311. The Distributor waived fees totaling $35,311.

For the fiscal year ended July 31, 2021, payments made by Investor shares of the International Equity Fund, pursuant to the Distribution Plan were used for advertising $20,265, printing and mailing of prospectuses to other than current shareholders $10,717, compensation to dealers $768,581, and communications and servicing $43,959. The Distributor waived fees totaling $0. For the fiscal year ended July 31, 2021, payments made by Class A shares of the International Equity Fund pursuant to the Distribution Plan were used for advertising $472, printing and mailing of prospectuses to other than current shareholders $2, compensation to dealers $54,196, communications and servicing $613, and payments to underwriter $575. The Distributor waived fees totaling $0.

For the fiscal year ended July 31, 2021, payments made by Investor shares of the Bond Fund pursuant to the Distribution Plan were used for advertising $25,436, printing and mailing of prospectuses to other than current shareholders $2,982, compensation to dealers $160,804, communication and servicing $11,844, and payments to the underwriter $169,269. The Distributor waived fees totaling $169,269.

The Distribution Plan will continue in effect indefinitely as to a class if such continuance is specifically approved at least annually by a vote of both a majority of that Fund’s Trustees and a majority of the Trust’s Trustees who are not “interested persons of the Fund” and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan (“Independent Trustees”). The Distributor will provide to the Trustees of each Fund a quarterly written report of amounts expended by the applicable class under the Distribution Plan and the purposes for which such expenditures were made. The Distribution Plan further provides that the selection and nomination of the Trust’s Independent Trustees shall be committed to the discretion of the Independent Trustees of the Trust. The Distribution Plan may be terminated as to a class at any time by a vote of a majority of the Trust’s Independent Trustees or by a vote of the shareholders of that class. The Distribution Plan may not be materially amended with respect to a class without a vote of the majority of both the Trust’s Trustees and Independent Trustees. The Distributor will preserve copies of any plan, agreement, or report made pursuant to the Distribution Plan for a period of not less than six (6) years from the date of the Distribution Plan, and for the first two (2) years the Distributor will preserve such copies in an easily accessible place.

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Each Fund has entered into a Distribution Agreement with the Distributor. Under the Distribution Agreement, the Distributor acts as the agent of each Fund in connection with the offering of shares of that Fund and is obligated to use its best efforts to find purchasers for shares of the Fund. The Distributor acts as the principal underwriter of shares of each Fund and bears the compensation of personnel necessary to provide such services and all costs of travel, office expenses (including rent and overhead), and equipment.

TRANSFER AGENT, CUSTODIAN, AND SERVICE ORGANIZATIONS

The Trust has entered into a Master Services Agreement with Ultimus Fund Solutions, LLC (“Ultimus” or the “Transfer Agent”), of 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, pursuant to which Ultimus acts as the transfer agent and provides shareholder servicing for each Fund. The Transfer Agent maintains an account for each shareholder of the Funds, performs other transfer agency functions, and acts as dividend disbursing agent for the Funds. At its discretion, Ultimus may agree to waive a portion of its fee.

Each Fund has entered into a Custodian Agreement with State Street Bank and Trust Company (“State Street” or the “Custodian”), 100 Summer Street, Boston, MA 02110, pursuant to which State Street acts as custodian for each Fund. At its discretion, State Street may agree to waive a portion of its fee.

The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund’s investments, maintaining books of original entry for portfolio and Fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each Fund. Securities held by each Fund may be deposited into certain securities depositories. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

Each Fund, the distributor and/or its affiliates, may from time to time enter into agreements with various banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations (collectively, “Service Organizations”) to provide shareholder servicing for that Fund, such as responding to customer inquiries and providing information on their investments. Each Fund, its distributor, and/or its affiliates may pay fees to Service Organizations (which may vary depending upon the services provided) in amounts up to an annual rate of 0.25% of the daily net asset value of the shares of that Fund owned by shareholders with whom the Service Organization has a servicing relationship.

In addition, each Fund, the Fund’s distributor, and/or its affiliates, may from time to time enter into agreements with Service Organizations to provide subtransfer agency, subaccounting, or administrative services for that Fund, such as providing omnibus account or transaction processing services and maintaining shareholder accounts and transaction records. Because omnibus trading offers economies for the Funds, each Fund may reimburse Service Organizations for their costs related to servicing shareholder accounts. These fees may be based upon the number or value of client positions, the levels of service provided, or be a flat fee per year per client. Not all intermediaries receive such additional compensation and the amount of compensation varies.

For the fiscal years ended July 31, 2021, 2020, and 2019, Investor shares of the Equity Fund accrued $351,781, $246,761, and $225,109, respectively, in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Class A shares of the Equity Fund accrued $3,346, $3,270, and $3,021, respectively, in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, the Institutional shares of the Equity Fund accrued $1,740, $1,615, and $2,650, respectively in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Class Y shares of the Equity Fund accrued $5,271, $1,116, and $612, respectively, in Service Organization fees.

For the fiscal period November 30, 2020 (commencement of operations) through July 31, 2021, Investor shares and Institutional shares of the International Opportunities Fund accrued $1,790 and $0, respectively, in Service Organization fees.

For the fiscal year ended July 31, 2021 and the fiscal period April 1, 2020 (commencement of operations) through July 31, 2020, Investor shares of the Sustainable Solutions Fund accrued $10,826 and $1,135, respectively, in Service Organization fees. For the fiscal year ended July 31, 2021 and the fiscal period April 1, 2020 (commencement of

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operations) through July 31, 2020, Institutional shares of the Sustainable Solutions Fund accrued $0 and $0, respectively, in Service Organization fees.

For the fiscal year ended July 31, 2021, 2020, and 2019, Investor shares of the International Equity Fund accrued $319,416, $353,690, and $386,103, respectively, in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, the Class A shares of the International Equity Fund accrued $10,246, $12,248, and $25,326, respectively, in Service Organization fees. For the fiscal year ended July 31, 2021, 2020, and 2019, the Institutional shares of the International Equity Fund accrued $29, $0, and $0, respectively, in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Class Y shares of the International Equity Fund accrued $215,468, $121,446, and $154,999, respectively, in Service Organization fees.

For the fiscal years ended July 31, 2021, 2020, and 2019, Investor shares of the Bond Fund accrued $110,384, $92,648, and $72,822, respectively, in Service Organization fees. For the fiscal years ended July 31, 2021, 2020, and 2019, Institutional shares of the Bond Fund accrued $0, $0, and $2,000, respectively, in Service Organization Fees. For the fiscal period from June 1, 2021 through July 31, 2021, Class Y Shares of the Bond Fund accrued $1,442 in Service Organization Fees. Class Y shares of the Bond Fund had not yet commenced operations for periods prior to June 1, 2021.

EXPENSES

The Funds are each responsible for all of their respective expenses, including the compensation of their respective Trustees who are not interested persons of a Fund; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent registered public accounting firms, of legal counsel, and of any transfer agent, custodian, registrar, or dividend disbursing agent of a Fund; insurance premiums; and expenses of calculating the net asset value of the shares of the Funds.

Each Fund will also pay sponsorship or administrative fees payable to Domini and all expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing, and mailing prospectuses, reports, notices, proxy statements, and reports to shareholders and to governmental offices and commissions; expenses of shareholder meetings; and expenses relating to the issuance, registration, and qualification of shares of the Fund, and the preparation, printing, and mailing of prospectuses for such purposes.

Each Fund will pay the expenses connected with the execution, recording, and settlement of security transactions, and the investment management fees payable to Domini. Each Fund also will pay the fees and expenses of its custodian for all services to the Funds, as applicable, including safekeeping of Funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; and expenses of meetings of investors.

CODES OF ETHICS

The Funds, Domini, SSGA FM, Wellington Management, and the Distributor have each adopted a Code of Ethics (collectively, the “Codes of Ethics”) under Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Codes of Ethics are available on the EDGAR database on the SEC’s Internet site at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

5. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, of Two Financial Center, 60 South Street, Boston, Massachusetts, is the independent registered public accounting firm for the Funds.

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6. TAXATION

The Taxation summary provided herein is based on the provisions of the Code, applicable U.S. Treasury regulations, administrative pronouncements of the U.S. Internal Revenue Service (“IRS”), and judicial decisions in effect as of the date of this Statement of Additional Information. Those authorities may be changed, possibly retroactively, or may be subject to differing interpretations so as to result in U.S. federal income tax consequences different from those summarized herein. Shareholders and prospective investors should consult their own tax advisors concerning the potential federal, state, local, and foreign tax consequences of an investment in a Fund, with specific reference to their own tax situation.

TAXATION OF THE FUNDS

Federal Taxes

Each Fund is treated as a separate entity for U.S. federal income tax purposes under the Code.

Each Fund has elected to be treated and intends to qualify each year as a “regulated investment company” under Subchapter M of the Code. As a regulated investment company, a Fund will not be subject to any federal income or excise taxes on its net investment income and the net realized capital gains that it distributes to shareholders, provided that it meets certain distribution requirements imposed by the Code. If a Fund should fail to qualify for treatment as a regulated investment company in any year, that Fund would incur a regular corporate federal income tax upon its taxable income, and Fund distributions would generally be taxable as ordinary dividend income to shareholders. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but, in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

The Funds will be subject to a nondeductible 4% U.S. federal excise tax on a portion of their undistributed ordinary income and capital gain net income if they fail to meet certain distribution requirements. The Funds intend to make distributions in such amounts and at such times so as not to be subject to the excise tax.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a regulated investment company’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry net capital losses from any taxable year forward indefinitely to offset its capital gains in future years. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses.

Foreign Income Taxes

Each Fund may be subject to certain taxes, including, without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, a Fund may elect, for United States federal income tax purposes, to “pass through” foreign income taxes to its shareholders. The International Opportunities Fund and International Equity Fund expect to qualify for and make this election, but we do not expect the Equity Fund, Sustainable Solutions Fund, or the Bond Fund to be able to pass through to shareholders foreign tax credits or deductions with respect to taxes imposed by foreign countries on those Funds’ income and capital gains. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

For any year that a Fund qualifies for and makes such an election, each shareholder of the Fund will be required to include in his or her income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country’s government, and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign income taxes paid by the Fund may be claimed, however, by noncorporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the

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Code, such as pension plans, generally will derive no benefit from this election. No deduction for such amounts will be permitted in computing a shareholder’s alternative minimum tax liability.

The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of foreign tax or an exemption from foreign tax on such income; the Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund’s effective rate of foreign tax in advance since the amount of the Funds’ assets to be invested within various countries is not known. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of the Fund’s shares could be reduced or the foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

State Taxes

Each Fund is organized as a series of the Trust, a Massachusetts business trust. As long as a Fund qualifies as a “regulated investment company” under the Code, it will not have to pay Massachusetts income or excise taxes.

TAXATION OF SHAREHOLDERS

Taxation of Distributions

Shareholders of each Fund normally will have to pay federal income taxes on the dividends and other distributions they receive from the Fund, whether the distributions are paid in cash or reinvested in additional shares. Dividends from ordinary income and any distributions from net short-term capital gains are generally taxable to shareholders as ordinary income for federal income tax purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Distributions of ordinary dividends to a Fund’s noncorporate shareholders may be treated as “qualified dividend income,” which is taxed at reduced rates, to the extent such distributions are derived from, and reported by a Fund as, “qualified dividend income,” and provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. If 95% or more of a Fund’s gross income, calculated without taking into account net capital gains, represents “qualified dividend income,” the Fund may report, and the Fund’s noncorporate shareholders may then treat, all such income as “qualified dividend income,” provided that the recipient shareholder satisfies certain holding period requirements and refrains from making certain elections. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or from “qualified foreign corporations,” which are corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as distributions paid by a “qualified foreign corporation” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” are not “qualified foreign corporations.” The Bond Fund does not expect any material portion of its distributions to be treated as qualified dividend income.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest, and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Fund shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

Distributions by a Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares.

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Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Dividends-Received Deduction

If a Fund invests in equity securities of U.S. corporations, a portion of the Fund’s ordinary income dividends may be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations. Since the investment income of the Bond Fund is generally derived from interest rather than dividends, no material portion of the dividends received from this Fund is expected to be eligible for the dividends-received deduction. The portion of any Fund’s dividends that is derived from investments in foreign corporations will not qualify for such deduction.

“Buying a Dividend”

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before or on the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Disposition of Shares

In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized by a shareholder upon a disposition of shares in a Fund held for 6 months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions by the Fund to the shareholder of long term capital gains. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

A Fund will report to the IRS the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. For sales or exchanges of shares acquired on or after January 1, 2012, a Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. For purposes of calculating and reporting basis, shares of a Fund acquired prior to January 1, 2012 and shares of that same Fund acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has different bases for different shares of a particular Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of each share sold using a default method unless the shareholder has properly elected to use a different method. The Funds’ default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Funds. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such date, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Non-U.S. Shareholders

Dividends and certain other payments (but not including distributions of net capital gains, “short-term capital gain dividends” and “interest-related dividends” (described below)) to persons who are neither citizens nor residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. Each Fund intends to withhold at the 30% rate on taxable dividends and other payments to Non-U.S. Persons to the extent that such dividends and payments are subject to such withholding. A Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund.

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Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding

Each Fund is required in certain circumstances to apply backup withholding on reportable payments, including ordinary dividends, capital gain dividends, redemption proceeds, and certain other payments that are paid to any noncorporate shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is currently 24%. Backup withholding will not, however, be applied to payments that are (or would be, but for the application of a treaty) subject to the 30% withholding tax on shareholders who are Non-U.S. Persons. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the IRS within the time period appropriate to such claims.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

Certain Debt Instruments

An investment by the Bond Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Options, etc.

A Fund’s transactions in options, futures contracts, forward contracts, swaps, and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles,” and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund intends to limit its activities in options, futures contracts, forward contracts, swaps, and related transactions to the extent necessary to meet the requirements of the Code.

Foreign Securities

Special tax considerations apply with respect to foreign investments of each Fund. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses.

The Stock Funds may make equity investments in foreign entities that may be treated as “passive foreign investment companies” (or “PFICs”) for U.S. federal income tax purposes. If a Fund does invest in a PFIC, then that Fund may be required to pay additional tax (and interest) in respect of distributions from, and gains attributable to, the sale or other

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disposition of the stock of, such PFIC. If the Fund is eligible to make and makes either a “qualified electing fund” election or a “mark to market” election with respect to its investment in a PFIC, then that Fund may have taxable income from such investment regardless of whether it receives any actual distributions of cash derived from the PFIC in any given year. In order to enable a Fund to distribute its share of this income and avoid a tax, the Fund may be required to liquidate portfolio securities that it might have otherwise continued to hold, potentially resulting in additional taxable gain or loss. The Funds do not anticipate that the Bond Fund will make equity investments in any foreign entity that is treated as a PFIC for U.S. federal income tax purposes.

If a sufficient portion of the interests in a foreign issuer are held or deemed held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid fund-level taxes. In addition, some gains recognized by a Fund on the disposition of interests in a CFC may be treated as ordinary income. The Funds do not anticipate that the Bond Fund will make equity investments in any foreign entity that is treated as a CFC for U.S. federal income tax purposes.

Investments in REMICs

Any investment by the Bond Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Prospective investors that are tax exempt should consult their tax advisers regarding an investment in a Fund.

The foregoing discussion should not be viewed as a comprehensive discussion of the items referred to nor as addressing all tax considerations relevant to investors. Dividends and distributions may also be subject to state, local, or foreign taxes. Each current and prospective shareholder should consult his or her own tax advisers for additional details regarding potential tax consequences of an investment in a Fund, based on his or her particular tax status.

7. PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Specific decisions to implement the purchase or sale of securities for the Equity Fund, International Opportunities Fund, and Sustainable Solutions Fund, and purchase or sell securities for the International Equity Fund and Bond Fund are made by portfolio managers who are employees of the applicable Subadviser and who are appointed and supervised by its senior officers. The portfolio managers who are employees of a Subadviser of the Funds may serve other clients of a Subadviser in a similar capacity.

The primary consideration in placing securities transactions for the Funds with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

Wellington Management

Wellington Management attempts to achieve this result by selecting broker-dealers to execute transactions on behalf of the Funds and other clients of Wellington on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions in accordance with the Policy and Procedures on Order Execution and Research Services. Wellington Management may also consider social factors, such as whether the brokerage firm is minority-owned, in selecting broker-dealers, subject to Wellington’s duty to obtain best execution. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer’s markup or markdown), Wellington normally seeks to deal directly with the primary market makers, unless in its opinion best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. Most of the Bond Fund’s transactions will be on a principal basis.

SSGA FM

Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (e.g., fixed income securities) because

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the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer’s quoted price at which it is willing to sell the security and the dealer’s quoted price at which it is willing to buy the security. When a Fund executes an over the counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.

In placing a portfolio transaction, SSGA FM seeks to achieve best execution. SSGA FM’s duty to seek best execution requires SSGA FM to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.

SSGA FM refers to and selects from the list of approved trading counterparties maintained by SSGA FM’s Credit Risk Management team. In selecting a trading counterparty for a particular trade, SSGA FM seeks to weigh relevant factors, including, but not limited to the following:

• Prompt and reliable execution;

• The competitiveness of commission rates and spreads, if applicable;

• The financial strength, stability and/or reputation of the trading counterparty;

• The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;

• Local laws, regulations or restrictions;

• The ability of the trading counterparty to maintain confidentiality;

• The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;

• Market share;

• Liquidity;

• Price;

• Execution related costs;

• History of execution of orders;

• Likelihood of execution and settlement;

• Order size and nature;

• Clearance and settlement capabilities, especially in high volatility market environments;

• Availability of lendable securities;

• Sophistication of the trading counterparty’s trading capabilities and infrastructure/facilities;

• The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;

• Speed and responsiveness to SSGA FM;

• Access to secondary markets;

• Counterparty exposure; and

• Depending on the circumstances, SSGA FM may take other relevant factors into account if SSGA FM believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.

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In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. SSGA FM does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, SSGA FM may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that SSGA FM places upon the relevant factors:

(i) The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;

(ii) The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;

(iii) The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;

(iv) Whether the transaction is a ‘delivery versus payment’ or ‘over the counter’ transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over the counter’ transactions; and/or

(v) Any other circumstances relevant SSGA FM believes is relevant at the time.

The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.

Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, a Subadviser may select brokers who charge a commission in excess of that charged by other brokers, if the Subadviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Subadviser by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries, or general economic conditions. These services may provide both domestic and international perspective. The Manager or Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Manager or Subadviser in exchange for a certain volume of brokerage transactions to be executed by such brokers. Arrangements for the receipt of research services from brokers may create conflicts of interest. While the payment of higher commissions increases a Fund’s costs, the Subadviser and Manager do not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Subadviser and Manager, respectively.

Research services furnished by brokers who effect securities transactions for the Funds may be used by the Subadviser or Manager in servicing other investment companies and accounts that it manages. Similarly, research services furnished to a Subadviser or the Manager by brokers who effect securities transactions for other investment companies and accounts that the Subadviser or Manager manage, respectively, may be used by the Subadviser or Manager in servicing the applicable Fund. Not all of these research services are used by a Subadviser or the Manager in managing any particular account, including the Funds.

SSGA FM does not currently use the Funds’ assets in connection with third-party soft dollar arrangements. While SSGA FM does not currently use “soft” or commission dollars paid by the Funds for the purchase of third-party research, SSGA FM reserves the right to do so in the future.

The Funds encourage the Subadvisers to use minority- and women-owned brokerage firms to execute the Funds’ transactions, subject to the Subadviser’s duty to obtain best execution. A Subadviser may choose to direct transactions to minority- and women-owned brokerage firms that will contract for a correspondent broker to execute and clear the trades. While each Subadviser believes that it will obtain best execution in these transactions, the Funds may forego other benefits (like research) that it would have received if such transactions were executed through correspondent brokers directly. The Board of Trustees has determined that these arrangements are appropriate in light of the overall philosophy and goals of the Funds.

For the fiscal years ended July 31, 2021, 2020, and 2019, the Equity Fund paid brokerage commissions of $38,753. $55,686, and $227,032, respectively.

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For the fiscal period November 30, 2020 (commencement of operations) through July 31, 2021, the International Opportunities Fund paid brokerage commissions of $6,279.

For the fiscal year ended July 31, 2021 and the fiscal year period from April 1, 2020 (commencement of operations) through July 31, 2020, the Sustainable Solutions Fund paid brokerage commissions of $7,896 and $3,462, respectively.

For the fiscal years ended July 31, 2021, 2020, and 2019, the International Equity Fund paid brokerage commission of $677,315, $655,457, and $626,247, respectively.

No portfolio transactions may be executed with the Adviser or a Subadviser, or with any affiliate of the Adviser or a Subadviser, acting either as principal or as broker, except as permitted by applicable law.

The Equity Fund, International Opportunities Fund, Sustainable Solutions Fund and International Equity Fund did not pay any brokerage commissions to affiliated brokers during its fiscal years ended July 31, 2021, 2020, and 2019.

For the fiscal years ended July 31, 2021, 2020, and 2019, the Bond Fund did not pay any brokerage commissions.

In certain instances there may be securities that are suitable for the Funds as well as for one or more of a Subadviser’s or Domini’s other clients. Investment decisions for the Funds and for a Subadviser’s or Domini’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will produce better executions for the Funds.

8. DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust is a Massachusetts business trust established under a Declaration of Trust dated as of March 1, 1990. The Trust’s Declaration of Trust permits the Trust’s Board of Trustees to issue an unlimited number of shares of beneficial interest (par value $0.00001 per share) in separate series and to divide any such series into classes of shares. Currently the Funds are the only series offered by the Trust. The Equity Fund has four classes of shares: Investor shares, Class A shares, Institutional shares, and Class Y shares (prior to November 30, 2020, Class Y shares of the Equity Fund were known as Class R shares). The International Opportunities Fund and Sustainable Solutions Fund have two classes of shares: Investor shares and Institutional shares. The International Equity Fund has four classes of shares: Investor shares, Class A shares, Institutional shares and Class Y shares. The Bond Fund has four classes of shares: the Investor shares, Institutional shares, Class R shares and Class Y shares. No Class R shares of the Bond Fund are being offered or are outstanding as of the date of this Statement of Additional Information. Each share of each class represents an equal proportionate interest in a series with each other share of that class. Upon liquidation or dissolution of a Fund, the Fund’s shareholders are entitled to share pro rata in the Fund’s net assets available for distribution to its shareholders. The Trust reserves the right to create and issue additional series and classes of shares, and to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval. Shares of each series participate equally in the earnings, dividends, and distribution of net assets of the particular series upon the liquidation or dissolution (except for any differences among classes of shares of a series).

The assets of the Trust received for the issue or sale of the shares of each series and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are to be charged with the liabilities in respect to such series and with such a share of the general liabilities of the Trust. If a series were unable to meet its obligations, the assets of all other series might be available to creditors for that purpose, in

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which case the assets of such other series could be used to meet liabilities that are not otherwise properly chargeable to them. Expenses with respect to any two or more series are to be allocated in proportion to the asset value of the respective series except where allocations of direct expenses can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Trustees, have the power to determine which liabilities are allocable to a given series, or which are general or allocable to two or more series. In the event of the dissolution or liquidation of the Trust or any series, the holders of the shares of any series are entitled to receive as a class the value of the underlying assets of such shares available for distribution to shareholders.

The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder’s shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of a Fund if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Shareholders of the Funds and all other series of the Trust, if any, will generally vote together on all matters except when the Trustees determine that only shareholders of a particular Fund, series, or class are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or series or class. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees of the Trust if they choose to do so, and in such event the other shareholders of the Trust would not be able to elect any Trustee.

The Trust is not required and has no current intention to hold annual meetings of shareholders, but the Trust will hold special meetings of the Trust’s or a Fund’s shareholders when in the judgment of the Trust’s Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have the right to remove one or more Trustees under certain circumstances.

The Trust may, without shareholder approval, change a Fund’s form of organization, reorganize any Fund or series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate any Fund, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, any Fund, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Fund, series, or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Fund, series or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. Any Fund, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or that series or class, or by the Trustees by written notice to the shareholders of the Fund or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any Fund, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and that are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements.

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The Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, that the Trustees and officers will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to Trust or Fund shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Funds and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of a Fund. The Declaration of Trust also provides for the maintenance, by or on behalf of the Trust and the Funds, of appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Funds and their shareholders and the Trust’s Trustees, officers, employees, and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and a Fund itself was unable to meet its obligations.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit. Such demand should be mailed to the Secretary of the Trust at the Trust’s principal office and should set forth in reasonable detail the nature of the proposed suit and the essential facts relied upon by the shareholder to support the allegations made in the demand. A Trustee is not considered to have a personal financial interest in any action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service as Trustee or as a trustee of funds with the same or an affiliated investment adviser or distributor, or by virtue of the amount of such remuneration.

The Trust’s Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

9. FINANCIAL STATEMENTS

The audited financial statements of the Equity Fund (Statement of Assets and Liabilities at July 31, 2021, Statement of Operations for the year ended July 31, 2021, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2021, Financial Highlights for each of the years or periods in the five-year period ended July 31, 2021, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report) are hereby incorporated by reference to the Annual Report to Shareholders of the Equity Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling 1-800-582-6757 or online at www.domini.com/funddocuments.

The audited financial statements of the International Opportunities Fund (Statement of Assets and Liabilities for the fiscal period from November 30, 2020 through July 31, 2021, Statement of Operations for the fiscal period from November 30, 2020 through July 31, 2021, Statement of Changes in Net Assets for the fiscal period from November 30, 2020 through July 31, 2021, Financial Highlights for the fiscal period from November 30, 2020 through July 31, 2021, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report), are hereby incorporated by reference to the Annual Report to Shareholders of the International Opportunities Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling 1-800-582-6757 or online at www.domini.com/funddocuments.

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The audited financial statements of the Sustainable Solutions Fund (Statement of Assets and Liabilities at July 31, 2021, Statement of Operations for the year ended July 31, 2021, Statements of Changes in Net Assets for the fiscal year ended July 31, 2021 and the fiscal period from at April 1, 2020 (commencement of operations) through July 31, 2020, Financial Highlights for the fiscal year ended July 31, 2021 and the fiscal period from at April 1, 2020 (commencement of operations) through July 31, 2020, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report), are hereby incorporated by reference to the Annual Report to Shareholders of the Sustainable Solutions Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling 1-800-582-6757 or online at www.domini.com/funddocuments.

The audited financial statements of the International Equity Fund (Statement of Assets and Liabilities at July 31, 2021, Statement of Operations for the year ended July 31, 2021, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2021, Financial Highlights for each of the years or periods in the five-year period ended July 31, 2021, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report), are hereby incorporated by reference to the Annual Report to Shareholders of the International Equity Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling 1-800-582-6757 or online at www.domini.com/funddocuments.

The audited financial statements of the Bond Fund (Statement of Assets and Liabilities at July 31, 2021, Statement of Operations for the year ended July 31, 2021, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2021, Financial Highlights for each of the years or periods in the five-year period ended July 31, 2021, Notes to Financial Statements, and Independent Registered Public Accounting Firm’s Report) are hereby incorporated by reference to the Annual Report to Shareholders of the Bond Fund, which has been filed with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. A copy of the Annual Report may be obtained without charge from Domini Impact Investments by calling (800) 582-6757 or online at www.domini.com/funddocuments.

* * * * *

            ®, Domini Impact Investments®, Domini®, Investing for Good®, and The Way You Invest Matters® are registered service marks of Domini. Domini International Opportunities FundSM, Domini Sustainable Solutions FundSM, Domini Impact Equity FundSM, Domini Impact International Equity FundSM, and Domini Impact Bond FundSMare service marks of Domini Impact Investments LLC (“Domini”). The Domini Impact Investment Standards is copyright © 2006-2020 by Domini Impact Investments LLC. All rights reserved.

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APPENDIX A

RATINGS INFORMATION

The following ratings are opinions of Standard & Poor’s Ratings Services, a division of McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch, Inc. (“Fitch”), not recommendations to buy, sell, or hold an obligation. The ratings below are as described by the rating agencies. While the rating agencies may from time to time revise such ratings, they are under no obligation to do so. No reliance is made upon the credit rating firms as “experts” as that term is defined for securities purposes. Rather, reliance on this information is on the basis that such ratings have become generally accepted in the investment business.

In the case of “split-rated” securities or loans (i.e., securities or loans assigned non-equivalent credit quality ratings, such as Baa by Moody’s but BB by S&P or Ba by Moody’s and BB by S&P but B by Fitch), the subadviser will determine whether a particular security or loan is considered investment grade or below-investment grade as follows: (a) if all three credit rating agencies have rated a security or loan the median credit rating is used for this determination, and b) if only two credit rating agencies have rated a security, the lower (e.g., most conservative) credit rating is used. If only one credit rating agency has rated a security, the one credit rating available will be used by the subadviser. If a security is not rated by all three credit rating agencies, then an internal credit rating, as determined by the subadviser, may be used. In the case of intermediate ratings, they are included in the category of the primary rating. For example, BBB- and BBB+ are included in BBB and Baa includes Baa1, Baa2 and Baa3.

For certain securities, such as newly-issued bonds, expected credit ratings may be used until actual credit ratings are assigned by the credit rating agencies. In such cases, the securities may be purchased if it is anticipated at the time of purchase that rating agencies will assign ratings that are compliant with the investment guidelines. Should the actual credit rating assigned to a security diverge from the expected rating, the Fund’s subadviser will decide whether the Fund should continue to hold or sell the security. If an issue remains unrated by these rating agencies or it is anticipated that it will not be rated, then an internal credit rating, as determined by the subadviser, may be used.

Excerpts from Standard & Poor’s Description of its Ratings

Standard & Poor’s Four Highest Long-term Issue Credit Ratings

AAA — An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Plus (+) or Minus (-) — The ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

A-1

Standard & Poor’s Short-term Issue Credit Ratings

A-1 — A short-term obligation rated “A—1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2 — A short-term obligation rated “A—2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A—3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D — A short-term obligation rated “D” is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NR — An issuer designated NR is not rated.

Standard & Poor’s Municipal Credit Ratings

A Standard & Poor’s municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations: (1) Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

A-2

MIG 1. This designation denotes superior quality.

Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG. This designation denotes speculative-grade quality. Debt instruments in this category may lack sufficient margins of protection.

Standard & Poor’s Variable Rate Demand Obligations Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Standard & Poor’s Dual Credit Ratings

Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S.

A-3

municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).

Excerpts from Moody’s Description of its Ratings

Moody’s Four Highest Long-Term Obligation Credit Ratings

Moody‘s Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa –– Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Moody’s Short-Term Ratings

Moody‘s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of related issuers.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-4

Excerpts from Fitch’s Description of its Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

Fitch’s Four Highest Long-Term Obligation Credit Ratings

AAA -- Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA -- Very high credit quality. ‘AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A -- High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB -- Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1 -- Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 -- Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 -- Fair short-term credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-5

B -- Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C -- High short-term default risk. Default is a real possibility.

RD -- Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D -- Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

A-6

Appendix B

Proxy Voting Policies and Procedures

INTRODUCTION

These Proxy Voting Guidelines and Procedures have been adopted by the Domini Investment Trust on behalf of each of its series (each a Fund and collectively, the “Domini Funds” or the “Funds”) to ensure that all proxies for securities held by the Funds are cast in the best interests of the Domini Funds’ shareholders, to whom the Funds owe a fiduciary duty.

The Board of Trustees (“Board”) of the Domini Funds delegates the responsibility to vote proxies for the Funds to Domini Impact Investments LLC, the Funds’ investment adviser (“Domini” or the “Adviser”), consistent with the Proxy Voting Guidelines and Procedures set forth herein. The Board reviews the Proxy Voting Guidelines and Procedures on an annual basis on behalf of the Funds and receives quarterly reports from Domini regarding the execution of its proxy voting duties. The Board also delegates to Domini the authority to make non-material amendments to the Guidelines and Procedures as necessary, subject to annual ratification.

1.	Conflicts of Interest

The Board delegates the responsibility for resolving conflicts of interest that may arise between Domini and the Domini Funds in the execution of the Adviser’s proxy voting duties to the Adviser. Pursuant to the Proxy Voting Procedures, where a significant conflict of interest arises, the Board expects Domini to consult with one or more members of the independent trustees to determine an appropriate course of action (see “Conflicts of Interest” below).

2.	Shareblocking and Other Obstacles to Voting

Certain countries impose “shareblocking” restrictions, meaning that a shareholder is prevented from trading shares for a period of time between the date of the deadline for submission of the vote and the annual meeting (these restrictions vary from country to country). The Adviser shall seek to vote shares for every holding in a Domini Fund portfolio. However, the Adviser may forego the opportunity to vote when, in its judgment, shareblocking restrictions could impair the ability to effectively manage a Fund’s portfolio.

In addition, due to particularly onerous procedural impediments in certain countries, the Adviser will not always be assured of the ability to vote Fund shares, and in certain circumstances may choose not to vote where it believes it may not be in a Fund’s best interests to cast a vote. The Adviser may also choose not to vote in certain markets that impose fees for voting proxies of if there is insufficient information available to make an informed voting decision.

A Fund may miss opportunities to vote when companies fail to provide information in a timely manner or when custodial or proxy advisory delays prevent the Adviser from voting Fund shares on time. The Adviser may also miss opportunities to consider certain proxy information when companies or proxy advisory firms fail to provide such information, research or analysis in a timely manner.

3.	International

The general principles guiding Domini’s proxy voting practices apply globally and we will seek to apply these Guidelines consistently in all markets unless the application of the Guidelines is inconsistent with corporate governance standards and practices in the foreign market, in which case Domini may refer to the research, analysis and recommendations provided by Institutional Shareholder Services, Inc. (“ISS”) in accordance with its International SRI Proxy Voting Guidelines.1

1 https://www.issgovernance.com/file/policy/active/specialty/SRI-International-Voting-Guidelines.pdf

4.	Delegation

The Adviser may delegate the responsibility to review proxy proposals and make voting recommendations to a non-affiliated third party vendor, subject to the Adviser’s oversight, analysis, and voting discretion. The Adviser will ensure that any third party voting recommendations followed are consistent with the Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are retained by the Adviser.

Proxy Voting Guidelines

The Proxy Voting Guidelines (“Guidelines”) set forth in Exhibit A summarize the Adviser’s positions on various issues of concern to socially responsible investors and indicate how Fund shares will be voted on each issue. The Guidelines have been developed to ensure consistency with the social and environmental standards applied to Fund portfolios and Domini’s overall stock selection process.

Because the Funds have a fiduciary duty to vote all shares in the best interests of the Funds’ shareholders, Domini will vote proxies after considering shareholders’ financial interests and social objectives. For that reason, there may be instances in which proxies may not be voted in strict adherence to these Guidelines, based on Domini’s review of the merits of the proposal and the performance of the issuer on the topic presented. Domini may, for example, abstain or vote against certain shareholder proposals where we have concerns about the framing of the proposal, including cases where we do not believe the proposal’s request is reasonable, or where we believe the company has sufficiently addressed the core concerns that are raised.

These Guidelines are subject to change without notice.

Proxy Voting Procedures

Domini, on behalf of its clients (including the Funds) has entered into an agreement with Institutional Shareholder Services, Inc. (“ISS”), an unaffiliated third party proxy advice and administration firm, pursuant to which ISS votes proxies in accordance with the Guidelines, as described below, and performs various proxy vote related services such as providing vote analysis, processing and recordkeeping functions.

ISS receives proxy statements and proxy ballots directly or indirectly from various custodians and/or issuers, logs these materials into its database and matches upcoming meetings with Domini client portfolio holdings, which are input into the ISS proxy system (Proxy Exchange) in accordance with a Domini holdings data-feed. Through the Proxy Exchange, ballots and proxy materials, research and summaries for all upcoming shareholders’ meetings are available on-line to certain Domini employees and members of the Domini Proxy Voting Team.

Domini retains oversight of the proxy voting function and retains the authority to set voting policies and to vote the proxies of the Domini Funds.2

Primary responsibility for the proxy voting function at Domini rests with Domini’s Director of Engagement.

Domini’s primary responsibilities include the following:

1. Developing the Proxy Voting Guidelines: The Guidelines, which set voting policies for all securities for which Domini has authority to vote on behalf of the Funds, are reviewed on at least an annual basis, and updated, when necessary, to reflect new issues raised by shareholder activists, regulatory changes and other developments. Domini is also responsible for developing procedures and additional policies, where necessary, to ensure effective implementation of the Guidelines. Domini shall submit the Guidelines to the Board for review at least once per year. The Board has delegated to Domini the authority to make non-material amendments to the Guidelines and Procedures as necessary, subject to annual ratification.

2. Evaluation of vendors: To ensure that proxies are being voted in a timely fashion, and in accordance with the Guidelines, Domini will receive and review alerts from ISS as-needed and periodic voting reports

2 The Board of Trustees (“Board”) of the Domini Funds has delegated the responsibility to vote proxies for the Funds to Domini, the Funds’ investment adviser (“Domini”), and to resolve conflicts of interest that may arise in the execution of the proxy voting function. The Board reviews and adopts the Guidelines and Procedures on an annual basis on behalf of the Funds, and receives quarterly reports from Domini regarding the execution of its proxy voting duties.

from ISS no less frequently than quarterly. Domini shall present a summary proxy voting report to the Board at least quarterly.

3. Identify and address conflicts of interest where they arise (See “Conflicts of Interest,” below)

4. Voting: ISS, at the direction of Domini, automatically votes all proxy matters that are covered by the Guidelines and do not require the particular exercise of discretion or judgment by Domini with respect to the Guidelines. ISS votes such ballots in accordance with its interpretation of the Guidelines based on ISS’s research and analysis, subject to Domini’s oversight and review.

Representatives of the Domini Proxy Voting Team periodically review, as Domini determines reasonable, votes cast by ISS to ensure votes are cast and are in conformity with the Guidelines. At its discretion, Domini may override the ISS vote up to the “cut off” date for submitting the vote, or applicable meeting date, when possible.

Where the Guidelines are silent on an issue, where there are unique circumstances that require further examination, or where the Guidelines require an analysis by Domini, ISS will refer these items to Domini to determine how to vote, except as noted below.

With respect to items referred to Domini to determine how to vote, the Domini Proxy Voting Team or its representative considers and votes on such proxy matters. Domini has access to ISS research and recommendations through the Proxy Exchange which it may take into account in deciding how to vote. Domini may also draw upon a variety of other materials, including, for example, analyses provided by other proxy advisory services, Domini’s independent research, newspaper reports, academic studies, nongovernmental organizations with expertise in the particular issue being voted on, affected stakeholders, and corporate SEC filings, including management’s position on the issue in question. Domini analyzes such issues independently and does not necessarily vote in accordance with ISS’s recommendations on these issues.

Domini reserves the right to override the Guidelines when such an override is, in Domini’s best judgment, consistent with the best interests of Domini clients.

ISS shall vote on matters otherwise eligible for referral in accordance with the ISS SRI (Socially Responsible Investing) voting policy applicable to the issuer’s home jurisdiction as instructed by Domini.3

Domini shall review and update the default voting instructions set forth in the Guidelines as needed, but no less frequently than annually.

5. Reporting to Clients (where client is a fund, to the Domini Funds Board of Trustees): Domini is responsible for ensuring that the following reporting duties are performed: (a) Annual preparation and filing of Form N-PX, containing an annual record of all votes cast for each client. The Form will be posted to Domini’s website and on the SEC’s website at www.sec.gov; (b) Availability of Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year; (c) Responding to client requests for proxy voting information; (d) Annual review and update of proxy voting information in Form ADV, Part II, the Statement of Additional Information for the Domini Funds and the Funds’ shareholder reports; (e) Communication of material changes to the Policies or Procedures; (f) Ensuring that all new clients receive a copy of the most recent Form ADV, containing a concise summary of Domini’s proxy voting policies and procedures; (g) Quarterly reporting to the Domini Funds’ Board of Trustees on proxy voting activity.

6. Recordkeeping — Domini will maintain the following records: (a) the Guidelines and Procedures, as amended from time to time; (b) records of a client’s written request for information on how Domini voted

3 ISS US SRI Proxy Voting Guidelines available at https://www.issgovernance.com/file/policy/active/specialty/SRI-US-Voting-Guidelines.pdf. ISS International SRI Proxy Voting Guidelines available at: https://www.issgovernance.com/file/policy/active/specialty/SRI-International-Voting-Guidelines.pdf.

proxies for the client, and any written response to an oral or written client request for such information; (c) any documents prepared or reviewed by Domini that were material to making a voting decision, or that memorialized the basis for that decision, with the exception of ISS analyses and corporate proxy statements, which are maintained by ISS as noted below. These records will be maintained in an easily accessible location for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of Domini.

Domini relies upon ISS to maintain the following records on its behalf, and to provide such records to Domini upon request: (a) proxy statements received regarding client securities (Such proxy statements are also available via electronic filings from the SEC’s EDGAR filing system); (b) records of votes cast on behalf of Domini clients (Annual records are maintained at Domini and filed with the SEC; Database of votes cast is maintained by ISS, and available upon request by Domini); and (c) proxy research and application of custom policy guidelines.

Domini may rely upon the SEC’s EDGAR system to maintain certain records referred to above.

ISS

ISS and the clients’ custodian monitor corporate events. ISS provides analyses of each issue to be voted on, makes recommendations based on the Guidelines, and casts each vote (subject to oversight and override by Domini). ISS is also responsible for maintaining complete records of all votes cast, including hard copies of all proxies received, preparing voting reports for Domini, and maintaining Domini’s Web page containing an ongoing record of all votes cast for the Domini Funds each year. ISS also provides consulting services to Domini on the development of proxy voting policies.

Conflicts of Interest

Although Domini does not currently manage any pension plans, administer employee benefit plans, or provide brokerage, underwriting, insurance, or banking services, there are occasions where potential conflicts of interest may arise. For example, potential conflicts of interest may present themselves in these circumstances:

•

A Domini Fund is included in a 401(k) plan sponsored by a company, or Domini is actively seeking to have one of its Funds included in a 401(k) plan sponsored by a company, and Domini is entitled to vote a proxy issued by the same company.

•	A significant vendor, business partner, client or Fund shareholder may have a vested interest in the outcome of a proxy vote.
•

A Domini executive or an individual involved in the proxy voting function may have a personal or business relationship with the proponent of a shareholder proposal or an issuer, or may otherwise have a vested interest in the outcome of a proxy vote.

The Guidelines and Procedures are designed to ensure that all proxies are voted in the best interests of all of our clients and Fund shareholders by isolating the proxy voting function from potential conflicts of interest, to the extent possible. Most importantly, the majority of our Guidelines are predetermined, meaning that they outline an issue and determine a specific vote. With few exceptions, these policies are applied as drafted.

In most instances, therefore, votes are cast according to predetermined policies, and potential conflicts of interest cannot influence the outcome of our voting decisions. There are, however, several voting Guidelines that require a case-by-case determination, and other instances where we may vary from our predetermined policies where we believe it is in our clients’ and Fund shareholders’ best interests to do so.

Any Domini employee involved in a voting decision is directed to identify any conflicts of interest he or she is aware of, including any contacts from outside parties or other members of Domini’s staff or management team regarding the proxy issue in question.

If conflicts are identified, and they are of a personal nature, that individual will be asked to remove himself or herself from the decision-making process.

Where a proxy voting decision is decided in-house by Domini, the following additional procedures have been adopted to ensure that conflicts of interest are identified and appropriately addressed:

Domini is a relatively small firm, and it is not possible to completely insulate decision-makers from all potential conflicts of interest relating to Domini’s business. If the conflicts are related to Domini’s business, therefore, Domini will do the following:

1. Domini will delegate the decision to ISS to cast the vote in accordance with the ISS SRI voting policy applicable to the issuer’s subject market, after verifying that ISS does not have a material conflict of interest. Domini will take all necessary steps to insulate ISS from knowledge of the specific nature of the conflict so as not to influence the voting decision.

2. If ISS has a conflict as well, where practical, Domini will present the conflict to the client and seek guidance or consent to vote the proxy (where the client is a mutual fund, Domini will seek guidance from the Domini Funds’ independent trustees).4

3. Where Domini is unable to pursue (a), above, or at the direction of the client, Domini will abstain.

4. Domini will keep records of how the conflict was identified and what resolution was reached. These records will be available for review at the client’s request.

*          *          *          *          *           *

These Guidelines and Procedures are subject to change without notice. They will be reviewed, and updated where necessary, on at least an annual basis and will be posted to Domini’s website at www.domini.com/proxyvoting.

4 In some cases, disclosure of the specific nature of the conflict may not be possible because disclosure is prohibited by Domini’s privacy policy (where, for example, the conflict concerns a client or Fund shareholder) or may not otherwise be in the best interests of a Domini client, disclosure may violate other confidentiality obligations of the firm, or the information to be disclosed may be proprietary and place Domini at a competitive disadvantage. In such cases, we will discuss the situation with the client and seek guidance.

Exhibit A

Domini Proxy Voting Guidelines* As of November 30, 2021

Topic		Domini’s Voting Instruction

Board of Directors

Uncontested Election of Directors

Board Accountability		Votes on individual director nominees are made on a case-by-case basis.
	Problematic Takeover Defenses	Vote against/withhold from the entire board (except as specified below or for new nominees, who should be considered on a case-by-case basis) for the following:
	Classified Board Structure	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
	Removal of Shareholder Discretion on Classified Boards	Vote against if the company has opted into, or failed to opt out of, state laws requiring a classified board structure.
	Director Performance Evaluation	Vote on a case-by-case basis if the board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one, three, and five year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics.

Poison Pills

Vote against/withhold from all nominees (except new nominees, who should be considered case-by-case) if:

- The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

- The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

- The pill, whether short-term[6] or long-term, has a deadhand or slowhand feature.

5 Public shareholders only, approval prior to a company’s becoming public is insufficient.

6 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, Social Advisory Services will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

Board Accountability (cont’d)	Problematic Audit Related Practices

Vote against/withhold from Audit Committee members if:

- The non-audit fees paid to the auditor are excessive (defined as more than 50 percent of total audit fees);

- The company receives an adverse opinion on the company’s financial statements from the auditor;

- There is pervasive evidence that the company entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and/or the full board if poor accounting practices are identified that rise to a level of serious concern, such as; fraud, misapplication of GAAP, and material weaknesses identified in Section 404 disclosures.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote against/withhold from the Compensation Committee and potentially the full board if:

- There is a significant misalignment between CEO pay and company performance.

- The company has problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.

- The board exhibits a significant level of poor communication and responsiveness to shareholders

- The company reprices underwater options for stock, cash, or other consideration

- The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

- The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Board Accountability (cont’d)	Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

- The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

- The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

- Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

- Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

- Any other relevant factors.

Material Environmental, Social and Governance (ESG) Failures

Vote on a case-by-case basis regarding the following; under extraordinary circumstances, vote against/withhold from directors individually, committee members, or potentially the entire board due to:

- A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks.

- Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks, with particular attention to sustainability crisis management.

- Failure to replace management as appropriate

- Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

* Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

Board Accountability (cont’d)	Unilateral Bylaw/Charter Amendments

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

-The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification

- Disclosure by the company of any significant engagement with shareholders regarding the amendment;

- The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

- The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

- The company’s ownership structure;

- The company’s existing governance provisions;

- The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,

-Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

- Adopted supermajority vote requirements to amend the bylaws or charter; or

- Eliminated shareholders’ ability to amend bylaws.

Board Accountability (cont’d)	Problematic Governance Structure - Newly Public Companies

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

- The level of impairment of shareholders’ rights caused by the provision;

- The disclosed rationale;

- The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);

- The ability of shareholders to hold directors accountable through annual director elections;

- Any reasonable sunset provision; and

- Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

› The presence of a shareholder proposal addressing the same issue on the same ballot;

› The board’s rationale for seeking ratification;

› Disclosure of actions to be taken by the board should the ratification proposal fail;

› Disclosure of shareholder engagement regarding the board’s ratification request;

› The level of impairment to shareholders’ rights caused by the existing provision;

› The history of management and shareholder proposals on the provision at the company’s past meetings;

› Whether the current provision was adopted in response to the shareholder proposal;

› The company’s ownership structure; and

› Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Generally vote against or withhold from members of the governance committee if:

- The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Stakeholder Governance

Generally vote for proposals seeking nomination of stakeholder representatives to the board, seeking to improve stakeholder voice at the board level, or seeking related feasibility studies or disclosure.

Generally vote for proposals seeking alignment of corporate policies with public company statements like the Business Roundtable Statement on Corporate Purpose, or related disclosures.

Say on Climate	Say on Climate	Vote case-by-case on management proposals seeking approval of a climate change plan (so-called “Say on Climate” proposals).

Board Responsiveness	Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

Disclosed outreach efforts by the board to shareholders in the wake of the vote;

- Rationale provided in the proxy statement for the level of implementation;

- The subject matter of the proposal;

- The level of support for and opposition to the resolution in past meetings;

- Actions taken by the board in response to the majority vote and its engagement with shareholders;

- The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

- Other factors as appropriate.

The board failed to act on takeover offers where the majority of shares are tendered;

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

-The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

- The company’s response, including:

- Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

- Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

- Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

- Other recent compensation actions taken by the company;

- Whether the issues raised are recurring or isolated;

- The company’s ownership structure; and

- Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Director Independence

Vote against/withhold non-independent chair.

Vote against/withhold non-independent directors when board is not majority independent.

Markets with Employee Representatives (as identified by ISS):

Vote against/withhold non-independent directors when board is not majority independent (excluding Employee Representatives from the independence calculation)

Vote against or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors when:

- The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or

- The non-independent director serves on the audit, compensation, or nominating committee; or

- The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

- Directors serving on the compensation committee that also serve as CEOs

Director Diversity/ Competence[7]	Board Diversity

US/CAN/UK/AUS:

-Vote against all nominating committee members (or the full board when no nominating committee) if the board does not include 40% or three (whichever is greater) persons from historically underrepresented groups

-Vote against the entire slate of nominees if there are no persons from historically underrepresented groups directors on the board

-Vote case-by-case basis on board racial diversity in countries not specifically mentioned above-Also apply gender diversity per the below (separately)

ALL MARKETS:

-Vote against all nominating committee members (or the full board when no nominating committee) if the board does not include 40% or three (whichever is greater) women

-Vote against all male nominees AND the nominating committee if the board is less than 30% female

-Vote against the entire slate of nominees if there are no female directors on the board

SOUTH AFRICA:

-Vote against the applicable directors if the company fails the gender requirements above. In cases where a South African company does meet all of Domini’s gender diversity thresholds

-Vote against if the board does not include 30% or two (whichever is greater) black

-Vote against if the board does not include 40% or three (whichever is greater) non-Caucasian (where the information is available)

7 Classification of Directors is based on definitions in ISS SRI Policies

Director Diversity/ Competence (cont’d)	Attendance at Board and Committee Meetings

Generally vote against/withhold from directors (except new nominees) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

Acceptable reasons for director absences are generally limited to the following: medical issues/illness; family engagements; and if the director’s total service was three meeting or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against/withhold from the director(s) in question.

Overboarded Directors

Generally vote against or withhold from individual directors who:

- Sit on more than four public company boards; or - Are CEOs (of a public or, where information is available, private for-profit company) companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Board-Related

Classification/ Declassification of the Board	Vote for proposals to repeal classified boards and to elect all directors annually. Vote against proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections	Generally vote for management proposals to adopt a majority of vote cast standard for directors in uncontested elections. Vote against if no carve-out for plurality in contested elections is included.

Cumulative Voting	Generally vote for elimination of cumulative voting or against shareholder proposals to restore or provide for cumulative voting unless voting at a controlled company (insider voting power >50%)

Director and Officer Liability Protection	Vote against proposals to limit or eliminate entirely director and officer liability for: (i) a breach of the duty of care, (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law, (iii) acts involving the unlawful purchases or redemptions of stock, (iv) the payment of unlawful dividends, or (v) the receipt of improper personal benefits.

Director and Officer Indemnification	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.

Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that the director reasonably believed was in the best interests of the company, and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size

Vote for proposals that seek to limit the size of the board to a reasonable number (5-15); generally vote against proposals to change the size of the board solely as a cost-cutting measure.

Vote case-by-case on proposals that seek to change the size or range of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Establish/Amend Nominee Qualifications	Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Term/Tenure and Age Limits	Generally vote for reasonable limits to tenure and mandatory retirement ages, considering all appropriate context.

Board-Related Shareholder Proposals/Initiatives

Proxy Contests- Voting for Director Nominees in Contested Elections

Vote case-by-case on the election of directors in contested elections, considering the following factors:

- Long-term financial performance of the target company relative to its industry;

- Management’s track record;

- Background to the proxy contest;

- Qualifications of the director nominees (both slates);

- Strategic plan of dissident slate and quality of critique against management;

- Likelihood that the proposed goals and objectives can be achieved (both slates);

- Stock ownership positions;

- Impact on stakeholders, such as job loss, community lending, equal opportunity, and impact on environment

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Annual Election (Declassification) of the Board	Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.
Vote against proposals to classify the board.

Majority Threshold Voting Shareholder Proposals	Vote for precatory and binding resolutions requesting that the board change the company‘s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Majority of Independent Directors	Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services‘ definition of independent outsider.
Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees	Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair	Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety, etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value.
In evaluating such proposals, the following factors will be considered:

- Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

- Level of disclosure regarding the issue for which board oversight is sought;

- Company performance related to the issue for which board oversight is sought;

- Board committee structure compared to that of other companies in its industry sector; and

- The scope and structure of the proposal.

Employee Representation on Board	Vote for shareholder proposals to appoint an employee nominee to the Board.

Establish/Amend Nominee Qualifications

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

- The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

- The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

- The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

- The scope and structure of the proposal.

Board Policy on Shareholder Engagement

Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

- Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

- Effectively disclosed information with respect to this structure to its shareholders;

- The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

- The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Access	Generally vote for management and shareholder proposals for proxy access with the following provisions: - Ownership threshold: maximum requirement not more than three percent (3%) of the voting power; - Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group; - Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; - Cap: cap on nominees of generally twenty-five percent (25%) of the board. Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Term/Tenure and Age Limits	Generally vote for shareholder proposals seeking reasonable limits to tenure and mandatory retirement ages, considering all appropriate context.

CEO Succession Planning

Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering the scope of the request and the company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns	In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees case-by-case under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Stakeholder Governance

Generally vote for proposals seeking nomination of stakeholder representatives to the board, seeking to improve stakeholder voice at the board level, or seeking related feasibility studies or disclosure.

Generally vote for proposals seeking alignment of corporate policies with public company statements like the Business Roundtable Statement on Corporate Purpose, or related disclosures.

Ratification of Auditors

Auditor Ratification

Vote for proposals to ratify auditors, unless any of the following apply:

- The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;

- An auditor has a financial interest in or association with the company, and is therefore not independent;

- There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

- Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals	Auditor Independence	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
Vote for proposals that ask a company to adopt a policy on auditor independence.
Vote for proposals that seek to limit the non-audit services provided by the company‘s auditor.
	Auditor Rotation	Vote for shareholder proposals to rotate company‘s auditor every five years or more.
Takeover Defenses / Shareholder Rights
Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Vote case-by-case on management proposals on poison pill ratification. The rights plan should have the following attributes:

-No lower than a 20% trigger, flip-in or flip-over provision;

-A term of no more than three years;

-No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

-Shareholder redemption feature (qualifying offer clause): if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill; and

-The rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns should be taken into consideration.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice. In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

› The presence of a shareholder proposal addressing the same issue on the same ballot;

› The board’s rationale for seeking ratification;

› Disclosure of actions to be taken by the board should the ratification proposal fail;

› Disclosure of shareholder engagement regarding the board’s ratification request;

› The level of impairment to shareholders’ rights caused by the existing provision;

› The history of management and shareholder proposals on the provision at the company’s past meetings;

› Whether the current provision was adopted in response to the shareholder proposal;

Management Proposals to Ratify Existing Charter or Bylaw Provisions (cont’d)	› The company’s ownership structure; and › Previous use of ratification proposals to exclude shareholder proposals.

Net Operating Loss (NOL) Poison Pills/Protective Amendments	Vote against proposals to adopt a poison pill for the state purpose of protecting a company’s NOLs if the term of the pill would exceed the shorter of 3 years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of 3 years (or less) and the exhaustion of the NOL:

- the ownership threshold to transfer,

- the value of the NOLs, (iii) shareholder protection mechanisms,

- the company’s existing governance structure, and

- any other relevant factors.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s NOLs if the effective term of the protective amendment would exceed the shorter of 3 years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of 3 years (or less) and the exhaustion of the NOL: (i) the ownership threshold to transfer, (ii) the value of the NOLs, (iii) shareholder protection mechanisms, (iv) the company’s existing governance structure, and (v) any other relevant factors.

Supermajority Shareholder Vote Requirements

Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.

Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call Special Meeting

Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders‘ current right to call special meetings, b) minimum ownership threshold necessary to call special meetings (10% preferred), c) the inclusion of exclusionary or prohibitive language, d) investor ownership structure, and e) shareholder support of and management’s response to previous shareholder proposals.

Vote against proposals to restrict or prohibit shareholders‘ ability to call special meetings.

Shareholder Ability to Act by Written Consent	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent, b) consent threshold, c) the inclusion of exclusionary or prohibitive language, d) Investor ownership structure, and e) shareholder support of and management‘s response to previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder approved pill, and; d) an annually elected board.

Advance Notice Requirements for Shareholder Proposals/ Nominations

Vote case-by-case basis on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Fair Price Provisions

Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
Review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting	Vote for management proposals to adopt confidential voting.

Control Share Acquisition Provisions	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
Vote against proposals to amend the charter to include control share acquisition provisions.
Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions	Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions	Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders.

Freeze-Out Provisions	Vote for proposals to opt out of state freeze-out provisions.

Reincorporation Proposals

Vote on a case-by-case basis proposals to change a company‘s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

- Reasons for reincorporation;

- Comparison of company’s governance practices and provisions prior to and following the reincorporation;

- Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

Amend Bylaws Without Shareholder Consent	Vote against proposals giving the board exclusive authority to amend the bylaws.

Shareholder Litigation Rights		Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Federal Forum Selection Provisions

Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

- The company’s stated rationale for adopting such a provision;

- Disclosure of past harm from shareholder lawsuits in more than one forum;

- The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and

- Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

	Fee Shifting	Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: 1) a shareholder approved poison pill in place, or 2) the company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

- shareholders have approved the adoption of the plan or;

- the board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval.

Reduce Supermajority Vote Requirements	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions	Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimbursing Proxy Solicitation Expenses

Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

- The election of fewer than 50 percent of the directors to be elected is contested in the election;

- One or more of the dissident’s candidates is elected;

- Shareholders are not permitted to cumulate their votes for directors;

- The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Virtual Shareholder Meetings

Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only[8] meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾ Scope and rationale of the proposal; and

◾ Concerns identified with the company’s prior meeting practices.

8 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

Miscellaneous Governance Provisions

Bundled Proposals	Review on a case-by-case basis bundled or “conditioned” proxy proposals.

Adjourn Meeting	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.
Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name	Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Amend Quorum Requirements	Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws	Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business	Generally vote against other business proposals.

Capital Structure

Common Stock Authorization

Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s rationale for additional shares, the company’s use of authorized shares during the last three years, and the risk to shareholders if the request is not approved. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance.

Generally vote against the requested increase in authorized capital on the basis of imprudent past use of shares if, within the past three years, the board adopted a poison pill without shareholder approval, repriced or exchanged underwater stock options without shareholder approval, or placed a substantial amount of stock with insiders at prices substantially below market value without shareholder approval.

Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Review on a case-by-case basis all other proposals to increase the number of shares of common stock authorized for issue, considering company-specific factors that include past company performance and the current request.

Issue Stock for Use with Rights Plan	Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Stock Distributions: Splits and Dividends

Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced; The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case proposals that do not meet either of the above conditions, taking into account the following factors:

- A Stock exchange notification to the company of a potential delisting;

- Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

- The company’s rationale; or

Other factors as applicable.

Preferred Stock Authorization

Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote on a case-by-case basis proposals to increase the number of shares of preferred stock authorized for issuance, considering company-specific factors that include past board performance and the current request.

Blank Check Preferred Stock	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Blank Check Preferred Stock (cont’d)	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
Vote for requests to require shareholder approval for blank check authorizations.

Adjustments to Par Value of Common Stock	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
Vote for management proposals to eliminate par value.

Unequal Voting Rights

Generally vote against proposals to create a new class of common stock, unless:

- The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;

- The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;

- The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preemptive Rights	Review on a case-by-case basis proposals to create or abolish preemptive rights taking into consideration the size of the company, the characteristics of its shareholder base, and the liquidity of the stock.

Debt Restructurings	Review on a case-by-case basis proposals regarding debt restructurings.
Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Share Repurchase Programs	Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Conversion of Securities

Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Recapitalization	Vote case-by-case on recapitalizations (reclassifications of securities), taking into account whether capital structure is simplified, liquidity is enhanced, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered; Vote against dual class capital structures; Vote for proposals to seek approval of recapitalization plan for all stock to have one vote per share.

Tracking Stock	Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and alternatives such as spin-offs.

Executive and Director Compensation

Executive Pay

Advisory Votes on Executive Compensation - Management Say-on-Pay Proposals	Vote on a case-by-case basis management proposals seeking advisory votes on executive compensation

Generally vote against unreasonable compensation packages.

Vote against if:

-CEO compensation exceeds $10 million per year

-misalignment between CEO pay and company performance;

-the company maintains problematic pay practices; or

-the board exhibits a significant level of poor communication and responsiveness to shareholders

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

- There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

- The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

- The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

- The situation is egregious.

Vote against an equity plan on the ballot if pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

- Magnitude of pay misalignment;

- Contribution of non-performance-based equity grants to overall pay;

- The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Frequency of Advisory Vote on Executive Compensation - Management Say-on-Pay	Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Equity-Based Incentive Plans	Generally vote against unreasonable compensation packages. Vote against CEO Equity Plans if CEO compensation exceeds $10 million per year~~.~~

Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to approve or amend executive incentive bonus plans if the proposal:

- Addresses administrative features only; or

- Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent outsiders. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

- If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

- If the plan is being presented to shareholders for the first time after the company’s IPO, whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

- If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

- Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent outsiders.

Employee Stock Purchase Plans (ESPPs)	Qualified Plans

Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

-Purchase price is at least 85 percent of fair market value;

-Offering period is 27 months or less; and

-The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

-Purchase price is less than 85 percent of fair market value; or

-Offering period is greater than 27 months; or

-The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans (ESPPs)	Non-Qualified Plans

Vote for nonqualified employee stock purchase plans with all the following features:

-Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

-Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

-Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

-No discount on the stock price on the date of purchase since there is a company matching contribution.

Employee Stock Ownership Plans (ESOPs)	Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Option Exchange Programs/Repricing Options	Vote case-by-case on management proposals seeking approval to exchange/reprice options.
Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model.

Transfer Stock Option (TSO) Programs	Vote case-by-case on one-time transfers. Vote for if: (i) Executive officers and non-employee directors are excluded from participating; (ii) Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and (iii) There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.
Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.

401(k) Employee Benefit Plans	Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes

Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

- The triggering mechanism should be beyond the control of management;

- The amount should not exceed 2.8 times base amount (defined as the average annual taxable W-2 compensation during the two years prior to the year in which the change of control occurs;

- Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.

Director Compensation

Shareholder Ratification of Director Pay Programs/Equity Plans for Non-Employee Directors/Outside Director Stock Awards / Options in Lieu of Cash	Generally vote against unreasonable compensation packages. Vote against Director Pay Programs if outside director compensation exceeds $100,000.

Director Retirement Plans	Vote against retirement plans for non-employee directors.
Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation	Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation	Vote for proposals to prepare reports seeking to compare the wages of a company‘s lowest paid worker to the highest paid workers.
Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements	Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Prohibit/Require Shareholder Approval for Option Repricing	Vote for shareholder proposals seeking to limit repricing.
Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Severance Agreements/ Golden Parachutes	Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Cash Balance Plans	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards	Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders.

Pay for Superior Performance	Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives.

Link Compensation to Non-Financial Factors	Vote for shareholder proposals calling for linkage of executive pay to sustainability factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.
Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals	Generally vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Employment Termination Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity	Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy: (i) The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares); and (ii) Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Tax Gross-Up Proposals	Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Compensation Consultants - Disclosure of Board or Company’s Utilization	Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee‘s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden Coffins/Executive Death Benefits	Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation.

Recoup Bonuses	Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error.

Adopt Anti-Hedging/Pledging/Speculative Investment Policy	Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.

Bonus Banking	Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees).

Hold Equity Past Retirement or for a Significant Period of Time	Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account: - The percentage/ratio of net shares required to be retained; - The time period required to retain the shares; - Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements; - Whether the company has any other policies aimed at mitigating risk taking by executives; - Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and - Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation	Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pre-Arranged Trading Plans (10b5-1 Plans)	Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.

Mergers and Corporate Restructurings

Mergers and Acquisitions	Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors.

Corporate Reorganization/Restructuring Plans (Bankruptcy)	Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization.

Special Purpose Acquisition Corporations (SPACs)	Vote case-by-case on SPAC mergers and acquisitions taking into account valuation, market reaction, deal timing, negotiations and process, conflicts of interest, voting agreements, governance, and stakeholder impact.

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

Spin-Offs	Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, and changes in the capital structure.

Asset Purchases	Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk; particular attention will be paid to purchases relating to controversial activities, including alcohol, tobacco, weapons, gambling, fossil fuels, nuclear power, pesticides, for profit prisons).

Asset Sales	Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations	Votes on liquidations should be made on a case-by-case basis after reviewing management‘s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures	Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

Appraisal Rights	Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (LBOs and Minority Squeeze-Outs)	Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.
Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value.

Private Placements/Warrants/Convertible Debentures	Vote case-by-case on proposals regarding private placements.
Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company	Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the reasons for the change, any financial or tax benefits, regulatory benefits, increases in capital structure, and changes to the articles of incorporation or bylaws of the company.
Vote against the formation of a holding company if the transaction would include increases in common or preferred stock in excess of the allowable maximum, or adverse changes in shareholder rights.

Value Maximization Shareholder Proposals	Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders.

Public Benefit Corporation	Generally vote for proposals to convert to public benefit corporation, or “B-Corp”. Vote for any proposal requesting a feasibility study, analysis or report on such a conversion.

Report on Externalities	Vote for proposals requesting reporting on externalized costs of corporate practices and consequences for diversified investors.

Social & Environmental Proposals

Diversity and Equality

Add Women and Persons from Historically Underrepresented Groups to Board	Vote for shareholder proposals that ask the company to take steps to nominate more women and persons from historically underrepresented groups to the board.
Vote for shareholder proposals asking for reports on board diversity.
Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

Report on the Distribution of Stock Options by Gender and Race	Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Racial Equity	Vote for shareholder proposals requesting disclosures, reporting, and/or an audit on racial equity.

Prepare Report/Promote EEOC-Related Activities	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs, including annual requests.

Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.

Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Toward Glass Ceiling Commission Recommendations	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission‘s recommendations.
Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and persons from historically underrepresented groups employees.

Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
Vote for shareholder proposals seeking reports on a company‘s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.
Report on/Eliminate Use of Racial Stereotypes in Advertising	Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Pay Gap	Vote for requests for reports on a company’s pay data by gender, race or ethnicity or a report on a company’s policies and goals to reduce any such pay gap.

Labor and Human Rights
Codes of Conduct and Vendor Standards	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.

Vote for shareholder proposals calling for the implementation and reporting on the UN Guiding Principles on Business and Human Rights, ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.

Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).

Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.

Vote for shareholder proposals that seek publication of a “Code of Conduct” to the company‘s foreign suppliers and licensees, requiring they satisfy all applicable standards and laws protecting employees‘ wages, benefits, working conditions, freedom of association, and other rights.

Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.

Vote for proposals requesting that a company adopt a “Worker-Driven Social Responsibility” approach to human rights due diligence, e.g. the Fair Foods Program, Milk With Dignity, etc., or related disclosures or feasibility assessments.

Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.

Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee‘s wages and working conditions.

Adopt/Report on Holy Land Principles	Vote abstain on shareholder proposals to report on or implement the Holy Land Principles.

Community Impact Assessment / Indigenous Peoples’ Rights

Vote for shareholder proposals to prepare reports on a company’s environmental and health impact on communities.

Vote for proposals requesting increased disclosure on a company’s strategy or goals to engage with workers, communities, or other stakeholders on a “just transition”.

Report on Risks of Outsourcing		Vote for shareholders proposals asking for companies to report on the risks associated with outsourcing or off-shoring.
Report on the Impact of Health Pandemics on Company Operations		Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.
Mandatory Arbitration		Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.
Sexual Harassment		Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.
Operations in High Risk Markets	Reports on Operations in Burma/Myanmar	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
Vote shareholder proposals to pull out of Burma on a case-by-case basis.
	Reports on Operations in China	Vote for shareholder proposals requesting more disclosure on a company‘s involvement in China.
Vote on a case-by-case basis shareholder proposals that ask a company to terminate a project or investment in China.
	Product Sales to Repressive Regimes	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.
	Internet Privacy/Censorship and Data Security	Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.
Technology, Privacy, and Data

Vote for proposals seeking greater disclosure and oversight of emerging technology, surveillance, biometric surveillance tools and artificial intelligence.

Vote for proposals seeking disclosure or oversight of the potential impacts of technology or surveillance on human rights, including disproportionate impacts on communities of color, human rights defenders, or other vulnerable groups.

Vote for increased disclosure and oversight on data collection, use, and privacy protections.

Disclosure on Plant Closings	Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

Environment
Environmental/ Sustainability Reports	Vote for shareholder proposals seeking greater disclosure on the company‘s environmental practices, and/or environmental risks and liabilities.
Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
Vote for shareholder proposals to prepare a sustainability report.
Vote for shareholder proposals to study or implement the CERES principles.
Vote for shareholder proposals to study or implement the Equator Principles.
Climate Change/ Greenhouse Gas Emissions

We vote for shareholder proposals seeking improved climate change disclosure to align with a 1.5 °C scenario.

Vote for shareholder proposals seeking a TCFD (Taskforce on Climate-related Financial Disclosures) or seeking information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments, or on how the company identifies, measures, and manage such risks.

Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations, including “Say on Climate” proposals.

Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.

Vote for shareholder proposals requesting a report on greenhouse gas emissions from company operations and/or products.

Vote for proposals requesting increased disclosure on a company’s strategy or goals to engage with workers, communities, or other stakeholders on a “just transition”.

Invest in Clean/Renewable Energy	Vote for shareholder proposals seeking the preparation of a report on a company‘s activities related to the development of renewable energy sources.
Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.
Energy Efficiency	Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.
Operations in Protected/Sensitive Areas	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.
Vote for shareholder proposals asking companies to prepare a feasibility report or to adopt a policy not to mine, drill, or log in environmentally sensitive areas.
Vote for shareholder proposals seeking to prohibit or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.
Hydraulic Fracturing	Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.
Land Procurement and Development	Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.
Deforestation and Forest Value Creators

Vote for shareholder proposals requesting companies adopt No Deforestation, No Peat, No Exploitation (NDPE) policies, set targets, pursue certifications or otherwise seek to avoid or minimize deforestation risks in their operations or supply chains, especially through their sourcing of forest-risk commodities like soy, palm oil, cattle, and paper/pulp. Vote for shareholder proposals requesting related disclosures.

Vote for shareholder proposals requesting companies adopt forest positive business strategies.

Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)	Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.
Adopt a Comprehensive Recycling Policy	Vote for shareholder proposals requesting the preparation of a report on the company‘s recycling efforts.
Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.
Nuclear Energy	Vote for shareholder proposals seeking the preparation of a report on a company‘s nuclear energy procedures.
Vote case-by-case on proposals that ask the company to cease the production of nuclear power.
Water Use

Vote for shareholder proposals seeking the preparation of a report on a company‘s risks linked to water use.

Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.

Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

Kyoto Protocol Compliance	Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

Health and Safety
Toxic Materials	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.

Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

Generally vote for shareholder proposals seeking to establish provision of paid leave to employees or requesting related disclosure or a feasibility study of such an action, with particular attention to situations where such a policy would impact public health or workplace safety.

Report on Handgun Safety Initiatives	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.
Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Phase-Out or Label Products Containing Genetically Engineered Ingredients	Vote case-by-case basis for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
Vote case-by-case basis for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-Related Proposals	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.
Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.
Vote for shareholder proposals seeking a report on a tobacco company‘s advertising approach.
Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.
Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
Vote for proposals calling for tobacco companies to cease the production of tobacco products.
Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.
Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

Adopt Policy/Report on Drug Pricing	Vote for shareholder proposals to prepare a report on drug pricing.
Vote for shareholder proposals to adopt a formal policy on drug pricing.
Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis and malaria drugs in third-world nations.
Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.
Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug re-importation by limiting supplies to foreign markets.

Government and Military

Prepare Report to Renounce Future Landmine Production	Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales	Vote for shareholder proposals to report on foreign military sales or offset agreements.
Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons	Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts	Vote for shareholder proposals asking companies to review and amend, if necessary, the company‘s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

Animal Welfare

Animal Rights/Testing	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.
Vote for shareholder proposals that ask companies to adopt and/or report on company animal welfare standards or animal welfare-related risks.
Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.
Vote for shareholder proposals to eliminate cruel product testing methods.
Vote for shareholder proposals that seek to monitor, limit, report, or eliminate outsourcing animal testing to overseas laboratories.
Vote for shareholder proposals to publicly adopt or adhere to an animal welfare policy at both company and contracted laboratory levels.
Vote for shareholder proposals to evaluate, adopt or require suppliers to adopt CAK and/or CAS slaughter methods.

Political and Charitable Giving

Lobbying Efforts	Vote for shareholder proposals asking companies to review and report on how companies utilize lobbying efforts to challenge scientific research and governmental legislation.

Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

Vote for shareholder proposals asking companies to report on if and how lobbying activities are aligned with the goals of the Paris Climate Agreement or other key sustainability policy.

Political Contributions/Non-Partisanship	Vote for proposals calling for a company to disclose its political and trade association contributions, unless the terms of the proposal are unduly restrictive.
Vote for proposals calling for a company to maintain a policy of non-partisanship.
Vote against proposals calling for a company to refrain from making any political contributions.

Charitable Contributions	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.
Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.
Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Disclosure on Prior Government Service	Vote for shareholder proposals calling for the disclosure of prior government service of the company‘s key executives.

Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices	Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.
Vote against shareholder proposals asking banks to forgive loans outright.
Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.
Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing	Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment	Vote for shareholder proposals that seek a review of the company‘s involvement with pornography.

Abortion/Right to Life Issues	Vote case-by-case on shareholder proposals that address right to life issues.

Anti-Social Proposals	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.
Vote against on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Violence and Adult Themes in Video Games	Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

Corporate Welfare	Vote for resolutions that ask corporations to report the corporate welfare benefits they receive.

Corporate Tax Avoidance	Vote for proposals that seek disclosure of the policies and procedures that guide the company’s global tax strategies.

Minimum Wage Principles	Vote for proposals asking companies to adopt principles for minimum wage reform.
Vote for proposals asking companies to report on their response to wealth inequality in our society.

Child Sexual Exploitation	Vote for proposals asking companies in the tourism service to report on and adopt policies prohibiting the sexual exploitation of minors on company premises.
Vote for proposals seeking to protect children from sexual exploitation

Adopting or Amending Clawback Policies	Vote for on proposals asking companies to adopt or amend “clawback” polices.
Vote for on proposals asking companies to disclose annually whether the Board recouped any incentive compensation from any senior executive using “clawback” polices.

Disclosure Related to Opioid Risks	Vote for on proposals asking companies to disclose how the board monitors opioid-related risks.

Routine Business

Accept Financial Statements and Statutory Reports

Generally vote for approval of financial statements and director and auditor reports, unless the following apply, in which case we will vote on case-by-case basis:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approve Allocation of Income and Dividends

Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company’s financial position.

Approve Dividends

Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company’s financial position.

Accept Consolidated Financial Statements and Statutory Reports

Generally vote for approval of financial statements and director and auditor reports, unless:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approve Financial Statements, Allocation of Income, and Discharge Directors

Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as the following, which we vote on case-by-case basis:

› A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

› Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

› Other egregious governance issues where shareholders will bring legal action against the company or its directors.

Other Business	Generally vote against other business when it appears as a voting item

Designate X as Independent Proxy	Generally vote for designating an independent proxy in order to comply with local market legal framework in the absence of the significant concerns.

Discuss/Approve Company’s Corporate Governance Structure/Statement	Approval of corporate governance codes is in the best interest of all company shareholders, SRI generally will vote for approving corporate governance statements in order to achieve full compliance with the local market code.

Approve Stock Dividend Program

Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company’s financial position.

Receive/Approve Report/Announcement

Generally vote for approval of financial statements and director and auditor reports, unless the following, which we vote on case-by-case basis:

› There are concerns about the accounts presented or audit procedures used; or

› The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Change Company Name	Generally vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Change Location of Registered Office/Headquarters	Generally vote for the approval of changes to office locations as long as the change is deemed to have no effect on the value of the share or on the rights of the company’s shareholders.

Approve/Amend Regulations on General Meetings	The board should have some flexibility to adjust its businesses and respond to changing market conditions in a thoughtful manner. Domini will generally vote for adjustments to its business scope as long as the request is deemed reasonable.

Amend Corporate Purpose	Generally vote for amending the corporate purpose as long as these proposals are not deemed contentious and the management’s rationale behind the amendments is satisfactory.

Change Date/Location of Annual Meeting

Generally vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote on case-by-case basis on shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Allow Electronic Distribution of Company Communications	Generally vote for this proposal given its routine nature.

Approve Company’s Membership in an Association/ Organization	Generally vote for this proposal given its routine nature.

Approve Delisting of Shares from Stock Exchange	Generally vote for this proposal given its routine nature.

Approve Dividend Distribution Policy

Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company’s financial position.

Approve Investment and Financing Policy	Generally vote for this proposal given its routine nature.

Approve Listing of Shares on a Secondary Exchange	Generally vote for this proposal given its routine nature.

Approve Provision for Asset Impairment	Generally vote for this proposal given its routine nature.

Approve Provisionary Budget and Strategy for Fiscal Year 20XX	Generally vote for this proposal given its routine nature.

Approve Publication of Information in English	Generally vote for this proposal given its routine nature.

Approve Special/Interim Dividends	Generally vote for this proposal given its routine nature.

Approve Standard Accounting Transfers	Generally vote for this proposal given its routine nature.

Approve Suspension of Shares from Trading	Generally vote for this proposal given its routine nature.

Approve Treatment of Net Loss	Generally vote for this proposal given its routine nature.

Approve X as Trustee of the Trust	Generally vote for this proposal given its routine nature.

Change Fiscal Year End	Generally vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Ratify Past Allocation of Income and Dividends

Vote for approval of the allocation of income, unless:

› The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

› The payout is excessive given the company’s financial position.

Formalities

Authorize Filing of Required Documents/Other Formalities	Generally vote for this proposal given its routine nature.

Elect Chairman and/or Secretary of Meeting	Generally vote for this proposal given its routine nature.

Designate Inspector or Shareholder Representative(s) of Minutes of Meeting and/or Vote Tabulation	Generally vote for this proposal given its routine nature.

Approve Minutes of Previous Meeting	Generally vote for this proposal given its routine nature.

Authorize Board to Ratify and Execute Approved Resolutions	As this item is dependent on whether the other proposals on the ballot warrant support or opposition, it is evaluated on a case-by-case basis.

Prepare and Approve List of Shareholders	Generally vote for this proposal given its routine nature.

Acknowledge Proper Convening of Meeting	Generally vote for this proposal given its routine nature.

Open Meeting	Generally vote for this proposal given its routine nature.

Approve Meeting Procedures	Generally vote for this proposal given its routine nature.

Close Meeting	Generally vote for this proposal given its routine nature.

Allow Questions	Generally vote for this proposal given its routine nature.

Call the Meeting to Order	Generally vote for this proposal given its routine nature.

Approve XX XXX, 20XX, as Record Date for Effectiveness of X Resolution OR this Meeting’s Resolutions	Generally vote for this proposal given its routine nature.

Designate Newspaper to Publish Meeting Announcements	Generally vote for this proposal given its routine nature.

In the Event of a Second Call, the Voting Instructions Contained in this Proxy Card may also be Considered for the Second Call	Generally vote for this proposal given its routine nature.

*All Items not addressed in this matrix will be referred to Domini for voting instructions

PART C

  ITEM 28. EXHIBITS

(6)	a(1)	Second Amended and Restated Declaration of Trust of the Registrant
(11)	a(2)	Amendment to Declaration of Trust of the Registrant
(12)	a(3)	Amendment to Declaration of Trust of the Registrant with respect to the Domini EuroPacific Social Equity Fund and the Domini PacAsia Social Equity Fund
(15)	a(4)	Amendment to Second Amended and Restated Declaration of Trust (reflecting name change from Domini EuroPacific Social Equity Fund to Domini European PacAsia Social Equity Fund effective 11/30/2007)
(17)	a(5)	Amendment to Declaration of Trust of the Registrant with respect to the Class A shares and Institutional shares of the Domini Social Equity Fund, Domini European Social Equity Fund, Domini European PacAsia Social Equity Fund and Domini PacAsia Social Quity Fund dtd 9/3/2008
(18)	a(6)	Amendment to Declaration of Trust of the Registrant with respect to Investor shares and Class A shares of the Domini International Social Equity Fund effective 11/27/2009
(19)	a(7)	Amendment to Declaration of Trust of the Registrant with respect to the Domini International Social Equity Fund, Domini European Social Equity Fund, and Domini PacAsia Social Equity Fund effective 11/27/2009
(21)	a(8)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of the Institutional shares of the Domini Social Bond Fund effective 11/30/2011
(22)	a(9)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of the Institutional shares of the Domini International Social Equity Fund effective 11/30/2012
(27)	a(10)	Amendment to Declaration of Trust of the Registrant with respect to the name changes effective 11/30/2016
(29)	a(11)	Amendment to Declaration of Trust of the Registrant with respect to the establishment of Class Y shares of the Domini Impact International Equity Fund and Domini Impact Bond Fund effective 1/29/2018
(29)	a(12)	Amendment to Declaration of Trust of the Registrant with respect to a change in the principal business address of the Trust effective February 26, 2018
(33)	a(13)	Amendment to Declaration of Trust of the Registrant with respect to Domini Sustainable Solutions Fund
(36)	a(14)	Amendment to Declaration of Trust of the Registrant with respect to Domini International Opportunities Fund
(37)	a(15)	Amendment to Declaration of Trust of the Registrant with respect to Domini Impact Equity Fund Class R shares name change
(11)	b	Amended and Restated By-Laws of the Registrant
(5)	d(1)	Management Agreement between the Registrant and Domini Social Investments LLC (“Domini”) with respect to Domini Social Bond Fund
(11)	d(2)	Amendment to Management Agreement between the Registrant and Domini with respect to Domini Social Bond Fund
(10)	d(3)	Submanagement Agreement between Domini and Seix Advisors (“Seix”) with respect to Domini Social Bond Fund
(11)	d(4)	Management Agreement between the Registrant and Domini with respect to Domini European Social Equity Fund
(16)	d(5)	Amendment to Submanagement Agreement between Domini and Seix with respect to the Domini Social Bond Fund effective 4/25/2008
(17)	d(6)	Amended and Restated Management Agreement between the Registrant and Domini with respect to the Domini Social Equity Fund effective 11/28/2008
(22)	d(7)	Amendment to Submanagement Agreement between Domini and Wellington Management with respect to Domini Social Equity Fund and Domini International Social Equity Fund effective 05/01/2012
(24)	d(8)	Submanagement Agreement dated May 30, 2014, between Domini and Seix Investment Advisors LLC (“Seix”) with respect to Domini Social Bond Fund
(25)	d(9)	Submanagement Agreement between Domini and Wellington Management with respect to Domini Social Bond Fund as of 1/7/2015
(28)	d(10)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact Bond Fund effective 5/1/2017
(28)	d(11)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact Equity Fund and Domini Impact International Equity Fund effective 5/1/2017
(28)	d(12)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact Bond Fund effective 5/1/2017
(28)	d(13)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact Equity Fund and Domini Impact International Equity Fund effective 5/1/2017

(32)	d(14)	Amended and Restated Management Agreement between the Registrant and Domini with respect to the Domini Impact Equity Fund to reduce the Fund’s management fee, effective 12/1/2018
(32)	d(15)	Submanagement Agreement between Domini and SSGA Funds Management, Inc. with respect to Domini Impact Equity Fund effective 12/1/2018
(35)	d(16)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Sustainable Solutions Fund dated 1/31/2020
(35)	d(17)	Submanagement Agreement between Domini and SSGA Funds Management, Inc. with respect to Domini Sustainable Solutions Fund dated 3/1/2020
(36)	d(18)	Amended and Restated Management Agreement between the Registrant and Domini with respect to Domini Impact International Equity Fund to reduce the Fund’s management fee effective 8/1/2020
(36)	d(19)	Amended and Restated Submanagement Agreement between Domini and Wellington Management with respect to Domini Impact International Equity Fund to reduce the submanagement fee effective 8/1/2020
(37)	d(20)	Amended and restated Management Agreement between the Registrant and Domini with respect to the Domini International Opportunities Fund
(37)	d(21)	Submanagement agreement between Domini and SSGA Funds Management, Inc. with respect to Domini International Opportunities Fund
(11)	e(1)	Amended and Restated Distribution Agreement with respect to Investor Shares between the Registrant and DSIL Investment Services LLC (“DSILD”), as distributor
(8)	e(2)	Distribution Agreement with respect to Class R Shares between the Registrant and DSILD, as distributor
(12)	e(3)	Amended and Restated Distribution Agreement with respect to Investor Shares between the Registrant and DSILD
(17)	e(4)	Distribution Agreement between the Registrant and DSILD with respect to Class A shares
(17)	e(5)	Distribution Agreement between the Registrant and DSILD with respect to Institutional shares
(29)	e(6)	Distribution Agreement between the Registrant and DSILD with respect to Class Y shares
(3)	g(1)	Custodian Agreement between the Registrant and Investors Bank & Trust Company (“IBT”), as custodian
(7)	g(2)	Amendment to Custodian Agreement between the Registrant and IBT, as custodian
(8)	g(3)	Amendment to Custodian Agreement between the Registrant and IBT, as custodian
(11)	g(4)	Amendment to the Custodian Agreement between the Registrant and IBT, as custodian, effective as of 8/1/05
(12)	g(5)	Amendment to the Custodian Agreement between the Registrant and IBT, as custodian, effective as of 11/30/06
(18)	g(6)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (the successor to IBT) effective as of 11/27/2009
(25)	g(7)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company effective as of 1/15/2015
(28)	g(8)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company effective as of 9/6/2017
(35)	g(9)	Custodian Agreement between the Registrant and State Street Bank and Trust Company dated 1/17/2020
(35)	g(10)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company regarding Domini Sustainable Solutions Fund
(37)	g(11)	Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company regarding Domini International Opportunities Fund
(9)	h(1)	Transfer Agency Agreement between the Registrant and BNY Mellon Asset Servicing Inc. (formerly PNC Global Investment Servicing Inc.) (“BNY Mellon”)
(1)	h(2)	Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(11)	h(3)	Amendment to Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(12)	h(4)	Amendment to Sponsorship Agreement between the Registrant and Domini, as sponsor, with respect to Domini Social Equity Fund
(28)	h(5)	Expense Limitation Agreement effective as of 11/30/2017 with respect to the Domini Impact Equity Fund, Domini Impact International Equity Fund, and Domini Impact Bond Fund
(29)	h(6)	Expense Limitation Agreement effective as of February 15, 2018, with respect to Class Y shares of Domini Impact International Equity Fund and Domini Impact Bond Fund
(30)	h(7)	Expense Limitation Agreement effective as of 6/15/2018 with respect to the class A shares of Domini Impact Equity Fund and Domini Impact International Equity Fund
(31)	h(8)	Expense Limitation Agreement effective as of 12/1/2018 with respect to Investor, Class A, Institutional and R shares of the Domini Impact Equity Fund
(32)	h(9)	Expense Limitation Agreement effective as of 12/1/2018 with respect to Investor and Institutional shares of the Domini Impact Bond Fund

(34)	h(10)	Expense Limitation Agreement effective as of 11/29/2019 with respect to the Domini Impact Equity Fund (Inv, A, Instl, R), Domini Impact International Equity Fund (A, Y) and Domini Impact Bond Fund (Inv, Instl, Y)
(35)	h(11)	Expense Limitation Agreement with respect to the Sustainable Solution Fund (Investor and Institutional shares)
(37)	h(12)	Expense Limitation Agreement with respect to the International Opportunities Fund (Investor and Institutional shares)
(5)	h(13)	Administration Agreement between the Registrant and Domini
(12)	h(14)	Administration Agreement between the Registrant and IBT dated as of 10/15/02
(12)	h(15)	Amendment dated as of 11/30/06 to the Administration Agreement between the Registrant and IBT
(27)	h(16)	Amendment dated as of 8/01/05 to the Administration Agreement between the Registrant and Investors Bank and Trust Company
(27)	h(17)	Amendment dated as of 11/27/09 to the Administration Agreement between the Registrant and State Street Bank and Trust Company (the successor to Investors Bank and Trust Company)
(35)	h(18)	Administration Agreement between the Registrant and State Street Bank and Trust Company dated 1/17/2020
(35)	h(19)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company regarding Domini Sustainable Solutions Fund
(14)	h(20)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon effective as of 7/5/06
(15)	h(21)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective as of 9/5/07
(28)	h(22)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 07/01/2017
(30)	h(23)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective March 1, 2018
(32)	h(24)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 09/21/2018
(32)	h(25)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 10/30/2018
(33)	h(26)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective 12/31/2018
(35)	h(27)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon regarding Domini Sustainable Solutions Fund dated 1/31/2020
(36)	h(28)	Amendment to Transfer Agency Agreement between the Registrant and BNY Mellon, effective June 21, 2020
(35)	h(29)	Master Services Agreement regarding Transfer Agent and Shareholder Services between the Registrant and Ultimus Fund Solutions, LLC dated 1/10/2020
(37)	h(30)	Amendment to Master Services Agreement regarding Transfer Agent and Shareholder Services between the Registrant and Ultimus Fund Solutions, LLC dated 1/10/2020 regarding Domini International Opportunities Fund
(37)	h(31)	Amendment to Administration Agreement between the Registrant and State Street Bank and Trust Company regarding Domini International Opportunities Fund
(16)	h(32)	Shareholder Services Agreement between Registrant and Domini effective 6/2/08
(38)	h(33)	Amended and Restated Expense Limitation Agreement effective as of 11/30/2020 with respect to the Domini Impact Equity Fund (Inv, A, Instl, Y), Domini International Opportunities Fund (Investor and Institutional), Domini Sustainable Solutions Fund (Investor and Institutional), Domini Impact International Equity Fund (A, Y) and Domini Impact Bond Fund (Inv, Instl, Y)
*	h(34)	Expense Limitation Agreement effective as of 11/30/2021 with respect to the Domini Impact Equity Fund (Inv, A, Instl, Y), Domini International Opportunities Fund (Investor and Institutional), Domini Sustainable Solutions Fund (Investor and Institutional), Domini Impact International Equity Fund (A, Y) and Domini Impact Bond Fund (Inv, Instl, Y)
(2)(4) (11)(13) (17) (30)(35) (37)	i	Opinion and consent of counsel
*	j	Consent of independent registered public accounting firm
(8)	m(1)	Amended and Restated Distribution Plan of the Registrant with respect to Investor Shares
(17)	m(2)	Distribution Plan of the Registrant with respect to Class A shares
(7)	n	Multiple Class Plan of the Registrant
(20)	p(1)	Code of Ethics of the Registrant
(33)	p(2)	Code of Ethics of Domini and DSILD
(23)	p(3)	Code of Ethics of Seix Advisors

*	p(4)	Code of Ethics of Wellington Management Company, LLP
*	p(5)	Code of Ethics of SSGA Funds Management, Inc.
*	q	Powers of Attorney
*	101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
*	101.SCH	XBRL Taxonomy Extension Schema Document
*	101.CAL	XBRL Taxonomy Extension Calculation Linkbase
*	101.DEF	XBRL Taxonomy Extension Definition Linkbase
*	101.LAB	XBRL Taxonomy Extension Labels Linkbase
*	101.PRE	XBRL Taxonomy Extension Presentation Linkbase

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(1) Incorporated herein by reference from Post-Effective Amendment No. 11 to the Registrant’s Registration Statement as filed with the SEC on November 25, 1997.

(2) Incorporated herein by reference from Post-Effective Amendment No. 13 to the Registrant’s Registration Statement as filed with the SEC on September 29, 1999.

(3) Incorporated herein by reference from Post-Effective Amendment No. 14 to the Registrant’s Registration Statement as filed with the SEC on November 23, 1999.

(4) Incorporated herein by reference from Post-Effective Amendment No. 16 to the Registrant’s Registration Statement as filed with the SEC on January13, 2000.

(5) Incorporated herein by reference from Post-Effective Amendment No. 19 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2000.

(6) Incorporated herein by reference from Post-Effective Amendment No. 20 to the Registrant’s Registration Statement as filed with the SEC on September 28, 2001.

(7) Incorporated herein by reference from Post-Effective Amendment No. 23 to the Registrant’s Registration Statement as filed with the SEC on September 29, 2003.

(8) Incorporated herein by reference from Post-Effective Amendment No. 24 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2003.

(9) Incorporated herein by reference from Post-Effective Amendment No. 25 to the Registrant’s Registration Statement as filed with the SEC on September 29, 2004.

(10) Incorporated herein by reference from Post-Effective Amendment No. 27 to the Registrant’s Registration Statement as filed with the SEC on June 10, 2005.

(11) Incorporated herein by reference from Post-Effective Amendment No. 28 to the Registrant’s Registration Statement as filed with the SEC on August 29, 2005.

(12) Incorporated herein by reference from Post-Effective Amendment No. 31 to the Registrant’s Registration Statement as filed with the SEC on September 11, 2006.

(13) Incorporated herein by reference from Post-Effective Amendment No. 32 to the Registrant’s Registration Statement as filed with the SEC on November 17, 2006.

(14) Incorporated herein by reference from Post-Effective Amendment No. 33 to the Registrant’s Registration Statement as filed with the SEC on September 20, 2007.

(15) Incorporated herein by reference from Post-Effective Amendment No. 34 to the Registrant’s Registration Statement as filed with the SEC on November 19, 2007.

(16) Incorporated herein by reference from Post-Effective Amendment No. 36 to the Registrant’s Registration Statement as filed with the SEC on September 26, 2008.

(17) Incorporated herein by reference from Post-Effective Amendment No. 37 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2008.

(18) Incorporated herein by reference from Post-Effective Amendment No. 38 to the Registrant’s Registration Statement as filed with the SEC on September 8, 2009.

(19) Incorporated herein by reference from Post-Effective Amendment No. 39 to the Registrant’s Registration Statement as filed with the SEC on November 24, 2009.

(20) Incorporated herein by reference from Post-Effective Amendment No. 40 to the Registrant’s Registration Statement as filed with the SEC on November 24, 2010.

(21) Incorporated herein by reference from Post-Effective Amendment No. 41 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2011.

(22) Incorporated herein by reference from Post-Effective Amendment No. 43 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2012.

(23) Incorporated herein by reference from Post-Effective Amendment No. 45 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2013.

(24) Incorporated herein by reference from Post-Effective Amendment No. 47 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2014.

(25) Incorporated herein by reference from Post-Effective Amendment No. 49 to the Registrant’s Registration Statement as filed with the SEC on September 21, 2015.

(26) Incorporated herein by reference from Post-Effective Amendment No. 50 to the Registrant’s Registration Statement as filed with the SEC on November 25, 2015.

(27) Incorporated herein by reference from Post-Effective Amendment No. 52 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2016.

(28) Incorporated herein by reference from Post-Effective Amendment No. 52 to the Registrant’s Registration Statement as filed with the SEC on November 28, 2017.

(29) Incorporated herein by reference from Post-Effective Amendment No. 56 to the Registrant’s Registration Statement as filed with the SEC on March 23, 2018.

(30) Incorporated herein by reference from Post-Effective Amendment No. 57 to the Registrant’s Registration Statement as filed with the SEC on June 14, 2018.

(31) Incorporated herein by reference from Post-Effective Amendment No. 64 to the Registrant’s Registration Statement as filed with the SEC on September 14, 2018

(32) Incorporated herein by reference from Post-Effective Amendment No. 66 to the Registrant’s Registration Statement as filed with the SEC on November 27, 2018.

(33) Incorporated herein by reference from Post-Effective Amendment No. 68 to the Registrant’s Registration Statement as filed with the SEC on November 12, 2019.

(34) Incorporated herein by reference from Post-Effective Amendment No. 69 to the Registrant’s Registration Statement as filed with the SEC on November 26, 2019.

(35) Incorporated herein by reference from Post-Effective Amendment No. 73 to the Registrant’s Registration Statement as filed with the SEC on February 28, 2020.

(36) Incorporated herein by reference from Post-Effective Amendment No. 75 to the Registrant’s Registration Statement as filed with the SEC on August 20, 2020.

(37) Incorporated herein by reference from Post-Effective Amendment No. 77 to the Registrant’s Registration Statement as filed with the SEC on November 24, 2020.

(38) Incorporated herein by reference from Post-Effective Amendment No. 78 to the Registrant’s Registration Statement as filed with the SEC on November 25, 2020.

*    Filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 30. INDEMNIFICATION

Reference is hereby made to (a) Article V of the Registrant’s Second Amended and Restated Declaration of Trust, incorporated herein by reference; and (b) Section 4 of the Distribution Agreements by and between the Registrant and DSIL Investment Services LLC, incorporated herein by reference.

The trustees and the officers of the Registrant and the personnel of the Registrant’s administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Domini Impact Investments LLC (“Domini”) is a Massachusetts limited liability company with offices at 180 Maiden Lane, Suite 1302, New York, New York 10038, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

The officers of Domini are as follows:

Name and Capacity with Domini	Other Business, Profession, Vocation, or Employment During the Past Two Fiscal Years	Principal Business Address

Amy Domini Thornton

  Chairperson (since 2016); Member and Manager (since 1997); Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018)

	Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020) and Domini Impact Equity Fund (since 2018), Chairperson (since 2016), Member (since 1997), and Manager (since 1997), Domini Impact Investments LLC; Manager (since 2002), Domini Holdings LLC (holding company); Private Trustee (since 1987), Loring, Wolcott & Coolidge Office (fiduciary); Partner (since 1994), Loring, Wolcott & Coolidge Fiduciary Advisors, LLP (investment advisor); Manager (since 2010), Loring, Wolcott & Coolidge Trust, LLC (trust company); Board Member (since 2016), Cambridge Public Library Foundation (nonprofit); Trustee (since 1998), New England Quarterly (periodical).	180 Maiden Lane, Suite 1302, New York, New York 10038

Carole M. Laible

  CEO and Manager (since 2016), Member (since 2006), Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020), and Domini Impact Equity Fund (since 2018)

	Portfolio Manager, Domini Sustainable Solutions Fund (since 2020), Domini International Opportunities Fund (since 2020), and Domini Impact Equity Fund (since 2018), CEO and Manager (since 2016), Member (since 2006), Domini Impact Investments LLC; Manager (since 2017), President and CEO (since 2002), Chief Financial Officer (since 1998), Secretary (since 1998), Treasurer (since 1998) and Registered Principal (since1998), DSIL Investment Services LLC; Manager (since 2016), Domini Holdings LLC (holding company); President (since 2017), Domini Investment Trust.	180 Maiden Lane, Suite 1302, New York, New York 10038

Name and Capacity with Domini	Other Business, Profession, Vocation, or Employment During the Past Two Fiscal Years	Principal Business Address
Maurizio Tallini Chief Compliance Officer (since 2005), Member (since 2007), Chief Information Security Officer (since 2015)	Chief Compliance Officer (since 2005), Chief Operating Officer (2011-2017), Member (since 2007), and Chief Information Security Officer (since 2015), Domini Impact Investments LLC; Vice President (since 2007); Chief Compliance Officer (since 2005), and Chief Information Security Officer (since 2015) Domini Investment Trust; Chief Compliance Officer (since 2015), Registered Principal (since 2014), and , Chief Information Security Officer (since 2015), DSIL Investments Services LLC.	180 Maiden Lane, Suite 1302, New York, New York 10038

Megan L. Dunphy General Counsel (since 2014); Member (since 2017)	General Counsel (since 2014) and Member (since 2017), Domini Impact Investments LLC; Chief Legal Officer (since 2014), Vice President (since 2013) and Secretary (since 2005), Domini Investment Trust.	180 Maiden Lane, Suite 1302, New York, New York 10038

Christina Povall Chief Financial Officer (since 2014); Member (since 2017)	Chief Financial Officer (since 2014) and Member (since 2017), Domini Impact Investments LLC; Treasurer (since 2017) and Vice President (since 2013), Domini Investment Trust; Registered Operations Professional (since 2012), DSIL Investments Services LLC.	180 Maiden Lane, Suite 1302, New York, New York 10038

The principal business address of Wellington Management Company LLP (“Wellington Management”), a Delaware limited liability partnership, is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940. Additional information as to Wellington Management and the directors and officers of Wellington Management is included in Wellington Management’s Form ADV filed with the Securities and Exchange Commission (File No. 801-15908), which is incorporated herein by reference and sets forth the officers and directors of Wellington Management and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

The principal business address of SSGA Funds Management, Inc. (“SSGA FM”), a Massachusetts corporation, is One Iron Street, Boston, Massachusetts 02210. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc. which itself is a wholly-owned subsidiary of State Street Corporation (“State Street”), a publicly traded financial holding company organized in Massachusetts. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940. SSGA FM and certain other affiliates of State Street make up State Street Global Advisors (“SSGA”). Additional information as to SSGA FM and the directors and officers of SSGA FM is included in SSGA FM’s Form ADV filed with the Securities and Exchange Commission (File No. 801- 60103), which is incorporated herein by reference and sets forth the officers and directors of SSGA FM and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	DSIL Investment Services LLC is the distributor for the Registrant.

(b)	The information required by this Item 27 with respect to each manager or officer of DSIL Investment Services LLC is incorporated herein by reference from Schedule A of Form BD as filed by DSIL Investment Services LLC (File No. 008-44763) pursuant to the Securities Exchange Act of 1934, as amended.

(c) Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The accounts and records of the Registrant are located, in whole or in part, at the offices of the Registrant and at the following locations:

Name:	Address:

Domini Impact Investments LLC (manager)	180 Maiden Lane, Suite 1302, New York, New York 10038

Wellington Management Company LLP (submanager)	280 Congress Street Boston, MA 02210

SSGA Funds Management, Inc. (submanager)	One Iron Street Boston, Massachusetts 02210

DSIL Investment Services LLC (distributor)	180 Maiden Lane, Suite 1302, New York, New York 10038

State Street Bank and Trust Company (custodian)	100 Summer Street Boston, MA 02110

BNY Mellon Investment Servicing (U.S.) Inc. (former transfer agent)	4400 Computer Drive Westborough, MA 01581

Iron Mountain Records Management (offsite records storage)	100 Harbor Drive Jersey City, NJ 07305

Blank Rome LLP (counsel to independent trustees of the Trust)	1271 Avenue of the Americas New York, NY 10020

Datto Corp. (electronic data media storage and backup server)	101 Merritt 7, 7th floor Norwalk, CT 06851

DLT Solutions (electronic data media storage and backup server)	2411 Dulles Corner Park, Suite 800 Herndon, VA 20171

DataBankHoldings, Ltd. (electronic data media storage and backup server)	14926 Pony Express Road Bluffdale, UT 84065

Global Relay Communications Inc. (electronic vaulting of email and data media storage)	220 Cambie Street, 2nd Floor Vancouver, B.C. Canada V6B2M9

Advisor Vault (electronic data media storage and backup)	842 Broadview Ave, Toronto, Ontario, M4K 2R1

Ultimus Fund Solutions, LLC (transfer agent)	Ultimus Fund Solutions, LLC 225 Pictoria Dr. Suite 450 Cincinnati, OH 45246

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment (this “Amendment”) to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York on November 24, 2021.

DOMINI INVESTMENT TRUST
on behalf of its series: Domini Impact Equity Fund Domini International Opportunities Fund Domini Sustainable Solutions Fund Domini Impact International Equity Fund Domini Impact Bond Fund

By:	/s/ Carole M. Laible
Carole M. Laible President

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities indicated below on November 24, 2021.

Signature	Title

/s/ Carole M. Laible Carole M. Laible	President (Principal Executive Officer) Domini Investment Trust

/s/ Christina M. Povall Christina M. Povall	Treasurer (Principal Accounting and Financial Officer) and Vice President of Domini Investment Trust

/s/ Amy Domini Thornton Amy Domini Thornton	Trustee of Domini Investment Trust

/s/ Kirsten S. Moy* Kirsten S. Moy	Trustee of Domini Investment Trust

/s/ Gregory A. Ratliff* Gregory A. Ratliff	Trustee of Domini Investment Trust

/s/ John L. Shields* John L. Shields	Trustee of Domini Investment Trust

*By: /s/ Carole M. Laible
Carole M. Laible Executed by Carole M. Laible on behalf of those indicated pursuant to Powers of Attorney dated July 27, 2021.

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

h(34)	Amended and Restated Expense Limitation Agreement effective as of 11/30/2021 with respect to the Domini Impact Equity Fund (Inv, A, Instl, Y), Domini International Opportunities Fund (Investor and Institutional), Domini Sustainable Solutions Fund (Investor and Institutional), Domini Impact International Equity Fund (A, Y) and Domini Impact Bond Fund (Inv, Instl, Y)
j	Consent of independent registered public accounting firm
p(4)	Code of Ethics of Wellington Management Company, LLP
p(5)	Code of Ethics of SSGA Funds Management, Inc.
q	Powers of Attorney

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Labels Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase